UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22027

                           FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                  Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                  Wilmington, DE 19809

(Name and address of agent for service)

registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Shareholder,

Risk and Return

The Broad Allocation Strategy Fund Class I shares (the “Fund”) returned 4.06%, net of fees, during the twelve months ended April 30, 2013. The Fund’s blended benchmark consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index returned 11.59%, during the same period.

Review

The theme for the past twelve months was “equities” – specifically, equities of developed nations. Publicly traded shares of US and developed international corporations galloped higher for the period, thanks in large part to the unprecedented liquidity provided by central banks across the globe. “Quantitative easing” was the panacea to equity markets as the US Federal Reserve, European Central Bank and Bank of Japan all continued or introduced large scale asset purchase programs in an effort to stimulate flagging economic growth. The prevalence of cheap money and evidence - however fitful - that the global economy may finally be on the road to recovery combined to produce double digit gains for developed equity markets. The MSCI EAFE Index rose 20.15% for the year, while the S&P 500 rose 16.89%, on a total return basis. Global real estate also performed well; the DJ Global Select Real Estate Index rose 23.39% and outperformed both the MSCI EAFE and S&P 500, as investors were attracted to the high dividend yields and equity structure of real estate investment trusts.

Participation in the rally by other asset classes (as well as other equity markets) was not as strong. Returns in emerging market equities – led primarily by the heralded “BRICs” – were muted, with the MSCI Emerging Markets index rising just 4.35% . High quality bonds struggled to eke out a positive return for the first time in recent memory as the Barlcays Global Aggregate Bond Index returned just 1.46% for the year, in US dollar terms. Commodities posted largely negative returns for the period; the S&P GSCI Precious Metals Total Return index fell 13.71% as gold began to lose some of its luster in the eyes of investors. Energy prices also largely declined, driving the S&P GSCI Energy Total Return Index down 10.43%, while agricultural commodities managed to eke out a positive return, “thanks” to the severe drought that plagued the central US for much of the summer. The S&P GSCI Agricultural Commodities Total Return Index rose 1.81% for the period.

Outlook & Positioning

A distinguishing feature of the market backdrop as developed equities cruised to double-digit gains and new all-time highs for several US indices is the high degree of complacency exhibited by investors. This can be seen in the “extremely optimistic” readings from sentiment indicators like the Investors Intelligence Survey, Put/Call ratios on the Chicago Board Options Exchange (CBOE) and the often quoted CBOE Volatility Index (commonly known as the “VIX”), which hovered near record lows throughout the first four months of 2013. At the same time, equity mutual funds showed inflows during early 2013 for the first time in years. That investors are optimistic isn’t surprising; the S&P 500 and MSCI EAFE have averaged 18.80% and 14.36%, respectively, since April 30, 2009, bolstered by a very friendly global central banking system which has driven interest rates to generational lows in many places across the globe. Economic data added further encouragement, as the US housing market recovery appears to have gathered steam early in the 2013 spring selling season.

The question we are asking now is whether or not the current ebullient attitude towards equities is justified. To answer that we turn to our asset allocation models, which continue to show a supportive environment for equity prices.

1

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

Market stress remains low and the underlying factors that tend to drive equity prices over time are generally favorable. In a simplified view the combination of growth (neutral), valuation (positive), and interest rates (positive) continues to provide an accommodative backdrop for equity prices.

Applied to Broad Allocation, we see several potential impacts over the course of the year. First, barring any changes from our allocation models, we expect to remain significantly overweight our long term targets for equities and underweight fixed income and other less-risky assets. Return expectations for precious metals and other non-correlated asset classes will continue to rely heavily on global central bank activities – reductions (or perceived reductions) in the amount of monetary support will likely have a negative impact on price levels. Should US equity markets continue their torrid pace throughout the remainder of the year we expect BAS should produce reasonable absolute returns, though these returns will likely lag an all-equity benchmark. However, should the rally falter – even if only for a period of time – we expect the diversification of the strategy will provide its intended steadying effect of a moderate return and risk profile.

Portfolio Review

Global equities drove overall portfolio returns, rising 14.79% and adding 459 bps to total returns on the strength of the US and European markets and a nearly 30% allocation within the fund. Security selection aided overall returns, as decisions to invest in equal weighted and lower volatility funds provided excess returns above the benchmarks for each respective market.

Global real estate was the top performing asset class for the year, rising 26.62% and contributing 135 basis points to total returns. Improved sentiment in Europe and a raging market in Asia sent non-US REITs soaring during the period. The portfolio’s allocation to the non-US REITs rose 33.66% and added 83 bps to total returns.

Selection also aided returns in global fixed income, which rose 8.44% and added 193 basis points to total returns. Returns were led by allocations to emerging market debt, high yield bonds and other credit instruments, each of which were supported by positive fundamentals and investor desire for the higher yield associated with these riskier assets.

Currencies also posted positive returns, rising 2.88% as allocations to the US dollar fell 1.26% and offset much of the 10.59% return from a fund that replicates the “carry trade”. Overall, the allocation to currencies added 20 basis points of total return to the portfolio.

Returns to commodities were negative during the period, falling 7.67% and costing 126 basis points in total returns despite holding a below-target weight in the asset class. Metals were the worst-performing sub-asset class, falling 12.95%, driven largely by the year-long decline in gold prices. Prices for energy also fell, dropping 9.43% and subtracting 15 bps from returns, while agricultural commodities decreased by just 2.37% and subtracted 18 bps from returns. Finally, a portfolio hedge initiated in June 2012 intended to offset a decline in equity prices due to an unforeseen event (known as a “tail risk hedge”), declined 28% for the period and detracted 230 bps from returns as the anticipated risks (the so-called “fiscal cliff” in the US and continued difficulty in Europe) did not materialize.

In terms of overall asset allocation for the strategy, we were actively adjusting the portfolio throughout the period to take advantage of changing market conditions. Significant adjustments occurred throughout the summer of 2012 and again in early 2013 as we added exposure to equities and other risk assets as the market continued to gain traction, especially within non-US equities. As of this writing, our allocation models remained positive on equity investments, thus encouraging us to maintain our current allocations until otherwise indicated.

2

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

Boston Advisors, LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may changes and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future holdings of the Fund are subject to investment risk.

3

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Class A Shares of the Fund

vs Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index,

and Blend of 40% Barclays Capital U.S. Aggregate Bond and 60% S&P 500® Indexes.

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.25% . This results in an initial investment of $9,475.

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception
Class A Shares*
(without sales charge)	3.79%	1.59%
Class A Shares*
(with sales charge)	-1.65%	-1.26%
60% S&P 500® Index/ 40% Barclays Capital
U.S. Aggregate Bond Index	11.59%	11.14	%**
S&P 500® Index	16.89%	14.93	%**
Barclays Capital U.S. Aggregate
Bond Index	3.68%	4.97	%**

*	Class A Shares commenced operations on June 8, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

4

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Institutional Class Shares of the Fund

vs Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index,

and Blend of 40% Barclays Capital U.S. Aggregate Bond and 60% S&P 500® Indexes.

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception
Institutional Class Shares*	4.06%	2.69%
60% S&P 500® Index/ 40% Barclays Capital
U.S. Aggregate Bond Index	11.59%	10.03	%**
S&P 500® Index	16.89%	12.58	%**
Barclays Capital U.S. Aggregate
Bond Index	3.68%	5.70	%**

*	Institutional Class Shares commenced operations on January 31, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

The return shown for Class A Shares reflects a deduction for the maximum front-end sales charge of 5.25% . The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 4.95% and 1.67% for Class A Shares and 3.72% and 1.42% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by

5

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

the Fund for the period covered by this report. Boston Advisors, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund in order to limit the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the “Board”) approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate its performance as compared to that of the unmanaged blended index of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly-concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transaction costs from high portfolio turnover since the Adviser may engage in active trading.

6

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any), and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period ended April 30, 2013 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in each accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Boston Advisors Broad Allocation Strategy Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,022.70	$6.27
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

Institutional Class Shares
Actual	$1,000.00	$1,023.50	$4.97
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 for Class A Shares and Institutional Class Shares of 1.24% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total returns for the six month period ended April 30, 2013 of 2.27% and 2.35% for Class A and Institutional Class Shares, respectively. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectus were 0.00% to 0.05% .

8

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE TRADED FUNDS:
Equity	56.5%	$19,185,715
Fixed Income	18.2	6,205,560
Commodity	18.1	6,151,150
Currency	2.8	952,781
Other Assets in Excess of Liabilities	4.4	1,480,118

NET ASSETS	100.0%	$33,975,324

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments

April 30, 2013

	Number
	of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — 95.6%
Commodity — 18.1%
ETRACS CMCI Long Platinum Total Return ETN*	27,496	$466,057
iPath Dow Jones-UBS Agriculture Subindex Total Return ETN*	23,104	1,226,822
PowerShares DB Energy Fund*	70,459	1,950,305
PowerShares DB Gold Fund*	39,154	1,965,531
RICI - Agriculture ELEMENTS*	61,085	542,435

		6,151,150

Currency — 2.8%
PowerShares DB G10 Currency Harvest Fund*	34,735	952,781

Equity — 56.5%
Guggenheim S&P 500 Equal Weight ETF	17,380	1,054,097
iPath S&P 500 Dynamic VIX ETN*	31,745	1,233,928
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	66,188	1,041,799
iShares MSCI EAFE Minimum Volatility Index Fund	14,642	910,308
iShares MSCI USA Minimum Volatility Index Fund	69,958	2,355,487

	Number
	of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — (Continued)
Equity — (Continued)
Powershares S&P Emerging Markets Low Volatility Portfolio	89,275	$2,631,827
Powershares S&P International Developed Low Volatility Portfolio	43,629	1,387,402
SPDR S&P 500 ETF Trust	17,588	2,808,452
Vanguard Global ex-U.S. Real Estate ETF	20,677	1,268,120
Vanguard MSCI EAFE ETF	36,831	1,411,732
Vanguard MSCI Emerging Markets ETF	45,469	1,989,723
Vanguard REIT ETF	14,517	1,092,840

		19,185,715

Fixed Income — 18.2%
iShares Barclays 1-3 Year Credit Bond Fund	9,065	957,173
iShares Barclays 7-10 Year Treasury Bond Fund	15,361	1,671,738
iShares Barclays Credit Bond Fund	8,244	942,866
iShares S&P National Municipal Bond Fund	2,800	313,180
PowerShares Build America Bond Portfolio	22,232	687,191
PowerShares International Corporate Bond Portfolio	21,201	629,458

The accompanying notes are an integral part of the financial statements.

10

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Number
	of Shares	Value

EXCHANGE TRADED FUNDS (ETF) — (Continued)
Fixed Income — (Continued)
SPDR Barclays Capital Short Term High Yield Bond ETF	32,240	$1,003,954

		6,205,560

TOTAL EXCHANGE TRADED FUNDS (Cost $30,782,333)		32,495,206

TOTAL INVESTMENTS - 95.6% (Cost $30,782,333)		32,495,206
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4%		1,480,118

NET ASSETS - 100.0%		$33,975,324

*	Non-income producing.

CMCI	Constant Maturity Commodity Index
DB	Deutsche Bank
EAFE	Europe, Australia, and Far East
ETN	Exchange Traded Notes
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
NAREIT	National Association of Real Estate Investment Trusts
REIT	Real Estate Investment Trust
RICI	Rogers International Commodity Index
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
VIX	Volatility Index

The accompanying notes are an integral part of the financial statements.

11

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $30,782,333)	$32,495,206
Cash	1,493,812
Receivable from Investment Adviser	2,070
Receivable for capital shares sold.	21,000
Prepaid expenses and other assets	25,420

Total assets	34,037,508

Liabilities
Payable for audit fees	24,000
Payable for printing fees	12,499
Payable for transfer agent fees	8,231
Payable for administration and accounting fees	7,580
Payable for custodian fees	3,447
Accrued expenses	6,427

Total liabilities	62,184

Net Assets	$33,975,324

Net Assets Consisted of:
Capital stock, $0.01 par value	$32,672
Paid-in capital	32,052,327
Accumulated net investment income	31,697
Accumulated net realized gain from investments	145,755
Net unrealized appreciation on investments	1,712,873

Net Assets	$33,975,324

Class A:
Net asset value, offering and redemption price per share ($51,189 / 4,912)	$10.42

Maximum offering price per share (100/94.75 of $10.42)	$11.00

Institutional Class:
Net asset value, offering and redemption price per share ($33,924,135 / 3,262,282)	$10.40

The accompanying notes are an integral part of the financial statements.

12

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$604,052
Interest	1,056

Total investment income	605,108

Expenses
Advisory fees (Note 2)	254,776
Transfer agent fees (Note 2)	92,471
Administration and accounting fees (Note 2)	75,367
Legal fees	34,689
Registration and filing fees	33,715
Printing and shareholder reporting fees	32,820
Audit fees	24,000
Trustees’ and officers’ fees (Note 2)	18,467
Custodian fees (Note 2)	17,627
Distribution fees (Class A) (Note 2)	208
Other expenses	10,994

Total expenses before waivers and reimbursements	595,134

Less: waivers and reimbursements (Note 2)	(279,641)

Net expenses after waivers and reimbursements	315,493

Net investment income	289,615

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	388,794
Net change in unrealized appreciation on investments	642,604

Net realized and unrealized gain on investments	1,031,398

Net increase in net assets resulting from operations	$1,321,013

The accompanying notes are an integral part of the financial statements.

13

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$289,615	$186,318
Net realized gain/(loss) from investments	388,794	(92,284)
Net change in unrealized appreciation from investments	642,604	1,052,061

Net increase in net assets resulting from operations	1,321,013	1,146,095

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(225)	(782)
Institutional Class	(325,554)	(174,474)
Net realized capital gains:
Class A	(173)	—
Institutional Class	(112,302)	—

Net decrease in net assets from dividends and distributions to shareholders	(438,254)	(175,256)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	3,422,292	28,121,712

Total increase in net assets	4,305,051	29,092,551

Net assets
Beginning of year	29,670,273	577,722

End of year	$33,975,324	$29,670,273

Accumulated net investment income, end of year	$31,697	$44,146

The accompanying notes are an integral part of the financial statements.

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BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the	For the Period
	Year Ended	June 8, 2011*
	April 30, 2013	to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.12	$10.25

Net investment income(1)	0.08	0.09
Net realized and unrealized gain/(loss) on investments	0.31	(0.17	)(2)

Net increase/(decrease) in net assets resulting from operations	0.39	(0.08)

Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.05)
Net realized capital gains	(0.04)	—

Net decrease in net assets resulting from dividends and distributions to shareholders	(0.09)	(0.05)

Net asset value, end of period	$10.42	$10.12

Total investment return(3)	3.79%	(0.72)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$51	$122
Ratio of expenses to average net assets(4)	1.24%	1.24	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)(6)	2.12%	4.52	%(5)
Ratio of net investment income to average net assets(4)	0.75%	1.00	%(5)
Portfolio turnover rate	75.23%	56.15	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statement of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

Total investment return does not reflect the impact of the maximum front-end sales load of 5.25% . If reflected, the return would be lower. (4) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the		For the Period
	Year Ended	Year Ended		January 31, 2011* to
	April 30, 2013	April 30, 2012		April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.13	$10.50		$10.00

Net investment income(1)	0.09	0.13		0.01
Net realized and unrealized gain/(loss) on investments	0.32	(0.43	)(2)	0.49

Net increase/(decrease) in net assets resulting from operations	0.41	(0.30)		0.50

Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.07)		—
Net realized capital gains	(0.04)	—		—

Net decrease in net assets resulting from dividends and distributions to shareholders	(0.14)	(0.07)		—

Net asset value, end of period	$10.40	$10.13		$10.50

Total investment return(3)	4.06%	(2.86)%		5.00%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$33,924	$29,548		$578
Ratio of expenses to average net assets(4)	0.99%	0.99%		0.99	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)(6)	1.87%	3.29%		115.64	%(5)
Ratio of net investment income to average net assets(4)	0.91%	1.31%		0.26	%(5)
Portfolio turnover rate	75.23%	56.15%		22.69	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statement of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. (4) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Boston Advisors Broad Allocation Strategy Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on January 31, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) for which the selling broker-dealer received a sales commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•  Level 1 — quoted prices in active markets for identical securities;

17

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$32,495,206	$32,495,206	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the

18

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

19

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

2. Transactions with Affiliates and Related Parties

Boston Advisors, LLC (“Boston Advisors” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the year ended April 30, 2013, the amount of fees accrued and waived was $254,776, and the fees reimbursed by the Adviser were $24,865. At April 30, 2013, the amount of the potential recovery was as follows:

	Expiration
April 30, 2014	April 30, 2015	April 30, 2016
$ 37,733	$328,461	$279,641

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

20

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $5,236. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$28,248,876	$22,187,688

4. Capital Share Transactions

For the year ended April 30, 2013 and the period from commencement of operations to April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

21

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

	For the Year Ended		For the Year/Period Ended
	April 30, 2013		April 30, 2012*
	Shares	Amount	Shares	Amount
Class A Shares
Sales	39	$399	18,840	$193,369
Reinvestments	39	399	—	—
Redemption Fees†	—	—	—	5
Redemptions	(7,235)	(73,880)	(6,771)	(66,958)

Net increase/(decrease)	(7,157)	$(73,082)	12,069	$126,416

Institutional Class
Sales	476,436	$4,829,032	2,993,350	$29,298,028
Reinvestments	42,888	436,599	18,080	174,474
Redemption Fees†	—	394	—	736
Redemptions	(173,744)	(1,770,651)	(149,749)	(1,477,942)

Net increase	345,580	$3,495,374	2,861,681	$27,995,296

*	Class A Shares commenced operations on June 8, 2011.

†

There is a 2.00% redemption fee that may be charged on shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund and are allocated to all classes in the Fund based on relative net assets.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2013, these adjustments were to increase undistributed net investment income/(loss) by $23,715 and decrease accumulated net realized gain/(loss) by $23,715. These reclassifications, which have no impact on the NAV of the Fund, are primarily attributable to redesignations of distributions and reclass of investment income to capital gain.

22

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

For the fiscal year ended April 30, 2013, the tax character of distributions paid by the Fund was $438,254 of ordinary income dividends. For the fiscal year ended April 30, 2012, the tax character of distributions paid by the Fund was $175,256 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$ —	$182,318	$252,341	$1,479,150	$(23,484)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$31,016,056

Gross unrealized appreciation	$2,516,149
Gross unrealized depreciation	(1,036,999)

Net unrealized appreciation	$1,479,150

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Fund had late year ordinary loss deferrals of $23,484.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2013, the Fund did not have any capital loss carryforwards.

23

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2013

During the fiscal year ended April 30, 2013, the Fund utilized $118,069 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Boston Advisors Broad Allocation Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

25

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $438,254 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 33.39% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 33.39% .

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.27% .

The Fund designates 100% of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 526-8968 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement

At an in-person meeting held on December 10-11, 2012, the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Boston Advisors, LLC (the “Adviser” or “Boston Advisors”) and the Trust on behalf of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser also provided its code of ethics, Form ADV and compliance policies and procedures, including their proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable

27

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Continued)

(Unaudited)

code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from Boston Advisors attended the meeting both in person and telephonically and discussed Boston Advisors’ history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for the Fund, the Fund’s blended benchmark, the 60% S&P 500 / 40% Barclay’s Aggregate Index, and the Morningstar World Allocation category average and Lipper mixed-asset target allocation moderate category, the Fund’s applicable Morningstar and Lipper peer groups, respectively, for the one year and since inception periods ended October 31, 2012. The Trustees noted that the Fund underperformed its benchmark and both Morningstar and Lipper peer groups for the one year and since inception periods ended October 31, 2012. The Trustees also reviewed the performance information for Boston Advisors’ Broad Allocation Strategy Composite (net of fees) and noted that the Fund’s performance was in line with the performance of the Composite. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the fees that the Adviser charges to its separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the Fund’s net advisory fee and total expense ratio were higher than the median net advisory fee and total expense ratio of the universe of funds of funds with less than $150 million in assets in the Lipper mixed-asset target allocation moderate category. The Trustees also reviewed comparative Lipper information which included the total expenses of the underlying funds in which the Fund invests. The Trustees concluded that the advisory fee and services provided by Boston Advisors are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of

28

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information (Concluded)

(Unaudited)

other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the audited financial statements for Boston Advisors for the last two calendar years. The Trustees noted that the Adviser’s level of profitability is an important factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increased.

At this time, the Trustees determined to approve the continuation of the Agreement for an additional one year period. In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement.

29

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 526-8968.

30

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 526-8968.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”)(investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None

31

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

32

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

33

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

34

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BOSTON ADVISORS

BROAD ALLOCATION

STRATEGY FUND

of

FundVantage Trust

Class A Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Boston Advisors Broad Allocation Strategy Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Boston Advisors Broad Allocation Strategy Fund.

COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Investment Adviser’s Report

April 30, 2013

Dear Shareholder,

During the period under review (April 30th, 2012 to April 30th, 2013), the Fund has mostly maintained a fully allocated position. The equity exposure remained close to that of the Fund’s benchmark, a blend of 70% S&P 500® / 30% Barclays Capital U.S. Aggregate Bond Indexes, (70%) with some exposure to international and emerging markets. The Fund delivered attractive returns of 11.06% versus its benchmark return of 12.88%.

The last twelve months have witnessed a strong performance in U.S. equity markets, but emerging market performance has been marginal. The U.S. economy is slowly but surely recovering and Goldman Sachs expects the US GDP to grow by 2% in 2013 and 2.9% in 2014. We also believe the housing recovery and the energy renaissance currently taking shape in the U.S. can provide support to the markets. From a valuations perspective, given the current earnings, we believe that the U.S. equity markets are reaching fair value. Since international stocks (although carrying more risks) look cheaper on a historical basis, we are maintaining about 10% exposure to international stocks.

We remain cognizant that at some point in the future quantative easing has to stop and the liquidity in the system will need to be withdrawn by the Central Banks. Due to the actions by the Central Bank, interest rates have been maintained at low levels, but we believe that there is significant interest rate risk in the market. Our Fund is currently underweight in long dated government bonds, which carry the most interest risk. Additionally, as always, there are also a number of other factors that can derail equity markets: political gridlock in Washington, a geopolitical event or the re-emergence of the European crisis. Our team will continue to implement an active strategy with the goal of providing attractive return and manage risk.

We thank you for your trust,

Moeez Ansari

CIO & Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2013 and reflect the views of the investment adviser at the time of this writing. These views may change and do not guarantee the future performance of the Fund or the markets.

The Fund’s portfolio holdings may change at any time and are subject to risk.

Visit www. Morningstar.com to see the Fund’s most recently published top 10 holdings list.

1

COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Compak Dynamic Asset Allocation Fund Class A Shares vs Blend of 70% S&P 500® / 30% Barclays Capital U.S. Aggregate Bond Indexes

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.75%. This results in a net initial investment of $9,525.

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares (without sales charge)	11.06%	4.38%
Class A Shares (with sales charge)	5.82%	1.64%
70% S&P 500® Index/ 30% Barclays
Capital U.S. Aggregate Bond Index	12.88%	11.23%**

*	The Compak Dynamic Asset Allocation Fund (“the Fund”) commenced operations on June 30, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 4.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 426-6725.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 4.09% and 2.84%, respectively, for Class A Shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report.

2

COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

Compak Asset Management (the “Adviser”) has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in place until August 31, 2013, unless the Board of Trustees of FundVantage Trust approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate performance as compared to that of the unmanaged blended index of 70% S&P 500® Index and 30% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class. Fund performance also could be adversely affected by transaction costs from high portfolio turnover since the Adviser may engage in active trading.

3

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2012 through April 30, 2013, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Compak Dynamic Asset Allocation Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2012	April 30, 2013	During Period*
Class A Shares
Actual	$1,000.00	$1,098.10	$11.08
Hypothetical (5% return before expenses)	1,000.00	1,014.23	10.64

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 2.13% for Class A Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total return for the Fund of 9.81% for Class A Shares. The annualized expense ratio does not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectuses were 0.00% to 0.05%.

5

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value

SECURITY TYPE/SECTOR CLASSIFICATION:
Common Stocks
Energy	4.3%	$659,656
Communications	4.1	638,212
Consumer, Non-cyclical	4.0	626,208
Industrial	4.0	625,390
Consumer, Cyclical	3.2	491,706
Basic Materials	2.0	316,089
Technology	2.0	315,643
Utilities	0.8	123,506
Exchange Traded Funds	64.6	10,035,913
Mutual Funds	10.4	1,614,014
Other Assets in Excess of Liabilities	0.6	94,874

NET ASSETS	100.0%	$15,541,211

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio of Investments

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — 24.4%
Basic Materials — 2.0%
Huntsman Corp.	8,350	$157,481
MeadWestvaco Corp.	4,600	158,608

		316,089

Communications — 4.1%
Cisco Systems, Inc.	7,430	155,436
Comcast Corp., Class A	3,900	161,070
DISH Network Corp., Class A	3,850	150,882
EchoStar Corp., Class A*	4,350	170,824

		638,212

Consumer, Cyclical — 3.2%
CVS Caremark Corp.	2,800	162,904
Dana Holding Corp.	10,050	173,362
Wal-Mart Stores, Inc.	2,000	155,440

		491,706

Consumer, Non-cyclical — 4.0%
Alliance Data Systems Corp.*	950	163,182
Pfizer, Inc.	5,250	152,618
UnitedHealth Group, Inc.	2,600	155,818
WellPoint, Inc.	2,120	154,590

		626,208

Energy — 4.3%
Chevron Corp.	1,400	170,814
ConocoPhillips	2,600	157,170
CVR Energy, Inc.	3,300	162,591
Exxon Mobil Corp.	1,900	169,081

		659,656

Industrial — 4.0%
Cummins, Inc.	1,350	143,626
Eaton Corp. PLC	2,600	159,666
KBR, Inc.	5,500	165,440

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
United Parcel Service, Inc., Class B	1,825	$156,658

		625,390

Technology — 2.0%
Microsoft Corp.	4,840	160,204
NCR Corp.*	5,700	155,439

		315,643

Utilities — 0.8%
PPL Corp.	3,700	123,506

TOTAL COMMON STOCKS (Cost $2,914,248)		3,796,410

EXCHANGE TRADED FUNDS— 64.6%
Commodity — 2.3%
SPDR Gold Shares*	2,500	356,925

Equity — 46.1%
Financial Select Sector SPDR Fund	31,700	592,790
iShares Core S&P 500 ETF	4,900	785,764
iShares Core S&P Mid-Cap ETF	4,100	474,616
iShares MSCI ACWI Index Fund	9,900	516,681
iShares MSCI EAFE Index Fund	5,800	359,252
iShares MSCI Emerging Market Index Fund	11,800	510,822
iShares MSCI EMU Index Fund	6,800	234,804
iShares Russell 2000 Index Fund	5,000	470,700
Market Vectors Russia ETF	11,600	310,184
SPDR S&P 500 ETF Trust	15,250	2,435,120

The accompanying notes are an integral part of the financial statements.

7

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Number
	of Shares	Value
EXCHANGE TRADED FUNDS — (Continued)
Equity — (Continued)
Technology Select Sector SPDR Fund	15,400	$474,474

		7,165,207

Fixed Income — 16.2%
iShares Core Total US Bond Market ETF	9,300	1,037,322
iShares JPMorgan USD Emerging Markets Bond Fund	1,300	157,820
PIMCO Total Return ETF	11,900	1,318,639

		2,513,781

TOTAL EXCHANGE TRADED FUNDS (Cost $8,800,528)		10,035,913

MUTUAL FUNDS — 10.4%
Fixed Income — 10.4%
DoubleLine Total Return Bond Fund, Class I	74,543	850,534
Goldman Sachs High Yield Fund	20,520	154,104
Ivy High Income Fund	17,564	154,391
PIMCO Emerging Markets Bond Fund United States	12,000	148,920

	Number
	of Shares	Value
MUTUAL FUNDS — (Continued)
Fixed Income — (Continued)
PIMCO High Yield Fund	15,496	$152,324
PIMCO Income Fund	12,068	153,741

		1,614,014

TOTAL MUTUAL FUNDS (Cost $1,585,049)		1,614,014

TOTAL INVESTMENTS - 99.4% (Cost $13,299,825)		15,446,337
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		94,874

NET ASSETS - 100.0%		$15,541,211

*	Non-income producing.

ACWI	Adjusted Market Capitalization Weighted
Index
EAFE	Europe, Australasia and Far East
EMU	European Monetary Union
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $13,299,825)	$15,446,337
Receivable for investments sold	274,499
Dividends and interest receivable	10,356
Prepaid expenses and other assets	10,779

Total assets	15,741,971

Liabilities
Due to custodian	28,337
Payable for capital shares redeemed	101,102
Payable for audit fees	24,000
Payable for printing fees	15,347
Payable for transfer agent fees	11,200
Payable for administration and accounting fees	7,305
Payable for legal fees	4,857
Payable for custodian fees	3,296
Payable for distribution fees	3,289
Accrued expenses	2,027

Total liabilities	200,760

Net Assets	$15,541,211

Net Assets Consisted of:
Capital stock, $0.01 par value	$14,429
Paid-in capital	14,701,997
Accumulated net investment income	17,071
Accumulated net realized loss from investments	(1,338,798)
Net unrealized appreciation on investments	2,146,512

Net Assets	$15,541,211

Class A:
Shares outstanding	1,442,915

Net asset value, offering and redemption price per share ($15,541,211 / 1,442,915)	$10.77

Maximum offering price per share (100/95.25 of $10.77)	$11.31

The accompanying notes are an integral part of the financial statements.

9

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$408,387
Interest	184

Total investment income	408,571

Expenses
Advisory fees (Note 2)	187,229
Administration and accounting fees (Note 2)	75,946
Transfer agent fees (Note 2)	72,978
Distribution fees (Class A) (Note 2)	37,446
Registration and filing fees	33,647
Printing and shareholder reporting fees	30,477
Legal fees	29,589
Audit fees	24,003
Trustees and officers’ fees (Note 2)	16,763
Custodian fees (Note 2)	16,424
Other expenses	10,558

Total expenses before waivers and reimbursements	535,060

Less: waivers and reimbursements (Note 2)	(187,229)

Net expenses after waivers and reimbursements	347,831

Net investment income	60,740

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	447,742
Net change in unrealized appreciation on investments	1,170,731

Net realized and unrealized gain on investments	1,618,473

Net increase in net assets resulting from operations	$1,679,213

The accompanying notes are an integral part of the financial statements.

10

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012*
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$60,740	$(19,932)
Net realized gain/(loss) from investments	447,742	(1,789,496)
Net change in unrealized appreciation from investments	1,170,731	975,781

Net increase/(decrease) in net assets resulting from operations	1,679,213	(833,647)

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(3,768)	(70,130)

Total net investment income	(3,768)	(70,130)

Increase/(decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(168,367)	14,937,910

Total increase in net assets	1,507,078	14,034,133

Net assets
Beginning of period	14,034,133	—

End of period	$15,541,211	$14,034,133

Accumulated net investment income/(loss), end of period	$17,071	$(41,651)

*	The Fund commenced operations on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

11

COMPAK DYNAMIC ASSET ALLOCATION FUND

Financial Highlights

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
		For the Period
	For the Year Ended April 30, 2013	June 30, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$10.00

Net investment income/(loss)(1)	0.04	(0.01)
Net realized and unrealized gain/(loss) on investments	1.03	(0.26)

Net increase/(decrease) in net assets resulting from operations	1.07	(0.27)

Dividends and distributions to shareholders from:
Net investment income.	— (2)	(0.04)

Redemption fees	— (2)	0.01

Net asset value, end of period	$10.77	$9.70

Total investment return(3)	11.06%	(2.58)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$15,541	$14,034
Ratio of expenses to average net assets(4)	2.32%	2.36	%(5)
Ratio of expenses to average net assets without waivers and expense
reimbursements(4)(6)	3.57%	3.85	%(5)
Ratio of net investment income/(loss) to average net assets(4)	0.41%	(0.12	)%(5)
Portfolio turnover rate	42.51%	194.35	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

12

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Compak Dynamic Asset Allocation Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on June 30, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. As of April 30, 2013, Class C, Class D and Class I Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

13

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
		Level 1	Other Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	04/30/13	Price	Inputs	Inputs
Investments in Securities*	$15,446,337	$15,446,337	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

14

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2013

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP . These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

15

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2013

2. Transactions with Affiliates and Related Parties

Compak Asset Management (“CAM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. For the year ended April 30, 2013, the amount of fees accrued and waived was $187,229.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid by the Fund to the Trustees during the year ended April 30, 2013 was $3,469. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

16

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$6,264,121	$6,353,659

4. Capital Share Transactions

For the year ended April 30, 2013 and for the period June 30, 2011 (commencement of operations) to April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Period Ended
	April 30, 2013		April 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Sales	576,563	$5,672,820	2,179,542	$21,679,660
Reinvestments	356	3,561	7,383	66,448
Redemption Fees*	—	3,787	—	9,256
Redemptions	(581,044)	(5,848,535)	(739,885)	(6,817,454)

Net increase/(decrease)	(4,125)	$(168,367)	1,447,040	$14,937,910

*     There is 2.00% redemption fee that may be charged on shares redeemed which have been held 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the year ended April 30, 2013, these adjustments were to increase undistributed net investment income/(loss)

17

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2013

and accumulated net realized gains/(loss) by $1,750 and $4,773, respectively, and to decrease paid-in-capital by $6,523, primarily attributable to disallowed expenses. The net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $3,768 of ordinary income dividends. For the period ended April 30, 2012, the tax character of distributions paid by the Fund was $70,130 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

		Unrealized	Other
Capital Loss	Undistributed	Appreciation/	Temporary
Carryforward	Ordinary Income	(Depreciation)	Differences
$(908,758)	$41,157	$1,718,719	$(26,333)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$13,727,618

Gross unrealized appreciation	$2,236,592
Gross unrealized depreciation	(517,873)

Net unrealized appreciation	$1,718,719

Accumulated capital losses represent net capital loss carryovers as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012.

During the fiscal year ended April 30, 2013, the Fund utilized $119,708 of prior year capital loss carryforwards. As of April 30, 2013, the Fund had post-enactment capital loss carryforwards of $908,758, all of which are short-term losses and have an unlimited period of capital loss carryforward.

18

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Concluded)

April 30, 2013

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

COMPAK DYNAMIC ASSET ALLOCATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Compak Dynamic Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Compak Dynamic Asset Allocation Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

20

COMPAK DYNAMIC ASSET ALLOCATION FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $3,768 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 426-6725 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 21, 2013, the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Compak Asset Management (the “Adviser” or “Compak”) and the Trust on behalf of the Compak Dynamic Asset Allocation Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements. The Adviser provided its code of ethics, Form ADV and compliance policies and procedures for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

22

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information

(Unaudited) (Continued)

A representative from Compak attended the meeting in person and discussed Compak’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for the Fund, the Fund’s blended benchmark, the 70% S&P 500 / 30% Barclay’s Aggregate Index and the Lipper Global Flexible Portfolio Fund category, respectively, for the one year and since inception periods ended December 31, 2012. The Trustees noted that the Fund underperformed its benchmark and Lipper peer group for the one year and since inception periods ended December 31, 2012. Although the Fund had underperformed its benchmark and Lipper peer group, the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also considered the fees that the Adviser charges to its separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the Fund’s net advisory fee was lower and total expense ratio was higher than the median net advisory fee and total expense ratio of the universe of funds in the Lipper Global Flexible Portfolio Fund category. The Trustees also noted that the Adviser was currently waiving its entire advisory fee.

The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports on the Adviser’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Adviser Agreement, that the quality of the proposed services appeared to be consistent

23

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information

(Unaudited) (Continued)

with industry norms and that the Fund is likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the most recent unaudited financial statements for the Adviser for the years ended December 31, 2012. The Trustees noted that the Adviser’s level of profitability is an important factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increased.

At this time, the Trustees determined to approve the continuation of the Agreement for an additional one year period. In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement.

24

COMPAK DYNAMIC ASSET ALLOCATION FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 426-6725.

25

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act, is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed to be an “interested person” of the Trust, within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 426-6725.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.

26

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	28

Copeland Trust (registered

investment

company) (2 portfolios); Brandywine

Fund

Inc.(registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

27

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

28

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Investment Adviser Compak Asset Management 1801 Dove Street Newport Beach, CA 92660

COMPAK DYNAMIC ASSET ALLOCATION FUND

of

FundVantage Trust

Class A Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Compak Dynamic Asset Allocation Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Compak Dynamic Asset Allocation Fund.

Administrator BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581
Principal Underwriter Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312
Custodian The Bank of New York Mellon One Wall Street New York, NY 10286
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia, PA 19103-7042
Legal Counsel Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

CUTWATER INVESTMENT GRADE BOND FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Cutwater Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Cutwater Investment Grade Bond Fund.

CUTWATER INVESTMENT GRADE BOND FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Shareholder,

Performance

The portfolio had a solid first quarter and generated a return of 2.10 percent net of fees and expenses compared to 1.60 percent for the benchmark, Barclays Aggregate Bond Index. In the twelve months ended April 30, 2013, the portfolio returned 7.17 percent versus 3.68 percent for the benchmark. The portfolio’s underweight allocations to Treasury duration, mortgage backed securities, and our overweight allocation to corporate credit, including high yield and emerging markets, helped generate the performance. Within the investment grade corporate allocation, our overweight to the bank and finance sector was a meaningful contributor to the outperformance. We have now held this overweight position for several quarters, based on our view that regulation is forcing banks and insurance companies to hold higher levels of capital and reduce exposure to more volatile lines of businesses, making them more utility-like and, therefore, more credit friendly. We also hold an overweight to the metals and mining sector, reflecting our view that China and other emerging economies will avoid a hard landing and that these securities have been oversold. Portfolio positions in below-investment-grade securities were consistent with our view that corporate balance sheets are strong and that corporate default rates will remain muted over the next 6 to 12 months. Given the relatively low levels of debt maturing in the near-term and an improving economic outlook, we believe it is highly probable that default rates will remain muted over the next 12 to 18 months. Strong demand for high yield over the past few years has enabled companies to refinance their debts and push out maturities to 2016 and beyond. Many issuers have more flexibility as a result and, therefore, we continue to maintain an overweight allocation to below investment grade securities. We also maintained our allocation to CMBS where we saw good relative value and favorable outlook on certain segments of commercial real estate. Our portfolio positioning remains consistent with our view that the amplitude of volatility continues to decline, an outlook that we have held for the last couple of quarters.

Market Review

During the fiscal year ended April 30, 2013, markets performed strongly, with risk assets performing the best over this period. The S&P 500 Index returned 16.89 percent and the Barclays High Yield Index returned 13.98 percent over the twelve month period. At the other end of the risk spectrum, the Treasury market returned a modest 2.56 percent. Clearly the riskier parts of the markets delivered the strongest returns. We believe this performance differential between the perceived less risky and the riskier assets is largely justified by the underlying economic fundamentals, particularly given the unprecedented support by global central banks. We describe the accommodative central bank policies as “Liquid Courage,” which has provided substantial liquidity to the markets and helped inflate the prices of riskier assets.

Economic fundamentals in the US continued to improve during the fiscal year. Home prices have rebounded with steady year-over-year price increases and foreclosure activity has receded. Household net worth is at an all-time high, reflecting the improvement in both housing and the equity markets. Auto sales have exhibited strength, with annualized sales exceeding fifteen million units. The labor market has steadily improved and the unemployment rate has fallen to a still elevated 7.5 percent. The consumer seems to have largely overcome the shock of higher tax rates from the elimination of the 2 percent payroll tax holiday from earlier in the year. Consumer sentiment is now at post-recession highs, which is supportive of continued spending, which drives about 70 percent of the U.S. economy.

On the corporate side, the banking sector, which was most adversely impacted in the financial crisis, has recovered smartly with earnings now approaching 2005 and 2006 levels. Deleveraging in the banking sector has ended and credit availability has improved with easing of lending standards which should support GDP growth going forward. The corporate sector and industrial companies in particular exhibit healthy balance sheets and solid profitability. These strong corporate fundamentals have peaked, in our view, with many companies exhibiting challenging year-over-year comparisons from both a revenue and an earnings perspective. This reflects weakness in both domestic and overseas demand and foreign currency impacts. Cash flow and earnings comparisons have also exhibited some softness, but corporate earnings have generally held up well as managements focused on reducing expenses and maintaining financial flexibility. Given low yields and receptive capital markets, we are increasingly concerned about corporations adding leverage to enhance shareholder returns to the detriment of fixed income investors, so we must remain vigilant. We are generally constructive in the corporate segment of the fixed income market, however, including leveraged finance, where we expect default rates to remain historically low. Indeed, Moody’s is forecasting that the global speculative-grade default rate will be essentially unchanged from 2.6 percent at April 2013 to 2.5 percent in April 2014, substantially below the long-term average.

1

CUTWATER INVESTMENT GRADE BOND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

Outlook

We believe the global economy will continue to exhibit below-trend growth, with the Emerging Market economies growing at around 5 percent, the U.S. around 2 percent, and Europe at 0 percent. We remain cautiously optimistic that as uncertainty declines U.S. growth could speed up to 2.25-2.50 percent in 2013. Risks to the market in the near-term stem from the uncertainty about the Federal Reserve’s actions regarding quantitative easing and when might it start to taper its support as well as impact from reductions in government spending related to sequestration. Given these unknowns, market volatility is likely to increase in the near-term. Indeed, subsequent to the most recent testimony by the Federal Reserve, U.S. Treasury yields have risen sharply in anticipation of possible tapering and also led to spread widening in certain higher beta sectors. This near-term volatility notwithstanding, we believe the U.S. economy is on a sustainable growth path and as we look out twelve months forward, we believe that spreads are more likely to be tighter than wider. With this view in mind, the Fund continues to hold an overweight to the spread sectors, emphasizing careful security selection, diversity, and risk management to achieve a competitive total return. We are also increasing our exposure to structured products that have lagged the rally in the corporate sectors and are sheltered from re-leveraging risk.

Cutwater Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

2

CUTWATER INVESTMENT GRADE BOND FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Institutional Class	7.17%	6.21%
Barclays Aggregate Bond Index	3.68%	5.21%**

*	The Cutwater Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

The Fund’s total annual gross and net operating expense ratio for Institutional Class shares of the Fund, as stated in the current prospectus dated September 1, 2012, is 1.05% and 0.85%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Cutwater Asset Management (the “Adviser”) has contractually agreed to reduce its investment advisory fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until: (i) August 31, 2013; (ii) upon the termination of the Adviser as investment adviser to the Fund; or (iii) unless the Board of Trustees of the Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Aggregate Bond Index. Barclays Aggregate Bond Index is an unmanaged intermediate-term index and should not be considered indicative of any Cutwater Investment Grade Bond Fund investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

3

CUTWATER INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cutwater Investment Grade Bond Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,026.00	$4.27
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 0.85% for the Institutional Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total returns for the Fund of 2.60%.

4

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	45.7%	$21,648,558
Registered Investment Company	20.7	9,793,583
U.S. Treasury Obligations	12.2	5,791,059
Residential Mortgage-Backed Securities	12.0	5,663,539
Commercial Mortgage-Backed Securities	8.6	4,051,311
Asset Backed Securities	6.3	3,003,344
Municipal Bonds	1.9	908,568
Preferred Stock	1.2	556,400
Liabilities in Excess of Other Assets	(8.6)	(4,077,266)

NET ASSETS	100.0%	$47,339,096

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments

April 30, 2013

	Moody’s/
	Standard &	Principal
	Poor’s	Amount
	Rating(a)	(000’s)	Value
CORPORATE BONDS AND NOTES — 45.7%
Automotive — 1.3%
Chrysler Group LLC/CG Co. Issuer, Inc., Sec. Notes, 8.25%, 06/15/21 (b)	B1/B	$300	$344,250
Hertz Corp., Sr. Unsec. Notes, 6.90%, 08/15/14 (b)	B3/NR	130	132,716
Lear Corp., Co. Gty., 4.75%, 01/15/23 144A(b)	Ba2/BB	130	130,325

			607,291

Chemicals — 0.5%
Mexichem SAB de CV, Sr. Unsec. Notes, 4.875%, 09/19/22 144A(b)	Ba1/BBB-	200	217,499

Consumer Products — 0.6%
Wells Enterprises, Inc., Sr. Sec. Notes, 6.75%, 02/01/20 144A(b)	B2/B+	254	275,590

Diversified Financial Services — 15.5%
Akbank TAS, Sr. Unsec. Notes, 5.00%, 10/24/22 144A.	Baa2/NR	278	296,070
American Express Co., Sub. Notes, 6.80%, 09/01/66 (b)(c)	Baa2/BBB-	195	213,281
Bank of America Corp., Sr. Unsec. Notes, 5.75%, 12/01/17	Baa2/A-	210	244,102
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	320	386,149
BBVA US Senior SAU, Bank Gtd., 4.664%, 10/09/15 (b)	Baa3/BBB-	325	337,741
Bear Stearns Cos., LLC (The), Sr. Unsec. Notes, 6.40%, 10/02/17	A2/A	267	320,292
BioMed Realty LP, Co. Gty., REIT, 6.125%, 04/15/20 (b)	Baa3/BBB-	226	268,834
Citigroup, Inc., Sr. Unsec. Notes, 3.375%, 03/01/23	NR/A-	208	215,396
Entertainment Properties Trust, Co. Gty., REIT, 5.75%, 08/15/22 (b)	Baa3/BB+	358	398,638
General Electric Capital Corp., Jr. Sub. Notes, 6.25%, 12/15/49 (c)(d)	Baa1/AA-	400	442,213
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	A2/AA	260	302,051
Goldman Sachs Group, Inc. (The), Sr. Unsec. Notes, 2.375%, 01/22/18	A3/A-	91	92,743
Hartford Financial Services Group, Inc., Jr. Sub. Notes, 8.125%, 06/15/38	NR/BB+	211	250,879
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 10.176%, 12/29/49 144A(c)(d)	Baa2/BBB+	325	471,250
ING Bank NV, Sub. Notes, 0.99%, 09/26/16 (b)(c)	Baa2/NR	400	378,000
Intesa Sanpaolo SpA, Unsec. Notes, 3.875%, 01/16/18	Baa2/BBB+	315	315,214
JPMorgan Chase & Co., Jr. Sub. Notes, 7.90%, 04/29/49 (c)(d)	Ba1/BBB	387	450,723
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.95%, 03/25/20	A2/A	341	396,766
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	NR/A-	145	192,783
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40 144A(b)	Baa1/BBB	211	253,490
Turkiye Garanti Bankasi AS, Sr. Unsec. Notes, 5.25%, 09/13/22 144A	Baa2/NR	439	477,412
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 03/29/49 (c)(d)	Baa3/BBB+	650	653,250

			7,357,277

Energy — 3.7%
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72 (b)(c)	Baa1/BBB+	300	332,655
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17 144A(b)	Ba2/BB+	104	119,599
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21 (b)	NR/BB	130	138,449
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19 (b)	Baa2/BBB	146	191,924
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19 144A(b)	Baa3/BBB	100	127,999
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22 144A	Baa2/BBB	325	366,308
Transocean, Inc., Co. Gty., 6.50%, 11/15/20 (b)	Baa3/BBB-	163	193,295

The accompanying notes are an integral part of the financial statements.

6

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2013

	Moody’s/
	Standard &	Principal
	Poor’s	Amount
	Rating(a)	(000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Whiting Petroleum Corp., Co. Gty., 6.50%, 10/01/18 (b)	Ba3/BB+	$260	$280,150

			1,750,379

Healthcare — 1.3%
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A(b)	Ba2/BB+	325	369,688
HCA, Inc., Sr. Sec. Notes, 7.25%, 09/15/20 (b)	Ba3/BB	215	238,381

			608,069

Industrial — 4.2%
Alliant Techsystems, Inc., Co. Gty., 6.875%, 09/15/20 (b)	Ba3/BB-	208	225,939
APT Pipelines, Ltd., Co. Gty., 3.875%, 10/11/22 144A(b)	Baa2/BBB	553	558,223
ArcelorMittal, Sr. Unsec. Notes., 6.25%, 02/25/22 (b)	Ba1/BB+	325	356,483
Boart Longyear Management Pty Ltd., Co. Gty., 7.00%, 04/01/21 144A(b)	Ba2/BB-	250	255,000
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19 144A(b)	Baa2/BBB	163	191,469
Reliance Steel & Aluminum Co. Gty., 4.50%, 04/15/23	NR/BBB	405	412,823

			1,999,937

Insurance — 4.0%
Allstate Corp. (The), Jr. Sub. Notes, 6.50%, 05/15/57 (b)(c)	Baa1/BBB	325	363,025
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19 (b)	Baa2/BBB+	130	177,089
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68 (b)(c)	Baa2/BBB	325	439,562
Liberty Mutual Group, Inc., 7.00%, 03/07/67 144A	NR/BB	208	214,759
Prudential Financial, Inc., Jr. Sub. Notes, 5.875%, 09/15/42 (b)(c)	Baa3/BBB+	423	457,102
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67 (b)(c)	A3/NR	244	263,520

			1,915,057

Media — 2.0%
Dish DBS Corp., Co. Gty., 6.75%, 06/01/21 (b)	Ba2/BB-	325	351,000
Nara Cable Funding Ltd., Sr. Sec. Notes, 8.875%, 12/01/18 144A	NR/B+	385	411,950
Time Warner Entertainment Co. LP, Co. Gty., 8.375%, 03/15/23	Baa2/BBB	146	202,938
Virgin Media Escrow Bond, 0.00%, 12/31/13		350	—

			965,888

Mining — 3.3%
FMG Resources August 2006 Property, Ltd., Co. Gty., 6.875%, 04/01/22 144A(b)	B1/B+	325	348,562
Newcrest Finance Property, Ltd., Co. Gty., 4.45%, 11/15/21 144A(b)	Baa2/BBB	491	512,067
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42 (b)	Baa2/BBB	296	284,367
Xstrata Finance Canada Ltd., Co. Gty., 4.95%, 11/15/21 144A(b)	Baa2/BBB+	361	393,069

			1,538,065

Paper — 0.5%
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22 (b)	Baa2/BBB	228	236,617

Pipe Lines Ex Natural Gas — 1.3%
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(c)	Baa2/BBB	211	244,760
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	NR/BBB-	175	199,275
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 9.00%, 02/01/19 (b)	Baa2/BBB	130	175,793

			619,828

The accompanying notes are an integral part of the financial statements.

7

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2013

	Moody’s/
	Standard &	Principal
	Poor’s	Amount
	Rating(a)	(000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Technology — 0.3%
Apple, Inc., Sr. Unsec. Notes, 3.85%, 05/04/43 (b)	NR/AA+	$140	$139,185

Telecommunications — 3.9%
Frontier Communications Corp., Sr. Unsec. Notes, 8.50%, 04/15/20 (b)	Ba2/BB-	325	373,750
Metropcs Wireless, Inc., Co. Gty., 6.25%, 04/01/21 144A	NR/BB	189	202,939
Metropcs Wireless, Inc., Co. Gty., 6.625%, 04/01/23 144A	NR/BB	127	136,525
NII Capital Corp., Co. Gty., 7.625%, 04/01/21 (b)	Caa1/CCC	215	190,275
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 (b)	Baa3/BBB-	195	203,775
Telecom Italia Capital SA, Co. Gty., 6.00%, 09/30/34 (b)	Baa3/BBB	215	208,393
Telefonica Emisiones SAU, Co. Gty., 3.992%, 02/16/16 (b)	Baa2/BBB	254	267,229
UPCB Finance VI, Ltd., Sr. Sec. Notes, 6.875%, 01/15/22 144A(b)	Ba3/BB-	250	274,375

			1,857,261

Utilities — 3.3%
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A(b)	Ba1/BBB-	163	200,894
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23 144A(c)(d)	A3/BBB+	208	209,221
NextEra Energy Capital Holdings, Inc., Co. Gty., 7.30%, 09/01/67 (b)(c)	Baa2/BBB	488	552,050
PPL Capital Funding, Inc., Co. Gty., 3.50%, 12/01/22 (b)	Baa3/BBB-	241	247,017
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20 (b)	Baa3/BBB-	325	351,433

			1,560,615

TOTAL CORPORATE BONDS AND NOTES (Cost $20,347,026)			21,648,558

ASSET BACKED SECURITIES — 6.3%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.42%, 05/08/18	Aa3/A+	202	207,672
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class B, 2.73%, 03/09/15	Aaa/AAA	76	76,375
ARES Enhanced Loan Investment Strategy, Ltd., Series 2008-IRA, Class A2, 4.276%, 10/16/20 144A(c)	Aa3/AA+	250	251,228
Atrium CDO Corp., Series 7A, Class B, 3.29%, 11/16/22 144A(c)	NR/AA	425	428,004
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, 5.216%, 01/25/42 144A	Baa1/BBB+	255	286,730
Goldentree Loan Opportunities V, Ltd., Series 2007-5A, Class B, 1.377%, 10/18/21 144A(c)	Aa3/AA	500	486,985
LCM Ltd. Partnership, 2.426%, 01/19/23 (c)	NR/AA	650	652,766
Octagon Investment Partners VII, Ltd., Series 2004-7A, Class A1L, 0.647%, 12/02/16 144A(c)	Aaa/AAA	—	277
Sonic Capital, LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41 144A	Baa2/BBB	176	197,022
TAL Advantage V, LLC, Series 2013-1A, Class A, 2.83%, 02/22/38	NR/A	415	416,285

TOTAL ASSET BACKED SECURITIES (Cost $2,887,197)			3,003,344

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.6%
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM, 5.582%, 09/11/41(c)	NR/A	553	628,214
CD Commerical Mortgage Trust, Series 2006-CD2, Class AM, 5.351%, 01/15/46(c)	Aa3/A-	455	498,502
DDR Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22 144A	A1/AA+	553	585,746
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class E, 6.135%, 07/12/37 144A	A2/A-	97	96,786

The accompanying notes are an integral part of the financial statements.

8

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2013

	Moody’s/
	Standard &	Principal
	Poor’s	Amount
	Rating(a)	(000’s)	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (Continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM, 5.593%, 05/12/45	A3/A	$553	$619,879
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(c)	Ba2/NR	423	402,149
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSI, Class C, 4.437%, 10/15/30(c)	NR/A	540	536,057
Morgan Stanley Capital I, Series 2005-HQ6, Class A4B, 5.042%, 08/13/42	NR/A+	325	351,815
Spirit Master Funding, LLC, Series 2006-1A, Class A, 5.76%, 03/20/24	NR/BB+	318	332,163

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,915,504)			4,051,311

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 12.0%
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AA+	158	173,406
FNMA Pool #AL0515, 6.00%, 07/01/40	Aaa/AA+	213	247,096
FNMA Pool, TBA, 3.50%, 05/01/22	Aaa/AA+	1,358	1,446,907
FNMA Pool, TBA, 2.50%, 05/01/22	Aaa/AA+	1,200	1,254,750
FNMA Pool, TBA, 3.00%, 05/01/22	Aaa/AA+	1,075	1,124,383
FNMA Pool, TBA, 4.00%, 05/01/22	Aaa/AA+	325	347,852
GNMA Pool # 4679, 5.00%, 04/20/40	Aaa/AA+	462	514,406
GNMA Pool # 694462, 6.00%, 10/15/38	Aaa/AA+	178	200,807
GNMA Pool # 729349, 4.00%, 07/15/41	Aaa/AA+	293	321,255
GNMA Pool, TBA, 3.50%, 05/01/22	Aaa/AA+	30	32,677

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $5,607,296)			5,663,539

MUNICIPAL BONDS — 1.9%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A1/A	225	274,957
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A2/A-	130	159,550
State of Maryland, 5.00%, 03/01/23	NR/AAA	380	474,061

TOTAL MUNICIPAL BONDS (Cost $794,090)			908,568

U.S. TREASURY OBLIGATIONS — 12.2%
United States Treasury Note, 0.625%, 08/31/17	Aaa/AA+	1,960	1,966,278
United States Treasury Note, 0.875%, 01/31/18	Aaa/AA+	169	170,928
United States Treasury Note, 0.875%, 07/31/19	Aaa/AA+	1,004	999,686
United States Treasury Note, 1.25%, 10/31/19	Aaa/AA+	975	991,072
United States Treasury Note, 1.375%, 01/31/20	Aaa/AA+	588	600,495
United States Treasury Note, 1.625%, 08/15/22	Aaa/AA+	740	742,139
United States Treasury Bond, 2.75%, 08/15/42	Aaa/AA+	330	320,461

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,756,871)			5,791,059

		Number
		of Shares
PREFERRED STOCK — 1.2%
Diversified Financial Services — 1.2%
CoBank ACB	NR/A-	5,200	556,400

TOTAL PREFERRED STOCK (Cost $542,100)			556,400

The accompanying notes are an integral part of the financial statements.

9

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Moody’s/
	Standard &
	Poor’s	Number
	Rating(a)	of Shares	Value
REGISTERED INVESTMENT COMPANY — 20.7%
BlackRock Liquidity Funds TempCash Portfolio	Aaa/AAA	9,793,583	$9,793,583

TOTAL REGISTERED INVESTMENT COMPANY (Cost $9,793,583)			9,793,583

TOTAL INVESTMENTS - 108.6%
(Cost $49,643,667)			51,416,362
LIABILITIES IN EXCESS OF OTHER ASSETS - (8.6)%			(4,077,266)

NET ASSETS - 100.0%			$47,339,096

(a)	Ratings for debt securities are unaudited. All ratings are as of April 30, 2013 and may have changed subsequently.
(b)	This security is callable.
(c)	Floating or variable rate security. Rate disclosed is as of April 30, 2013.
(d)	Security is perpetual. Date shown is next call date.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At April 30, 2013, these securities amounted to $9,546,336 or 20.2% of net assets.

Legend
CDO	Collateralized Debt Obligations	Ltd.	Limited
CMO	Collateralized Mortgage Obligations	NR	Not Rated
Co. Gty.	Company Guaranty	PLC	Public Limited Company
FHLMC	Federal Home Loan Mortgage Corp.	RB	Revenue Bond
FNMA	Federal National Mortgage Association	REIT	Real Estate Investment Trust
FREMF	Freddie Multi-Family	REMICs	Real Estate Mortgage Investment Conduit
GNMA	Government National Mortgage Association	Sec.	Secured
GO	General Obligations	Sr.	Senior
Gtd.	Guaranteed	Sub.	Subordinated
Jr.	Junior	TBA	To Be Announced
LLC	Limited Liability Company	Unsec.	Unsecured
LP	Limited Partnership

The accompanying notes are an integral part of the financial statements.

10

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $49,643,667)	$51,416,362
Receivable for investments sold	851,585
Dividends and interest receivable	315,663
Prepaid expenses and other assets	9,720

Total assets	52,593,330

Liabilities
Payable for investments purchased	5,174,583
Payable for administration and accounting fees	11,163
Payable to Investment Adviser	10,905
Payable for transfer agent fees	4,688
Payable for custodian fees	2,538
Accrued expenses	50,357

Total liabilities	5,254,234

Net Assets	$47,339,096

Net Assets Consisted of:
Capital stock, $0.01 par value	$45,210
Paid-in capital	45,062,787
Accumulated net investment income	4,187
Accumulated net realized gain from investments and foreign currency transactions	454,217
Net unrealized appreciation on investments	1,772,695

Net Assets	$47,339,096

Institutional Class:
Net asset value, offering and redemption price per share ($47,339,096 / 4,520,989)	$10.47

The accompanying notes are an integral part of the financial statements.

11

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Interest	$2,583,735
Dividends	41,408

Total investment income	2,625,143

Expenses
Advisory fees (Note 2)	357,355
Administration and accounting fees (Note 2)	92,219
Transfer agent fees (Note 2)	53,001
Legal fees	50,231
Printing and shareholder reporting fees	28,660
Audit fees	24,000
Trustees’ and officers’ fees (Note 2)	23,040
Custodian fees (Note 2)	19,635
Registration and filing fees	5,638
Other expenses	13,618

Total expenses before waivers and reimbursements	667,397

Less: waivers and reimbursements (Note 2)	(61,640)

Net expenses after waivers and reimbursements	605,757

Net investment income	2,019,386

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	2,779,702	(a)
Net change in unrealized appreciation on investments	84,030

Net realized and unrealized gain on investments	2,863,732

Net increase in net assets resulting from operations	$4,883,118

(a)

On April 4, 2013 the Fund had a redemption-in-kind transfer of securities in the amount of $23,574,328. The net realized gain on the transaction of $982,608 will not be realized by the fund for tax purposes.

The accompanying notes are an integral part of the financial statements.

12

CUTWATER INVESTMENT GRADE BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase in net assets from operations:
Net investment income	$2,019,386	$2,224,078
Net realized gain from investments	2,779,702	1,506,385
Net change in unrealized appreciation on investments	84,030	768,062

Net increase in net assets resulting from operations	4,883,118	4,498,525

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(2,201,709)	(2,399,313)

Net realized capital gains:
Institutional Class	(1,617,027)	—

Net decrease in net assets from dividends and distributions to shareholders	(3,818,736)	(2,399,313)

Decrease in Net Assets Derived from Capital Share Transactions (Note 4)	(26,235,919)	2,449,313

Total decrease in net assets	(25,171,537)	4,548,525

Net assets
Beginning of year	72,510,633	67,962,108

End of year	$47,339,096	$72,510,633

Accumulated net investment income, end of year	$4,187	$23,465

The accompanying notes are an integral part of the financial statements.

13

CUTWATER INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Period December 2, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.31		$10.01	$10.00

Net investment income(1)	0.29		0.32	0.11
Net realized and unrealized gain on investments	0.43		0.33	0.01

Net increase in net assets resulting from operations	0.72		0.65	0.12

Dividends and distributions to shareholders from:
Net investment income	(0.32)		(0.35)	(0.11)
Net realized gains	(0.24)		—	—

Total dividends and distributions to shareholders	(0.56)		(0.35)	(0.11)

Net asset value, end of period	$10.47		$10.31	$10.01

Total investment return(2)	7.17%		6.59%	1.22%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$47,339		$72,511	$67,962
Ratio of expenses to average net assets	0.85%		0.85%	0.83	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	0.93%		1.05%	0.90	%(3)
Ratio of net investment income to average net assets	2.83%		3.19%	2.61	%(3)
Portfolio turnover rate	154.23	%(5)	95.43%	106.84	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Cutwater Investment Grade Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. As of April 30, 2013, Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

15

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2013

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$21,648,558	$—	$21,648,558	$—
Asset Backed Securities	3,003,344	—	3,003,344	—
Commercial Mortgage-Backed Securities	4,051,311	—	4,051,311	—
Residential Mortgage-Backed Securities	5,663,539	—	5,663,539	—
Municipal Bonds	908,568	—	908,568	—
U.S. Treasury Obligations	5,791,059	—	5,791,059	—
Preferred Stock.	556,400	556,400	—	—
Registered Investment Company	9,793,583	9,793,583	—	—

Total Investments	$51,416,362	$10,349,983	$41,066,379	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise may be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

16

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2013

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Securities Traded on a To-Be-Announced Basis — The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

17

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2013

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until: (i) August 31, 2013; (ii) upon the termination of the Adviser as investment adviser to the Fund; or (iii) unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2013, the amount of potential recovery was as follows:

Expiration
April 30, 2015	April 30, 2016
$138,467	$61,640

As of April 30, 2013, investment advisory fees payable to the Adviser were $10,905. For the year ended April 30, 2013, the Adviser waived fees of $61,640.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $9,682. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

18

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales(a)
Investment Securities.	$34,079,520	$28,479,339
U.S. Government Securities	72,590,831	86,139,796

(a)

The Fund had a redemption-in-kind on April 4, 2013, which resulted in a redemption out of the Fund of $25,000,000 and is excluded from the proceeds from sales above. The redemption was comprised of securities and cash in the amount of $23,574,328 and $1,425,672, respectively.

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2013		April 30, 2012
	Shares	Amount	Shares	Amount
Institutional Class:
Sales	—	$—	4,970	$50,000
Reinvestments	367,158	3,818,717	237,000	2,399,313
Redemptions	(2,879,950)	(30,054,636)	—	—

Net increase / (decrease)	(2,512,792)	$(26,235,919)	241,970	$2,449,313

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2013, these adjustments were to increase undistributed net investment income by $163,045, decrease accumulated net realized gain by $1,145,484, and increase paid-in-capital by $982,439, due to paydowns and the redemption-in-kind. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal year ended April 30, 2013, the tax character of distributions paid by the Fund was $2,928,880 of ordinary income dividends and $889,856 of long-term capital gains dividends. For the fiscal year ended April 30, 2012, the tax character of distributions paid by the Fund was $2,399,313 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

19

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)

April 30, 2013

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$ —	$98,206	$360,198	$1,772,695

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$49,643,667

Gross unrealized appreciation	1,852,910
Gross unrealized depreciation	(80,215)

Net unrealized appreciation	$1,772,695

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2013, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

CUTWATER INVESTMENT GRADE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Cutwater Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cutwater Investment Grade Bond Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

21

CUTWATER INVESTMENT GRADE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2013, the Fund paid $2,928,880 ordinary income dividends and $889,856 long-term distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 0.81% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 0.81%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 99.99%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

CUTWATER INVESTMENT GRADE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 678-6242.

24

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed to be an “interested person” of the Trust, within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 678-6242.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University	28	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

25

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

26

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

27

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Investment Adviser

Cutwater Asset Management

113 King Street

Armonk, NY 10504

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Fund Shareholder,

Emerging Market Equities gained 4% in U.S. dollar terms over the trailing one-year ending April 30, 2013, lagging the gains experienced by the developed equity markets. Macroeconomic trends played a dominant role in equity market performance during the past twelve months, as has been the case since the onset of the European Financial crisis. The actions of developed market Central Banks continue to be a major driver of investor sentiment. Developed markets were led by the U.S. and Japan; as the U.S. Federal Reserve continued to buy $85 billion a month in mortgage and treasury securities while Japan benefited greatly from a new aggressive monetary stimulus program that was announced in the fall of 2012, and began in 2013. This flood of liquidity has led to a shift in positioning by investors. Traditional fixed income investors have moved higher on the risk curve into credit and high dividend yield, “safe” equities in developed markets. This capital, seeking current income, has also moved into emerging market debt markets. Within emerging market stocks, as fears have mounted, investors have sought safety in sectors like consumer staples, health care and utilities at the expense of more cyclical areas like industrial company stocks.

Investors exhibited stock price momentum seeking or trend following behavior during the recent 12 month period, pushing up the valuations of sectors and countries with the best near-term performance trends. This behavior led investors toward generally stable earning sectors perceived to be safe such as consumer staples (+16%) and health care (+24%), and away from economically sensitive areas such as energy (-10%) and materials (-11%). From a regional perspective, the South East Asian countries of Philippines (+43%), Thailand (+22%) and Indonesia (+17%) significantly outperformed the overall market, while the major commodity exporting countries of Brazil, Chile, Russia and South Africa lagged.

For the fiscal year ending April 30, 2013, emerging market returns as measured by the MSCI Emerging Markets index were 3.97% . The Fund returned 0.59%, lagging the index by (3.38%) (net of fees). The majority of the underperformance occurred over the last four months of the period as investors increasingly moved toward generally safer and more predictable areas of the market and away from areas with less perceived certainty, regardless of price. As 2012 progressed, we began to find very attractive investment opportunities among the more economically sensitive areas of the market due to the aforementioned shift in investor behavior. As the valuation differentials between stable earning and economically sensitive areas continued to widen, we increased the Fund’s exposure to these more economically sensitive areas throughout the period. These valuation differentials continued to widen in the first four months of 2013, negatively impacting performance of the Fund relative to the benchmark.

From a sector perspective, the Fund was negatively impacted by an over allocation to the energy and industrial sectors, as well as stock selection within the industrials sector. Additionally, the Fund was negatively impacted by stock selection in the financial and technology sectors and under allocations to those sectors. Favorable stock selection in the consumer discretionary, health care and telecommunications sectors partially offset negative contributions elsewhere in the fund.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

From a country perspective, the Fund was negatively impacted by stock selection in China, Russia and South Africa. The Fund’s exposure to economically sensitive stocks within those countries negatively impacted performance. These negative impacts were partially offset by favorable stock selection in smaller countries such as Chile, Jordan, Panama and Thailand.

Investment Environment and Outlook

Since 2006, investors have witnessed a boom in commodity prices, a global financial crisis, a short recovery and a regional financial crisis in developed Europe. Due to this heightened volatility and uncertainty, coupled with fears of a global slowdown, emerging market investors have been hesitant to take a longer term investment horizon, and have embraced traditionally defensive areas such as consumer staples, shunning more economically sensitive (cyclical) sectors such as industrials and materials. The strong performance of defensive sectors relative to cyclical sectors is a symbol of the current market environment, an environment where business/earnings certainty is rewarded and the lack of short-term clarity is punished. It is during these periods of time when stock prices become detached from underlying long term business fundamentals and investors extrapolate current events (negative or positive) too far into the future. We are positioning the Fund to take advantage of these market disconnects by holding shares in companies that are trading at attractive valuations relative to their long term profitability and sustainable growth rates.

We believe investors are over-paying for sectors perceived to be safe, whereas cyclicals sectors are trading at close to trough valuations. This gap has widened to abnormally high levels based on history. Meanwhile, growth prospects for emerging markets remain strong, government debt levels are reasonable, and falling inflation in many countries allows for central bank flexibility. Many emerging market countries have lowered interest rates over the past several months and most have more room to decrease rates if needed, depending on future growth and inflation. The valuation gap between cyclical and defensive areas of the market should narrow as emerging markets continue to grow, leading to the outperformance of cyclical shares relative to the market. The Fund should be well positioned as this occurs.

As always, our focus remains on valuing companies based on their long term profitability. This is overlaid with our risk assessment both at individual company level and country level. Each investment is judged based on this risk-return tradeoff.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the Dupont Capital Emerging Markets Fund Class I Shares vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns For the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class I Shares	0.59%	-2.61%
MSCI Emerging Markets Net Dividend Index	3.97%	-0.92	%**

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus dated September 1, 2012, is 1.44% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 1.60% . This agreement will terminate on August 31, 2013, unless the Board of Trustees of FundVantage Trust approve an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. The MSCI Emerging Markets Net Dividend Index is a float-adjusted market capitalization index consisting of 21 emerging economies. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

5

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2012, through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	DuPont Capital Emerging Markets Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2012	April 30, 2013	During Period*
Class I Shares
Actual	$1,000.00	$1,025.80	$6.58
Hypothetical (5% return before expenses)	1,000.00	1,018.30	6.56

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 1.31% for Class I Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total return for the six month period ended April 30, 2013 for the Fund of 2.58%.

7

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECTOR CATEGORIES:
Commercial Banks	19.2%	$89,744,984
Oil, Gas & Consumable Fuels	13.4	62,846,616
Metals & Mining	12.2	56,878,652
Wireless Telecommunication Services	9.5	44,472,955
Machinery	5.5	25,760,629
Exchange Traded Funds	5.5	25,739,967
Automobiles	4.4	20,382,851
Semiconductors & Semiconductor Equipment	2.9	13,499,959
Airlines	2.1	9,842,960
Auto Components	2.1	9,600,507
Hotels, Restaurants & Leisure	2.0	9,543,053
Beverages.	2.0	9,477,622
Computers & Peripherals	1.9	9,276,151
Electric Utilities	1.8	8,462,862
Aerospace & Defense	1.5	6,933,288
Information Technology Services	1.3	5,923,866
Household Durables	1.2	5,554,563
Multiline Retail	1.1	5,235,717
Construction Materials	0.8	3,690,896
Industrial Conglomerates	0.8	3,578,414
Electronic Equipment, Instruments & Component	0.7	3,112,776
Water Utilities	0.7	3,112,642
Chemicals	0.7	3,102,385
Pharmaceuticals	0.6	3,012,196
Marine	0.6	2,776,327
Insurance	0.6	2,725,532
Diversified Telecommunication Services	0.4	2,098,553
Electrical Equipment	0.4	2,067,487
Trading Companies & Distributors	0.3	1,582,816
Construction & Engineering	0.2	1,166,880
Real Estate Management & Development	0.1	421,539
Other Assets in Excess of Liabilities	3.5	16,274,870

NET ASSETS	100.0%	$467,900,515

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value

COMMON STOCKS — 86.7%
Brazil — 4.1%
Autometal SA	178,978	$1,876,775
Cyrela Brazil Realty SA Empreendimentos e Participacoes	304,700	2,751,932
Embraer SA	795,400	6,933,288
Even Construtora e Incorporadora SA	597,800	2,802,631
MMX Mineracao e Metalicos SA*	1,960,936	2,293,435
Sul America SA - Units	364,756	2,725,532

		19,383,593

Chile — 2.7%
Aguas Andinas SA, Class A	3,909,063	3,112,642
Cia Cervecerias Unidas SA, ADR	274,475	9,477,622

		12,590,264

China — 12.6%
China Mobile, Ltd.	1,747,168	19,216,429
China Shenhua Energy Co., Ltd., Class H	1,854,000	6,574,032
Dongfeng Motor Group Co., Ltd., Class H	5,870,000	8,769,697
Pacific Basin Shipping, Ltd.	4,853,344	2,776,327
PetroChina Co., Ltd., Class H	7,935,181	10,114,415
Sinotruk Hong Kong, Ltd.	3,964,000	2,209,954
Weichai Power Co., Ltd., Class H	1,390,000	4,855,511
Yanzhou Coal Mining Co., Ltd., Class H	4,428,000	4,627,883

		59,144,248

	Number of Shares	Value

COMMON STOCKS — (Continued)
Columbia — 2.3%
Bancolombia SA	662,180	$10,884,644

Czech Republic — 2.2%
Komercni Banka AS	52,500	10,052,979

India — 2.9%
Infosys Ltd., SP ADR	141,923	5,923,866
Reliance Industries, Ltd., SP GDR(a)	257,881	7,545,675

		13,469,541

Indonesia — 5.2%
AKR Corporindo Tbk PT	2,984,500	1,582,816
Bank Rakyat Indonesia Persero Tbk PT	5,103,000	4,942,384
Indo Tambangraya Megah Tbk PT	1,901,500	7,194,770
United Tractors Tbk PT	3,348,500	6,124,362
Vale Indonesia Tbk PT	15,479,500	4,556,198

		24,400,530

Jordan — 0.7%
Hikma Pharmaceuticals PLC	198,133	3,012,196

Lebanon — 0.1%
Solidere, GDR	32,154	421,539

Malaysia — 4.1%
CIMB Group Holdings Bhd	1,374,200	3,498,375
Genting Bhd	2,763,196	9,543,053
Malayan Banking Bhd	1,882,281	5,954,715

		18,996,143

Mexico — 5.3%
America Movil SAB de CV, Series L	14,120,028	15,129,058
Ternium SA, SP ADR	420,594	9,846,106

		24,975,164

The accompanying notes are an integral part of the financial statements.

9

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value

COMMON STOCKS — (Continued)
Panama — 2.1%
Copa Holdings SA, Class A	78,380	$9,842,960

Poland — 3.9%
Bank Handlowy w Warszawie SA	144,623	4,307,700
Bank Pekao SA	192,929	9,255,774
Grupa Lotos SA*	200,642	2,416,844
Telekomunikacja Polska SA	940,685	2,098,553

		18,078,871

Russia — 6.4%
Gazprom OAO, SP ADR	1,683,672	13,385,192
Novolipetsk Steel OJSC, GDR	534,328	8,923,705
Sberbank of Russia, SP ADR*	522,244	6,716,058
VimpelCom, Ltd., SP ADR	93,256	1,021,153

		30,046,108

South Africa — 8.0%
ABSA Group, Ltd.	534,979	8,813,894
AngloGold Ashanti Ltd., SP ADR	273,891	5,340,874
Aveng, Ltd.	354,949	1,166,880
Impala Platinum Holdings, Ltd.	405,391	5,555,659
MTN Group, Ltd.	504,617	9,106,315
PPC Ltd.	1,009,456	3,690,896
Reunert, Ltd.	411,731	3,578,414

		37,252,932

South Korea — 13.1%
Hyundai Heavy Industries Co., Ltd.	55,316	10,120,542
Hyundai Mobis	33,970	7,723,732
Hyundai Motor Co.	63,955	11,613,154

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
POSCO, ADR	119,044	$8,569,978
Samsung Heavy Industries Co., Ltd.	76,800	2,450,260
Shinhan Financial Group Co., Ltd.	453,345	15,702,559
Shinsegae Co., Ltd.	24,351	5,235,717

		61,415,942

Taiwan — 6.6%
Advanced Semiconductor Engineering, Inc.	1,923,000	1,677,254
Chipbond Technology Corp.*	1,492,000	3,803,510
Compal Electronics, Inc.	14,320,208	9,276,151
Novatek Microelectronics Corp.	1,099,692	5,376,496
Taiwan Fertilizer Co., Ltd.	1,295,372	3,102,385
Taiwan Semiconductor Manufacturing Co., Ltd.	712,043	2,642,699
TPK Holding Co. Ltd.	153,000	3,112,776
Walsin Lihwa Corp.*	6,658,000	2,067,487

		31,058,758

Thailand — 4.4%
Kasikornbank PCL NVDR	1,328,770	9,615,902
Thai Oil PCL	4,874,200	10,987,805

		20,603,707

TOTAL COMMON STOCKS (Cost $403,149,512)		405,630,119

PREFERRED STOCKS — 4.3%
Brazil — 4.3%
Cia Paranaense de Energia, Class B	476,155	8,462,862

The accompanying notes are an integral part of the financial statements.

10

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Number of Shares	Value

PREFERRED STOCKS — (Continued)
Brazil — (Continued)
Vale SA	726,200	$11,792,697

		20,255,559

TOTAL PREFERRED STOCKS (Cost $20,617,942)		20,255,559

EXCHANGE TRADED FUNDS — 5.5%
iShares MSCI Emerging Market Index Fund	540,513	23,398,808
Vanguard MSCI Emerging Markets ETF	53,500	2,341,159

TOTAL EXCHANGE TRADED FUNDS (Cost $24,939,926)		25,739,967

TOTAL INVESTMENTS - 96.5% (Cost $448,707,380)		451,625,645
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.5%		16,274,870

NET ASSETS - 100.0%		$467,900,515

*	Non-income producing.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2013, this security amounted to $7,545,675 or 1.6% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored Depositary Receipt
SP GDR	Sponsored Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

11

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $448,707,380)	$451,625,645
Cash	13,282,697
Foreign Currency (Cost $186,137)	185,708
Receivable for investments sold	3,989,501
Receivable for capital shares sold	541,152
Dividends and interest receivable	1,714,250
Prepaid expenses and other assets	33,348

Total assets	471,372,301

Liabilities
Payable for investments purchased	2,410,944
Payable to Investment Adviser	395,919
Payable for foreign taxes	315,543
Payable for capital shares redeemed	186,690
Payable for custodian fees	79,914
Payable for administration and accounting fees	31,147
Payable for transfer agent fees	3,330
Accrued expenses	48,299

Total liabilities	3,471,786

Net Assets	$467,900,515

Net Assets Consisted of:
Capital stock, $0.01 par value	$506,821
Paid-in capital	477,293,236
Accumulated net investment income	217,130
Accumulated net realized loss from investments and foreign currency transactions	(13,026,213)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	2,909,541

Net Assets	$467,900,515

Class I:
Net asset value, offering and redemption price per share ($467,900,515 / 50,682,107)	$9.23

The accompanying notes are an integral part of the financial statements.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$9,551,438
Less: foreign taxes withheld	(1,223,869)
Interest	1,322

Total investment income.	8,328,891

Expenses
Advisory fees (Note 2)	3,455,938
Custodian fees (Note 2)	365,957
Administration and accounting fees	244,810
Transfer agent fees (Note 2)	57,145
Legal fees	46,229
Registration and filing fees	45,937
Trustees’ and officers’ fees (Note 2)	45,332
Audit fees	31,640
Printing and shareholder reporting fees	28,491
Other expenses	25,519

Total expenses	4,346,998

Net investment income	3,981,893

Net realized and unrealized gain/(loss) from investments
Net realized loss from investments	(1,985,357)
Net realized loss from foreign currency transactions	(602,077)
Net change in unrealized appreciation/(depreciation) on investments	(3,324,327)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(8,527)

Net realized and unrealized loss on investments	(5,920,288)

Net decrease in net assets resulting from operations	$(1,938,395)

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$3,981,893	$2,123,820
Net realized loss from investments and foreign currency transactions	(2,587,434)	(11,391,620)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency translations	(3,332,854)	1,797,186

Net decrease in net assets resulting from operations	(1,938,395)	(7,470,614)

Less Dividends and Distributions to Shareholders:
Net investment income:
Class I	(2,984,121)	(1,224,538)

Total net investment income	(2,984,121)	(1,224,538)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	202,499,426	182,856,979

Total increase in net assets	197,576,910	174,161,827

Net assets
Beginning of year	270,323,605	96,161,778

End of year	$467,900,515	$270,323,605

Accumulated net investment income, end of year	$217,130	$272,793

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period December 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$9.26	$ 10.39		$ 10.00

Net investment income	0.11 (1)	0.12	(1)	0.01
Net realized and unrealized gain (loss) on investments	(0.05)	(1.19)		0.38

Net increase (decrease) in net assets resulting from operations	0.06	(1.07)		0.39

Dividends to shareholders from:
Net investment income	(0.09)	(0.06)		—

Net asset value, end of period	$ 9.23	$ 9.26		$ 10.39

Total investment return(2)	0.59%	(10.19)%		3.90%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$467,901	$270,324		$96,162
Ratio of expenses to average net assets	1.32%	1.41%		1.56	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	1.32%	1.41%		1.62	%(3)(4)
Ratio of net investment income to average net assets	1.21%	1.30%		0.29	%(3)
Portfolio turnover rate	118.5%	148.6	%(5)	60.0	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities received from processing two subscriptions-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 6, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. As of April 30, 2013, Class A, Class C and Class D Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Fundvantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are valued at the irrespective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$19,383,593	$19,383,593	$—	$—
Chile.	12,590,264	12,590,264	—	—
China	59,144,248	—	59,144,248	—
Columbia	10,884,644	10,884,644	—	—
Czech Republic	10,052,979	—	10,052,979	—
India	13,469,541	13,469,541	—	—
Indonesia	24,400,530	—	24,400,530	—
Jordan	3,012,196	—	3,012,196	—

17

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

	Total Value at 04/30/13	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks(Continued)
Lebanon	$421,539	$421,539	$—	$—
Malaysia	18,996,143	—	18,996,143	—
Mexico	24,975,164	24,975,164	—	—
Panama	9,842,960	9,842,960	—	—
Poland	18,078,871	—	18,078,871	—
Russia	30,046,108	30,046,108	—	—
South Africa	37,252,932	13,777,064	23,475,868	—
South Korea	61,415,942	8,569,978	52,845,964	—
Taiwan	31,058,758	—	31,058,758	—
Thailand	20,603,707	—	20,603,707	—
Preferred Stocks	20,255,559	20,255,559	—	—
Exchange Traded Funds.	25,739,967	25,739,967	—	—

Total Investments	$451,625,645	$189,956,381	$261,669,264	$—

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation

18

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no significant transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

19

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

20

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2013, there were no amounts to be recouped.

For the year ended April 30, 2013, investment advisory fees were $3,455,938. At April 30, 2013, investment advisory fees payable to the Adviser were $395,919.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

At April 30, 2013, the Fund had not issued Class A, Class C or Class D Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $34,545. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

21

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$558,631,144	$371,864,081

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Sales	25,914,797	$242,573,985	26,396,801	$240,864,637
Reinvestments	225,885	2,127,163	113,686	909,484
Redemption Fees*	—	9,703	—	214
Redemptions	(4,643,203)	(42,211,425)	(6,580,300)	(58,917,356)

Net increase	21,497,479	$202,499,426	19,930,187	$182,856,979

*

There is a 2.00% redemption fee that may be charged on the shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

22

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2013

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the fiscal year ended April 30, 2013, these adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss by $1,053,435. These permanent differences were primarily attributable to gains and losses on foreign currency transactions and reclasses of foreign taxes.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $2,984,121 of ordinary income dividends. For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $1,224,538 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$(3,546,964)	$217,130	$—	$(5,491,367)	$(1,078,341)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$457,108,288

Gross unrealized appreciation.	28,474,253
Gross unrealized depreciation.	(33,956,896)

Net unrealized depreciation	$(5,482,643)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Fund had long-term capital loss deferrals of $1,078,341.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the

23

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

April 30, 2013

Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012.

As of April 30, 2013, the Fund had post-enactment capital loss carryforwards of $3,546,964, all of which are long-term losses and have an unlimited period of capital loss carryforward.

During the fiscal year ended April 30, 2013, the Fund utilized $1,404,363 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

DUPONT CAPITAL EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

DuPont Capital Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DuPont Capital Emerging Markets Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

25

DUPONT CAPITAL EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $2,984,121 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01% .

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 5.76% .

The Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$796,141	$8,290,371

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

DUPONT CAPITAL EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

28

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.

29

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

30

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

31

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

32

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Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS

FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss the EIC Value Fund’s (the “Fund”) performance, our perspective on the market, and our portfolio strategy. A listing of the Fund’s investments and other financial information follow.

Fund Performance

The Fund Institutional Class shares gained 13.0% net of expenses for the twelve months ended April 30, 2013. The Russell 3000 Value Index, the Fund’s primary benchmark, rose 21.6%, while the S&P 500 increased 16.9% .

It was a terrific year for stocks! U.S. stocks have now fully recovered and are above 2007’s peak levels. Small-cap stocks outperformed large-caps during the year – the Russell 2000 climbed 17.7% compared to a 16.3% advance for the Russell Top 200. Value fared better than growth – the Russell 3000 Value rose 21.6% versus 12.8% for its growth counterpart. International stocks were also strong, with the MSCI EAFE Index gaining 19.4% . Emerging markets were the one area of relative weakness – the MSCI Emerging Markets Index increased just 4.0% .

All ten sectors in the Russell 3000 Value Index posted positive returns for the year. Consumer discretionary stocks were the best performers, gaining 34.3%, followed by consumer staples, up 28.7%, and health care, up 27.9% . We’re underweight consumer discretionary relative to the index but overweight both staples and health care. Materials was the worst performing sector, up 5.1% . Energy and information technology were also relatively weak, increasing 10.1% and 10.4%, respectively. Compared to our benchmark, we’re overweight materials and tech, underweight energy.

Several key index constituents that we don’t own enjoyed a strong year, including Bank of America, up 52.5%, Citigroup, up 41.4%, Goldman Sachs, up 29.0%, and JPMorgan Chase, up 17.4% . Together, these banks make up more than 5% of the Russell 3000 Value Index. While each of these companies can be justified on a valuation basis, we remain concerned about their off-balance-sheet derivative and European sovereign debt exposures.

Our shortfall versus the Russell 3000 Value Index was primarily attributable to our stock selection. For instance, our two gold mining stocks, Barrick Gold and Newmont Mining, have been disappointments. The price of gold has dropped significantly this year, with much of the fall occurring in April. Miners are levered to the price, increasingly so over the last several years, as extraction costs have climbed. We continue to hold both Barrick and Newmont, adding modestly to them in recent months, but there is considerable risk, particularly with Barrick. It has more leverage than Newmont, as well as some other company-specific issues, which is why it looks quite a bit cheaper. While we believe that both stocks look extremely cheap, we’re not willing to bet the ranch on either of them. We always manage the Fund with an eye toward risk, and we tend to under-bet our beliefs. Thus, together, the two holdings represent just 5.1% of the Fund as of April 30, 2013.

Other drags on performance included our consumer discretionary holdings, which gained 11.8%, but trailed those of the index, which rose 34.3%, and our financial holdings, which performed well on an absolute basis, increasing 18.5%, but lagged the index’s financials, which climbed 23.6% . Lastly, we kept the Fund’s cash position in the single digits throughout the year, and the cash didn’t sit idly but was instead regularly swept into a money market fund. Nevertheless, cash was a drag on performance as yields on money market funds remain historically low.

On the positive side, our overweight position in consumer staples, the year’s second best performing sector, up 28.7%, helped performance, as did our stock selection in that sector. Our consumer staple holdings gained a combined 29.6% . Likewise, our tech holdings performed relatively well, increasing 15.6% versus 10.4% for the index’s tech

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

stocks. More specifically, eBay, which we sold in January when it reached our measure of full value, climbed 36.5%, and Google, which we still own, rose 36.3% . Other holdings of note included Travelers, up 36.3%, Johnson & Johnson, up 35.6%, and Wal-Mart Stores, up 35.1% . We continue to own all three.

Performance since the inception of the Fund’s Institutional Class Shares on May 1, 2011 is shown below:

Quarter Ended	EIC Value Fund (Institutional Class)	Russell 3000 Value® Index	S&P 500® Index
07/31/2011	-2.40%	-6.39%	-4.76%
10/31/2011	1.13%	-3.70%	-2.47%
01/31/2012	4.07%	5.54%	5.32%
04/30/2012	4.40%	5.75%	7.08%
07/31/2012	-0.28%	-0.35%	-0.78%
10/31/2012	3.01%	4.94%	2.96%
01/31/2013	4.01%	8.81%	6.75%
04/30/2013	5.76%	6.91%	7.18%
	10.06%	10.59%	10.63%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The Fund declined less than the indices in each of the three down quarters, which is consistent with our historical return pattern.

Though the Fund has been in operation only since May of 2011, we’ve been managing client assets using the same investment approach since 1986. The Fund’s 24-month experience is really a microcosm of our 27-year pattern of less-volatile returns. Historically, our accounts have declined less in down markets, recovered losses relatively quickly, then lagged late-cycle (when low-quality or momentum stocks led).1 Thus, over full market cycles our approach has paired lower volatility with above-market results.

Perspective on the market

While we do not want to overlook the impact of our own decisions on the Fund’s performance (discussed above), we have lived through enough of these market cycles to know last year’s results fall within the pattern of rational expectations for our approach, given the underlying dynamics of the market. Last year was a period in which companies with volatile earnings and high leverage significantly outperformed more stable and less leveraged firms. Since our approach typically leads to owning relatively stable companies with lower levels of debt, we would not expect to keep pace with such a market, and we didn’t.

The performance dichotomy reflects the impact of the international monetary authorities (Federal Reserve, Bank of Japan, Bank of England, European Central Bank, etc.) to provide a safety net under risky assets, increase asset prices to restore balance sheets, and encourage risk-taking, so western economies grow again. In essence, the extensive creation of money is prompting investors in almost all markets to take on higher risks, paradoxically, often in search of a safer yield. This effort has affected prices of European bank and government debt, junk bonds, money market fund holdings, high-yield stocks, and now broader U.S. equity securities, as seen by last year’s market.

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

Despite the old adage “Don’t fight the Fed!” the backdrop we are investing against is one in which international monetary authorities underwrite and promote risk-taking. We do not want to participate in this process ourselves, even if it means we do not keep up with market performance. This is the price of proper risk management, which has historically reduced our downside participation.

Our lower-risk approach to investing was evident in our purchases during 2011’s market sell-off. We increased our exposure to financials (after steering clear of the sector for the preceding six years), but bought higher-quality firms (Wells Fargo, PNC Financial, US Bancorp, and Schwab), rather than higher-risk money-center banks (like Bank of America and Citigroup). Yet, these higher-risk banks performed best last year. Likewise, our results would have benefitted if we had increased the economic exposure of our holdings during the 2011 sell-off.

Today’s investment environment is one of higher risk versus a year ago, especially among stocks with greater economic exposure. This is only partly due to increased prices. Earnings quality has been poor, overly dependent on expense management, lower taxes, and low interest rates instead of revenue growth. Meanwhile, fiscal policy is becoming less stimulative as steps are taken to address large government deficits. Therefore, we will continue to use caution in our selection of investments, especially in economically exposed areas.

In our last semi-annual report, we spoke about the ongoing deleveraging process. Debt as a proportion of GDP had been rising for decades, and peaked in 2007. The stresses from excessive debt show up in today’s weak consumer spending, higher unemployment, government deficits, and loose monetary policy. The result, we believe, is that economic growth will be muted and more difficult to sustain than in the past. We have tried to compensate by using conservative growth assumptions in our valuation work, while also stressing earnings repeatability and balance sheet quality. These may not be the ingredients for maximizing short-term returns nor tracking today’s market, but they are consistent with our history of focusing on risk management.

We believe that our role is not simply to invest client assets in the stock market. Rather, our job is to protect assets from being invested unwisely. This attitude of protection means we believe the many decisions we make not to invest far outweigh the relatively few decisions we make to invest. It is these unseen decisions to avoid investments we view as unwise that have made the difference in our long-term risk/return profile.

For example, by not investing in overpriced mega-caps and technology stocks in the late 1990s, we protected against the declines in 2001-2002. Likewise, by not investing in companies participating in the credit boom of 2003-2006, we protected against the subsequent declines of 2008-2009. Today, we are seeking to protect against interest rates that seem unsustainably low and earnings that seem unsustainably high.

Low interest rates are leading investors to take on greater credit and duration risk in a search for yield. This has led to high prices not only among long-term bonds (from junk to governments), but in some equities (REITs, utilities, telecoms, and many “dividend aristocrats”). Moreover, the low rates are causing changes in corporate, consumer, and government behaviors. While the carrying cost of new debt today is low, tomorrow’s refinance pain is not properly considered. Neither we nor anyone else can predict the future, but interest rates at some point will rise (whether due to solvency concerns among governments or re-emergence of corporate growth), and the risks of loss from the above actions will become more apparent. In the meantime, we have steadily reduced our exposure to these sectors as prices have risen.

Corporate profits are at abnormally high levels versus GDP. This is partly because corporations have been disciplined in margin management and hiring since the crisis. They have also taken advantage of low interest rates to refinance debt and buy back stock, while using the tax code to minimize taxes. Finally, they are benefitting from low labor

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

costs: salaries and wages today are at abnormally low levels versus GDP. These anomalies have resulted in expectations of earnings power and growth that may be too high, especially as deleveraging continues. Although prices have risen based on these expectations, earnings growth has been weak over the past year. Given these risks, we believe it is appropriate to be conservative in valuing future earnings power and growth.

The increase in prices of investment assets (bonds, real estate, and stocks) over the past few years has been a key goal of the post credit-crisis recovery strategy pursued by central banks in the US, UK, Europe, and Japan. While easily criticized, the effort was necessary both to shore up bank and money-market fund solvency issues (since these were the lenders and creditors facing significant losses from defaults) and to restore capital needed to permit economic growth. However, long-term reliance on loose monetary policies to facilitate loose spending (by individuals and governments), combined with policies designed to dampen labor costs and inflation, has created a developed world dependent on overleveraged consumers with declining incomes and high unemployment. While some of the high-risk behavior that led to the credit crisis has been ameliorated, the underlying imbalances of the world economy remain, resulting in recent “currency wars” as countries seek to compensate for weak domestic demand via exports. While we cannot predict the outcome, the underlying situation is one that presents continued risks to growth, which is another reason we believe caution is in order.

Portfolio Strategy

We prefer large-cap companies over small- and mid-caps because that’s where we’re currently finding the best opportunities. We also favor high quality firms with less economic sensitivity, which can be seen in our overweight to consumer staples and health care relative to the Russell 3000 Value Index, as well as in our underweight to industrials and consumer discretionary. We have no exposure to the telecommunications sector and little exposure to utilities, both of which look overvalued to us, having benefitted over the last few years as investors have stretched for yield.

We have a sizable exposure to finance. It’s our largest sector allocation on an absolute basis, representing 21.3% of the Fund, though on a relative basis that’s below the Russell 3000 Value Index’s 28.6% weight. We believe the stocks of high quality banks like Wells Fargo, US Bancorp, and PNC Financial Services Group are still attractively valued, despite increasing appreciably since our initial investment. All three have significantly improved the quality of their balance sheets and are benefitting from a modest pick-up in loan growth and declines in loan-loss provisioning.

In terms of the current market environment, equity indices have risen almost 50% since their 2011 sell-off. (From September 30, 2011 through April 30, 2013, the S&P 500 increased 46.2%, and the Russell 3000 Value Index gained 51.6% .) Corporate earnings are up, but not nearly as much. Profits have been built on a foundation of lower costs, share buybacks, and lower tax rates rather than revenue growth. As a result, earnings quality has declined, as has the investment opportunity set. The mess in Europe, a slowdown in China, turmoil in the Middle East, and the fiscal situation here in the United States are legitimate concerns. Risk has increased, and we’re finding it more difficult to find investment ideas. Stock prices could head lower, and there could be considerable volatility.

On the other hand, corporate balance sheets are generally in good shape, interest rates are low, and housing, as well as the overall U.S. economy, seems to be improving, slowly but surely. Central banks are printing money worldwide, much of which is finding its way into stocks and other risky assets. With fixed income yields at historical lows, stocks are the proverbial best house in a bad neighborhood, and could continue their march upward for some time. Which of these two paths plays out? We don’t know, and we don’t believe anyone else does either. In our view, the ownership of high quality businesses that will last and increase in value through productive reinvestment of earnings is one of

4

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

the best paths available for protecting and growing capital long-term. We think that’s a far superior approach to building wealth than one based on forecasting macroeconomic factors like GDP, interest rates, inflation, currencies, employment levels, etc. We don’t believe predictions like these can be made with low enough error rates to justify investment decisions, so our focus is on protecting against what may happen rather than predicting what will happen.

1 See pp. 10-14 of the Fund’s prospectus dated September 1, 2012 for detailed historical performance information about EIC’s accounts.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

5

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A Shares

vs. Russell 3000® Value Index and S&P 500® Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50% . This results in a net investment of $9,450. Performance of Class C Shares will vary from Class A Shares due to differences in class-specific fees.

Average Annual Total Returns for Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares (without sales charge)	12.73%	10.07%
Class A Shares (with sales charge)	6.53%	6.93%
Russell 3000® Value Index	21.64%	11.74	%**
S&P 500® Index	16.89%	11.69	%**

Class C Shares (without CDSC charge)	11.93%	11.06%
Class C Shares (with CDSC charge)	10.93%	11.06%
Russell 3000® Value Index	21.64%	15.50	%**
S&P 500® Index	16.89%	14.43	%**

*	Class A and Class C Shares of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.
**	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

6

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $100,000 Investment in EIC Value Fund’s Institutional Class Shares

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Total Returns for Periods Ended April 30, 2013
	1 Year	Since Inception*
Institutional Class Shares	12.99%	10.06%
Russell 3000® Value Index	21.64%	10.59%	**
S&P 500® Index	16.89%	10.63%	**

*	Institutional Class Shares of the EIC Value Fund (the “Fund”) commenced operations on May 1, 2011.
**	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.50%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 2.07% and 1.25% for Class A Shares, 2.69% and 2.00% for Class C Shares and 2.40% and 1.00% for Institutional Class Shares, respectively, of the Class’ average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

7

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.

The Fund intends to evaluate performance as compared to that of the Russell 3000® Value Index and the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

8

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	EIC Value Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,099.40	$6.51
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class C Shares
Actual	$1,000.00	$1,095.50	$10.39
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
Institutional Class Shares
Actual	$1,000.00	$1,100.00	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to the Fund’s annualized expense ratio for the six month period ended April 30, 2013 of 1.25%, 2.00%, and 1.00% for Class A, Class C, and Institutional Class Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total returns for the Fund of 9.94%, 9.55%, and 10.00% for Class A, Class C, and Institutional Class Shares, respectively.

10

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	29.6%	$49,970,725
Financial	21.2	35,672,364
Energy	9.9	16,684,531
Consumer, Cyclical	8.3	13,930,981
Basic Materials	6.5	10,946,681
Communications	5.2	8,723,240
Technology	4.4	7,374,846
Utilities	3.7	6,208,843
Industrial	2.7	4,531,903
Registered Investment Company	8.1	13,695,990
Other Assets In Excess of Liabilities	0.4	687,430

NET ASSETS	100.0%	$168,427,534

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

EIC VALUE FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 91.5%
Basic Materials — 6.5%
Barrick Gold Corp.	244,450	$4,818,110
Newmont Mining Corp.	112,965	3,660,066
Sigma-Aldrich Corp.	31,370	2,468,505

		10,946,681

Communications — 5.2%
Cisco Systems, Inc.	191,080	3,997,394
eBay, Inc.*	7,575	396,854
Google, Inc., Class A*	5,250	4,328,992

		8,723,240

Consumer, Cyclical — 8.3%
CVS Caremark Corp.	28,100	1,634,858
Target Corp.	80,265	5,663,498
Wal-Mart Stores, Inc.	85,340	6,632,625

		13,930,981

Consumer, Non-cyclical — 29.6%
Baxter International, Inc.	58,750	4,104,862
Becton Dickinson & Co.	33,870	3,193,941
CR Bard, Inc.	41,160	4,089,658
Dr Pepper Snapple Group, Inc.	104,045	5,080,517
GlaxoSmithKline PLC, SP ADR	69,085	3,567,549
Johnson & Johnson	58,225	4,962,517
Medtronic, Inc.	121,135	5,654,582
Molson Coors Brewing Co., Class B	149,770	7,728,132
PepsiCo, Inc.	80,635	6,649,968
Procter & Gamble Co. (The)	64,335	4,938,999

		49,970,725

Energy — 9.9%
Chevron Corp.	19,450	2,373,094
ConocoPhillips	70,395	4,255,378
Devon Energy Corp.	79,595	4,382,501

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Exxon Mobil Corp.	63,755	$5,673,558

		16,684,531

Financial — 21.2%
American Express Co.	62,710	4,289,991
Charles Schwab Corp. (The)	239,370	4,059,715
Chubb Corp. (The)	47,355	4,170,555
PNC Financial Services Group, Inc. (The)	73,940	5,019,047
SunTrust Banks, Inc.	89,605	2,620,946
Torchmark Corp	40,905	2,538,973
Travelers Cos., Inc. (The)	38,050	3,249,850
US Bancorp	145,005	4,825,766
Wells Fargo & Co.	128,950	4,897,521

		35,672,364

Industrial — 2.7%
Northrop Grumman Corp.	59,835	4,531,903

Technology — 4.4%
Microsoft Corp.	222,805	7,374,846

Utilities — 3.7%
Exelon Corp.	165,525	6,208,843

TOTAL COMMON STOCKS (Cost $136,276,585)		154,044,114

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Number of Shares	Value

REGISTERED INVESTMENT COMPANY — 8.1%
Dreyfus Institutional
Reserves Treasury Prime Fund	13,695,990	$13,695,990

TOTAL REGISTERED INVESTMENT COMPANY (Cost $13,695,990)		13,695,990

TOTAL INVESTMENTS - 99.6%
(Cost $149,972,575)		167,740,104
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		687,430

NET ASSETS - 100.0%		$168,427,534

*	Non-income producing.

SP ADR Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $149,972,575)	$167,740,104
Receivable for investments sold	141,110
Receivable for capital shares sold	944,351
Dividends and interest receivable	99,951
Prepaid expenses and other assets	41,192

Total assets	168,966,708

Liabilities
Payable for investments purchased	279,584
Payable for capital shares redeemed	56,881
Payable to Adviser	97,485
Payable for distribution fees	35,439
Payable for administration and accounting fees	11,088
Payable for transfer agent fees	9,532
Payable for shareholder servicing fees	6,236
Payable for custodian fees	3,266
Accrued expenses	39,663

Total liabilities	539,174

Net Assets	$168,427,534

Net Assets Consisted of:
Capital stock, $0.01 par value	$141,448
Paid-in capital	149,035,404
Accumulated net investment income	474,479
Accumulated net realized gain from investments	1,008,674
Net unrealized appreciation on investments	17,767,529

Net Assets	$168,427,534

Class A:
Net asset value, offering and redemption price per share ($83,932,000 / 7,046,206)	$11.91

Maximum offering price per share (100/94.5 of $11.91)	$12.60

Class C:
Net asset value, offering and redemption price per share ($31,128,652 / 2,629,382)	$11.84

Institutional Class:
Net asset value, offering and redemption price per share ($53,366,882 / 4,469,245)	$11.94

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$2,765,038
Less: foreign taxes withheld	(24,058)

Total investment income	2,740,980

Expenses
Advisory fees (Note 2)	865,920
Distribution fees (Class C) (Note 2)	169,535
Distribution fees (Class A) (Note 2)	146,321
Transfer agent fees (Note 2)	112,813
Administration and accounting fees (Note 2)	84,572
Registration and filing fees	64,667
Shareholder servicing fees (Class C) (Note 2)	56,512
Printing and shareholder reporting fees	33,104
Legal fees	29,522
Trustees’ and officers’ fees (Note 2)	24,797
Audit fees	24,383
Custodian fees (Note 2)	16,671
Other expenses	14,041

Total expenses before waivers and reimbursements	1,642,858

Less: waivers and reimbursements (Note 2)	(115,931)

Net expenses after waivers and reimbursements	1,526,927

Net investment income	1,214,053

Net realized and unrealized gain from investments:
Net realized gain from investments	1,008,684
Net change in unrealized appreciation on investments	14,515,119

Net realized and unrealized gain on investments	15,523,803

Net increase in net assets resulting from operations	$16,737,856

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase in net assets from operations:
Net investment income	$1,214,053	$198,282
Net realized gain from investments	1,008,684	46,385
Net change in unrealized appreciation from investments	14,515,119	3,252,410

Net increase in net assets resulting from operations	16,737,856	3,497,077

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(474,781)	(46,657)
Class C	(63,792)	(9,446)
Institutional Class	(336,726)	(46,869)

Total net investment income	(875,299)	(102,972)

Net realized capital gains:
Class A	(23,499)	—
Class C	(9,224)	—
Institutional Class	(13,628)	—

Total net realized capital gains	(46,351)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	86,132,052	63,085,171

Total increase in net assets	101,948,258	66,479,276

Net assets
Beginning of year	66,479,276	—

End of year	$168,427,534	$66,479,276

Accumulated net investment income, end of year	$474,479	$131,636

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2013	For the Period May 19, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.00

Net investment income(1)	0.12	0.08
Net realized and unrealized gain on investments	1.22	0.61

Net increase in net assets resulting from operations	1.34	0.69

Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.04)
Net realized capital gains	— (2)	—

Total dividends and distributions to shareholders	(0.08)	(0.04)

Net asset value, end of period	$11.91	$10.65

Total investment return(3)	12.73%	6.97%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$83,932	$33,969
Ratio of expenses to average net assets	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.35%	2.07	%(4)
Ratio of net investment income to average net assets	1.12%	0.81	%(4)
Portfolio turnover rate	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50% . If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2013	For the Period July 18, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$9.88

Net investment income (loss)(1)	0.04	(0.01)
Net realized and unrealized gain on investments	1.22	0.77

Net increase in net assets resulting from operations	1.26	0.76

Dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.03)
Net realized capital gains	— (2)	—

Total dividends and distributions to shareholders	(0.03)	(0.03)

Net asset value, end of period	$11.84	$10.61

Total investment return(3)	11.93%	7.75%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$31,129	$13,756
Ratio of expenses to average net assets	2.00%	2.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.10%	2.69	%(4)
Ratio of net investment income (loss) to average net assets	0.38%	(0.01	)%(4)
Portfolio turnover rate	12.06%	12.68	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover for the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Year Ended April 30, 2013		For the Year Ended April 30, 2012*
Per Share Operating Performance
Net asset value, beginning of period	$10.67	$10.00

Net investment income(1)	0.15	0.11
Net realized and unrealized gain on investments	1.22	0.61

Net increase in net assets resulting from operations	1.37	0.72

Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.05)
Net realized capital gains	— (2)	—

Total dividends and distributions to shareholders	(0.10)	(0.05)

Net asset value, end of period	$11.94	$10.67

Total investment return(3)	12.99%	7.24%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$53,367	$18,754
Ratio of expenses to average net assets	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.10%	2.40%
Ratio of net investment income to average net assets	1.37%	1.13%
Portfolio turnover rate	12.06%	12.68%

*	The Institutional Class commenced operations on May 1, 2011.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class C Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months (through August 31, 2012) and within eighteen months (effective September 1, 2012) of purchase where $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within twelve months (through December 31, 2011) and within eighteen months (effective January 1, 2012) after a purchase. As of April 30, 2013, the Retail Class Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

20

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$154,044,114	$154,044,114	$—	$—
Registered Investment Company	13,695,990	13,695,990	—	—

Total Investments	$167,740,104	$167,740,104	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period.Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2013, the amount of potential recovery was as follows:

Expiration
April 30, 2015	April 30, 2016
$225,018	$115,931

As of April 30, 2013, investment advisory fees payable to the Adviser were $97,485. For the year ended April 30, 2013, the Adviser waived fees of $115,931.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $13,007. Certain employees of BNY Mellon serve as Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$89,966,980	$13,146,109

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year or Period Ended April 30, 2012*
	Shares	Amount	Shares	Values
Class A Shares
Sales	4,442,408	$48,468,328	3,264,483	$33,044,596
Reinvestments	39,515	423,602	4,271	41,859
Redemption Fees**	—	1,622	—	3,427
Redemptions	(624,928)	(6,898,838)	(79,543)	(826,214)

Net increase	3,856,995	$41,994,714	3,189,211	$32,263,668

Class C Shares
Sales	1,401,360	$15,179,261	1,301,201	$13,225,698
Reinvestments	6,318	67,537	923	9,040
Redemption Fees**	—	628	—	1,171
Redemptions	(74,549)	(825,295)	(5,871)	(61,233)

Net increase	1,333,129	$14,422,131	1,296,253	$13,174,676

Institutional Class Shares
Sales	3,125,344	$34,300,410	1,843,056	$18,486,716
Reinvestments	27,348	293,722	4,771	46,802
Redemption Fees**	—	930	—	3,069
Redemptions	(441,453)	(4,879,855)	(89,821)	(889,760)

Net increase	2,711,239	$29,715,207	1,758,006	$17,646,827

Total Net Increase	7,901,363	$86,132,052	6,243,470	$63,085,171

*	Class A, Class C, and Institutional Class Shares of the Fund commenced operations on May 19, 2011, July 18, 2011 and May 1, 2011, respectively.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2013, these adjustments were to increase accumulated net investment income by $4,089, and to decrease accumulated net realized gains/(loss) and paid-in-capital by $44 and $4,045, respectively, which were primarily attributable to disallowed expenses and redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $921,606 of ordinary income dividends and $44 of long-term capital gains dividends. For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $102,972 of ordinary income dividends. Distributions from net investment income and short term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$—	$529,395	$953,758	$17,767,529

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$149,972,575

Gross unrealized appreciation	$22,615,412
Gross unrealized depreciation	(4,847,883)

Net unrealized appreciation	$17,767,529

26

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2013

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2013, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the EIC Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the EIC Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period May 1, 2011 (commencement of operations) to April 30, 2012, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EIC Value Fund of FundVantage Trust at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period May 1, 2011 (commencement of operations) to April 30, 2012, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 24, 2013

28

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $921,606 of ordinary income dividends and $44 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 10-11, 2012, the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Equity Investment Corporation (the “Adviser” or “EIC”) and the Trust on behalf of the EIC Value Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser also provided its code of ethics, Form ADV and compliance policies and procedures, including their proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable

30

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

A representative from EIC attended the meeting in person and discussed EIC’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for the one year, and since inception periods ended October 31, 2012 for (i) the Fund; (ii) the Russell 3000 Value Index, the Fund’s benchmark; (iii) the EIC’s All-Cap Value composite; (iv) other comparable funds identified by the Adviser, which consisted of four other multi-cap value and all-cap value funds (“Comparable Fund Group”); (v) a Morningstar universe of over 200 all- and large-cap value mutual funds, the Fund’s applicable Morningstar peer group; and (vi) the Lipper large-cap value equity category, the Fund’s applicable Lipper peer group.

The Trustees noted that the Fund underperformed the Lipper peer group average and the median of the Morningstar peer group for the one year period ended October 31, 2012, and outperformed the Lipper peer group average and median of the Morningstar peer group since inception through October 31, 2012. The Trustees also noted that the Fund performed in line with EIC’s All-Cap Value composite for the one year and since inception periods ended October 31, 2012. Relative to its benchmark, the Fund underperformed for the one year period ended October 31, 2012, and outperformed for the period since inception through October 31, 2012. The Trustees further noted that the Fund outperformed the average and median of the Comparable Fund Group for the one year and since inception periods ended October 31, 2012. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to its separately managed accounts, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds.

31

EIC VALUE FUND

Other Information

(Unaudited) (Continued)

The Trustees noted that the Fund’s net advisory fee was lower than the median net advisory fee of the universe of funds in the Lipper large-cap value equity category with less than $150 million in assets, and that the Fund’s total expense ratio was in line with the median total expense ratio of the same universe of funds. The Trustees also considered that the Fund’s gross advisory fee of 75 basis points was slightly lower than the average and median gross advisory fees of the Comparable Fund Group. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the most recent balance sheet for EIC for the year ended December 31, 2011. The Trustees noted that the Adviser’s level of profitability is an important factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.
The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increased.

32

EIC VALUE FUND

Other Information

(Unaudited) (Concluded)

At this time, the Trustees determined to approve the continuation of the Agreement for an additional one year period. In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement.

33

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

34

EIC VALUE FUND

Fund Management

(Unaudited)

Fund Vantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.

35

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

36

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

37

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001;
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

38

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Investment Adviser

Equity Investment Corporation

3007 Piedmont Road, NE

Suite 200

Atlanta, GA 30305

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A Shares

Class C Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Shareholders,

As of April 30, 2013, the Estabrook Investment Grade Fixed Income Fund (the “Fund”) has closed out its second full year of operation. We are happy to report positive performance relative to our index. For the year ending April 30, 2013, the Fund returned 8.99% . As a comparison, the Barclays Intermediate Government/Credit Bond Index returned 3.23% during the same period. We remained overweight credit with a heavy lean towards financials. We benefited from this exposure during the year as European financial markets continued to heal and the domestic economy showed signs of recovery.

This year has been the year of the central banks. Financial markets continued to be buoyed by liquidity provided by central banks across the world. We benefited two fold. First, the European Central Bank engaged in their Outright Monetary Transactions program which supported European peripheral bond markets thus stabilizing global financial markets. As a result, bonds exposed to banking and brokerage sectors outperformed the overall market. Secondly, the Federal Reserve announced the continuation of its Zero Interest Rate Policy in addition to increasing its purchasing program to $85 billion per month of Treasuries and mortgage-backed securities. As a result, 10-Year US Treasuries fell from 1.91% on April 30, 2012 to 1.67% at the end of the fiscal year. This helped, as our portfolios remained relatively long in duration compared to the index.

As I write to you today, we have recently experienced an uptick in interest rate volatility as speculation over tapering of the Federal Reserve’s monthly purchases have come into question. Since late April 2013, 10-Year Treasury rates have sold off approximately 40 basis points. We continue to expect the market to be extremely sensitive to economic data releases as investors try to predict the beginning of the unwinding of the unprecedented Federal Reserve liquidity programs. We continue to focus on economic data especially any evidence that the Federal Reserve’s dual mandate of stable prices and maximum employment is being reached. As of today, we remain aware of the vast improvement in the overall health of the domestic economy, but believe the Federal Reserve will continue its current programs to at least the later half of 2013 as unemployment remains historically high and inflation continues to remain at subdued levels.

As we begin the third year of the Fund, we continue to adjust the portfolio to address market dynamics. Although we believe the Federal Reserve will continue its programs, we have begun preparing for the eventual rise in rates. As an example, we recently have been adding to our positions in floating rate securities with maturities of at least five years. We like these instruments as they provide protection from an increase in Treasury rates as these securities are indexed off of LIBOR. As such, we believe we are well positioned for the next year.

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

Finally, we would like to thank you for investing in the Estabrook Investment Grade Fixed Income Fund. Please reach out to us if you have any questions.

Daniel Oh

Portfolio Manager

May 31, 2013

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $100,000 Investment in

Class I Shares of the Estabrook Investment Grade Fixed Income Fund

vs. Barclays Intermediate Government/Credit Index

Average Annual Total Returns For the Periods Ended April 30, 2013

	1 Year	Since Inception*
Class I Shares	8.99%	5.31%
Barclays Intermediate Government/Credit Bond Index	3.23%	4.02%**

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.49% and 0.70%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2012, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

to 0.70% . This agreement will terminate on August 31, 2013, unless the Board of Trustees of FundVantage Trust approves an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Intermediate Government/Credit Bond Index (“Barclays Int. Gov./Cr. Index”). The Barclays Int. Gov./Cr. Index is an unmanaged market index that tracks performance of intermediate term U.S. government and corporate bonds. It is impossible to invest directly in an index. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in high yield debt (also known as junk bonds) which may cause greater volatility and less liquidity. You may lose money by investing in the Fund.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Estabrook Investment Grade Fixed Income Fund – Class I
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,027.00	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.51

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2013 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181) then divided by 365 days to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 2.70%.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	89.6%	$28,435,406
Preferred Securities	3.2	1,006,564
U.S. Treasury Obligations	4.2	1,337,930
Other Assets in Excess of Liabilities	3.0	956,760

NET ASSETS	100.0%	$31,736,660

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — 89.6%
Airlines — 0.7%
Delta Air Lines Series 2010-2, Class B 6.750%, 05/23/2017	$200,000	$210,500

Auto Parts & Equipment — 1.4%
Delphi Corp. Callable 02/15/2018 at 102.5 5.000%, 02/15/2023	400,000	433,000

Banks — 27.3%
Ally Financial, Inc. 5.500%, 02/15/2017	400,000	435,970
Ally Financial, Inc. Callable 06/15/2013 at 100 7.375%, 11/15/2016	125,000	125,241
Bank of America Corp. 1.354%, 03/22/2018 (a)	165,000	164,612
Citigroup, Inc. 1.750%, 05/01/2018	500,000	500,048
Citigroup, Inc. Callable 05/15/2023 at 100 5.350% (b)(c)(d)	500,000	501,378
Citigroup, Inc. Callable 02/15/2023 at 100 5.900% (b)(c)(d)	500,000	522,042
Fifth Third Capital Trust IV Callable 04/15/2017 at 100 6.500%, 04/15/2037 (c)	700,000	702,184
Goldman Sachs Group, Inc. 3.625%, 02/07/2016	250,000	266,216
Goldman Sachs Group, Inc. 2.375%, 01/22/2018	400,000	407,660

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Banks — (Continued)
Goldman Sachs Group, Inc. 1.474%, 04/30/2018 (a)	$500,000	$499,515
JPMorgan Chase & Co. 3.150%, 07/05/2016	300,000	318,944
JPMorgan Chase & Co. 1.176%, 01/25/2018 (a)	300,000	302,092
JPMorgan Chase & Co. 3.375%, 05/01/2023	250,000	249,369
JPMorgan Chase & Co. Callable 04/30/2018 at 100 7.900% (b)(c)(d)	350,000	407,630
JPMorgan Chase & Co. Callable 05/01/2023 at 100 5.150% (b)(c)(d)	500,000	508,125
Morgan Stanley 1.556%, 04/25/2018 (a)	800,000	799,628
Morgan Stanley 2.125%, 04/25/2018	300,000	300,663
Morgan Stanley 5.500%, 07/28/2021	497,000	583,288
Wells Fargo & Co. 2.100%, 05/08/2017	300,000	311,052
Wells Fargo & Co. 1.500%, 01/16/2018	250,000	250,927
Wells Fargo & Co. 0.906%, 04/23/2018 (a)	300,000	300,441
Wells Fargo & Co. 3.450%, 02/13/2023	200,000	204,078

		8,661,103

Beverage — 1.0%
Pepsico, Inc. 1.250%, 08/13/2017	300,000	302,150

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Biotechnology — 0.9%
Amgen, Inc. Callable 03/15/2021 at 100 4.100%, 06/15/2021	$250,000	$280,779

Chemicals — 1.7%
Dow Chemical Co. (The) 2.500%, 02/15/2016	150,000	156,168
E.I. Du Pont de Nemours & Co. 1.950%, 01/15/2016	200,000	206,903
Ecolab, Inc. 4.350%, 12/08/2021	150,000	168,934

		532,005

Diversified Financial Services — 15.6%
American Express Co., Sub Notes Callable 09/01/2016 at 100 6.800%, 09/01/2066 (c)	300,000	328,125
American Express Credit Corp. 1.750%, 06/12/2015	300,000	306,638
American Express Credit Corp. 2.375%, 03/24/2017	200,000	210,015
Caterpillar Financial Services Corp. 0.574%, 04/01/2014 (a)	145,000	145,404
Ford Motor Credit Co., LLC 3.000%, 06/12/2017	250,000	259,128
Ford Motor Credit Co., LLC 2.375%, 01/16/2018	400,000	401,714
Ford Motor Credit Co., LLC 5.750%, 02/01/2021	400,000	462,182

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Diversified Financial Services — (Continued)
Ford Motor Credit Co., LLC 4.250%, 09/20/2022	$500,000	$528,724
General Electric Capital Corp. 0.994%, 04/02/2018 (a)	500,000	501,204
General Electric Capital Corp. 3.100%, 01/09/2023	500,000	507,319
General Electric Capital Corp. Callable 12/15/2022 at 100 6.250% (b)(c)(d)	250,000	276,383
General Electric Capital Corp. Callable 06/15/2022 at 100 7.125% (b)(c)(d)	400,000	468,254
General Motors Financial Co., Inc. 4.750%, 08/15/2017 (e)	250,000	263,750
Merrill Lynch & Co., Inc. 6.875%, 11/15/2018	250,000	307,091

		4,965,931

Electronics — 0.8%
Jabil Circuit, Inc. 5.625%, 12/15/2020	250,000	268,125

Food — 0.8%
Kraft Foods Group, Inc. 2.250%, 06/05/2017	250,000	259,954

Healthcare-Products — 1.5%
Boston Scientific Corp. 4.500%, 01/15/2015	200,000	211,624

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Healthcare-Products — (Continued)
Mallinckrodt International Finance SA 3.500%, 04/15/2018 (e)	$250,000	$253,541

		465,165

Home Builders — 1.1%
DR Horton, Inc. Callable 06/15/2022 at 100 4.375%, 09/15/2022	350,000	356,125

Insurance — 10.1%
American International Group, Inc. Callable 05/15/2038 at 100 8.175%, 05/15/2068 (c)	500,000	676,250
Berkshire Hathaway Finance Corp. 1.600%, 05/15/2017	250,000	255,735
Berkshire Hathaway, Inc. 1.550%, 02/09/2018	400,000	406,876
Lincoln National Corp. Callable 05/17/2016 at 100 7.000%, 05/17/2066 (c)	250,000	256,875
Lincoln National Corp. Callable 04/20/2017 at 100 6.050%, 04/20/2067 (c)	300,000	303,750
Prudential Financial, Inc. Callable 03/15/2024 at 100 5.200%, 03/15/2044 (c)	250,000	254,375

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Insurance — (Continued)
Prudential Financial, Inc. Callable 06/15/2023 at 100 5.625%, 06/15/2043 (c)	$1,000,000	$1,050,000

		3,203,861

Leisure Time — 1.0%
Harley-Davidson Financial Services, Inc. 3.875%, 03/15/2016 (e)	300,000	322,034

Lodging — 0.8%
Wyndham Worldwide Corp. Callable 02/01/2017 at 100 2.950%, 03/01/2017	250,000	257,357

Media — 2.9%
Interpublic Group of Cos, Inc. 3.750%, 02/15/2023	500,000	502,986
NBC Universal Media, LLC 2.875%, 04/01/2016	200,000	211,573
Time Warner, Inc. 3.150%, 07/15/2015	200,000	210,089

		924,648

Miscellaneous Manufacturing — 1.6%
General Electric Co. 2.700%, 10/09/2022	500,000	514,939

Oil & Gas — 2.7%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	200,000	229,977
Rowan Cos., Inc. Callable 03/01/2022 at 100 4.875%, 06/01/2022	350,000	385,862

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Oil & Gas — (Continued)
Total Capital International SA 1.550%, 06/28/2017	$250,000	$254,983

		870,822

Packaging & Containers — 0.8%
Rock Tenn Co. 4.000%, 03/01/2023	250,000	259,786

Pipelines — 2.1%
Energy Transfer Partners LP Callable 11/01/2022 at 100 3.600%, 02/01/2023	200,000	204,116
Enterprise Products Operating LLC Callable 01/15/2018 at 100 7.034%, 01/15/2068 (c)	235,000	272,600
Plains All American Pipeline LP Callable 10/31/2022 at 100 2.850%, 01/31/2023	200,000	200,905

		677,621

REIT — 8.8%
BioMed Realty LP Callable 03/15/2016 at 100 3.850%, 04/15/2016	200,000	212,569
BioMed Realty LP Callable 04/15/2022 at 100 4.250%, 07/15/2022	200,000	214,218
DDR Corp. 5.500%, 05/01/2015	165,000	178,393

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
REIT — (Continued)
DDR Corp. 7.500%, 04/01/2017	$200,000	$240,110
DDR Corp. Callable 04/15/2022 at 100 4.625%, 07/15/2022	400,000	442,576
Digital Realty Trust LP Callable 12/15/2020 at 100 5.250%, 03/15/2021	250,000	284,918
Essex Portfolio LP Callable 05/15/2022 at 100 3.625%, 08/15/2022 (e)	400,000	412,734
Essex Portfolio LP Callable 02/01/2023 at 100 3.250%, 05/01/2023	150,000	150,937
Healthcare Realty Trust, Inc. Callable 01/15/2023 at 100 3.750%, 04/15/2023	300,000	304,759
Realty Income Corp. Callable 07/15/2022 at 100 3.250%, 10/15/2022	350,000	352,641

		2,793,855

Retail — 3.5%
Macy’s Retail Holdings, Inc. 5.750%, 07/15/2014	200,000	211,645
QVC, Inc. 4.375%, 03/15/2023 (e)	375,000	384,051
Walgreen Co. 1.800%, 09/15/2017	250,000	255,202

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Retail — (Continued)
Wal-Mart Stores, Inc. 1.125%, 04/11/2018	$250,000	$250,804

		1,101,702

Semiconductors — 0.5%
Texas Instruments, Inc. 0.450%, 08/03/2015	150,000	149,862

Software — 0.8%
Microsoft Corp. 1.000%, 05/01/2018	250,000	250,511

Telecommunications — 1.2%
Cisco Systems, Inc. 3.150%, 03/14/2017	150,000	163,038
Vodafone Group PLC 2.875%, 03/16/2016	200,000	210,533

		373,571

TOTAL CORPORATE BONDS AND NOTES (Cost $27,126,540)		28,435,406

PREFERRED SECURITIES — 3.2%
Banks — 2.0%
Wachovia Capital Trust III Callable 06/10/2013 at 100 5.570% (a)	635,000	638,175

		638,175

Diversified Financial Services — 1.2%
Goldman Sachs Capital I 6.345%, 02/15/2034	350,000	368,389

		368,389

TOTAL PREFERRED SECURITIES (Cost $975,697)		1,006,564

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 4.2%
United States Treasury Notes — 4.2%
1.750%, 05/15/2022	$700,000	$712,524
2.000%, 02/15/2022	600,000	625,406

		1,337,930

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,301,352)		1,337,930

TOTAL INVESTMENTS - 97.0% (Cost $29,403,589)		30,779,900
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.0%		956,760

NET ASSETS - 100.0%		$31,736,660

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2013.
(b)	Security is a perpetual bond and has no definite maturity date.
(c)	Fix-to Float Security. Rate shown is as of April 30, 2013.
(d)	Dividend paying security.
(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2013, these securities amounted to $1,636,110 or 5.2% of net assets. These securities have been determined by the Adviser to be liquid securities.

REIT	Real Estate Investment Trust
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $29,403,589)	$30,779,900
Cash	1,122,284
Receivable for capital shares sold	629,301
Dividends and interest receivable	262,165
Receivable from Investment Adviser	4,300
Prepaid expenses and other assets	14,523

Total assets	32,812,473

Liabilities
Payable for investments purchased	998,143
Payable for capital shares redeemed	9,486
Payable for distributions to shareholders	3,585
Payable for administration and accounting fees	5,930
Payable for transfer agent fees	3,819
Payable for custodian fees	2,536
Accrued expenses	52,314

Total liabilities	1,075,813

Net Assets	$31,736,660

Net Assets Consisted of:
Capital stock, $0.01 par value	$29,772
Paid-in capital	30,200,958
Accumulated net investment income	14,418
Accumulated net realized gain from investments	115,201
Net unrealized appreciation on investments	1,376,311

Net Assets	$31,736,660

Class I:
Shares outstanding	2,977,153

Net asset value, offering and redemption price per share ($31,736,660 / 2,977,153)	$10.66

The accompanying notes are an integral part of the financial statements.

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$76,738
Interest	862,427

Total investment income	939,165

Expenses
Advisory fees (Note 2)	161,959
Administration and accounting fees (Note 2)	51,981
Transfer agent fees (Note 2)	40,661
Legal fees	34,913
Printing and shareholder reporting fees	34,012
Registration and filing fees	33,709
Audit fees	24,000
Trustees’ and officers’ fees (Note 2)	17,494
Custodian fees (Note 2)	13,145
Other expenses	9,527

Total expenses before waivers and reimbursements	421,401

Less: waivers and reimbursements (Note 2)	(246,984)

Net expenses after waivers and reimbursements	174,417

Net investment income	764,748

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	401,699
Net change in unrealized appreciation on investments	964,732

Net realized and unrealized gain on investments	1,366,431

Net increase in net assets resulting from operations	$2,131,179

The accompanying notes are an integral part of the financial statements.

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$764,748	$481,085
Net realized gain/(loss) from investments	401,699	(180,525)
Net change in unrealized appreciation from investments	964,732	276,651

Net increase in net assets resulting from operations	2,131,179	577,211

Less Dividends and Distributions to Shareholders:
Net investment income:
Class I	(777,140)	(481,085)

Total net investment income	(777,140)	(481,085)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	12,918,465	4,333,832

Total increase in net assets	14,272,504	4,429,958

Net assets
Beginning of year	17,464,156	13,034,198

End of year	$31,736,660	$17,464,156

Accumulated net investment income/(loss), end of year	$14,418	$12,152

The accompanying notes are an integral part of the financial statements.

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 23, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.09	$10.06	$10.00

Net investment income(1)	0.32	0.32	0.17
Net realized and unrealized gain on investments	0.57	0.03	0.06

Net increase in net assets resulting from operations	0.89	0.35	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.32)	(0.32)	(0.17)

Net asset value, end of period	$10.66	$10.09	$10.06

Total investment return(2)	8.99%	3.52%	2.29%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$31,737	$17,464	$13,034
Ratio of expenses to average net assets	0.70%	0.70%	0.70	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.69%	2.49%	2.65	%(3)
Ratio of net investment income to average net assets	3.07%	3.18%	2.24	%(3)
Portfolio turnover rate	94.83%	50.01%	98.85	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. As of April 30, 2013, Class A, Class C and Class R Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income and preferred securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$28,435,406	$—	$28,435,406	$—
Preferred Securities	1,006,564	—	1,006,564	—
U.S. Treasury Obligations	1,337,930	—	1,337,930	—

Total Investments	$30,779,900	$—	$30,779,900	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2013

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2013

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.70% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2013, the amount of potential recovery by the Adviser was as follows:

Expiration April 30, 2014	Expiration April 30, 2015	Expiration April 30, 2016
$140,612	$270,765	$246,984

For the year ended April 30, 2013, investment advisory fees accrued and waived were $161,959 and fees reimbursed by the Adviser were $85,025.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

20

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2013

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $4,359. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$34,290,990	$22,302,971
U.S. Government Securities	1,357,922	343,670

21

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2013

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Sales	1,241,776	$12,859,099	401,233	$4,003,121
Reinvestments	72,625	758,453	48,316	479,170
Redemption Fees*	—	600	—	—
Redemptions	(67,658)	(699,687)	(14,782)	(148,459)

Net increase	1,246,743	$12,918,465	434,767	$4,333,832

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 90 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the fiscal year ended April 30, 2013, these adjustments were to increase undistributed net investment income and decrease accumulated net realized gain by $14,658. These permanent differences were primarily attributable to the redesignation of dividends paid and sales of preferred securities.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $756,368 of ordinary income dividends and $17,201 of long-term capital gains dividends. For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $481,085 of ordinary income dividends. Distributions from net investment income and short-term capital gains were treated as ordinary income for federal income tax purposes.

22

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

April 30, 2013

As of April 30, 2013, components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Distributions Payable
$—	$—	$115,201	$1,394,314	$(3,585)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$29,385,586

Gross unrealized appreciation	1,395,559
Gross unrealized depreciation	(1,245)

Net unrealized appreciation	$1,394,314

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the“Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012.

During the fiscal year ended April 30, 2013, the Fund utilized $271,840 of capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Estabrook Investment Grade Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Estabrook Investment Grade Fixed Income Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

24

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $756,368 of ordinary income dividends and $17,201 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 11.35% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 93.89%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 11.35%.

A total of 2.80% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations there under.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-7443.

27

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-7443.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm)from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.

28

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

29

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

30

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

Estabrook Capital Management LLC

875 Third Avenue, 15th Floor

New York, NY 10022

Administrator and Fund Accounting Agent

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ESTABROOK INVESTMENT

GRADE FIXED INCOME

FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund.

FORMULA INVESTING FUNDS

of

FundVantage Trust

Formula Investing U.S. Value 1000 Fund

Class A Shares

Formula Investing U.S. Value Select Fund

Class A Shares

Class I Shares

Formula Investing International Value 400 Fund

Class A Shares

Formula Investing International Value Select Fund

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Formula Investing Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Formula Investing Funds.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

Annual Investment Adviser’s Report

April 30, 2013 (Unaudited)

Dear Shareholder,

The Formula Investing U.S. Value 1000 Fund (“U.S. Value 1000 Fund”) earned 15.76% net for the one-year period ending April 30, 2013. The Formula Investing U.S. Value Select Fund (“U.S. Value Select Fund”) earned 16.78% net for the one-year period ending April 30, 2013. Over the same period, the Fund’s benchmark index, the Russell 1000 Index earned 17.17%.

Over the past two years, the U.S. Value Select Fund has outperformed the US Value 1000 Fund with higher annual return variability. For the reasons outlined below, we would not be surprised to see similar performance and variability differences between the two funds continue over longer periods.

The U.S. Value 1000 Fund consists of over 800 stocks, whereas the U.S. Value Select Fund generally holds roughly 120 stocks. Holdings for both portfolios are weighted according to measures of value with cheaper stocks receiving higher weightings. Less diversification allows the select portfolio to hold more of what we believe are the cheapest stocks based on our valuation measures — and why we expect that portfolio to generate higher returns over the long run. However, more concentrated holdings typically produce more variation in returns from year to year. Based on our measures of valuation we believe both funds are well positioned for future capital appreciation relative to the Russell 1000 Index.

The Formula Investing International 400 Fund (“International 400 Fund”) earned 15.04% net for the one-year period ending April 30, 2013. The Formula Investing International Value Select Fund (“International Value Select Fund”) earned 12.07% net for the one-year period ending April 30, 2013. Over the same period, the Fund’s benchmark index, the MSCI World ex-U.S. Index earned 17.45%.

During this time, both international funds suffered from lack of exposure to financial stocks. At inception, we chose to exclude banks, insurance companies and other financials from the funds due to opaque financial reporting related to “fair value” accounting under the International Financial Reporting Standards (IFRS). The exclusion of financial stocks in the international funds is likely to impact performance over shorter periods because financials constitute over 25% of indexes such as the MSCI World ex-U.S. That said, we believe that their exclusion should have little impact on the funds’ performance over longer periods.

Over the long run, we expect the concentration differences between the two international funds to drive similar relative performance differences for the same reasons outlined above. We believe that the international funds offer attractive value relative to the MSCI World ex-U.S. Index based on our measures.

Sincerely,

Joel Greenblatt and Robert Goldstein

This letter is intended to assist shareholders in understanding how the Funds performed during the period ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future holdings of the Funds are subject to investment risk.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing U.S. Value 1000 Fund Class A Shares

vs Russell 1000® Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares	15.76%	15.21%
Russell 1000® Index	17.17%	14.76%**

*	The Formula Investing U.S. Value 1000 Fund (the “Fund”) commenced operations on November 3, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 2.17% and 1.28%, respectively, for Class A Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing U.S. Value Select Fund Class A Shares

vs Russell 1000® Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares	16.78%	17.09%
Russell 1000® Index	17.17%	14.76%**

*	The Formula Investing U.S. Value Select Fund (the “Fund”) commenced operations on November 3, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 1.52% and 1.35%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the Formula Investing U.S. Value Select Fund Class I

Shares vs Russell 1000® Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class I Shares	17.06%	24.42%
Russell 1000® Index	17.17%	23.67%**

*	The Formula Investing U.S. Value Select Fund (the “Fund”) commenced operations on December 13, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class I share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 1.20% and 1.10%, respectively, for Class I Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing International Value 400 Fund Class A Shares

vs MSCI World (Ex US) Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares	15.04%	4.08%
MSCI World (Ex US) Index	17.45%	5.81%**

*	The Formula Investing International Value 400 Fund (the “Fund”) commenced operations on December 17, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 5.30% and 1.37%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets in the world except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing International Value Select Fund Class A Shares

vs MSCI World (Ex US) Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares	12.07%	-0.69%
MSCI World (Ex US) Index	17.45%	5.81%**

*	The Formula Investing International Value Select Fund (the “Fund”) commenced operations on December 17, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 2.92% and 1.47%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the Formula Investing International Value Select Fund Class I Shares

vs MSCI World (Ex US) Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class I Shares	12.44%	-1.88%
MSCI World (Ex US) Index	17.45%	3.67%**

*	The Formula Investing International Value Select Fund (the “Fund”) Class I Shares commenced operations on June 30, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class I share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 2.74% and 1.22%, respectively, for Class I Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Formula Investing Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FORMULA INVESTING FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Formula Investing Funds
	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid
	November 1, 2012	April 30, 2013	Expense Ratio	During Period
Formula Investing U.S. Value 1000 Fund
Class A Shares
Actual	$1,000.00	$1,174.90	1.25%	$6.74*
Hypothetical (5% return before expenses)	1,000.00	1,018.60	1.25%	6.26*

Formula Investing U.S. Value Select Fund
Class A Shares
Actual	$1,000.00	$1,185.00	1.35%	$7.31*
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.35%	6.76*

Class I Shares
Actual	$1,000.00	$1,185.90	1.10%	$5.96*
Hypothetical (5% return before expenses)	1,000.00	1,019.34	1.10%	5.51*

Formula Investing International Value 400 Fund
Class A Shares
Actual	$1,000.00	$1,143.10	1.35%	$7.17*
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.35%	6.76*

Formula Investing International Value Select Fund
Class A Shares
Actual	$1,000.00	$1,118.10	1.45%	$7.62*
Hypothetical (5% return before expenses)	1,000.00	1,017.601	1.45%	7.25*

Class I Shares
Actual	$1,000.00	$1,120.50	1.20%	$6.31*
Hypothetical (5% return before expenses)	1,000.00	1,018.84	1.20%	6.01*

*

Expenses are equal to the Funds’ annualized expense ratios for the six month period ended April 30, 2013, in the table above, which include waived fees and/or reimbursed expenses and recoupment, if any, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year then divided by 365 to reflect the one-half year period. The Funds’ ending account value on the first line in each table are based on the actual six month returns of 17.49% for Class A Shares of Formula Investing U.S. Value 1000 Fund; 18.50% and 18.59% for Class A Shares and Class I Shares of Formula Investing U.S. Value Select Fund, respectively; 14.31% for Class A Shares of Formula Investing International Value 400 Fund; and 11.81% and 12.05% for Class A Shares and Class I Shares of Formula Investing International Value Select Fund, respectively.

FORMULA INVESTING FUNDS

Formula Investing Funds

Portfolio Holdings Summary Tables

April 30, 2013

(Unaudited)

The following tables presents a summary by industry group of the portfolio holdings of the Funds:

Formula Investing U.S. Value 1000 Fund

	% of Net Assets	Value
Common Stocks:
Capital Goods	10.0%	$5,042,925
Software & Services	10.0	5,005,119
Banks	9.8	4,909,909
Health Care Equipment & Services	9.1	4,573,450
Retailing	8.1	4,076,899
Technology Hardware & Equipment	7.5	3,748,916
Insurance	6.8	3,403,754
Media	4.5	2,247,776
Pharmaceuticals, Biotechnology & Life Sciences	4.1	2,039,489
Consumer Durables & Apparel	3.9	1,944,859
Diversified Financials	3.7	1,857,583
Food, Beverage & Tobacco	3.4	1,684,925
Commercial & Professional Services	3.0	1,514,112
Semiconductors & Semiconductor Equipment	3.0	1,495,704
Energy	2.4	1,222,931
Consumer Services	2.2	1,088,369
Materials	2.0	1,020,320
Automobiles & Components	1.4	696,936
Transportation	1.0	495,688
Household & Personal Products	0.8	388,512
Food & Staples Retailing	0.3	153,520
Real Estate	0.0	15,167
Utilities	0.0	1,712
Telecommunication Services	0.0	1,523
Exchange Traded Funds	2.8	1,413,647
Other Assets in Excess of Liabilities	0.2	85,753

NET ASSETS	100.0%	$50,129,498

Formula Investing U.S. Value Select Fund

	% of Net Assets	Value
Common Stocks:
Software & Services	13.9%	$30,504,185
Pharmaceuticals, Biotechnology & Life Sciences	13.5	29,613,232
Capital Goods	10.8	23,755,306
Health Care Equipment & Services	9.0	19,754,837
Retailing	8.5	18,552,701
Technology Hardware & Equipment	8.0	17,440,489
Consumer Durables & Apparel	7.2	15,749,935
Media	6.8	14,996,138
Food, Beverage & Tobacco	6.4	14,122,356
Commercial & Professional Services	4.9	10,711,603
Consumer Services	2.5	5,523,191
Semiconductors & Semiconductor Equipment	2.3	5,081,315
Transportation	1.5	3,156,207
Household & Personal Products	0.7	1,570,748
Automobiles & Components	0.4	806,740
Exchange Traded Funds	3.4	7,495,699
Other Assets in Excess of Liabilities	0.2	510,694

NET ASSETS	100.0%	$219,345,376

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing Funds

Portfolio Holdings Summary Tables (Concluded)

April 30, 2013

(Unaudited)

Formula Investing International Value 400 Fund

	% of Net Assets	Value
Common Stocks:
Capital Goods	13.5%	$1,617,789
Materials	11.0	1,319,006
Telecommunication Services	8.4	1,005,868
Media	7.4	883,975
Software & Services	5.7	679,860
Retailing	5.6	670,014
Technology Hardware & Equipment	5.1	604,834
Food & Staples Retailing	4.3	517,134
Transportation	4.1	489,208
Food Beverage & Tobacco	3.5	422,104
Pharmaceuticals Biotechnology & Life Sciences	3.8	454,013
Consumer Durables & Apparel	3.7	437,737
Health Care Equipment & Services	3.3	394,526
Energy	3.0	364,586
Automobiles & Components	3.0	363,770
Semiconductor & Semiconductor Equipment	2.3	275,022
Consumer Services	2.3	271,738
Commercial & Professional Services	2.2	262,878
Household & Personal Products	1.5	184,681
Real Estate	0.5	58,101
Utilities	0.3	38,546
Exchange Traded Funds	3.0	357,332
Other Assets in Excess of Liabilities	2.5	296,678

NET ASSETS	100.0%	$11,969,400

Portfolio holdings are subject to change at any time.

Formula Investing International Value Select Fund

	% of Net Assets	Value
Common Stocks:
Capital Goods	11.5%	$3,742,645
Materials	9.2	2,994,144
Telecommunication Services	8.5	2,770,055
Software & Services	8.1	2,639,156
Retailing	6.3	2,054,094
Energy	6.3	2,044,340
Media	5.9	1,929,058
Food & Staples Retailing	5.7	1,815,962
Technology Hardware & Equipment	5.2	1,704,350
Pharmaceutical Biotechnology & Life Science	5.2	1,678,322
Automobiles & Components	4.8	1,563,796
Consumer Durables & Apparel	4.4	1,427,977
Health Care Equipment & Services	4.2	1,378,816
Transportation	4.1	1,336,490
Consumer Services	2.4	789,366
Food Beverage & Tobacco	1.6	525,282
Commercial & Professional Services	1.4	441,037
Real Estate	1.3	416,392
Household & Personal Products	1.2	400,953
Semiconductors & Semiconductor Equipment	0.8	259,672
Other Assets in Excess of Liabilities	1.9	607,922

NET ASSETS	100.0%	$32,519,829

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 97.0%
Automobiles & Components — 1.4%
Allison Transmission Holdings, Inc.	1,087	$24,794
BorgWarner, Inc.*	785	61,363
Cooper Tire & Rubber Co.	3,898	97,021
Dana Holding Corp.	1,044	18,009
Dorman Products, Inc.	49	1,849
Ford Motor Co.	33	452
General Motors Co.*	1,167	35,990
Gentex Corp.	4,073	91,642
Goodyear Tire & Rubber Co. (The)*	40	500
Lear Corp.	37	2,138
Tenneco, Inc.*	52	2,011
Thor Industries, Inc.	3,622	134,341
TRW Automotive Holdings Corp.*	2,380	142,967
WABCO Holdings, Inc.*	1,161	83,859

		696,936

Banks — 9.8%
Associated Banc-Corp	10,587	151,076
BancorpSouth, Inc.	5,343	85,488
Bank of Hawaii Corp.	943	44,972
BankUnited, Inc.	5,665	143,608
BB&T Corp.	5,374	165,359
BOK Financial Corp.	2,112	131,979
CapitalSource, Inc.	166	1,486
Capitol Federal Financial, Inc.	66	781
Cathay General BanCorp	8,678	171,043
City National Corp.	2,112	120,870
Comerica, Inc.	4,011	145,399
Commerce Bancshares, Inc.	2,122	85,113
Community Bank System, Inc.	302	8,649
Cullen/Frost Bankers, Inc.	8	483
CVB Financial Corp.	965	10,490
East West Bancorp, Inc.	3,335	81,141
EverBank Financial Corp.	43	688
Fifth Third BanCorp	10,310	175,579
First Citizens BancShares, Inc., Class A	3	559
First Niagara Financial Group, Inc.	828	7,874
First Republic Bank	1,346	51,121
FirstMerit Corp.	6,996	119,841
FNB Corp.	8,101	92,270
Fulton Financial Corp.	5,284	58,441
Glacier Bancorp, Inc.	3,026	55,830
Hancock Holding Co.	4,402	120,043
Hudson City Bancorp, Inc.	170	1,413

	Number of Shares	Value
COMMON STOCKS — (Continued)
Banks — (Continued)
Huntington Bancshares, Inc.	23,066	$165,383
International Bancshares Corp.	24	466
Investors Bancorp, Inc.	41	812
KeyCorp	16,964	169,131
M&T Bank Corp.	1,105	110,721
MB Financial, Inc.	6,312	156,285
Nationstar Mortgage Holdings, Inc.*	36	1,324
New York Community Bancorp, Inc.	7,306	98,996
Northwest Bancshares, Inc.	1,216	14,896
Old National BanCorp.	9,136	111,276
Park National Corp.	8	547
People’s United Financial, Inc.	6,398	84,198
PNC Financial Services Group, Inc. (The)	8	543
Popular, Inc.*	80	2,285
PrivateBancorp, Inc.	7,492	143,697
Prosperity Bancshares, Inc.	110	5,053
Regions Financial Corp.	1,142	9,696
Signature Bank*	875	62,659
Sterling Financial Corp.	24	523
SunTrust Banks, Inc.	6,648	194,454
Susquehanna Bancshares, Inc.	11,698	136,516
SVB Financial Group*	915	65,066
Synovus Financial Corp.	286	769
TCF Financial Corp.	2,255	32,810
Texas Capital Bancshares, Inc.*	16	667
TFS Financial Corp.*	80	870
Trustmark Corp.	54	1,326
UMB Financial Corp.	238	11,981
Umpqua Holdings Corp.	12,518	150,216
United Bankshares, Inc.	1,717	43,457
US BanCorp	3,715	123,635
Valley National BanCorp	10,823	97,299
Washington Federal, Inc.	8,196	140,725
Webster Financial Corp.	7,093	165,763
Wells Fargo & Co.	4,116	156,326
Westamerica Bancorporation	10	434
Western Alliance Bancorp*	6,770	99,587
Wintrust Financial Corp.	3,932	141,002
Zions Bancorporation	7,186	176,919

		4,909,909

Capital Goods — 10.0%
3M Co.	673	70,470
Actuant Corp., Class A	3,509	109,832

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Acuity Brands, Inc.	420	$30,643
AECOM Technology Corp.*	3,377	98,169
AGCO Corp.	230	12,248
Alliant Techsystems, Inc.	1,703	126,635
AMETEK, Inc.	49	1,995
Applied Industrial Technologies, Inc.	49	2,070
AZZ, Inc.	139	5,878
B/E Aerospace, Inc.*	14	878
Babcock & Wilcox Co. (The)	3,335	90,712
Beacon Roofing Supply, Inc.*	53	2,021
Boeing Co. (The)	485	44,334
Brady Corp., Class A	2,048	69,386
Carlisle Cos., Inc.	758	49,171
Caterpillar, Inc.	8	677
Chicago Bridge & Iron Co. NV (Netherlands)	3,036	163,306
CLARCOR, Inc.	748	38,672
Crane Co.	2,468	132,852
Cummins, Inc.	240	25,534
Danaher Corp.	577	35,162
Deere & Co.	5	446
Donaldson Co., Inc.	30	1,091
Dover Corp.	1,287	88,777
Eaton Corp. PLC (Ireland)	487	29,907
EMCOR Group, Inc.	3,222	120,503
Emerson Electric Co.	2,185	121,289
EnerSys, Inc.*	1,090	49,966
Esterline Technologies Corp.*	532	39,921
Flowserve Corp.	339	53,603
Fluor Corp.	2,918	166,268
Foster Wheeler AG (Switzerland)*	7,364	155,380
Gardner Denver, Inc.	1,508	113,236
GATX Corp.	10	510
Generac Holdings, Inc.	73	2,623
General Cable Corp.*	24	828
General Dynamics Corp.	2,330	172,327
General Electric Co.	22	490
Graco, Inc.	42	2,542
Honeywell International, Inc.	1,380	101,485
Hubbell, Inc., Class B	1,072	102,869
Huntington Ingalls Industries, Inc.	17	899
IDEX Corp.	1,422	73,987
Illinois Tool Works, Inc.	1,542	99,552
Ingersoll-Rand PLC (Ireland)	1,201	64,614

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
ITT Corp.	2,735	$75,486
Jacobs Engineering Group, Inc.*	2,284	115,296
Joy Global, Inc.	2,528	142,883
KBR, Inc.	1,797	54,054
Kennametal, Inc.	32	1,280
L-3 Communications Holdings, Inc.	1,572	127,725
Lincoln Electric Holdings, Inc.	1,921	101,352
Lindsay Corp.	1,588	121,990
Lockheed Martin Corp.	1,729	171,327
Manitowoc Co., Inc. (The)	413	7,748
Middleby Corp.*	10	1,496
MRC Global, Inc.*	100	2,995
MSC Industrial Direct Co., Inc., Class A	990	78,012
Nordson Corp.	30	2,085
Northrop Grumman Corp.	2,508	189,956
Oshkosh Corp.*	3,474	136,389
PACCAR, Inc.	8	398
Parker Hannifin Corp.	855	75,727
Precision Castparts Corp.	5	956
Raven Industries, Inc.	1,297	43,514
Raytheon Co.	3,216	197,398
RBC Bearings, Inc.*	17	818
Regal-Beloit Corp.	22	1,730
Rexnord Corp.*	696	12,681
Rockwell Automation, Inc.	1,203	101,990
Rockwell Collins, Inc.	1,240	78,021
Roper Industries, Inc.	17	2,034
Snap-on, Inc.	945	81,459
Spirit Aerosystems Holdings, Inc., Class A*	40	800
Terex Corp.*	1,696	48,506
Timken Co.	1,860	97,780
Toro Co. (The)	23	1,035
TransDigm Group, Inc.	7	1,028
Trinity Industries, Inc.	12	507
Triumph Group, Inc.	197	15,740
Valmont Industries, Inc.	195	28,417
Wabtec Corp.	770	80,804
Watts Water Technologies, Inc., Class A	930	43,766
WESCO International, Inc.*	974	69,826
WW Grainger, Inc.	130	32,041

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Xylem, Inc.	797	$22,117

		5,042,925

Commercial & Professional Services — 3.0%
ABM Industries, Inc.	1,320	29,766
Avery Dennison Corp.	33	1,368
Brink’s Co. (The)	30	795
Cintas Corp.	925	41,505
Copart, Inc.*	603	21,256
The Corporate Executive Board Co.	86	4,847
Deluxe Corp.	4,541	173,194
Dun & Bradstreet Corp. (The)	1,710	151,250
Equifax, Inc.	559	34,211
FTI Consulting, Inc.*	2,867	94,955
Herman Miller, Inc.	4,427	111,073
Manpowergroup, Inc.	844	44,867
Mine Safety Appliances Co.	1,305	62,640
Nielsen Holdings NV (Netherlands)*	23	796
Pitney Bowes, Inc.	11,533	157,656
Portfolio Recovery Associates, Inc.*	201	24,673
Robert Half International, Inc.	2,996	98,329
Rollins, Inc.	49	1,192
RR Donnelley & Sons Co.	9,256	113,941
Steelcase, Inc., Class A	1,189	15,100
Stericycle, Inc.*	7	758
Tetra Tech, Inc.*	3,021	79,422
Towers Watson & Co., Class A	799	58,263
UniFirst Corp.	10	910
United Stationers, Inc.	1,971	63,998
Verisk Analytics, Inc., Class A*	35	2,145
West Corp.	5,962	125,202

		1,514,112

Consumer Durables & Apparel — 3.9%
Brunswick Corp.	1,567	49,611
Carter’s, Inc.*	975	63,755
Coach, Inc.	3,229	190,059
Columbia Sportswear Co	20	1,172
Crocs, Inc.*	7,524	120,534
Deckers Outdoor Corp.*	1,140	62,837
DR Horton, Inc.	5	130
Fossil, Inc.*	679	66,623
Garmin, Ltd. (Switzerland)	4,831	169,471
Hanesbrands, Inc.*	195	9,781
Harman International Industries, Inc.	18	805

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Hasbro, Inc.	2,559	$121,220
Helen of Troy Ltd. (Bermuda)*	44	1,535
KB Home	18	406
Lennar Corp., Class A	13	536
Mattel, Inc.	1,807	82,508
MDC Holdings, Inc.	8	301
Meritage Homes Corp.*	8	390
Newell Rubbermaid, Inc.	2,457	64,717
NIKE, Inc., Class B	14	890
Polaris Industries, Inc.	1,126	97,050
PulteGroup, Inc.*	25	525
PVH Corp.	635	73,291
Ralph Lauren Corp.	278	50,479
Ryland Group, Inc. (The)	15	676
Standard Pacific Corp.*	69	624
Steven Madden, Ltd.*	3,151	153,233
Sturm Ruger & Co., Inc.	3,410	174,831
Tempur-Pedic International, Inc.*	3,513	170,380
Toll Brothers, Inc.*	7	240
Tumi Holdings, Inc.*	39	898
Tupperware Brands Corp.	1,390	111,617
Vera Bradley, Inc.*	1,883	42,970
VF Corp.	264	47,050
Whirlpool Corp.	120	13,714

		1,944,859

Consumer Services — 2.2%
Apollo Group, Inc., Class A*	9,926	182,341
Bally Technologies, Inc.*	1,922	102,404
Brinker International, Inc.	46	1,789
Burger King Worldwide, Inc.	45	812
Coinstar, Inc.*	2,148	113,436
Cracker Barrel Old Country Store, Inc.	9	745
DeVry, Inc.	690	19,327
DineEquity, Inc.	1,422	101,303
Domino’s Pizza, Inc.	1,432	79,046
Dunkin’ Brands Group, Inc.	13	505
Grand Canyon Education, Inc.*	31	793
Hillenbrand, Inc.	2,047	51,441
International Game Technology	6,353	107,683
Interval Leisure Group, Inc.	5,319	101,380
Marriott International, Inc., Class A	16	689
McDonald’s Corp.	258	26,352
Papa John’s International, Inc.*	31	1,953

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Regis Corp.	812	$15,225
Service Corp. International	46	776
Weight Watchers International, Inc.	4,221	178,000
WMS Industries, Inc.*	28	711
Wyndham Worldwide Corp.	14	841
Yum! Brands, Inc.	12	817

		1,088,369

Diversified Financials — 3.7%
American Capital, Ltd.*	9,146	138,379
American Express Co.	9	616
Ameriprise Financial, Inc.	10	745
Apollo Investment Corp.	15,457	136,176
Artisan Partners Asset Management, Inc.*	17	634
Bank of America Corp.	1,539	18,945
Capital One Financial Corp.	27	1,560
Cash America International, Inc.	2,827	123,342
Charles Schwab Corp. (The)	55	933
Citigroup, Inc.	773	36,068
CME Group, Inc.	13	791
Cohen & Steers, Inc.	63	2,489
Credit Acceptance Corp.*	779	78,157
Discover Financial Services	52	2,274
Evercore Partners, Inc., Class A	1,885	71,159
EZCORP, Inc., Class A*	9,081	153,469
Federated Investors, Inc., Class B	2,723	62,520
First Cash Financial Services, Inc.*	33	1,699
GAMCO Investors, Inc., Class A	100	5,250
Goldman Sachs Group, Inc. (The)	497	72,597
Greenhill & Co., Inc.	15	693
Invesco, Ltd. (Bermuda)	571	18,124
Janus Capital Group, Inc.	16,754	149,446
JPMorgan Chase & Co.	2,913	142,766
LPL Financial Holdings, Inc.	1,474	50,941
Morgan Stanley	1,239	27,444
MSCI, Inc.*	732	24,961
NASDAQ OMX Group, Inc. (The)	1,280	37,734
Nelnet, Inc., Class A	29	986
Northern Trust Corp.	12	647
NYSE Euronext	227	8,810
PHH Corp.*	2,577	54,323
Raymond James Financial, Inc.	547	22,657
SLM Corp.	7,941	163,982
State Street Corp.	467	27,305

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Stifel Financial Corp.*	5,001	$161,132
T. Rowe Price Group, Inc.	17	1,232
TD Ameritrade Holding Corp.	56	1,115
Virtus Investment Partners, Inc.*	11	2,101
Waddell & Reed Financial, Inc., Class A	15	643
WisdomTree Investments, Inc.*	88	1,021
World Acceptance Corp.*	582	51,717

		1,857,583

Energy — 2.4%
Alon USA Energy, Inc.	3,763	62,466
Apache Corp.	8	591
C&J Energy Services, Inc.*	3,502	69,305
CARBO Ceramics, Inc.	9	636
Chevron Corp.	20	2,440
Cloud Peak Energy, Inc.*	32	625
ConocoPhillips	8	484
CVR Energy, Inc.	3,207	158,009
Delek US Holdings, Inc.	3,332	120,252
Denbury Resources, Inc.*	17	304
Diamond Offshore Drilling, Inc.	18	1,244
Exxon Mobil Corp.	20	1,780
Forum Energy Technologies, Inc.*	52	1,446
Halliburton Co.	39	1,668
Helmerich & Payne, Inc.	9	528
Hess Corp.	15	1,083
HollyFrontier Corp.	3,645	180,245
Marathon Oil Corp.	37	1,209
Marathon Petroleum Corp.	1,672	131,018
McDermott International, Inc. (Panama)*	67	716
Murphy Oil Corp.	8	497
Nabors Industries, Ltd. (Bermuda)	40	592
National Oilwell Varco, Inc.	9	588
Occidental Petroleum Corp.	6	536
Oil States International, Inc.*	17	1,519
Patterson-UTI Energy, Inc.	33	696
Phillips 66	1,457	88,804
Pioneer Natural Resources Co.	3	367
RPC, Inc.	7,695	101,882
Stone Energy Corp.*	23	454
Tesoro Corp.	2,164	115,558
Valero Energy Corp.	109	4,395

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Western Refining, Inc.	5,532	$170,994

		1,222,931

Food & Staples Retailing — 0.3%
CVS Caremark Corp.	1,993	115,953
Kroger Co. (The)	14	481
Safeway, Inc.	41	923
Sysco Corp.	37	1,290
Walgreen Co.	676	33,469
Wal-Mart Stores, Inc.	10	777
Weis Markets, Inc.	15	627

		153,520

Food, Beverage & Tobacco — 3.4%
Altria Group, Inc.	4,851	177,110
B&G Foods, Inc.	59	1,821
Campbell Soup Co.	19	882
Coca-Cola Co. (The)	20	847
Coca-Cola Enterprises, Inc.	1,392	50,989
ConAgra Foods, Inc.	2,156	76,258
Darling International, Inc.*	5,073	93,901
Dean Foods Co.*	1,722	32,959
Dr Pepper Snapple Group, Inc.	2,828	138,091
Fresh Del Monte Produce, Inc. (Cayman Islands)	27	686
General Mills, Inc.	1,346	67,865
Green Mountain Coffee Roasters, Inc.*	22	1,263
Hershey Co. (The)	7	624
Hillshire Brands Co.	1,617	58,066
HJ Heinz Co.	14	1,014
Hormel Foods Corp.	1,245	51,381
Ingredion, Inc.	17	1,224
J&J Snack Foods Corp.	417	31,283
JM Smucker Co. (The)	584	60,286
Kellogg Co.	17	1,106
Kraft Foods Group, Inc.	1,529	78,728
Lancaster Colony Corp.	700	55,251
Lorillard, Inc.	4,372	187,515
McCormick & Co., Inc., non-voting shares	11	791
Mead Johnson Nutrition Co.	9	730
Mondelez International, Inc., Class A	34	1,069
Monster Beverage Corp.*	452	25,493
PepsiCo, Inc.	22	1,814
Philip Morris International, Inc.	930	88,899

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Pinnacle Foods, Inc.*	41	$979
Post Holdings, Inc.*	34	1,489
Reynolds American, Inc.	3,638	172,514
Smithfield Foods, Inc.*	44	1,126
Tyson Foods, Inc., Class A	101	2,488
Universal Corp.	1,171	67,391
Vector Group, Ltd.	9,239	150,688
WhiteWave Foods Co., Class A*	18	304

		1,684,925

Health Care Equipment & Services — 9.1%
Aetna, Inc.	3,975	228,324
Align Technology, Inc.*	23	762
Allscripts Healthcare Solutions, Inc.*	65	900
AmerisourceBergen Corp.	2,915	157,760
Baxter International, Inc.	749	52,333
Becton Dickinson & Co.	583	54,977
Cardinal Health, Inc.	2,881	127,398
CareFusion Corp.*	3,007	100,554
Centene Corp.*	1,457	67,313
Chemed Corp.	2,196	179,238
Cigna Corp.	8	529
Coventry Health Care, Inc.	3,328	164,902
Covidien PLC (Ireland)	646	41,241
CR Bard, Inc.	1,279	127,081
Cyberonics, Inc.*	947	41,119
DaVita HealthCare Partners, Inc.*	417	49,477
Edwards Lifesciences Corp.*	19	1,212
Express Scripts Holding Co.*	17	1,009
Globus Medical, Inc., Class A*	7,912	120,421
HCA Holdings, Inc.	881	35,143
Health Management Associates, Inc., Class A*	118	1,356
Health Net, Inc.*	4,273	125,626
HealthSouth Corp.*	3,421	94,078
Hill-Rom Holdings, Inc.	2,344	79,860
Humana, Inc.	2,466	182,755
IDEXX Laboratories, Inc.*	9	792
Intuitive Surgical, Inc.*	1	492
Laboratory Corp. of America Holdings*	1,534	143,214
Magellan Health Services, Inc.*	3,390	173,432
Masimo Corp.	4,327	86,800
McKesson Corp.	477	50,476
Medidata Solutions, Inc.*	22	1,460

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
MEDNAX, Inc.*	1,870	$165,925
Medtronic, Inc.	3,127	145,968
Molina Healthcare, Inc.*	1,132	37,582
Omnicare, Inc.	1,617	70,776
Owens & Minor, Inc.	1,400	45,598
Patterson Cos., Inc.	602	22,846
Quality Systems, Inc.	6,525	116,602
Quest Diagnostics, Inc.	2,594	146,120
ResMed, Inc.	20	960
Select Medical Holdings Corp.	16,013	132,107
Sirona Dental Systems, Inc.*	14	1,030
St Jude Medical, Inc.	1,980	81,616
STERIS Corp.	624	25,952
Stryker Corp.	2,024	132,734
Team Health Holdings, Inc.*	33	1,230
Teleflex, Inc.	196	15,313
Thoratec Corp.*	529	19,150
UnitedHealth Group, Inc.	3,066	183,745
Universal American Corp.	22	188
Universal Health Services, Inc., Class B	20	1,332
Varian Medical Systems, Inc.*	1,965	128,000
VCA Antech, Inc.*	3,499	84,326
WellCare Health Plans, Inc.*	3,351	195,397
WellPoint, Inc.	2,810	204,905
Zimmer Holdings, Inc.	1,596	122,014

		4,573,450

Household & Personal Products — 0.8%
Avon Products, Inc.	40	926
Church & Dwight Co., Inc.	22	1,406
Clorox Co. (The)	33	2,846
Colgate-Palmolive Co.	18	2,149
Energizer Holdings, Inc.	1,203	116,198
Kimberly-Clark Corp.	7	722
Prestige Brands Holdings, Inc.*	5,040	135,828
Procter & Gamble Co. (The)	14	1,075
Revlon, Inc., Class A*	6,582	127,362

		388,512

Insurance — 6.8%
Aflac, Inc.	3,215	175,025
Alleghany Corp.*	316	124,422
Allied World Assurance Co. Holdings, AG (Switzerland)	13	1,181
Allstate Corp. (The)	3,937	193,937

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Alterra Capital Holdings, Ltd. (Bermuda)	20	$651
American Financial Group, Inc.	14	676
American International Group, Inc.*	984	40,757
American National Insurance Co.	1,792	168,502
Amtrust Financial Services, Inc.	22	697
Aon PLC (United Kingdom)	35	2,112
Aspen Insurance Holdings, Ltd. (Bermuda)	3,413	130,342
Assurant, Inc.	2,738	130,165
Axis Capital Holdings, Ltd. (Bermuda)	2,398	107,023
Berkshire Hathaway Inc., Class B*	6	638
Chubb Corp. (The)	8	705
Cincinnati Financial Corp.	55	2,690
CNA Financial Corp.	22	742
Erie Indemnity Co., Class A	2,206	175,531
Everest Re Group, Ltd. (Bermuda)	1,347	181,832
Fidelity National Financial, Inc., Class A	4,115	110,488
First American Financial Corp.	6,425	171,997
Genworth Financial, Inc., Class A*	25,864	259,416
Hanover Insurance Group, Inc. (The)	2,537	127,941
HCC Insurance Holdings, Inc.	1,238	52,739
Lincoln National Corp.	5,271	179,267
Markel Corp.*	1	536
Marsh & McLennan Cos., Inc.	1,529	58,117
MBIA, Inc.*	3,772	35,683
MetLife, Inc.	176	6,862
Montpelier Re Holdings, Ltd. (Bermuda)	6,480	166,925
Platinum Underwriters Holdings, Ltd. (Bermuda)	3,439	195,163
Primerica, Inc.	15	509
Principal Financial Group, Inc.	18	650
ProAssurance Corp.	27	1,323
Progressive Corp. (The)	26	658
Protective Life Corp.	61	2,322
Reinsurance Group of America, Inc.	2,078	129,979
RenaissanceRe Holdings, Ltd. (Bermuda)	1,577	148,065
StanCorp Financial Group, Inc.	14	605
Symetra Financial Corp.	1,483	20,213
Torchmark Corp.	10	621
Travelers Cos., Inc. (The)	10	854
Unum Group	6,145	171,384

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Validus Holdings, Ltd. (Bermuda)	490	$18,919
White Mountains Insurance Group, Ltd. (Bermuda)	1	578
WR Berkley Corp.	40	1,737
XL Group PLC (Ireland)	3,294	102,575

		3,403,754

Materials — 2.0%
Albemarle Corp.	26	1,592
Axiall Corp.	1,163	60,999
Ball Corp.	25	1,103
Buckeye Technologies, Inc.	62	2,331
CF Industries Holdings, Inc.	956	178,304
Cliffs Natural Resources, Inc.	31	662
Freeport-McMoRan Copper & Gold, Inc.	26	791
Greif, Inc., Class A	38	1,830
HudBay Minerals, Inc. (Canada)	104	828
Huntsman Corp.	48	905
International Flavors & Fragrances, Inc.	281	21,690
Kaiser Aluminum Corp.	358	22,554
Kronos Worldwide, Inc.	1,146	20,261
Minerals Technologies, Inc.	1,982	80,529
Monsanto Co.	11	1,175
Mosaic Co. (The)	18	1,109
NewMarket Corp.	310	83,297
Newmont Mining Corp.	13	421
Olin Corp.	52	1,257
Owens-Illinois, Inc.*	58	1,524
Packaging Corp. of America	23	1,094
PolyOne Corp.	37	834
PPG Industries, Inc.	279	41,052
Reliance Steel & Aluminum Co.	12	781
Schweitzer-Mauduit International, Inc.	2,888	116,358
Sealed Air Corp.	52	1,150
Sherwin-Williams Co. (The)	5	916
Sigma-Aldrich Corp.	183	14,400
Sonoco Products Co.	27	946
Southern Copper Corp.	3,310	110,322
Stepan Co.	16	911
SunCoke Energy, Inc.*	112	1,695
US Silica Holdings, Inc.	40	817
Valspar Corp. (The)	678	43,270
Westlake Chemical Corp.	749	62,272

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
WR Grace & Co.*	1,820	$140,340

		1,020,320

Media — 4.5%
AMC Networks, Inc., Class A*	720	45,367
Arbitron, Inc.	3,407	159,073
CBS Corp., Class B, non-voting shares	2,536	116,098
Cinemark Holdings, Inc.	955	29,500
Comcast Corp., Class A	768	31,718
DIRECTV*	2,014	113,912
Discovery Communications, Inc., Class A*	17	1,340
DISH Network Corp., Class A	30	1,176
Gannett Co., Inc.	7,370	148,579
Interpublic Group of Cos., Inc. (The)	12,452	172,336
John Wiley & Sons, Inc., Class A	3,644	139,091
Meredith Corp.	3,702	143,712
Morningstar, Inc.	15	990
New York Times Co. (The), Class A*	3,721	32,968
News Corp., Class A	53	1,641
Omnicom Group, Inc.	2,417	144,464
Regal Entertainment Group, Class A	814	14,603
Scholastic Corp.	4,472	122,756
Scripps Networks Interactive, Inc., Class A	26	1,731
Shutterstock, Inc.*	35	1,460
Sinclair Broadcast Group, Inc., Class A	7,200	192,960
Starz-Liberty Capital*	7,122	166,496
Time Warner Cable, Inc.	299	28,073
Time Warner, Inc.	1,452	86,801
Valassis Communications, Inc.	6,489	166,313
Viacom, Inc., Class B	2,123	135,851
Washington Post Co. (The), Class B	110	48,767

		2,247,776

Pharmaceuticals, Biotechnology & Life Sciences — 4.1%
AbbVie, Inc.	3,329	153,300
Acorda Therapeutics, Inc.*	67	2,651
Agilent Technologies, Inc.	1,640	67,962
Allergan, Inc.	7	795
Amgen, Inc.	1,207	125,781
Biogen Idec, Inc.*	4	876
Bio-Rad Laboratories, Inc., Class A*	5	599

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Bruker Corp.*	51	$906
Celgene Corp.*	11	1,299
Cubist Pharmaceuticals, Inc.*	1,636	75,125
Eli Lilly & Co.	1,287	71,274
Endo Health Solutions, Inc.*	5,176	189,649
Impax Laboratories, Inc.*	96	1,680
Johnson & Johnson	792	67,502
Life Technologies Corp.*	38	2,800
Merck & Co., Inc.	1,108	52,076
Mylan, Inc.*	986	28,702
Myriad Genetics, Inc.*	6,736	187,598
PDL BioPharma, Inc.	24,007	185,814
Pfizer, Inc.	982	28,547
Pharmacyclics, Inc.*	14	1,141
Questcor Pharmaceuticals, Inc.	3,998	122,899
Santarus, Inc.*	74	1,359
Techne Corp.	1,599	102,560
United Therapeutics Corp.*	2,769	184,914
ViroPharma, Inc.*	7,138	194,510
Warner Chilcott PLC, Class A (Ireland)	12,714	182,827
Waters Corp.*	47	4,343

		2,039,489

Real Estate — 0.0%
Alexander’s, Inc. REIT	1	309
Brandywine Realty Trust REIT	25	373
BRE Properties, Inc. REIT	8	404
Brookfield Office Properties Corp. (Canada)	44	810
Capstead Mortgage Corp. REIT	29	385
Colonial Properties Trust REIT	8	186
CommonWealth REIT	12	268
Corporate Office Properties Trust REIT	8	232
DDR Corp. REIT	17	312
EastGroup Properties, Inc. REIT	9	568
Equity Lifestyle Properties, Inc. REIT	3	244
Federal Realty Investment Trust REIT	3	351
General Growth Properties, Inc. REIT	14	318
HCP, Inc. REIT	7	373
Health Care, Inc. REIT	7	525
Healthcare Realty Trust, Inc. REIT	11	330
Host Hotels & Resorts, Inc. REIT	29	530

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Jones Lang LaSalle, Inc.	26	$2,575
Kimco Realty Corp. REIT	12	285
Lexington Realty Trust REIT	21	269
MFA Financial, Inc. REIT	32	297
National Health Investors, Inc. REIT	5	331
National Retail Properties, Inc. REIT	10	397
Omega Healthcare Investors, Inc. REIT	11	362
Post Properties, Inc. REIT	4	198
PS Business Parks, Inc. REIT	5	399
Public Storage REIT	3	495
Tanger Factory Outlet Centers REIT	6	223
Taubman Centers, Inc. REIT	3	257
UDR, Inc. REIT	11	270
Vornado Realty Trust REIT	3	263
Washington REIT	9	257
Weingarten Realty Investors REIT	12	409
Weyerhaeuser Co. REIT	8	244
Zillow, Inc., Class A*	19	1,118

		15,167

Retailing — 8.1%
Aaron’s, Inc.*	15	431
Abercrombie & Fitch Co., Class A	1,388	68,789
Advance Auto Parts, Inc.	1,687	141,506
Aeropostale, Inc.*	6,260	91,772
American Eagle Outfitters, Inc.	8,090	157,350
ANN, Inc.*	3,695	109,150
Asbury Automotive Group, Inc.*	21	842
Ascena Retail Group, Inc.*	33	610
AutoZone, Inc.*	257	105,136
Bed Bath & Beyond, Inc.*	2,068	142,278
Best Buy Co., Inc.	5,493	142,763
Big Lots, Inc.*	796	28,990
Buckle, Inc. (The)	3,559	172,789
Chico’s FAS, Inc.	5,002	91,387
Childrens Place Retail Stores, Inc. (The)*	1,563	76,462
Dick’s Sporting Goods, Inc.	1,200	57,720
Dillard’s, Inc., Class A	18	1,483
Dollar General Corp.*	1,392	72,509
Dollar Tree, Inc.*	1,939	92,219
DSW, Inc., Class A	58	3,835
Expedia, Inc.	38	2,122
Express, Inc.*	9,422	171,575

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Finish Line, Inc. (The), Class A	1,021	$19,797
Foot Locker, Inc.	3,285	114,548
Francesca’s Holdings Corp.*	27	771
GameStop Corp., Class A	6,324	220,708
Gap, Inc. (The)	3,966	150,668
Genesco, Inc.*	19	1,169
Genuine Parts Co.	901	68,773
GNC Holdings, Inc., Class A	1,942	88,031
Groupon, Inc.*	1,033	6,301
Guess?, Inc.	4,201	116,284
Hibbett Sports, Inc.*	1,494	81,946
Home Depot, Inc. (The)	15	1,100
HSN, Inc.	2,329	122,459
Jos A Bank Clothiers, Inc.*	2,056	89,806
Kayak Software Corp.*	32	1,274
Kohl’s Corp.	52	2,447
L Brands, Inc.	2,817	142,005
Liberty Ventures, Class A*	4	294
Lithia Motors, Inc., Class A	65	3,219
Macy’s, Inc.	1,904	84,918
Men’s Wearhouse, Inc. (The)	29	972
Nordstrom, Inc.	973	55,062
OfficeMax, Inc.	153	1,761
O’Reilly Automotive, Inc.*	694	74,480
PetSmart, Inc.	1,685	114,984
Pier 1 Imports, Inc.	1,173	27,225
Pool Corp.	25	1,226
priceline.com, Inc.*	2	1,393
Ross Stores, Inc.	2,075	137,095
Sally Beauty Holdings, Inc.*	2,374	71,362
Select Comfort Corp.*	8,878	188,391
Signet Jewelers, Ltd. (Bermuda)	32	2,199
Sonic Automotive, Inc., Class A	32	704
Staples, Inc.	10,676	141,350
Target Corp.	10	706
TJX Cos., Inc.	2,903	141,579
TripAdvisor, Inc.*	36	1,893
Urban Outfitters, Inc.*	32	1,326
Vitamin Shoppe, Inc.*	35	1,720
Williams-Sonoma, Inc.	1,178	63,235

		4,076,899

Semiconductors & Semiconductor Equipment — 3.0%
Altera Corp.	4,060	129,961
Analog Devices, Inc.	2,424	106,632

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Applied Materials, Inc.	136	$1,973
Broadcom Corp., Class A	39	1,404
Cabot Microelectronics Corp.*	1,794	60,117
Cirrus Logic, Inc.*	4,852	93,692
Entegris, Inc.*	8,507	80,646
First Solar, Inc.*	97	4,516
Hittite Microwave Corp.*	1,354	75,973
Intel Corp.	5,103	122,217
KLA-Tencor Corp.	3,172	172,081
Linear Technology Corp.	1,973	72,014
Marvell Technology Group, Ltd. (Bermuda)	8,604	92,579
Maxim Integrated Products, Inc.	96	2,969
MKS Instruments, Inc.	2,778	74,645
NVIDIA Corp.	13,397	184,477
Skyworks Solutions, Inc.*	145	3,200
Teradyne, Inc.*	7,925	130,287
Xilinx, Inc.	2,277	86,321

		1,495,704

Software & Services — 10.0%
Accenture PLC, Class A (Ireland)	2,185	177,946
ACI Worldwide, Inc.*	21	987
Activision Blizzard, Inc.	12,604	188,430
Acxiom Corp.*	3,204	63,728
Adobe Systems, Inc.*	34	1,533
Advent Software, Inc.*	34	987
Akamai Technologies, Inc.*	14	615
Amdocs Ltd. (Channel Islands)	4,551	162,471
ANSYS, Inc.*	22	1,779
AOL, Inc.	341	13,176
Autodesk, Inc.*	30	1,181
Automatic Data Processing, Inc.	536	36,094
Bankrate, Inc.*	135	1,820
BMC Software, Inc.*	57	2,592
Booz Allen Hamilton Holding Corp.	12,494	189,784
Broadridge Financial Solutions, Inc.	5,894	148,411
CA, Inc.	6,862	185,068
CACI International, Inc., Class A*	3,183	186,174
Cadence Design Systems, Inc.*	75	1,035
Citrix Systems, Inc.*	8	497
Cognizant Technology Solutions Corp., Class A*	1,223	79,250
CommVault Systems, Inc.*	16	1,177
Convergys Corp.	144	2,451

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
CoreLogic, Inc.*	2,436	$66,454
DST Systems, Inc.	508	35,128
eBay, Inc.*	17	891
Euronet Worldwide, Inc.*	32	977
Factset Research Systems, Inc.	407	38,286
Fair Isaac Corp.	3,401	158,419
Fidelity National Information Services, Inc.	465	19,553
Fiserv, Inc.*	1,144	104,230
FleetCor Technologies, Inc.*	16	1,230
Fortinet, Inc.*	44	790
Gartner, Inc.*	31	1,793
Genpact, Ltd. (Bermuda)	53	986
Global Payments, Inc.	2,685	124,584
Heartland Payment Systems, Inc.	3,341	109,885
IAC/InterActiveCorp.	2,666	125,489
Informatica Corp.*	26	856
International Business Machines Corp.	593	120,106
Intuit, Inc.	24	1,431
j2 Global, Inc.	4,892	199,104
Jack Henry & Associates, Inc.	43	1,995
Lender Processing Services, Inc.	5,630	156,176
Liquidity Services, Inc.*	4,437	145,977
Manhattan Associates, Inc.*	277	19,448
ManTech International Corp., Class A	6,625	176,821
MasterCard, Inc., Class A	53	29,305
MAXIMUS, Inc.	12	956
Mentor Graphics Corp.	78	1,424
MICROS Systems, Inc.*	3,411	144,661
Microsoft Corp.	6,455	213,660
MoneyGram International, Inc.*	15	248
Netscout Systems, Inc.*	5,551	126,618
NeuStar, Inc., Class A*	3,408	149,509
NIC, Inc.	78	1,314
OpenTable, Inc.*	16	886
Oracle Corp.	4,810	157,672
Paychex, Inc.	2,943	107,155
PTC, Inc.*	40	960
Rovi Corp.*	77	1,801
SAIC, Inc.	13,119	195,998
Sapient Corp.*	2,227	26,011
SolarWinds, Inc.*	19	966
Solera Holdings, Inc.	14	806

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
SS&C Technologies Holdings, Inc.*	33	$1,013
Symantec Corp.*	1,262	30,667
Synopsys, Inc.*	23	818
Syntel, Inc.	2,312	146,049
TeleTech Holdings, Inc.*	72	1,533
Teradata Corp.*	1,172	59,854
TIBCO Software, Inc.*	17	331
Total System Services, Inc.	3,837	90,630
Tyler Technologies, Inc.*	14	885
ValueClick, Inc.*	8,640	266,630
VeriFone Systems, Inc.*	549	11,793
Verint Systems, Inc.*	37	1,222
VeriSign, Inc.*	97	4,469
Visa, Inc., Class A	61	10,276
Western Union Co. (The)	10,788	159,770
Yahoo!, Inc.*	58	1,434

		5,005,119

Technology Hardware & Equipment — 7.5%
ADTRAN, Inc.	1,323	27,783
Amphenol Corp., Class A	19	1,435
Anixter International, Inc.	484	34,722
Apple, Inc.	446	197,466
ARRIS Group, Inc.*	69	1,139
Arrow Electronics, Inc.*	2,161	84,776
Avnet, Inc.*	97	3,177
AVX Corp.	6,417	72,576
Brocade Communications Systems, Inc.*	22,368	130,182
Cisco Systems, Inc.	8,855	185,247
Cognex Corp.	887	35,214
Dell, Inc.	7,126	95,488
Diebold, Inc.	1,271	37,228
Dolby Laboratories, Inc., Class A	4,834	158,797
EMC Corp.*	6,689	150,034
F5 Networks, Inc.*	1,935	147,892
FLIR Systems, Inc.	2,674	65,005
Harris Corp.	3,957	182,813
Hewlett-Packard Co.	8,365	172,319
Ingram Micro, Inc., Class A*	36	641
InterDigital, Inc.	3,825	169,868
InvenSense, Inc.*	4,776	44,512
IPG Photonics Corp.	14	892
Itron, Inc.*	261	10,349
Jabil Circuit, Inc.	42	748

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Concluded)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Juniper Networks, Inc.*	201	$3,327
Lexmark International, Inc., Class A	157	4,759
Littelfuse, Inc.	998	69,680
Molex, Inc.	33	910
Motorola Solutions, Inc.	1,815	103,818
NCR Corp.*	3,666	99,972
NetApp, Inc.*	45	1,570
NETGEAR, Inc.*	4,370	130,182
Plantronics, Inc.	2,783	121,951
Plexus Corp.*	30	809
QLogic Corp.*	13,189	143,233
QUALCOMM, Inc.	2,008	123,733
Riverbed Technology, Inc.*	19	282
SanDisk Corp.*	472	24,752
Seagate Technology PLC (Ireland)	5,234	192,088
Synaptics, Inc.*	3,548	146,284
SYNNEX Corp.*	1,292	44,703
TE Connectivity, Ltd. (Switzerland)	64	2,787
Tech Data Corp.*	44	2,056
Ubiquiti Networks, Inc.	11,656	180,085
Vishay Intertechnology, Inc.*	153	2,148
Western Digital Corp.	2,693	148,869
Xerox Corp.	10,048	86,212
Zebra Technologies Corp., Class A*	2,238	104,403

		3,748,916

Telecommunication Services — 0.0%
AT&T, Inc.	20	749
Frontier Communications Corp.	186	774

		1,523

Transportation — 1.0%
Alaska Air Group, Inc.*	14	863
Allegiant Travel Co.	237	21,306
AMERCO	3	482
C.H. Robinson Worldwide, Inc.	1,003	59,568
Con-way, Inc.	27	913
CSX Corp.	39	959
Delta Air Lines, Inc.*	99	1,697
Expeditors International of Washington, Inc.	1,921	69,022

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
FedEx Corp.	9	$846
Heartland Express, Inc.	2,065	28,022
Hertz Global Holdings, Inc.*	20	482
Hub Group, Inc., Class A*	446	16,346
Knight Transportation, Inc.	95	1,484
Landstar System, Inc.	964	52,692
Norfolk Southern Corp.	12	929
Spirit Airlines, Inc.*	7,327	195,631
Swift Transportation Co.*	68	953
Union Pacific Corp.	6	888
United Parcel Service, Inc., Class B	443	38,027
US Airways Group, Inc.*	150	2,535
Werner Enterprises, Inc.	89	2,043

		495,688

Utilities — 0.0%
AES Corp.	25	346
Hawaiian Electric Industries, Inc.	14	396
SCANA Corp.	9	488
Southern Co. (The)	10	482

		1,712

TOTAL COMMON STOCKS (Cost $40,861,203)		48,630,098

EXCHANGE TRADED FUNDS — 2.8%
SPDR S&P 500 ETF Trust	8,853	1,413,647

TOTAL EXCHANGE TRADED FUNDS (Cost $1,317,645)		1,413,647

TOTAL INVESTMENTS - 99.8% (Cost $42,178,848)		50,043,745

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		85,753

NET ASSETS - 100.0%		$50,129,498

*	Non-income producing.

REIT Real Estate Investment Trust

SPDR Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — 96.4%
Automobiles & Components — 0.4%
TRW Automotive Holdings Corp.*	13,430	$806,740

Capital Goods — 10.8%
Brady Corp., Class A	2,104	71,284
Chicago Bridge & Iron Co. NV (Netherlands)	54,930	2,954,685
Crane Co.	3,294	177,316
EMCOR Group, Inc.	26,022	973,223
Fluor Corp.	56,063	3,194,470
Foster Wheeler AG (Switzerland)*	76,228	1,608,411
Gardner Denver, Inc.	2,024	151,982
General Dynamics Corp.	34,062	2,519,226
Jacobs Engineering Group, Inc.*	4,033	203,586
Joy Global, Inc.	8,647	488,728
Lockheed Martin Corp.	26,153	2,591,501
Northrop Grumman Corp.	51,184	3,876,676
Oshkosh Corp.*	11,846	465,074
Raytheon Co.	72,974	4,479,144

		23,755,306

Commercial & Professional Services — 4.9%
Deluxe Corp.	96,807	3,692,219
Dun & Bradstreet Corp. (The)	24,374	2,155,880
Herman Miller, Inc.	53,810	1,350,093
Pitney Bowes, Inc.	219,972	3,007,017
West Corp.	24,114	506,394

		10,711,603

Consumer Durables & Apparel — 7.2%
Coach, Inc.	56,190	3,307,343
Crocs, Inc.*	6,679	106,998
Garmin, Ltd. (Switzerland)	55,193	1,936,170
Iconix Brand Group, Inc.*	11,724	335,893
Steven Madden, Ltd.*	30,443	1,480,443
Sturm Ruger & Co., Inc.	58,416	2,994,988
Tempur-Pedic International, Inc.*	99,392	4,820,512
Tupperware Brands Corp.	9,559	767,588

		15,749,935

Consumer Services — 2.5%
Apollo Group, Inc., Class A*	115,059	2,113,634
Coinstar, Inc.*	3,011	159,011
Hillenbrand, Inc.	1,824	45,837
Weight Watchers International, Inc.	75,995	3,204,709

		5,523,191

Food, Beverage & Tobacco — 6.4%
Altria Group, Inc.	107,795	3,935,595

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Dr Pepper Snapple Group, Inc.	13,023	$635,913
Lorillard, Inc.	97,891	4,198,545
Reynolds American, Inc.	73,343	3,477,925
Vector Group, Ltd.	114,922	1,874,378

		14,122,356

Health Care Equipment & Services — 9.0%
AmerisourceBergen Corp.	49,665	2,687,870
Cardinal Health, Inc.	6,294	278,321
Chemed Corp.	49,202	4,015,867
CR Bard, Inc.	7,112	706,648
Globus Medical, Inc., Class A*	6,823	103,846
Laboratory Corp. of America Holdings*	18,888	1,763,384
MEDNAX, Inc.*	33,217	2,947,344
Medtronic, Inc.	36,021	1,681,460
Quality Systems, Inc.	39,991	714,639
Quest Diagnostics, Inc.	31,981	1,801,490
Select Medical Holdings Corp.	50,168	413,886
Stryker Corp.	21,964	1,440,399
Varian Medical Systems, Inc.*	18,417	1,199,683

		19,754,837

Household & Personal Products — 0.7%
Prestige Brands Holdings, Inc.*	37,235	1,003,483
Revlon, Inc., Class A*	29,316	567,265

		1,570,748

Media — 6.8%
Gannett Co., Inc.	33,783	681,065
Interpublic Group of Cos., Inc. (The)	149,089	2,063,392
John Wiley & Sons, Inc., Class A	16,916	645,684
McGraw-Hill Cos., Inc. (The)	53,015	2,868,642
Meredith Corp.	44,739	1,736,769
Omnicom Group, Inc.	26,814	1,602,673
Starz-Liberty Capital*	67,663	1,581,961
Valassis Communications, Inc.	130,935	3,355,864
Viacom, Inc., Class B	7,190	460,088

		14,996,138

Pharmaceuticals, Biotechnology & Life Sciences — 13.5%
AbbVie, Inc.	34,739	1,599,731
Cubist Pharmaceuticals, Inc.*	24,844	1,140,836
Endo Health Solutions, Inc.*	119,921	4,393,905
Myriad Genetics, Inc.*	146,986	4,093,560
PDL BioPharma, Inc.	534,430	4,136,488
Questcor Pharmaceuticals, Inc.	76,007	2,336,455

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments (Concluded)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
United Therapeutics Corp.*	58,490	$3,905,962
ViroPharma, Inc.*	131,572	3,585,337
Warner Chilcott PLC, Class A (Ireland)	307,438	4,420,958

		29,613,232

Retailing — 8.5%
Advance Auto Parts, Inc.	3,066	257,176
American Eagle Outfitters, Inc.	83,318	1,620,535
Bed Bath & Beyond, Inc.*	1,665	114,552
Buckle, Inc. (The)	60,186	2,922,030
Express, Inc.*	151,669	2,761,892
GameStop Corp., Class A	135,595	4,732,266
Gap, Inc. (The)	21,670	823,243
L Brands, Inc.	14,358	723,787
Ross Stores, Inc.	10,847	716,661
Select Comfort Corp.*	136,343	2,893,198
Staples, Inc.	10,418	137,934
TJX Cos., Inc.	17,417	849,427

		18,552,701

Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	12,312	541,605
KLA-Tencor Corp.	37,175	2,016,744
NVIDIA Corp.	174,251	2,399,436
Teradyne, Inc.*	7,514	123,530

		5,081,315

Software & Services — 13.9%
Accenture PLC, Class A (Ireland)	25,043	2,039,502
Activision Blizzard, Inc.	174,616	2,610,509
Amdocs Ltd. (Channel Islands)	22,988	820,672
Booz Allen Hamilton Holding Corp.	137,508	2,088,747
Broadridge Financial Solutions, Inc.	9,763	245,832
CA, Inc.	77,120	2,079,926
CACI International, Inc., Class A*	33,952	1,985,852
Fair Isaac Corp.	14,724	685,844
j2 Global, Inc.	75,554	3,075,048
Lender Processing Services, Inc.	10,259	284,585
ManTech International Corp., Class A	59,054	1,576,151
MICROS Systems, Inc.*	15,110	640,815
Microsoft Corp.	99,374	3,289,279
NeuStar, Inc., Class A*	3,931	172,453

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Oracle Corp.	58,078	$1,903,797
SAIC, Inc.	164,050	2,450,907
Syntel, Inc.	1,897	119,833
ValueClick, Inc.*	95,710	2,953,611
Western Union Co. (The)	99,988	1,480,822

		30,504,185

Technology Hardware & Equipment — 8.0%
ADTRAN, Inc.	6,760	141,960
Apple, Inc.	6,679	2,957,127
Cisco Systems, Inc.	131,688	2,754,913
Dolby Laboratories, Inc., Class A	47,016	1,544,476
EMC Corp.*	24,765	555,479
F5 Networks, Inc.*	7,367	563,060
Harris Corp.	30,866	1,426,009
Hewlett-Packard Co.	48,946	1,008,288
InterDigital, Inc.	37,350	1,658,714
Plantronics, Inc.	11,093	486,095
QLogic Corp.*	14,725	159,914
Seagate Technology PLC (Ireland)	70,191	2,576,010
Ubiquiti Networks, Inc.	102,668	1,586,221
Western Digital Corp.	402	22,223

		17,440,489

Transportation — 1.5%
Spirit Airlines, Inc.*	118,210	3,156,207

TOTAL COMMON STOCKS (Cost $174,498,447)		211,338,983

EXCHANGE TRADED FUNDS — 3.4%
SPDR S&P 500 ETF Trust	46,942	7,495,699

TOTAL EXCHANGE TRADED FUNDS (Cost $7,383,949)		7,495,699

TOTAL INVESTMENTS - 99.8% (Cost $181,882,396)		218,834,682

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		510,694

NET ASSETS - 100.0%		$219,345,376

*	Non-income producing.

SPDR Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — 94.4%
Australia — 6.5%
APN News & Media, Ltd.	6,556	$2,855
David Jones, Ltd.	17,187	53,097
Flight Centre, Ltd.	1,553	61,453
Iluka Resources, Ltd.	3,988	37,002
JB Hi-Fi, Ltd.	3,664	60,775
Metcash, Ltd.	12,071	51,182
Monadelphous Group, Ltd.	2,392	51,902
Myer Holdings, Ltd.	17,982	59,841
OZ Minerals, Ltd.	5,805	25,878
Primary Health Care, Ltd.	10,967	59,917
Resolute Mining, Ltd.	29,763	29,467
Rio Tinto, Ltd.	868	50,212
Seven Group Holdings Ltd.	6,006	57,843
Seven West Media, Ltd.	27,284	56,571
Sonic Healthcare, Ltd.	1,034	14,214
Telstra Corp., Ltd.	11,604	59,909
WorleyParsons, Ltd.	1,989	46,952

		779,070

Belgium — 2.2%
Belgacom SA	1,608	37,059
Colruyt SA	419	21,148
Delhaize Group SA	729	45,708
Mobistar SA	2,137	50,967
NV Bekaert SA	1,660	53,451
Nyrstar	1,564	7,600
Solvay SA	295	43,240
UCB SA	41	2,423

		261,596

Brazil — 3.7%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Pref. Shares	676	37,119
Cia Hering	564	11,487
Cyrela Brazil Realty SA Empreendimentos e Participacoes	6,396	57,766
Diagnosticos da America SA	47	259
EcoRodovias Infraestrutura e Logistica SA	760	6,579
Even Construtora e Incorporadora SA	10,400	48,758
Fibria Celulose SA*	2,422	25,760
Hypermarcas SA*	6,264	50,031
Localiza Rent a Car SA	1,441	25,604
Marcopolo SA, Pref. shares	7	47
Natura Cosmeticos SA	694	17,392

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Brazil — (Continued)
Santos Brasil Participacoes SA (Units)	3,665	$57,024
Telefonica Brasil SA, Pref. shares	2,100	55,755
Tim Participacoes SA	5,788	24,185
Totvs SA	75	1,410
Usinas Siderurgicas de Minas Gerais SA, Pref. shares*	4,600	22,761

		441,937

Canada — 8.7%
Agnico-Eagle Mines, Ltd.	138	4,456
Agrium, Inc.	303	27,775
Aimia, Inc.	1,896	29,923
Alamos Gold, Inc.	3,908	54,579
Astral Media, Inc., Class A	737	35,846
Aurizon Mines, Ltd.*	679	2,933
BCE, Inc.	409	19,166
Bell Aliant, Inc. (Units)	945	25,270
Canadian National Railway Co.	192	18,812
Canadian Oil Sands, Ltd.	983	19,310
Canadian Tire Corp., Ltd., Class A	507	37,341
Capstone Mining Corp.*	1,343	2,719
Celestica, Inc.*	4,915	42,466
CGI Group, Inc., Class A*	685	21,687
Cineplex, Inc.	417	14,172
Corus Entertainment, Inc., Class B	1,533	37,646
Dollarama, Inc.	94	6,886
Domtar Corp.	516	35,867
Empire Co., Ltd., Class A	176	11,967
Endeavour Silver Corp.*	9	47
Gildan Activewear, Inc.	367	14,764
Jean Coutu Group PJC, Inc. (The), Class A	2,069	34,399
Just Energy Group, Inc. (Units)	47	315
Loblaw Cos., Ltd.	444	18,841
Lundin Mining Corp.*	1,364	5,361
Magna International, Inc.	115	6,920
Manitoba Telecom Services, Inc.	1,066	34,558
Methanex Corp.	698	29,584
Metro, Inc., Class A	469	31,805
North West Co., Inc. (The)	295	7,443
Open Text Corp.*	216	14,124
Potash Corp. of Saskatchewan, Inc.	100	4,209
Research In Motion, Ltd.*	2,841	46,280
Ritchie Bros Auctioneers, Inc.	713	14,438

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Canada — (Continued)
Rogers Communications, Inc., Class B	435	$21,459
Russel Metals, Inc.	2	54
Saputo, Inc.	524	26,979
SEMAFO, Inc.	395	749
Shaw Communications, Inc., Class B	1,561	35,545
ShawCor Ltd.	1,091	43,826
Sherritt International Corp.	7,269	33,984
Shoppers Drug Mart Corp.	795	35,605
Silver Standard Resources, Inc.*	18	129
Stantec, Inc.	564	24,117
Teck Resources, Ltd., Class B	458	12,169
TELUS Corp.	614	22,093
Thomson Reuters Corp.	326	10,918
Tim Hortons, Inc.	383	20,751
Transcontinental, Inc., Class A	433	5,574
Westjet Airlines, Ltd.	1,300	31,847
Yellow Media Ltd.*	66	567

		1,038,275

China — 1.8%
Beijing Capital International Airport Co. Ltd., Class H	28,000	19,413
China BlueChemical Ltd., Class H	8,000	4,876
China Molybdenum Co. Ltd., Class H	86,000	33,247
Dongfeng Motor Group Co., Ltd., Class H	20,000	29,793
Harbin Electric Co., Ltd., Class H	14,000	10,734
Jiangsu Expressway Co., Ltd., Class H	54,000	59,148
Zhejiang Expressway Co., Ltd., Class H	72,000	56,597

		213,808

Denmark — 0.8%
Carlsberg A/S, Class B	76	7,055
Coloplast A/S, Class B	132	7,182
DSV A/S	1,065	26,808
H Lundbeck A/S	1,445	28,894
TDC A/S	3,837	31,124

		101,063

Finland — 1.4%
Amer Sports OYJ	292	4,968
Elisa OYJ	1,118	21,202
Metso OYJ	628	25,796
Nokian Renkaat OYJ	1	43

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Finland — (Continued)
Orion OYJ, Class B	1,014	$29,111
Outotec OYJ	1,972	28,775
Sanoma OYJ	1,442	11,736
Tieto OYJ	816	17,474
UPM-Kymmene OYJ	3,247	33,953

		173,058

France — 7.7%
Alstom SA	870	35,701
Altran Technologies SA*	5,550	43,708
Arkema SA	395	37,007
Atos	381	26,518
BioMerieux	75	7,130
Bouygues SA	941	26,260
Cap Gemini SA	952	43,787
Cie Generale des Etablissements Michelin	524	44,255
Compagnie de St-Gobain	1,117	44,800
Danone SA	113	8,633
Eiffage SA	138	6,108
France Telecom SA, SP ADR	3,318	35,403
GDF Suez	1,781	38,231
Ipsen SA	56	2,000
JCDecaux SA	629	17,288
Legrand SA	894	41,661
Metropole Television SA	3,154	52,793
Neopost SA	595	39,136
PagesJaunes Groupe*	13,620	28,700
Plastic Omnium SA	102	4,980
PPR	22	4,840
Publicis Groupe SA	448	31,163
Rexel SA	197	4,334
Safran SA	148	7,268
Sanofi, ADR	44	2,347
Schneider Electric SA	257	19,597
SEB SA	410	29,719
Societe BIC SA	94	10,031
Societe Television Francaise 1	4,252	44,982
Sodexo	131	10,940
Technicolor SA*	8,868	36,788
Teleperformance SA	430	18,925
Thales SA	212	9,208
Total SA	137	6,905
Valeo SA	810	47,043
Vinci SA	627	30,189

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
France — (Continued)
Vivendi SA	937	$21,218
Zodiac Aerospace	1	125

		919,721

Germany — 4.1%
Aurubis AG	643	40,401
Axel Springer AG	383	16,141
BASF SE	390	36,425
Bayer AG, Reg. shares	205	21,387
Bilfinger Berger SE	26	2,606
Continental AG	199	23,629
Deutsche Telekom AG, Reg. shares	2,244	26,544
Draegerwerk AG & Co. KGaA, Pref.shares	307	37,847
Fielmann AG	53	5,113
Freenet AG	643	16,013
Fresenius Medical Care AG & Co. KGaA	4	276
Gildemeister AG	1,920	43,276
Henkel AG & Co. KGaA, Pref. shares	340	32,060
Merck KGaA	180	27,403
Pfeiffer Vacuum Technology AG	270	32,798
ProSiebenSat.1 Media AG, Pref. shares	880	33,701
Puma SE	98	30,355
SAP AG, SP ADR	50	3,992
Siemens AG, SP ADR	3	314
SMA Solar Technology AG	615	15,227
Software AG	1,192	41,670
United Internet AG, Reg. shares	113	3,098
Vossloh AG	20	2,186
Wincor Nixdorf AG	4	210

		492,672

Greece — 0.5%
OPAP SA	5,427	53,532

Hong Kong — 1.3%
China Mobile, Ltd., SP ADR	1,136	62,753
CNOOC, Ltd	14,000	26,123
Foxconn International Holdings Ltd.*	171,000	66,107

		154,983

Ireland — 0.1%
UBM PLC.	506	5,753

Italy — 3.0%
Amplifon SpA	1,454	7,487

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Italy — (Continued)
Ansaldo STS SpA	3,602	$37,167
Atlantia SpA	402	7,184
Buzzi Unicem SpA	281	4,296
Danieli & C. Officine Meccaniche SpA	2,031	51,783
DiaSorin SpA	1,091	40,920
Eni SpA	1,899	45,416
Gruppo Editoriale L’espresso SpA*	8,277	8,649
Indesit Co. SpA	303	2,380
Lottomatica SpA	1,819	46,378
Prysmian SPA	1,659	33,493
Recordati SpA	2,804	28,914
Telecom Italia SpA, SP ADR	5,664	47,238

		361,305

Japan — 19.4%
Alfresa Holdings Corp.	1,000	59,394
Daihatsu Motor Co., Ltd.	2,000	39,637
Daito Trust Construction Co., Ltd.	600	58,101
Dena Co., Ltd.	2,000	57,014
Dowa Holdings Co., Ltd.	8,000	57,281
Ebara Corp.	10,000	41,853
Gree, Inc.	4,800	61,499
Hakuhodo DY Holdings, Inc.	730	60,131
Horiba, Ltd.	1,600	57,774
House Foods Corp.	3,000	52,254
IT Holdings Corp.	700	10,512
Japan Tobacco, Inc.	800	30,241
JGC Corp.	1,000	29,594
Kobayashi Pharmaceutical Co., Ltd.	300	16,372
Koito Manufacturing Co., Ltd.	3,000	57,917
Konami Corp.	2,900	66,100
Kuraray Co., Ltd.	3,600	54,618
Kurita Water Industries, Ltd.	2,900	59,467
KYORIN Holdings, Inc.	2,200	58,766
Lintec Corp.	3,300	60,018
Matsumotokiyoshi Holdings Co., Ltd.	2,100	60,015
Mitsubishi Tanabe Pharma Corp.	3,800	57,730
Mitsui Engineering & Shipbuilding Co., Ltd.	32,000	59,086
Nippon Shokubai Co. Ltd.	6,000	58,840
Nippon Television Holdings, Inc.	2,800	49,431
NTT DoCoMo, Inc., SP ADR	3,669	60,795
Obic Co., Ltd.	220	57,976
Oracle Corp. Japan	400	17,131
Otsuka Corp.	500	51,649

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Point, Inc.	420	$20,422
Ryohin Keikaku Co., Ltd.	600	56,624
Sankyo Co., Ltd.	1,200	54,655
Shimamura Co., Ltd.	400	50,510
Shionogi & Co., Ltd.	2,500	61,497
SKY Perfect JSAT Holdings, Inc.	123	61,825
Sundrug Co., Ltd.	1,300	57,075
Taisei Corp.	17,000	56,675
Toagosei Co., Ltd.	12,000	51,700
Toho Holdings Co., Ltd.	2,500	57,214
Tokai Rika Co., Ltd.	3,100	62,709
Toshiba Plant Systems & Services Corp.	4,000	54,080
Toyo Suisan Kaisha, Ltd.	1,000	33,954
Trend Micro, Inc.	700	19,603
Tsuruha Holdings, Inc.	600	58,347
USS Co., Ltd.	480	61,499
Yahoo Japan Corp.	50	25,004
Yamatake Corp.	900	19,406

		2,323,995

Luxemburg — 0.9%
ArcelorMittal	2,353	28,794
Millicom International Cellular SA	236	19,347
Oriflame Cosmetics SA, SDR	1,230	44,542
Tenaris SA, ADR	295	13,125

		105,808

Mexico — 2.1%
Alfa SAB de CV, Class A	12,219	28,368
America Movil SAB de CV, ADR, Class L	1,698	36,303
Arca Continental SAB de CV	1,634	13,372
Cemex SAB de CV, SP ADR*	2,424	27,273
Coca-Cola Femsa SAB de CV, SP ADR	30	4,841
Fomento Economico Mexicano SAB de CV, SP ADR	5	567
Grupo Aeroportuario del Sureste Sab de CV, ADR	78	9,681
Grupo Bimbo SAB de CV, Class A	2,828	9,211
Grupo Mexico SAB de CV, Class B	6,540	23,478
Grupo Modelo SAB de CV, Class C	2,819	25,636
Grupo Televisa SA, SP ADR	308	7,799
Industrias Penoles SAB de CV	231	9,701

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Mexico — (Continued)
Kimberly-Clark de Mexico SAB de CV, Class A	4,310	$15,093
Telefonos de Mexico SAB de CV, Class L	36,540	30,770
Wal-Mart de Mexico Sab de CV	1,034	3,280

		245,373

Netherlands — 1.9%
Arcadis NV	177	4,896
ASML Holding NV, Reg. shares	1	74
CSM	743	16,625
Heineken NV	10	706
Koninklijke Ahold NV	656	10,350
Koninklijke Boskalis Westminster NV	174	7,247
Koninklijke KPN NV	7,993	16,663
Koninklijke Philips Electronics NV	491	13,560
Nutreco NV	110	10,440
Royal Imtech NV	1,724	19,162
STMicroelectronics NV	6,373	55,402
TNT Express NV	4,635	35,611
TomTom NV*	3,703	16,683
Wolters Kluwer NV	1,027	22,722

		230,141

New Zealand — 1.0%
Sky Network Television, Ltd	11,784	57,776
Telecom Corp. of New Zealand, Ltd.	27,971	62,456

		120,232

Norway — 1.5%
Kvaerner ASA	1,888	3,179
Norsk Hydro ASA	10,663	49,926
Orkla ASA	100	900
Renewable Energy Corp. ASA*	62,853	17,396
Statoil ASA	1,674	40,845
Telenor ASA	1,027	23,081
Yara International ASA	1,005	47,056

		182,383

Singapore — 1.0%
Flextronics International, Ltd.*	8,585	61,383
Singapore Post, Ltd.	58,000	60,745

		122,128

South Korea — 1.0%
KT&G Corp.	837	60,269
LG Display Co., Ltd.*	530	14,413

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
South Korea — (Continued)
Samsung Heavy Industries Co., Ltd.	1,570	$49,967

		124,649

Spain — 2.5%
Acerinox SA	4,081	43,952
ACS Actividades de Construccion y
Servicios SA	342	8,794
Amadeus IT Holding SA, Class A	586	17,298
Antena 3 de Television SA	387	2,355
Construcciones y Auxiliar de Ferrocarriles SA	91	35,953
Distribuidora Internacional de Alimentacion SA	2,042	15,839
Ebro Foods SA	1,816	37,237
Fomento de Construcciones y Contratas SA	4,487	46,511
Indra Sistemas SA	289	3,886
Prosegur Cia de Seguridad SA, Reg.shares	233	1,301
Repsol SA	1,130	26,489
Tecnicas Reunidas SA	352	17,045
Telefonica SA	2,318	34,007
Zardoya Otis SA	503	7,028

		297,695

Sweden — 3.5%
Assa Abloy AB, Class B	144	5,735
Atlas Copco AB, Class A	702	18,479
Autoliv, Inc.	486	37,140
Axfood AB	345	15,171
Boliden AB	1,536	24,316
Electrolux AB, Class B	1,699	48,104
Husqvarna AB, Class B	7,574	43,473
Modern Times Group AB, Class B	1,161	49,657
Sandvik AB	2,019	28,613
Securitas AB, Class B	2,610	25,572
SKF AB, Class B	1,215	28,270
SSAB AB, Class A	6,921	50,457
Swedish Match AB	538	18,661
Tele2 AB, Class B	891	15,274
Telefonaktiebolaget LM Ericsson, SP ADR	1,139	14,021

		422,943

Switzerland — 3.0%
Actelion, Ltd., Reg. shares*	797	48,730
Adecco SA, Reg. Shares	592	31,663

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Switzerland — (Continued)
EMS-Chemie Holding AG, Reg.shares	3	$867
Flughafen Zuerich AG, Reg. shares	9	4,378
Forbo Holding AG, Reg. shares	66	42,590
Geberit AG, Reg. shares	35	8,549
Holcim, Ltd., Reg. shares	93	7,247
Kaba Holding AG, Reg. shares, Class B	76	29,753
Kuoni Reisen Holding AG, Reg.shares, Class B	14	4,269
Nobel Biocare Holding AG, Reg.shares*	4,789	53,566
OC Oerlikon Corp. AG, Reg. shares*	2,700	31,216
Roche Holding AG, SP ADR	348	21,722
Sika AG, Bearer shares	2	4,830
Straumann Holding AG, Reg. shares	206	27,007
Sulzer AG, Reg. shares	140	23,880
Swisscom AG, Reg. shares	45	21,188

		361,455

Taiwan — 2.5%
Asustek Computer, Inc.	3,000	34,919
China Airlines, Ltd.*	3,000	1,144
Chunghwa Telecom Co., Ltd., ADR	9	290
Kinsus Interconnect Technology Corp.	2,000	6,980
LITE-ON IT Corp.	11,109	12,215
Lite-On Technology Corp.	33,000	59,376
Novatek Microelectronics Corp.	12,000	58,552
Phison Electronics Corp.	7,000	55,147
Realtek Semiconductor Corp.	23,000	66,244
Taiwan Mobile Co., Ltd.	1,000	3,643
Unimicron Technology Corp.	5,000	5,269
Yageo Corp.	1,000	316

		304,095

United Kingdom — 12.3%
African Barrick Gold, Ltd.	12	33
Alent PLC*	4,516	23,795
AMEC PLC	2,488	39,150
Associated British Foods PLC	438	13,165
AstraZeneca PLC, SP ADR	867	45,015
Bodycote PLC	5,081	40,844
British American Tobacco PLC, SP ADR	103	11,435
British Sky Broadcasting Group PLC	1,726	22,628

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Britvic PLC	1,791	$12,241
Cable & Wireless Communications PLC	50,105	32,907
Cobham PLC	11,043	42,970
Compass Group PLC	120	1,579
Daily Mail & General Trust PLC, Class A	603	6,444
Darty PLC	16,436	12,510
Debenhams PLC	29,157	37,682
Delphi Automotive PLC	210	9,704
Dixons Retail PLC*	47,052	25,654
Electrocomponents PLC	10,082	37,649
Elementis PLC	193	791
Fenner PLC	5,408	29,536
Firstgroup PLC	9,596	31,466
Fresnillo PLC	5	89
GlaxoSmithKline PLC, SP ADR	350	18,074
Halfords Group PLC	9,672	51,803
Hays PLC	21,062	30,557
Homeserve PLC	10,202	33,184
IMI PLC	553	10,643
Imperial Tobacco Group PLC	800	28,582
Inchcape PLC	5,539	43,106
Intercontinental Hotels Group PLC, ADR	285	8,422
ITV PLC	13,350	26,108
Johnson Matthey PLC	367	13,802
Kingfisher PLC	7,141	34,731
Ladbrokes PLC	14,598	42,948
Marks & Spencer Group PLC	1,622	10,295
Michael Page International PLC	1,886	10,916
Micro Focus International PLC	4,796	49,881
Mitie Group PLC	3,609	15,484
Morgan Crucible Co. PLC	7,620	30,953
Next PLC	381	25,798
Pace PLC	11,284	43,522
Premier Farnell PLC	12,789	42,016
QinetiQ Group PLC	14,109	41,509
Reckitt Benckiser Group PLC	126	9,191
Reed Elsevier PLC	68	794
Rexam PLC	4,170	33,456
Rolls-Royce Holdings C Entitlement Shares	13,148	20
Royal Dutch Shell PLC, ADR	519	36,221

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Sage Group PLC (The)	4,738	$24,839
Senior PLC	4,954	19,623
Serco Group PLC	1,341	12,884
Smith & Nephew PLC, SP ADR	387	22,113
Smiths Group PLC	864	16,776
Spectris PLC	284	9,308
Spirax-Sarco Engineering PLC	323	13,160
Spirent Communications PLC	21,000	42,570
Tesco PLC	323	1,837
Travis Perkins PLC	256	5,702
Ultra Electronics Holdings PLC	431	11,047
Vesuvius PLC	7,338	39,667
Vodafone Group PLC, SP ADR	866	26,491
William Hill PLC	3,244	21,466
WPP PLC	271	4,480
WS Atkins PLC	1,831	25,626

		1,466,892

TOTAL COMMON STOCKS (Cost $10,417,424)		11,304,562

RIGHTS — 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, subscription Price @ BRL 101.41, Expires: 05/21/2013*	1	3
Koninklijke Kpn NV, subscription Price @ EUR 1.06, Expires 05/14/2013*	7,993	10,737

TOTAL RIGHTS (Cost $27,365)		10,740

WARRANTS — 0.0%
Yellow Media, Ltd., strike price @ CAD 28.16, Expires 12/20/22*	38	88

TOTAL WARRANTS (Cost $80)		88

EXCHANGE TRADED FUNDS — 3.0%
iShares MSCI EAFE Index Fund	5,769	357,332

TOTAL EXCHANGE TRADED FUNDS (Cost $341,786)		357,332

TOTAL INVESTMENTS - 97.5% (Cost $10,786,655)		11,672,722

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%		296,678

NET ASSETS - 100.0%		$11,969,400

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Concluded)

April 30, 2013

ADR	American Depositary Receipt
BRL	Brazilian Real
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
SP ADR	Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 98.1%
Australia — 5.1%
David Jones, Ltd.	80,383	$248,332
Flight Centre, Ltd.	6,806	269,319
JB Hi-Fi, Ltd.	11,701	194,087
Metcash, Ltd.	94,598	401,105
Myer Holdings, Ltd.	2,535	8,436
OZ Minerals, Ltd.	8,590	38,293
Resolute Mining, Ltd.	41,548	41,135
Seven Group Holdings Ltd.	8,714	83,924
Telstra Corp., Ltd.	71,244	367,816

		1,652,447

Belgium — 4.3%
Belgacom SA	22,357	515,254
Delhaize Group SA	3,699	231,927
Mobistar SA	22,917	546,570
Solvay SA	724	106,121

		1,399,872

Brazil — 3.9%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Pref. Shares	2,600	142,764
Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,265	47,551
Even Construtora e Incorporadora SA	20,500	96,109
Santos Brasil Participacoes SA (Units)	22,055	343,157
Telefonica Brasil SA, Pref. shares	20,400	541,621
Tim Participacoes SA	27,300	114,071

		1,285,273

Canada — 8.3%
Agrium, Inc.	3,004	275,368
Alamos Gold, Inc.	9,457	132,075
Astral Media, Inc., Class A	9,938	483,361
Canadian Tire Corp., Ltd., Class A	2,188	161,148
Celestica, Inc.*	37,650	325,295
Corus Entertainment, Inc., Class B	3,730	91,598
Domtar Corp.	7,315	508,466
Metro, Inc., Class A	4,585	310,931
Shaw Communications, Inc., Class B	2,132	48,546
ShawCor Ltd.	541	21,732
Westjet Airlines, Ltd.	14,584	357,271

		2,715,791

China — 0.8%
Harbin Electric Co., Ltd., Class H	72,000	55,205

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Zhejiang Expressway Co., Ltd., Class H	264,000	$207,522

		262,727

France — 5.8%
Alstom SA	1,819	74,645
Altran Technologies SA*	11,348	89,370
Arkema SA	1,510	141,469
Cap Gemini SA	9,854	453,230
Legrand SA	1,283	59,788
Metropole Television SA	23,368	391,144
Societe Television Francaise 1	11,579	122,495
Teleperformance SA	5,179	227,941
Valeo SA	5,503	319,601

		1,879,683

Germany — 3.7%
Aurubis AG	8,245	518,047
BASF SE	335	31,288
Draegerwerk AG & Co. KGaA, Pref. shares	1,431	176,413
SMA Solar Technology AG	2,215	54,840
Software AG	11,761	411,146

		1,191,734

Greece — 1.2%
OPAP SA	41,022	404,639

Hong Kong — 2.1%
China Mobile, Ltd., SP ADR	1,803	99,598
CNOOC, Ltd.	236,000	440,363
Shougang Fushan Resources Group, Ltd.	404,000	157,744

		697,705

Italy — 6.6%
Ansaldo STS SpA	41,532	428,540
Danieli & C. Officine Meccaniche SpA	15,704	400,392
DiaSorin SpA	12,972	486,538
Eni SpA	23,077	551,905
Gruppo Editoriale L’espresso SpA*	15,858	16,572
Recordati SpA	24,419	251,802

		2,135,749

Japan — 22.4%
Alfresa Holdings Corp.	2,600	154,424
Chiyoda Corp.	8,000	81,982
CyberAgent, Inc.	29	56,730
Daihatsu Motor Co., Ltd.	12,000	237,821

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Daito Trust Construction Co., Ltd.	4,300	$416,392
Dena Co., Ltd.	11,800	336,381
Gree, Inc.	31,000	397,179
Hakuhodo DY Holdings, Inc.	3,370	277,592
JGC Corp.	7,000	207,160
Koito Manufacturing Co., Ltd.	24,000	463,333
Kurita Water Industries, Ltd.	17,500	358,850
KYORIN Holdings, Inc.	4,300	114,861
Lintec Corp.	9,400	170,962
Matsumotokiyoshi Holdings Co., Ltd.	5,100	145,752
Mitsubishi Tanabe Pharma Corp.	15,300	232,439
Mitsui Engineering & Shipbuilding Co., Ltd.	191,000	352,670
Nippon Television Holdings, Inc.	1,700	30,012
NTT DoCoMo, Inc., SP ADR	24,083	399,055
Obic Co., Ltd.	1,440	379,480
Otsuka Corp.	1,600	165,277
Point, Inc.	4,820	234,362
Sankyo Co., Ltd.	9,100	414,464
Shimamura Co., Ltd.	2,500	315,690
SKY Perfect JSAT Holdings, Inc.	147	73,888
Toagosei Co., Ltd.	12,000	51,700
Toho Holdings Co., Ltd.	13,700	313,532
Toshiba Plant Systems & Services Corp.	23,000	310,961
Tsuruha Holdings, Inc.	6,000	583,474

		7,276,423

Luxemburg — 1.2%
Oriflame Cosmetics SA, SDR	11,072	400,953

Mexico — 1.7%
America Movil SAB de CV, ADR, Class L	8,703	186,070
Grupo Mexico SAB de CV, Class B	103,589	371,877

		557,947

Norway — 1.4%
Statoil ASA	5,941	144,958
Yara International ASA	6,843	320,404

		465,362

Singapore — 2.0%
Flextronics International, Ltd.*	89,618	640,769

South Korea — 3.2%
KT&G Corp.	7,295	525,282

	Number of Shares	Value
COMMON STOCKS — (Continued)
South Korea — (Continued)
Samsung Heavy Industries Co., Ltd.	16,430	$522,902

		1,048,184

Spain — 0.5%
Construcciones y Auxiliar de Ferrocarriles SA	416	164,355

Sweden — 4.6%
Autoliv, Inc.	7,106	543,041
Electrolux AB, Class B	19,623	555,592
Modern Times Group AB, Class B	7,882	337,120
Sandvik AB	3,396	48,128

		1,483,881

Switzerland — 3.2%
Actelion, Ltd., Reg. shares*	7,686	469,939
Forbo Holding AG, Reg. shares	487	314,261
Nobel Biocare Holding AG, Reg. shares*	22,164	247,909

		1,032,109

Taiwan — 2.7%
Foxconn Technology Co., Ltd.	163,000	430,255
LITE-ON IT Corp.	56,560	62,191
Lite-On Technology Corp.	93,000	167,332
Phison Electronics Corp.	26,000	204,832

		864,610

United Kingdom — 13.4%
Alent PLC*	24,520	129,195
AMEC PLC	21,539	338,926
AstraZeneca PLC, SP ADR	11,735	609,281
Bodycote PLC	29,057	233,577
Cobham PLC	39	152
Fenner PLC	4,664	25,473
Halfords Group PLC	65,610	351,404
Hays PLC	89,132	129,315
Homeserve PLC	21,218	69,016
Inchcape PLC	69,470	540,635
Ladbrokes PLC	39,227	115,408
Micro Focus International PLC	39,145	407,093
Morgan Crucible Co. PLC	3,798	15,428
Premier Farnell PLC	9,458	31,073
QinetiQ Group PLC	153,014	450,174
Royal Dutch Shell PLC, ADR	7,830	546,456
Spirent Communications PLC	23,400	47,435
Vesuvius PLC	54,920	296,879

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Concluded)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
WS Atkins PLC	1,055	$14,765

		4,351,685

TOTAL COMMON STOCKS (Cost $29,601,556)		31,911,898

RIGHTS — 0.0%
Brazil — 0.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, subscription price @ BRL 101.41, Expires: 05/21/2013*	3	9

TOTAL RIGHTS (Cost $ — )		9

Value
TOTAL INVESTMENTS - 98.1%
(Cost $29,601,556)	$31,911,907

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%	607,922

NET ASSETS - 100.0%	$32,519,829

*	Non-income producing.

ADR	American Depositary Receipt
BRL	Brazilian Real
SDR	Swedish Depository Receipt
SP ADR	Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities

April 30, 2013

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Assets
Investments, at value†	$50,043,745	$218,834,682	$11,672,722	$31,911,907
Cash	220,811	730,605	74,109	117,709
Foreign currency, at value††	—	—	204,723	344,698
Receivable for investments sold	488,652	935,810	86,561	—
Receivable for capital shares sold	10,350	1,190,067	25,000	101,380
Dividends and interest receivable	23,566	129,050	57,976	110,909
Receivable from Investment Adviser	—	—	7,106	—
Prepaid expenses and other assets	12,033	28,321	10,054	11,527

Total assets	50,799,157	221,848,535	12,138,251	32,598,130

Liabilities
Payable for investments purchased	572,040	2,129,392	25,055	—
Payable for capital shares redeemed	14,005	131,984	78,851	9,351
Payable to Adviser	24,272	148,661	—	7,106
Payable for distribution fees	10,017	32,051	2,611	4,765
Payable for audit fees	24,272	24,068	31,553	26,791
Payable for legal fees	174	738	51	84
Payable for transfer agent fees	3,786	7,656	3,257	6,780
Payable for administration and accounting	10,637	10,449	13,749	8,015
Payable for custodian fees	6,979	6,297	11,888	10,953
Accrued expenses	3,477	11,863	1,836	4,456

Total liabilities	669,659	2,503,159	168,851	78,301

Net Assets	$50,129,498	$219,345,376	$11,969,400	$32,519,829

Net Assets Consisted of:
Capital stock, $0.01 par value	$35,745	$155,222	$11,324	$34,331
Paid-in capital	41,301,758	180,356,351	11,791,284	32,489,034
Accumulated net investment income	184,749	2,854,711	233,445	384,381
Accumulated net realized gain (loss) from investments and foreign currency transactions	742,349	(973,194)	(954,359)	(2,700,865)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	7,864,897	36,952,286	887,706	2,312,948

Net Assets	$50,129,498	$219,345,376	$11,969,400	$32,519,829

† Investments, at cost	$42,178,848	$181,882,396	$10,786,655	$29,601,556

†† Foreign currency, at cost	$—	$—	$202,426	$340,398

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities (Concluded)

April 30, 2013

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Class A:
Net assets	$50,129,498	$163,239,398	$11,969,400	$23,495,950

Shares outstanding	3,574,525	11,552,845	1,132,414	2,480,854

Net asset value, offering and redemption price per share	$14.02	$14.13	$10.57	$9.47

Class I
Net assets	$—	$56,105,978	$—	$9,023,879

Shares outstanding	—	3,969,360	—	952,215

Net asset value, offering and redemption price per share	$—	$14.13	$—	$9.48

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Operations

For the Year Ended April 30, 2013

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Investment Income
Dividends	$933,726	$5,599,411	$441,796	$1,005,347
Less: foreign taxes withheld	(277)	(1,353)	(42,511)	(89,729)
Interest	83	376	35	108

Total investment income	933,532	5,598,434	399,320	915,726

Expenses
Advisory fees (Note 2)	310,072	1,603,705	103,063	246,969
Distribution fees (Class A) (Note 2)	103,357	364,032	30,313	53,889
Administration and accounting fees	82,505	101,648	93,803	70,277
Transfer agent fees (Note 2)	35,551	86,331	33,784	73,571
Registration and filing fees	26,720	53,925	24,967	29,192
Audit fees	24,695	24,209	38,643	28,939
Custodian fees (Note 2)	23,443	30,486	40,938	56,937
Legal fees	12,025	57,440	3,552	7,435
Printing and shareholder reporting fees	8,735	44,360	2,499	5,763
Trustees’ and officers’ fees (Note 2)	8,635	39,339	2,603	5,311
Other expenses	8,244	27,825	3,860	5,574

Total expenses before waivers and reimbursements	643,982	2,433,300	378,025	583,857

Less: waivers and reimbursements
(Note 2)	(127,196)	—	(214,337)	(218,007)
Plus: Net expenses recouped (Note 2)	—	6,114	—	—

Net expenses after waivers and reimbursements	516,786	2,439,414	163,688	365,850

Net investment income	416,746	3,159,020	235,632	549,876

Net realized and unrealized gain (loss) from investments:
Net realized gain (loss) on investments	942,143	(370,193)	301,691	(1,336,968)
Net realized loss on foreign currency transactions	—	—	(7,837)	(11,304)
Net change in unrealized appreciation on investments	5,138,301	28,852,241	1,101,533	4,034,969
Net change in unrealized loss on foreign currency translations	—	—	(732)	(4,403)

Net realized and unrealized gain on investments	6,080,444	28,482,048	1,394,655	2,682,294

Net increase in net assets resulting from operations	$6,497,190	$31,641,068	$1,630,287	$3,232,170

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

	Formula Investing		Formula Investing
	U.S. Value		U.S. Value
	1000 Fund		Select Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2013	April 30, 2012	April 30, 2013	April 30, 2012
Increase (Decrease) in net assets from operations:
Net investment income	$416,746	$123,152	$3,159,020	$397,491
Net realized gain (loss) from investments and foreign currency transactions	942,143	(66,275)	(370,193)	5,842,865
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	5,138,301	1,896,194	28,852,241	6,932,501

Net increase (decrease) in net assets resulting from operations	6,497,190	1,953,071	31,641,068	13,172,857

Less Dividends and Distributions to Shareholders from:
Net investment income
Class A	(293,489)	(71,187)	(224,119)	(302,797)
Class I	—	—	(174,891)	(4,624)
Net realized capital gains
Class A	(138,893)	(44,294)	(3,574,314)	(1,777,474)
Class I	—	—	(1,087,107)	(19,106)

Net decrease in net assets from dividends and distributions to shareholders	(432,382)	(115,481)	(5,060,431)	(2,104,001)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	4,975,875	22,966,420	18,463,545	142,467,736

Total increase (decrease) in net assets	11,040,683	24,804,010	45,044,182	153,536,592

Net assets
Beginning of Year	39,088,815	14,284,805	174,301,194	20,764,602

End of Year	$50,129,498	$39,088,815	$219,345,376	$174,301,194

Accumulated net investment income, end of Year	$184,749	$64,725	$2,854,711	$94,727

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

Formula Investing		Formula Investing
International		International
Value 400 Fund		Value Select Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
April 30, 2013	April 30, 2012	April 30, 2013	April 30, 2012

$235,632	$216,715	$549,876	$411,202

293,854	(1,243,988)	(1,348,272)	(1,327,620)

1,100,801	(557,518)	4,030,566	(1,942,130)

1,630,287	(1,584,791)	3,232,170	(2,858,548)

(222,125)	(34,341)	(489,617)	(29,769)
—	—	(91,442)	(6,661)
—	(174,923)	—	(205,654)
—	—	—	(23,765)

(222,125)	(209,264)	(581,059)	(265,849)

(1,537,071)	5,769,084	5,954,541	15,696,155

(128,909)	3,975,029	8,605,652	12,571,758

12,098,309	8,123,280	23,914,177	11,342,419

$11,969,400	$12,098,309	$32,519,829	$23,914,177

$233,445	$219,894	$384,381	$391,961

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Financial Highlights

Contained below is per share operating performance data for each Class A and Class I Share outstanding (as applicable to each Fund), total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

						Dividends and
		Investment Activities				Distributions

	Net
	Asset					Distributions
	Value,			Net Realized	Total	from	Distribution
	Beginning of	Net Investment		and Unrealized Gain/(Loss) on	from Investment	Net Investment	from Capital	Total
	Year/Period	Income (Loss)(1)		Investments	Operations	Income	Gains	Distributions
Formula Investing U.S. Value 1000 Fund
Class A Shares
5/1/2012-4/30/2013	$12.24	$0.13		$1.78	$1.91	$(0.09)	$(0.04)	$(0.13)
5/1/2011-4/30/2012	$11.85	$0.04		$0.37	$0.41	$(0.02)	$(0.01)	$(0.03)
11/3/2010*-4/30/2011	$10.00	$0.02		$1.83	$1.85	$—	$—	$—

Formula Investing U.S. Value Select Fund
Class A Shares
5/1/2012-4/30/2013	$12.42	$0.20		$1.84	$2.04	$(0.02)	$(0.31)	$(0.33)
5/1/2011-4/30/2012	$11.78	$0.04		$0.81	$0.85	$(0.03)	$(0.19)	$(0.22)
11/3/2010*-4/30/2011	$10.00	$(0.00	)(4)	$1.78	$1.78	$—	$—	$—

Class I Shares
5/1/2012-4/30/2013	$12.42	$0.24		$1.83	$2.07	$(0.05)	$(0.31)	$(0.36)
12/13/2011*-4/30/2012	$10.99	$0.02		$1.64	$1.66	$(0.05)	$(0.19)	$(0.24)

Formula Investing International Value 400 Fund
Class A Shares
5/1/2012-4/30/2013	$9.36	$0.18		$1.21	$1.39	$(0.18)	$—	$(0.18)
5/1/2011-4/30/2012	$11.03	$0.19		$(1.70)	$(1.51)	$(0.03)	$(0.14)	$(0.17)
12/17/2010*-4/30/2011	$10.00	$0.08		$0.95	$1.03	$—	$—	$—

Formula Investing International Value Select Fund
Class A Shares
5/1/2012-4/30/2013	$8.64	$0.18		$0.85	$1.03	$(0.20)	$—	$(0.20)
5/1/2011-4/30/2012	$10.83	$0.21		$(2.28)	$(2.07)	$(0.02)	$(0.11)	$(0.13)
12/17/2010*-4/30/2011	$10.00	$0.07		$0.76	$0.83	$—	$—	$—

Class I Shares
5/1/2012-4/30/2013	$8.64	$0.19		$0.87	$1.06	$(0.22)	$—	$(0.22)
6/30/2011*-4/30/2012	$10.24	$0.16		$(1.62)	$(1.46)	$(0.03)	$(0.11)	$(0.14)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Amount is less than $0.005 per share.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Financial Highlights (Concluded)

							Ratio
							of Expenses
							to Average
							Net Assets		Ratio of
		Net					Excluding		Net
		Asset		Net	Ratio		Fee Waivers,		Investment
		Value,		Assets,	of Expenses		Reductions of		Income (Loss)		Portfolio
Redemption		End	Total	End	to Average		Expenses and/or		to Average		Turnover
Fees		of Year/Period	Return(2)	of Year/Period	Net Assets		Recoupment(3)		Net Assets		Rate

$0.00	(4)	$14.02	15.76%	$ 50,129	1.25%		1.56%		1.01%		111%
$0.01		$12.24	3.67%	$ 39,089	1.25%		2.14%		0.40%		183%
$0.00	(4)	$11.85	18.50%	$ 14,285	1.25	%(5)	6.53	%(5)	0.31	%(5)	171	%(6)

$0.00	(4)	$14.13	16.78%	$163,239	1.35%		1.35%		1.62%		101%
$0.01		$12.42	7.63%	$142,250	1.35%		1.52%		0.39%		187%
$0.00	(4)	$11.78	17.80%	$ 20,765	1.35	%(5)	4.38	%(5)	(0.06	)%(5)	174	%(6)

$0.00	(4)	$14.13	17.06%	$ 56,106	1.10%		1.10%		1.87%		101%
$0.01		$12.42	15.51%	$ 32,051	1.10	%(5)	1.20	%(5)	0.53	%(5)	187	%(6)

$0.00	(4)	$10.57	15.04%	$ 11,969	1.35%		3.12%		1.94%		101%
$0.01		$ 9.36	(13.36)%	$ 12,098	1.35%		5.28%		2.00%		174%
$0.00	(4)	$11.03	10.30%	$ 8,123	1.35	%(5)	7.00	%(5)	2.04	%(5)	147	%(6)

$0.00	(4)	$ 9.47	12.07%	$ 23,496	1.45%		2.29%		2.11%		160%
$0.01		$ 8.64	(18.95)%	$ 21,409	1.45%		2.90%		2.36%		171%
$0.00	(4)	$10.83	8.30%	$ 11,342	1.45	%(5)	5.55	%(5)	1.96	%(5)	220	%(6)

$0.00	(4)	$ 9.48	12.44%	$ 9,024	1.20%		2.02%		2.15%		160%
$0.00	(4)	$ 8.64	(14.12)%	$ 2,505	1.20	%(5)	2.72	%(5)	2.18	%(5)	171	%(6)

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Formula Investing Funds (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund commenced investment operations on November 3, 2010. The Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced investment operations on December 17, 2010. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds offers separate classes of shares, Class A and Class I Shares. As of April 30, 2013, Class I Shares had not been issued for the Formula Investing U.S. Value 1000 Fund and the Formula Investing International Value 400 Fund. The Formula Investing U.S. Value Select Fund and Formula Investing International Value Select Fund currently offer Class A and Class I Shares.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Funds’ investments carried at fair value:

			Level 2
			Other	Level 3
		Level 1	Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Funds	04/30/13	Price	Inputs	Inputs
Formula Investing U.S. Value 1000 Fund:
Investments in Securities*	$50,043,745	$50,043,745	$—	$—

Formula Investing U.S. Value Select Fund:
Investments in Securities*	$218,834,682	$218,834,682	$—	$—

Formula Investing International Value 400 Fund:
Common Stocks
Mexico	$245,373	$214,603	$—	$30,770
United Kingdom	1,466,892	1,466,872	—	20
All other Countries*	9,592,297	9,592,297	—	—
Rights	10,740	—	10,740	—
Warrants	88	—	88	—
Exchange Traded Funds	357,332	357,332	—	—
Total Investments in Securities	$11,672,722	$11,631,104	$10,828	$30,790

Formula Investing International Value Fund: Investments in Securities*	$31,911,907	$31,911,907	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carry forwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against a Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Both the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which these two Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect both Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for both Funds is determined on the basis of U.S. dollars, both Funds

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of both Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of both Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC. (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as investment adviser, Gotham is entitled to the following advisory fees, as a percentage of each Fund’s average daily net assets:

Annual Advisory Fee
Formula Investing U.S. Value 1000 Fund	0.75%
Formula Investing U.S. Value Select Fund	0.85%
Formula Investing International Value 400 Fund	0.85%
Formula Investing International Value Select Fund	0.95%

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed the amounts listed below (on an annual basis) of a Fund’s average daily net assets (each an “Expense Limitation”):

Formula Investing U.S. Value 1000 Fund	1.00%
Formula Investing U.S. Value Select Fund	1.10%
Formula Investing International Value 400 Fund	1.10%
Formula Investing International Value Select Fund	1.20%

Each Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation. Each class of shares of the Funds pays its respective pro-rated portion of the advisory fee payable by the Funds.

At April 30, 2013, the amount of potential recoupment by the Adviser was as follows:

	Expiration April 30, 2014	Expiration April 30, 2015	Expiration April 30, 2016
Formula Investing U.S. Value 1000 Fund	$97,215	$277,886	$127,196
Formula Investing U.S. Value Select Fund	64,080	159,572	—
Formula Investing International Value 400 Fund	69,133	425,540	214,337
Formula Investing International Value Select Fund	50,226	254,352	218,007

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

For the year ended April 30, 2013, the Advisor recouped $6,114 of advisory fees for the Formula Investing U.S. Value Select Fund.

For the year ended April 30, 2013, the advisory fee and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Formula Investing U.S. Value 1000 Fund.	$310,072	$(127,196)	$182,876
Formula Investing U.S. Value Select Fund.	1,603,705	—	1,603,705
Formula Investing International Value 400 Fund	103,063	(214,337)	(111,274)
Formula Investing International Value Select Fund	246,969	(218,007)	28,962

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Funds terminate its agreement with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (“the Underwriter”), provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, each Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of each Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $36,870. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of a Fund were as follows:

	Purchases	Sales
Formula Investing U.S. Value 1000 Fund	$50,983,680	$45,983,263
Formula Investing U.S. Value Select Fund	207,167,273	190,578,765
Formula Investing International Value 400 Fund	12,154,151	13,755,074
Formula Investing International Value Select Fund	47,388,112	41,729,534

4. Capital Share Transactions

For the year ended April 30, 2013 and the fiscal year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Formula Investing U.S. Value 1000 Fund
Class A Shares
Sales	1,016,825	$12,728,011	3,159,230	$36,027,890
Reinvestments	33,245	416,891	10,758	112,199
Redemption Fees*	—	3,249	—	23,723
Redemptions	(669,235)	(8,172,276)	(1,182,246)	(13,197,392)

Net increase	380,835	$4,975,875	1,987,742	$22,966,420

Formula Investing U.S. Value Select Fund
Class A Shares
Sales	4,055,099	$50,725,419	13,952,881	$161,455,592
Reinvestments	281,943	3,544,028	176,711	1,897,812
Redemption Fees*	—	16,941	—	42,396
Redemptions	(4,238,905)	(52,902,434)	(4,438,170)	(52,160,945)

Net increase	98,137	$1,383,954	9,691,422	$111,234,855

Class I Shares**
Sales	2,212,869	$27,595,463	3,109,080	$37,744,268
Reinvestments	77,845	978,510	2,212	23,730
Redemption Fees*	—	4,653	—	9,945
Redemptions	(901,582)	(11,499,035)	(531,064)	(6,545,062)

Net increase	1,389,132	$17,079,591	2,580,228	$31,232,881

Formula Investing International Value 400 Fund
Class A Shares
Sales	317,853	$3,084,568	1,102,912	$10,672,158
Reinvestments	21,584	210,444	24,911	202,273
Redemption Fees*	—	646	—	10,147
Redemptions	(499,422)	(4,832,729)	(571,932)	(5,115,494)

Net increase (decrease)	(159,985)	$(1,537,071)	555,891	$5,769,084

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

	For the Year Ended		For the Year Ended
	April 30, 2013		April 30, 2012
	Shares	Amount	Shares	Amount
Formula Investing International Value Select Fund
Class A Shares
Sales	976,351	$8,370,780	2,305,016	$20,751,604
Reinvestments	52,474	470,168	30,326	229,523
Redemption Fees*	—	700	—	11,028
Redemptions	(1,025,164)	(8,878,633)	(905,414)	(8,094,029)

Net increase (decrease)	3,661	$(36,985)	1,429,928	$12,898,126

Class I Shares**
Sales	652,176	$5,900,075	285,823	$2,766,528
Reinvestments	10,206	91,442	4,019	30,426
Redemption Fees*	—	89	—	1,075
Redemptions	(9)	(80)	—	—

Net increase	662,373	$5,991,526	289,842	$2,798,029

*     There is 1.00% redemption fee that may be charged on shares redeemed which have been held 90 days or less. The redemption fees are retained by the Funds and are allocated to all classes in that Fund based on relative net assets.

**   Formula Investing U.S. Value Select Fund’s Class I Shares commenced operations on December13, 2011; Formula Investing International Value Select Fund’s Class I Shares commenced operations on June 30, 2011.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assts components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2013, primarily attributed to gains on Passive Foreign Investment Companies, income from trusts and partnerships, gains and losses on foreign currency transactions and re-designations of distributions were reclassified among the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Formula Investing U.S. Value 1000 Fund	$(3,233)	$3,233	$—
Formula Investing U.S. Value Select Fund	(26)	26	—
Formula Investing International Value 400 Fund	44	(44)	—
Formula Investing International Value Select Fund	23,603	(23,603)	—

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

The tax character of distributions paid by the Funds during the fiscal year ended April 30, 2013 and the fiscal year ended April 30, 2012 were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2013		April 30,2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Dividend	Dividend	Dividend	Dividend
Formula Investing U.S. Value 1000 Fund	$392,629	$39,753	$115,457	$24
Formula Investing U.S. Value Select Fund	5,060,431	—	2,104,001	—
Formula Investing International Value 400 Fund	222,125	—	209,264	—
Formula Investing International Value Select Fund	581,059	—	265,849	—

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

					Qualified
	Capital Loss	Undistributed	Undistributed	Unrealized	Late-Year
	Carryforward	Ordinary Income	Long-Term Gain	Appreciation	Losses
Formula Investing U.S. Value 1000 Fund	$—	$244,394	$932,561	$7,615,040	$—
Formula Investing U.S. Value Select Fund	—	2,854,711	167,106	35,811,986	—
Formula Investing International Value 400 Fund	(918,458)	233,880	—	851,370	—
Formula Investing International Value Select Fund	(2,613,278)	384,381	—	2,276,953	(51,592)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Formula Investing U.S. Value 1000 Fund	$42,428,705	$8,413,950	$(798,910)	$ 7,615,040
Formula Investing U.S. Value Select Fund	183,022,696	38,825,400	(3,013,414)	35,811,986
Formula Investing International Value 400 Fund	10,822,991	1,595,145	(745,414)	849,731
Formula Investing International Value Select Fund	29,637,551	3,530,297	(1,255,941)	2,274,356

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Concluded)

April 30, 2013

For the fiscal year ended April 30, 2013, the Funds deferred to May 1, 2013, the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Formula Investing U.S. Value 1000 Fund	$—	$—	$—
Formula Investing U.S. Value Select Fund	—	—	—
Formula Investing International Value 400 Fund	—	—	—
Formula Investing International Value Select Fund	—	—	51,592

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was April 30, 2012.

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of April 30, 2013:

	Post-Enactment
	Unlimited Period of Net
	Capital Loss Carryforward
	Short-Term	Long-Term
Formula Investing U.S. Value 1000 Fund.	$—	$—
Formula Investing U.S. Value Select Fund	—	—
Formula Investing International Value 400 Fund	884,710	33,748
Formula Investing International Value Select Fund	984,096	1,629,182

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FORMULA INVESTING FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund, and Formula Investing International Value Select Fund (collectively referred to as the “Formula Investing Funds” or the “Funds”) at April 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

FORMULA INVESTING FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the tax charachter of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gains Dividend
Formula Investing U.S. Value 1000 Fund	$ 392,629	$39,753
Formula Investing U.S. Value Select Fund	5,060,431	—
Formula Investing International Value 400 Fund	222,125	—
Formula Investing International Value Select Fund	581,059	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Funds designate the following percentages of ordinary income distributions as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Formula Investing U.S. Value 1000 Fund	100.00%
Formula Investing U.S. Value Select Fund	28.85%
Formula Investing International Value 400 Fund	100.00%
Formula Investing International Value Select Fund	100.00%

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is as follows:

Formula Investing U.S. Value 1000 Fund	100.00%
Formula Investing U.S. Value Select Fund	28.39%
Formula Investing International Value 400 Fund	0.43%
Formula Investing International Value Select Fund	1.06%

The percentage of ordinary income distributions designated as qualified short-term gain pursuant to the American Job Creation Act of 2004 is as follows:

Formula Investing U.S. Value 1000 Fund	100.00%
Formula Investing U.S. Value Select Fund	100.00%
Formula Investing International Value 400 Fund	—%
Formula Investing International Value Select Fund	—%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Formula Investing U.S. Value 1000 Fund	—%
Formula Investing U.S. Value Select Fund.	0.03%
Formula Investing International Value 400 Fund	0.01%
Formula Investing International Value Select Fund	—%

The Funds paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes Paid	Foreign Source Income
Formula Investing International Value 400 Fund	$38,435	$408,174
Formula Investing International Value Select Fund	75,541	905,688

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations there under.

FORMULA INVESTING FUNDS

Shareholder Tax Information

(Unaudited)

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FORMULA INVESTING FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

FORMULA INVESTING FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

FORMULA INVESTING FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is refered to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

FORMULA INVESTING FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

FORMULA INVESTING FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30Th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Gotham Asset Management

GOTHAM ABSOLUTE RETURN FUND

of

FundVantage Trust

Institutional Class Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Gotham Absolute Return Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Gotham Absolute Return Fund.

GOTHAM ABSOLUTE RETURN FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Shareholder,

Gotham Absolute Return Fund (GARIX) returned 14.67% from inception (August 31, 2012) through April 30, 2013. Over this period, the HFRX Equity Hedge Index, an index of equity hedge funds, was up 8.02%. The S&P 500 returned 15.21% during this same 8 month period. We are very pleased with our performance which was achieved while maintaining a 60% net long exposure since inception. In this, our first year-end letter, we will explain the logic behind our hedged strategy and what we hope to achieve for our investors going forward.

First, Gotham Absolute Return Fund is a long/short equity hedge fund available in the form of a mutual fund. We select our long and short stock portfolios primarily from the U.S. large and mid-cap range. Our process begins with a research effort that seeks to value all of the companies in our investment universe. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually.

For an individual stock, we believe the waiting period for the market to get it “right” is no more than 2 or 3 years in the vast majority of cases. For a group of stocks, we believe the average waiting period can often be much shorter. In other words, for us, there is a “true north” when it comes to the stock market. If we do a good job of analyzing and valuing companies, we believe the market will agree with us — even if it takes some time. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. Your Co-CIO’s have well over 50 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. Currently, we own over 300 stocks on the long side and are short over 300 stocks on the short side. Our positions are not equally weighted. Generally, the cheaper a company appears to us, the larger allocation it receives on the long side. For the short side, the more expensive a company appears relative to our assessment of value, the larger short allocation it receives. We manage our risks by requiring substantial portfolio diversification, setting maximum limits for sector concentration and by maintaining overall gross and net exposures within carefully defined ranges.

Since inception, we have maintained a long exposure of 120 percent, a short exposure of 60 percent and a “net long” exposure of 60% (120% long-60% short=60% net long). For each $100 invested in our fund, we buy $120 worth of the stocks we believe are the cheapest relative to our assessment of value. We sell short $60 worth of the stocks we believe are most expensive relative to our assessment of value. We end up with a net long position equal to 60% of equity. Although we have wide flexibility within our prospectus to react to special circumstances, in most market environments we will usually maintain a net long exposure between 50% and 60%.

One way to think about our strategy of maintaining a long exposure of 120% and a short exposure equal to 60% is the following: For each $100 invested in GARIX, you receive an investment in our long portfolio of $60 and then an additional investment that represents an added $60 invested in our long portfolio paired with $60 of short investments. So, $60 long plus a 60 by 60 long/short overlay. This is important to understand. In effect, GARIX seeks to achieve returns from two sources for each $100 invested in the strategy. The first potential source of returns is from the $60 investment in the stocks we feel are the cheapest. Our second potential source of profits is the “spread” between how much an additional

1

GOTHAM ABSOLUTE RETURN FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

investment of $60 in our long stock selections returns versus the returns of $60 of our short selections. Hopefully, if we invest effectively, our long selections will outperform those stocks that we have sold short and this will add to the returns we achieve from our 60% long exposure.

Since inception, the combination of returns from the portion of our portfolio that is 60% long plus the contribution of our 60 long versus 60 short “spread” has been quite satisfactory to us. As previously stated, GARIX has returned 14.67% for the first 8 months while maintaining a 60% net long exposure versus the S&P 500 Index’s 15.21% return with a 100% long exposure. Our hopes for GARIX are that we continue to achieve excellent returns from our long selections and that we continue to add value from our long/short spread. We also believe that our long/short spread returns will be largely uncorrelated with the market’s returns in many market environments. Since most of our shorts are high priced with many eating through cash or achieving poor returns on capital, we hope and expect that our long/short spreads will be particularly robust during poor market periods. This, we hope, will significantly help our spreads and add to overall returns in down markets.

Thank you for your investment in the Gotham Absolute Return Fund. We and our team will continue to work hard and we hope to achieve excellent returns for our investors for many years to come.

Sincerely,

Joel Greenblatt and Robert Goldstein

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future holdings of the Fund are subject to investment risk.

2

GOTHAM ABSOLUTE RETURN FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute Return Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Total Returns For the Period Ended April 30, 2013*
Since Inception
Institutional Class Shares	14.67%
HFRX Equity Hedge Index	8.02%**

*	The Fund commenced operations on August 31, 2012.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 2.00% fee to the value of shares redeemed within 365 days of purchase. Effective as of July 1, 2013, the Fund’s redemption fee will be reduced from 2.00% to 1.00% of the total amount redeemed and the holding period for the assessment of the redemption fee will be reduced from 365 days to 90 days. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 3.82% and 3.15%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. (HFRX) Equity Hedge Index. The Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an index.

3

GOTHAM ABSOLUTE RETURN FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

An investment in the Fund is subject to risk. The Fund seeks long-term capital appreciation and positive returns during most annual periods by investing in long and short positions of equity and equity-related securities, without limit on the market capitalization of the issuer. The potential loss on a short sale is in principle unlimited since there is no limit on the market appreciation of a shorted security. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

4

GOTHAM ABSOLUTE RETURN FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2012, and held for the entire period through April 30, 2013.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Gotham Absolute Return Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio*	Expenses Paid During Period*
Institutional Class Shares
Actual	$1,000.00	$1,139.80	2.25%	$11.94
Hypothetical (5% return before expenses)	1,000.00	1,013.64	2.25%	11.23

*

Expenses are equal to the Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended April 30, 2013, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line is based on the actual six month returns for the Institutional Class Shares of 13.98%. These amounts include dividends paid on securities which the Fund has sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 0.99% of average net assets for the period from August 31, 2012 to April 30, 2013.

5

GOTHAM ABSOLUTE RETURN FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by security type and industry group classifications of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Capital Goods.	17.9%	$9,596,048
Technology Hardware & Equipment	14.8	7,933,117
Health Care Equipment & Services	11.4	6,115,057
Retailing	11.0	5,929,960
Software & Services	9.8	5,282,859
Commercial & Professional Services	8.7	4,657,036
Food, Beverage & Tobacco	7.2	3,876,395
Consumer Durables & Apparel	5.2	2,782,338
Consumer Services	4.9	2,609,745
Media	4.6	2,492,616
Pharmaceuticals, Biotechnology & Life Sciences	4.6	2,468,928
Semiconductors & Semiconductor Equipment	4.0	2,131,162
Automobiles & Components	3.1	1,679,571
Household & Personal Products	2.7	1,472,259
Transportation	2.7	1,453,362
Telecommunications Services	1.6	845,973
Food & Staples Retailing	1.3	710,716
Exchange Traded Funds	1.4	748,101
Securities Sold Short	(56.3)	(30,233,059)
Other Assets in Excess of Liabilities	39.4	21,127,408

NET ASSETS	100.0%	$53,679,592

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

April 30, 2013

LONG POSITIONS - 116.9% COMMON STOCKS — 115.5%	Number of Shares	Value
Automobiles & Components — 3.1%
BorgWarner, Inc.*†	2,862	$223,723
Cooper Tire & Rubber Co.†	12,973	322,898
Dana Holding Corp.†	1,230	21,218
General Motors Co.*†	1,378	42,498
Gentex Corp.†	12,364	278,190
Goodyear Tire & Rubber Co.(The)*†	.26,588	332,217
Standard Motor Products, Inc.†	7,357	225,418
Superior Industries International, Inc.†	10,848	199,169
TRW Automotive Holdings Corp.*†	570	34,240

		1,679,571

Capital Goods — 17.9%
AAON, Inc.†	7,168	203,643
AAR Corp.†	20,453	365,291
AECOM Technology Corp.*†	14,255	414,393
Aegion Corp.*†	1,271	26,767
AGCO Corp.†	7,696	409,812
Albany International Corp., Class A†	2,859	83,054
Alliant Techsystems, Inc.†	518	38,518
Altra Holdings, Inc.†	9,110	242,782
Babcock & Wilcox Co. (The)†	8,828	240,122
Briggs & Stratton Corp.†	6,127	137,796
Carlisle Cos., Inc.†	2,541	164,835
CIRCOR International, Inc.†	370	17,512
Colfax Corp.*	2,475	115,508
Crane Co.†	5,157	277,601
Danaher Corp	1,143	69,654
Dover Corp.	2,675	184,522
Emerson Electric Co.†	2,848	158,092
EnerSys, Inc.*†	456	20,903
Federal Signal Corp.*†	22,245	172,621
Flowserve Corp.†	1,532	242,240
Fluor Corp.†	7,394	421,310
Foster Wheeler AG (Switzerland)*†	7,286	153,735
General Dynamics Corp.†	3,252	240,518
Graco, Inc.†	1,606	97,211
Hyster-Yale Materials Handling, Inc.†	.3,718	194,042
IDEX Corp†	4,694	244,229
II-VI, Inc.*	347	5,368
Illinois Tool Works, Inc.†	2,785	179,800
Jacobs Engineering Group, Inc.*	3,374	170,320
John Bean Technologies Corp.†	13,788	285,963
Joy Global, Inc.†	7,888	445,830
Kaydon Corp.†	16,531	394,099
Kennametal, Inc	4,220	168,758

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Lincoln Electric Holdings, Inc.†	7,669	$404,616
Lindsay Corp.†	5,403	415,058
Lockheed Martin Corp	111	10,999
MSC Industrial Direct Co., Inc., Class A	1,819	143,337
National Presto Industries, Inc	1,124	84,300
Nortek, Inc.*†	2,454	176,344
Northrop Grumman Corp.†	1,921	145,497
Oshkosh Corp.*†	450	17,667
Owens Corning*	1,214	51,061
Pall Corp.†	747	49,832
Raytheon Co.†	3,461	212,436
Rockwell Automation, Inc.†	1,600	135,648
Standex International Corp.†	250	13,225
Tennant Co.†	1,018	48,681
Terex Corp.*†	9,991	285,743
Thermon Group Holdings, Inc.*†	2,828	55,429
Trex Co., Inc.*†	7,243	352,589
Triumph Group, Inc.†	11	879
Valmont Industries, Inc.†	2,785	405,858

		9,596,048

Commercial & Professional Services — 8.7%
Brink’s Co. (The)	439	11,638
Deluxe Corp.†	5,063	193,103
G & K Services, Inc., Class A†	2,878	135,237
Herman Miller, Inc.†	11,883	298,144
Huron Consulting Group, Inc.*†	3,331	139,169
ICF International, Inc.*†	7,632	206,904
Insperity, Inc.†	10,445	288,595
Kelly Services, Inc., Class A	7,606	129,454
Kforce, Inc†	16,132	243,916
Knoll, Inc.†	17,804	277,030
Mine Safety Appliances Co.†	1,810	86,880
Navigant Consulting, Inc.*†	16,262	200,510
Performant Financial Corp.*†	28,956	281,742
Pitney Bowes, Inc.†	17,436	238,350
Quad/Graphics, Inc.†	4,475	93,528
Resources Connection, Inc.†	17,064	193,847
Robert Half International, Inc.†	8,119	266,466
RR Donnelley & Sons Co.†	17,439	214,674
Steelcase, Inc., Class A†	7,129	90,538
Sykes Enterprises, Inc.*†	14,477	222,801
Tetra Tech, Inc.*†	9,575	251,727
UniFirst Corp.†	3,039	276,701

The accompanying notes are an integral part of the financial statements.

7

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Viad Corp.	7,296	$190,061
West Corp.	6,001	126,021

		4,657,036

Consumer Durables & Apparel — 5.2%
Carter’s, Inc.*†	1,307	85,465
Columbia Sportswear Co.†	98	5,743
Crocs, Inc.*	18,476	295,986
Ethan Allen Interiors, Inc.	1,070	31,330
Fossil, Inc.*†	1,985	194,768
Garmin, Ltd. (Switzerland)†	3,574	125,376
G-III Apparel Group Ltd.*†	5,973	242,862
Hanesbrands, Inc.*†	7,351	368,726
Hasbro, Inc.†	2,388	113,120
LeapFrog Enterprises, Inc.*†	13,942	124,641
PVH Corp.†	1,694	195,506
Smith & Wesson Holding Corp.*†	38,457	337,652
Steven Madden, Ltd.*†	3,527	171,518
Sturm Ruger & Co., Inc.†	6,724	344,739
True Religion Apparel, Inc.†	5,355	144,906

		2,782,338

Consumer Services — 4.9%
American Public Education, Inc.*†	321	10,763
Apollo Group, Inc., Class A*†	9,838	180,724
Bally Technologies, Inc.*†	6,210	330,869
Bridgepoint Education, Inc.*†	14,707	158,541
Carnival Corp. (Panama)†	711	24,537
DeVry, Inc.	2,989	83,722
Education Management Corp.*†	9,254	52,470
International Game Technology†	11,680	197,976
International Speedway Corp., Class A	25	822
Interval Leisure Group, Inc.	5,687	108,394
Jack in the Box, Inc.*†	8,268	296,408
Regis Corp.†	3,619	67,856
Service Corp International	14,744	248,879
Sonic Corp.*†	17,695	221,718
Speedway Motorsports, Inc.†	660	11,900
Starwood Hotels & Resorts Worldwide, Inc.†	3,026	195,238
Steiner Leisure Ltd. (Bahamas)*†	1,113	53,903
Strayer Education, Inc.†	2,706	128,156
Weight Watchers International, Inc.†	5,617	236,869

		2,609,745

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — 1.3%
CVS Caremark Corp.†	1,789	$104,084
Kroger Co. (The)†	7,554	259,707
Rite Aid Corp.*†	98,512	261,057
Safeway, Inc.†	1,314	29,591
Village Super Market, Inc., Class A†	1,325	46,640
Wal-Mart Stores, Inc.	124	9,637

		710,716

Food, Beverage & Tobacco — 7.2%
Altria Group, Inc.†	11,056	403,655
Coca-Cola Bottling Co. Consolidated†	1,710	105,165
Coca-Cola Enterprises, Inc.†	9,866	361,392
Cott Corp. (Canada)†	637	6,975
Dean Foods Co.*†	17,486	334,682
Dr Pepper Snapple Group, Inc.†	334	16,309
Hillshire Brands Co.†	3,590	128,917
HJ Heinz Co.	2,332	168,883
Ingredion, Inc.†	4,938	355,585
JM Smucker Co. (The)†	2,858	295,031
Lancaster Colony Corp.	879	69,379
Lorillard, Inc.†	4,180	179,280
National Beverage Corp.	3,759	55,370
PepsiCo, Inc.	2,242	184,898
Pinnacle Foods, Inc.*	1,949	46,523
Reynolds American, Inc.†	3,726	176,687
Sanderson Farms, Inc.†	2,608	159,766
Universal Corp.†	8,091	465,637
Vector Group, Ltd.†	22,211	362,261

		3,876,395

Health Care Equipment & Services — 11.4%
AMN Healthcare Services, Inc.*†	21,522	295,497
ArthroCare Corp.*†	5,159	178,759
Bio-Reference Labs, Inc.*†	16,517	421,184
Cardinal Health, Inc.	997	44,087
CareFusion Corp.*†	11,434	382,353
Chemed Corp.†	3,561	290,649
CONMED Corp.†	2,003	62,754
Corvel Corp.*†	1,692	80,319
CR Bard, Inc.†	3,242	322,125
Cyberonics, Inc.*	381	16,543
Edwards Lifesciences Corp.*	2,116	134,980
HCA Holdings, Inc.†	4,885	194,863
Health Management Associates, Inc., Class A*	6,694	76,914

The accompanying notes are an integral part of the financial statements.

8

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HealthSouth Corp.*†	5,634	$154,935
Intuitive Surgical, Inc.*†	386	190,024
IPC The Hospitalist Co., Inc.*†	3,105	141,650
Masimo Corp.†	10,222	205,053
MEDNAX, Inc.*†	872	77,373
Medtronic, Inc.†	5,751	268,457
Meridian Bioscience, Inc.†	12,746	258,616
MWI Veterinary Supply, Inc.*	564	66,388
National Healthcare Corp.†	1,231	57,155
NuVasive, Inc.*†	11,757	246,544
Omnicare, Inc.†	2,081	91,085
Orthofix International NV (Netherlands)*†	12,077	391,295
Owens & Minor, Inc.†	1,527	49,734
Quality Systems, Inc.	10,368	185,276
Select Medical Holdings Corp.†	43,444	358,413
St Jude Medical, Inc.†	4,241	174,814
Stryker Corp.†	2,251	147,621
Thoratec Corp.*†	4,563	165,181
Universal Health Services, Inc., Class B†	357	23,773
Varian Medical Systems, Inc.*†	2,789	181,676
VCA Antech, Inc.*†	7,426	178,967

		6,115,057

Household & Personal Products — 2.7%
Clorox Co. (The)	2,438	210,278
Energizer Holdings, Inc.†	4,382	423,257
Inter Parfums, Inc.†	10,117	293,089
Kimberly-Clark Corp.	1,786	184,297
Prestige Brands Holdings, Inc.*†	4,482	120,790
Procter & Gamble Co. (The)	1,031	79,150
Revlon, Inc., Class A*†	8,341	161,398

		1,472,259

Media — 4.6%
Arbitron, Inc.†	6,629	309,508
Belo Corp., Class A†	17,324	185,713
CBS Corp., Class B, non-voting shares†	1,138	52,098
Cumulus Media, Inc., Class A*†	31,863	101,643
Gannett Co., Inc.†	10,813	217,990
Harte-Hanks, Inc.	892	7,074
John Wiley & Sons, Inc., Class A†	7,540	287,802
Meredith Corp.†	7,692	298,603
Morningstar, Inc.	618	40,794

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
New York Times Co. (The), Class A*†	33,411	$296,021
Regal Entertainment Group, Class A†	11,383	204,211
Time Warner Cable, Inc.	2,072	194,540
Valassis Communications, Inc.†	7,332	187,919
World Wrestling Entertainment, Inc., Class A†	11,841	108,700

		2,492,616

Pharmaceuticals, Biotechnology & Life Sciences — 4.6%
Alexion Pharmaceuticals, Inc.*	465	45,570
Amgen, Inc.†	20	2,084
Bruker Corp.*	3,401	60,436
Endo Health Solutions, Inc.*†	876	32,097
Mylan, Inc.*	5,687	165,549
PAREXEL International Corp.*†	2,241	91,769
PDL BioPharma, Inc.†	44,085	341,218
Pfizer, Inc.†	5,394	156,804
Questcor Pharmaceuticals, Inc.†	7,346	225,816
Santarus, Inc.*†	325	5,970
Techne Corp.†	5,959	382,210
United Therapeutics Corp.*†	7,524	502,453
Warner Chilcott PLC, Class A (Ireland)†	29,830	428,955
Waters Corp.*	303	27,997

		2,468,928

Retailing — 11.0%
Abercrombie & Fitch Co., Class A†	7,174	355,543
American Eagle Outfitters, Inc.†	17,874	347,649
ANN, Inc.*†	6,169	182,232
Big Lots, Inc.*†	4,042	147,210
Brown Shoe Co., Inc.†	18,647	315,321
Buckle, Inc. (The)†	6,054	293,922
Cato Corp. (The), Class A†	8,995	215,970
Chico’s FAS, Inc.†	11,264	205,793
Childrens Place Retail Stores, Inc. (The)*†	5,629	275,371
Dick’s Sporting Goods, Inc.	1,695	81,530
Dillard’s, Inc., Class A†	2,566	211,464
Express, Inc.*†	14,351	261,332
Foot Locker, Inc.†	2,380	82,991
Francesca’s Holdings Corp.*†	872	24,904
GameStop Corp., Class A†	5,509	192,264
Gap, Inc. (The)†	1,226	46,576
Guess?, Inc.†	5,398	149,417
Hibbett Sports, Inc.*†	3,384	185,612

The accompanying notes are an integral part of the financial statements.

9

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Jos A Bank Clothiers, Inc.*†	4,250	$185,640
L Brands, Inc.†	3,915	197,355
Lithia Motors, Inc., Class A	3,196	158,266
Macy’s, Inc.†	2,651	118,235
Men’s Wearhouse, Inc. (The)†	9,549	319,892
Nordstrom, Inc.†	475	26,880
Office Depot, Inc.*†	32,422	125,149
OfficeMax, Inc.†	26,403	303,899
O’Reilly Automotive, Inc.*†	305	32,733
Pep Boys-Manny Moe & Jack (The)*	22,391	259,736
PetSmart, Inc.†	3,366	229,696
Staples, Inc.†	13,474	178,396
TJX Cos., Inc.†	2,642	128,850
Urban Outfitters, Inc.*†	2,175	90,132

		5,929,960

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Energy Industries, Inc.*†	17,672	300,071
Atmel Corp.*†	1,147	7,421
Cabot Microelectronics Corp.*	4,367	146,338
Cirrus Logic, Inc.*	7,346	141,851
Entegris, Inc.*†	1,574	14,922
First Solar, Inc.*†	9,224	429,469
Freescale Semiconductor Ltd.*†	10,715	165,868
KLA-Tencor Corp.	4,681	253,944
Marvell Technology Group, Ltd. (Bermuda)†	30,500	328,180
NVIDIA Corp.†	9,107	125,403
Ultratech, Inc.*†	7,387	217,695

		2,131,162

Software & Services — 9.8%
Activision Blizzard, Inc.†	24,652	368,547
Advent Software, Inc.*	833	24,190
Booz Allen Hamilton Holding Corp.†	17,142	260,387
Broadridge Financial Solutions, Inc.†	1,021	25,709
CA Inc†	7,984	215,328
CACI International, Inc., Class A*†	3,649	213,430
Cadence Design Systems, Inc.*†	21,758	300,260
Cognizant Technology Solutions Corp., Class A*†	3,533	228,938
Computer Sciences Corp.†	8,394	393,259
CoreLogic, Inc.*†	11,283	307,800
CSG Systems International, Inc.*†	2,125	45,921
Dice Holdings, Inc.*	5,389	45,483
EPIQ Systems, Inc.	3,579	49,999

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Fortinet, Inc.*†	7,510	$134,880
Global Payments, Inc.†	219	10,162
Heartland Payment Systems, Inc.†	3,815	125,475
iGATE Corp.*†	18,071	301,605
International Business Machines Corp.†	77	15,596
Lender Processing Services, Inc.†	8,991	249,410
MICROS Systems, Inc.*†	3,287	139,402
Microsoft Corp.†	4,241	140,377
Netscout Systems, Inc.*	10,794	246,211
NeuStar, Inc., Class A*†	5,533	242,733
Oracle Corp.†	7,287	238,868
PTC, Inc.*	1,145	27,491
SAIC, Inc.†	20,603	307,809
Syntel, Inc.†	4,750	300,058
TIBCO Software, Inc.*†	2,805	54,445
Total System Services, Inc.	686	16,203
VeriSign, Inc.*†	1,654	76,200
Western Union Co. (The)†	11,930	176,683

		5,282,859

Technology Hardware & Equipment — 14.8%
ADTRAN, Inc.	354	7,434
Aeroflex Holding Corp.*†	7,357	54,736
Anixter International, Inc.†	3,540	253,960
Apple, Inc.†	893	395,376
Arrow Electronics, Inc.*†	2,035	79,833
Avnet, Inc.*†	8,417	275,657
AVX Corp.†	442	4,999
Benchmark Electronics, Inc.*†	21,094	376,317
Brocade Communications Systems, Inc.*†	56,426	328,399
Cisco Systems, Inc.†	7,640	159,829
Cognex Corp.†	5,368	213,110
Cray, Inc.*†	16,020	338,983
EMC Corp.*†	10,789	241,997
Emulex Corp.*†	32,941	197,646
F5 Networks, Inc.*†	4,259	325,515
Fabrinet ( Cayman Islands)*†	14,345	196,957
Faro Technologies, Inc.*	1,179	45,733
Harris Corp.†	7,769	358,928
Hewlett-Packard Co.†	15,188	312,873
Jabil Circuit, Inc.†	13,124	233,607
Littelfuse, Inc.†	490	34,212
Loral Space & Communications, Inc.†	378	23,255

The accompanying notes are an integral part of the financial statements.

10

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
NCR Corp.*†	6,455	$176,028
NETGEAR, Inc.*†	10,239	305,020
Newport Corp.*†	15,214	230,492
Park Electrochemical Corp.†	5,335	127,346
QLogic Corp.*†	31,400	341,004
QUALCOMM, Inc.	578	35,616
SanDisk Corp.*	2,604	136,554
Sanmina Corp.*†	21,875	276,062
ScanSource, Inc.*†	12,868	372,786
Seagate Technology PLC (Ireland)†	7,048	258,662
SYNNEX Corp*†	8,913	308,390
Vishay Intertechnology, Inc.*†	11,025	154,791
Western Digital Corp.	6,474	357,883
Xerox Corp.†	23,962	205,594
Zebra Technologies Corp., Class A*†	4,020	187,533

		7,933,117

Telecommunication Services — 1.6%
Atlantic Tele-Network, Inc.†	5,729	290,861
Frontier Communications Corp.†	41,453	172,444
Vonage Holdings Corp.*†	43,497	132,666
Windstream Corp.†	29,343	250,002

		845,973

Transportation — 2.7%
Con-way, Inc.	1,897	64,119
Expeditors International of Washington, Inc.	1,313	47,176
Heartland Express, Inc.†	2,186	29,664
Hub Group, Inc., Class A*	622	22,796
Knight Transportation, Inc.	20,481	319,913
Landstar System, Inc.	2,560	139,930
Matson, Inc.†	13,843	325,864
Saia, Inc.*	610	24,961
Swift Transportation Co.*†	5,454	76,465
United Parcel Service, Inc., Class B†	1,074	92,192
Werner Enterprises, Inc.†	13,514	310,282

		1,453,362

TOTAL COMMON STOCKS (Cost $59,170,793)		62,037,142

EXCHANGE TRADED FUNDS — 1.4%
SPDR S&P 500 ETF Trust	4,685	748,101

TOTAL EXCHANGE TRADED FUNDS (Cost $747,599)		748,101

	Number of Shares	Value
TOTAL LONG POSITIONS - 116.9% (Cost $59,918,392)		$62,785,243

SHORT POSITIONS - (56.3)%
COMMON STOCKS — (56.3)%
Automobiles & Components — (1.3)%
Allison Transmission Holdings, Inc.	(688)	(15,693)
American Axle & Manufacturing Holdings, Inc.*	(12,784)	(170,922)
Dorman Products, Inc.	(189)	(7,133)
Federal-Mogul Corp.*	(18,073)	(135,186)
Lear Corp.	(1,641)	(94,817)
Thor Industries, Inc.	(1,417)	(52,557)
WABCO Holdings, Inc.*	(633)	(45,722)
Winnebago Industries, Inc.*	(9,385)	(171,933)

		(693,963)

Capital Goods — (10.3)%
Acuity Brands, Inc.	(974)	(71,063)
American Railcar Industries, Inc.	(3,209)	(114,593)
American Woodmark Corp.*	(3,968)	(133,523)
Apogee Enterprises, Inc.	(1,198)	(30,525)
Applied Industrial Technologies, Inc.	(1,643)	(69,417)
Armstrong World Industries, Inc.*	(1,226)	(62,575)
Astec Industries, Inc.	(3,161)	(103,776)
Barnes Group, Inc.	(432)	(11,997)
Beacon Roofing Supply, Inc.*	(4,847)	(184,816)
Belden, Inc.	(275)	(13,590)
Blount International, Inc.*	(10,425)	(144,803)
Brady Corp., Class A	(3,524)	(119,393)
CAI International, Inc.*	(4,007)	(102,138)
Chart Industries, Inc.*	(2,351)	(199,388)
Cummins, Inc.	(750)	(79,792)
DXP Enterprises, Inc.*	(1,141)	(76,310)
Eaton Corp. PLC (Ireland)	(3,404)	(209,040)
Encore Wire Corp.	(3,185)	(104,309)
EnPro Industries, Inc.*	(404)	(19,909)
ESCO Technologies, Inc.	(2,417)	(86,939)
Fastenal Co.	(1,191)	(58,419)
Fortune Brands Home & Security, Inc.*	(3,829)	(139,337)
Franklin Electric Co., Inc.	(5,261)	(170,299)
General Cable Corp.*	(3,465)	(119,473)
Gibraltar Industries, Inc.*	(4,499)	(84,131)
Gorman-Rupp Co. (The)	(2,788)	(78,761)
GrafTech International Ltd.*	(659)	(4,732)
Griffon Corp.	(422)	(4,347)

The accompanying notes are an integral part of the financial statements.

11

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Harsco Corp.	(6,587)	$(143,794)
Hubbell, Inc., Class B	(487)	(46,733)
ITT Corp.	(1,764)	(48,686)
Lennox International, Inc.	(2,013)	(124,806)
Middleby Corp.*	(156)	(23,334)
MRC Global, Inc.*	(320)	(9,584)
Mueller Industries, Inc.	(1,529)	(79,172)
Mueller Water Products, Inc., Class A	(4,942)	(29,257)
Nordson Corp.	(1,321)	(91,796)
Pentair, Ltd., Registered Shares (Switzerland)	(3,305)	(179,627)
Powell Industries, Inc.*	(1,199)	(59,039)
Proto Labs, Inc.*	(509)	(26,000)
Quanex Building Products Corp.	(385)	(6,264)
RBC Bearings, Inc.*	(2,109)	(101,443)
Rush Enterprises, Inc., Class A*	(6,335)	(145,008)
Simpson Manufacturing Co., Inc.	(6,791)	(195,173)
SPX Corp.	(494)	(36,808)
Stanley Black & Decker, Inc.	(2,760)	(206,476)
Textainer Group Holdings Ltd., (Bermuda)	(4,620)	(178,655)
Titan Machinery, Inc.*	(4,215)	(95,090)
Toro Co. (The)	(2,465)	(110,950)
Trimas Corp.*	(6,194)	(188,917)
Tyco International Ltd., (Switzerland)	(1,594)	(51,199)
United Rentals, Inc.*	(3,014)	(158,567)
Universal Forest Products, Inc.	(3,964)	(153,010)
USG Corp.*	(2,964)	(77,034)
Wabash National Corp.*	(2,221)	(20,944)
Wabtec Corp.	(587)	(61,600)
Watsco, Inc.	(1,429)	(120,579)
WESCO International, Inc.*	(753)	(53,983)
Xylem, Inc.	(4,438)	(123,154)

		(5,544,077)

Commercial & Professional Services — (4.8)%
ABM Industries, Inc.	(7,810)	(176,116)
Acacia Research Corp.	(7,433)	(177,054)
ACCO Brands Corp.*	(25,934)	(175,054)
Advisory Board Co. (The)*	(3,341)	(164,210)
Clean Harbors, Inc.*	(3,357)	(191,248)
Copart, Inc.*	(4,545)	(160,211)
Corporate Executive Board Co. (The)	(622)	(35,056)
Covanta Holding Corp.	(10,712)	(214,241)
Dun & Bradstreet Corp. (The)	(318)	(28,127)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
HNI Corp.	(57)	$(1,963)
IHS, Inc., Class A*	(389)	(37,900)
InnerWorkings, Inc.*	(5,860)	(59,010)
Interface, Inc.	(3,738)	(62,574)
Iron Mountain, Inc.	(4,028)	(152,500)
Korn/Ferry International*	(2,025)	(33,514)
Mistras Group, Inc.*	(1,406)	(26,644)
Nielsen Holdings NV	(433)	(14,990)
On Assignment, Inc.*	(5,572)	(135,232)
Republic Services, Inc.	(273)	(9,304)
Stericycle, Inc.*	(509)	(55,135)
Team, Inc.*	(2,062)	(79,923)
Towers Watson & Co., Class A	(98)	(7,146)
TrueBlue, Inc.*	(9,063)	(187,785)
US Ecology, Inc.	(2,802)	(76,214)
Verisk Analytics, Inc., Class A*	(260)	(15,935)
WageWorks, Inc.*	(4,448)	(113,913)
Waste Connections, Inc.	(5,242)	(198,934)

		(2,589,933)

Consumer Durables & Apparel — (2.6)%
American Greetings Corp., Class A	(3,181)	(58,658)
Columbia Sportswear Co.	(98)	(5,743)
Deckers Outdoor Corp.*	(953)	(52,529)
Harman International Industries, Inc.	(3,107)	(138,914)
Helen of Troy Ltd., (Bermuda)*	(925)	(32,264)
Iconix Brand Group, Inc.*	(7,184)	(205,822)
iRobot Corp.*	(4,226)	(122,934)
Jarden Corp.*	(616)	(27,726)
La-Z-Boy, Inc.	(3,325)	(60,050)
Movado Group, Inc.	(2,821)	(85,307)
Newell Rubbermaid, Inc.	(2,500)	(65,850)
Oxford Industries, Inc.	(949)	(56,114)
Quiksilver, Inc.*	(25,741)	(173,237)
Skechers U.S.A., Inc., Class A*	(2,825)	(58,704)
Tempur-Pedic International, Inc.*	(595)	(28,858)
Under Armour, Inc., Class A*	(931)	(53,141)
Wolverine World Wide, Inc.	(3,470)	(165,762)

		(1,391,613)

Consumer Services — (6.8)%
AFC Enterprises, Inc.*	(3,355)	(106,957)
Ascent Capital Group, Inc., Class A*	(625)	(41,556)
BJ’s Restaurants, Inc.*	(4,711)	(161,587)
Bloomin’ Brands, Inc.*	(3,046)	(66,250)

The accompanying notes are an integral part of the financial statements.

12

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Bob Evans Farms, Inc.	(2,693)	$(116,715)
Boyd Gaming Corp.*	(13,199)	(158,389)
Buffalo Wild Wings, Inc.*	(2,208)	(198,721)
CEC Entertainment, Inc.	(1,895)	(63,236)
Churchill Downs, Inc.	(1,586)	(121,266)
Chuy’s Holdings, Inc.*	(3,810)	(124,587)
Darden Restaurants, Inc.	(2,975)	(153,599)
Fiesta Restaurant Group, Inc.*	(3,145)	(85,733)
Hillenbrand, Inc.	(6,359)	(159,802)
Hyatt Hotels Corp., Class A*	(2,496)	(106,529)
K12, Inc.*	(3,188)	(81,198)
Las Vegas Sands Corp.	(1,192)	(67,050)
Life Time Fitness, Inc.*	(917)	(42,347)
LifeLock, Inc.*	(12,195)	(109,755)
Marriott International, Inc., Class A	(3,203)	(137,921)
Matthews International Corp., Class A	(3,895)	(143,375)
McDonald’s Corp.	(607)	(61,999)
Multimedia Games Holding Co., Inc.*	(203)	(5,006)
Orient-Express Hotels Ltd., Class A (Bermuda)*	(11,605)	(117,210)
Panera Bread Co., Class A*	(582)	(103,148)
Papa John’s International, Inc.*	(1,886)	(118,818)
Penn National Gaming, Inc.*	(2,806)	(164,291)
Pinnacle Entertainment, Inc.*	(9,947)	(189,590)
Red Robin Gourmet Burgers, Inc.*	(721)	(34,875)
Royal Caribbean Cruises Ltd.	(2,389)	(87,270)
SHFL Entertainment, Inc.*	(6,728)	(106,302)
Starbucks Corp.	(647)	(39,363)
Texas Roadhouse, Inc.	(67)	(1,574)
Wendy’s Co. (The)	(16,144)	(91,859)
WMS Industries, Inc.*	(8,044)	(204,157)
Wyndham Worldwide Corp.	(1,365)	(82,009)
Yum! Brands, Inc.	(142)	(9,673)

		(3,663,717)

Food & Staples Retailing — (2.0)%
Casey’s General Stores, Inc.	(3,189)	(184,675)
Costco Wholesale Corp.	(286)	(31,011)
Harris Teeter Supermarkets, Inc.	(3,313)	(138,450)
Ingles Markets, Inc., Class A	(2,283)	(48,674)
Natural Grocers By Vitamin Cottage, Inc.*	(5,378)	(134,880)
Pricesmart, Inc.	(1,645)	(146,783)
SUPERVALU, Inc.	(14,475)	(84,534)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Susser Holdings Corp.*	(3,409)	$(181,257)
Sysco Corp.	(1,178)	(41,065)
Weis Markets, Inc.	(1,910)	(79,895)
Whole Foods Market, Inc.	(163)	(14,396)

		(1,085,620)

Food, Beverage & Tobacco — (4.2)%
Annie’s, Inc.*	(2,632)	(99,463)
B&G Foods, Inc.	(399)	(12,313)
Beam, Inc.	(2,647)	(171,287)
Boston Beer Co., Inc. (The), Class A*	(1,056)	(178,802)
Boulder Brands, Inc.*	(9,053)	(81,568)
Brown-Forman Corp., Class B	(1,216)	(85,728)
Bunge Ltd.	(744)	(53,724)
Campbell Soup Co.	(2,768)	(128,463)
ConAgra Foods, Inc.	(6,011)	(212,609)
Dole Food Co., Inc.*	(2,895)	(31,150)
Flowers Foods, Inc.	(5,073)	(167,105)
Fresh del Monte Produce, Inc.	(1,534)	(38,979)
Green Mountain Coffee Roasters, Inc.*	(725)	(41,615)
Hain Celestial Group, Inc. (The)*	(2,255)	(147,139)
Hormel Foods Corp.	(1,748)	(72,140)
Kellogg Co.	(1,228)	(79,869)
McCormick & Co., Inc., Non-Voting Shares	(55)	(3,957)
Mondelez International, Inc., Class A	(4,331)	(136,210)
Monster Beverage Corp.*	(1,863)	(105,073)
Post Holdings, Inc.*	(1,434)	(62,795)
Smithfield Foods, Inc.*	(6,180)	(158,209)
Snyders-Lance, Inc.	(643)	(16,191)
SunOpta, Inc. (Canada)*	(23,455)	(170,518)

		(2,254,907)

Health Care Equipment & Services — (5.8)%
Acadia Healthcare Co., Inc.*	(5,722)	(180,529)
Align Technology, Inc.*	(1,879)	(62,232)
Allscripts Healthcare Solutions, Inc.*	(8,551)	(118,346)
AmerisourceBergen Corp.	(451)	(24,408)
Amsurg Corp.*	(3,598)	(120,749)
athenahealth, Inc.*	(1,166)	(112,239)
BioScrip, Inc.*	(139)	(1,927)
Brookdale Senior Living, Inc.*	(4,941)	(127,428)
Capital Senior Living Corp.*	(5,113)	(124,041)
Cerner Corp.*	(437)	(42,288)
Community Health Systems, Inc.	(117)	(5,332)

The accompanying notes are an integral part of the financial statements.

13

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Computer Programs & Systems, Inc.	(647)	$(33,942)
Cooper Cos, Inc. (The)	(1,494)	(164,938)
DaVita HealthCare Partners, Inc.*	(493)	(58,494)
DENTSPLY International, Inc.	(2,924)	(123,831)
Emeritus Corp.*	(1,321)	(33,950)
Express Scripts Holding Co.*	(435)	(25,826)
Haemonetics Corp.*	(4,911)	(189,074)
HealthStream, Inc.*	(1,982)	(45,507)
Henry Schein, Inc.*	(1,656)	(149,702)
Kindred Healthcare, Inc.*	(182)	(1,909)
Landauer, Inc.	(2,547)	(142,301)
LifePoint Hospitals, Inc.*	(2,730)	(131,041)
McKesson Corp.	(1,113)	(117,778)
Medidata Solutions, Inc.*	(3,108)	(206,247)
Neogen Corp.*	(1,344)	(68,316)
Omnicell, Inc.*	(5,253)	(94,659)
Owens & Minor, Inc.	(1,527)	(49,734)
Quidel Corp.*	(2,594)	(57,898)
Spectranetics Corp.*	(10,176)	(189,782)
Team Health Holdings, Inc.*	(3,655)	(136,258)
Vanguard Health Systems, Inc.*	(338)	(4,945)
Vocera Communications, Inc.*	(1,028)	(20,354)
West Pharmaceutical Services, Inc.	(2,546)	(162,588)

		(3,128,593)

Household & Personal Products — (1.2)%
Church & Dwight Co., Inc.	(1,575)	(100,627)
Elizabeth Arden, Inc.*	(4,812)	(197,051)
Estee Lauder Cos, Inc. (The), Class A	(2,108)	(146,190)
Spectrum Brands Holdings, Inc.	(3,669)	(205,465)

		(649,333)

Media — (1.7)%
AMC Networks, Inc., Class A*	(398)	(25,078)
Cablevision Systems Corp., Class A	(9,766)	(145,123)
Charter Communications, Inc., Class A*	(569)	(57,321)
Clear Channel Outdoor Holdings, Inc., Class A*	(5,709)	(41,276)
Discovery Communications, Inc., Class A*	(559)	(44,060)
Dish Network Corp., Class A	(4,309)	(168,870)
Lamar Advertising Co., Class A*	(1,513)	(70,839)
LIN TV Corp., Class A*	(964)	(11,867)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
Nexstar Broadcasting Group, Inc., Class A	(2,217)	$(53,984)
Shutterstock, Inc.*	(2,705)	(112,798)
Sinclair Broadcast Group, Inc., Class A	(3,149)	(84,393)
Sirius XM Radio, Inc.	(16,187)	(52,608)
Starz-Liberty Capital*	(1,264)	(29,552)
Virgin Media, Inc.	(388)	(18,927)

		(916,696)

Pharmaceuticals, Biotechnology & Life Sciences — (0.7)%
Covance, Inc.*	(1,437)	(107,143)
Illumina, Inc.*	(1,809)	(117,024)
Life Technologies Corp.*	(1,038)	(76,490)
PerkinElmer, Inc.	(1,777)	(54,465)

		(355,122)

Retailing — (6.1)%
Amazon.Com, Inc.*	(542)	(137,565)
Asbury Automotive Group, Inc.*	(2,273)	(91,125)
Ascena Retail Group, Inc.*	(5,372)	(99,382)
Barnes & Noble, Inc.*	(1,891)	(34,284)
Core-Mark Holding Co., Inc.	(2,336)	(121,565)
Dollar General Corp.*	(365)	(19,013)
DSW, Inc., Class A	(1,556)	(102,883)
Expedia, Inc.	(1,290)	(72,034)
Family Dollar Stores, Inc.	(3,045)	(186,872)
Finish Line, Inc. (The), Class A	(3,052)	(59,178)
Five Below, Inc.*	(3,087)	(111,101)
Fred’s, Inc., Class A	(9,976)	(141,958)
Group 1 Automotive, Inc.	(1,255)	(75,902)
Groupon, Inc.*	(28,215)	(172,112)
HomeAway, Inc.*	(60)	(1,833)
Hot Topic, Inc.	(5,131)	(71,577)
JC Penney Co., Inc.	(238)	(3,908)
Kayak Software Corp.*	(1,630)	(64,907)
LKQ Corp.*	(3,154)	(75,948)
Mattress Firm Holding Corp.*	(3,019)	(115,688)
Monro Muffler Brake, Inc.	(4,436)	(183,473)
Netflix, Inc.*	(235)	(50,776)
Orbitz Worldwide, Inc.*	(3,136)	(18,753)
Overstock.Com, Inc.*	(2,654)	(55,203)
Pool Corp.	(107)	(5,245)
rue21, Inc.*	(2,162)	(68,968)
Saks, Inc.*	(8,990)	(103,834)
Sally Beauty Holdings, Inc.*	(1,184)	(35,591)

The accompanying notes are an integral part of the financial statements.

14

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Select Comfort Corp.*	(205)	$(4,350)
Shutterfly, Inc.*	(1,439)	(64,079)
Stage Stores, Inc.	(4,776)	(132,247)
Tiffany & Co.	(1,591)	(117,225)
Tile Shop Holdings, Inc.*	(4,689)	(116,287)
Tractor Supply Co.	(1,144)	(122,602)
TripAdvisor, Inc.*	(3,202)	(168,361)
Ulta Salon Cosmetics & Fragrance, Inc.*	(1,684)	(147,603)
Williams-Sonoma, Inc.	(866)	(46,487)
Zumiez, Inc.*	(2,511)	(72,744)

		(3,272,663)

Software & Services — (3.1)%
Acxiom Corp.*	(962)	(19,134)
Automatic Data Processing, Inc.	(990)	(66,667)
BMC Software, Inc.*	(1,799)	(81,819)
Cardtronics, Inc.*	(3,268)	(91,537)
EPAM Systems, Inc.*	(4,454)	(95,761)
Euronet Worldwide, Inc.*	(2,645)	(80,752)
Fiserv, Inc.*	(14)	(1,276)
FleetCor Technologies, Inc.*	(639)	(49,139)
Gartner, Inc.*	(2,020)	(116,857)
Mastercard, Inc., Class A	(131)	(72,434)
MAXIMUS, Inc.	(1,795)	(143,044)
Progress Software Corp.*	(1,849)	(41,732)
Red Hat, Inc.*	(444)	(21,281)
Rovi Corp.*	(3,559)	(83,245)
Sourcefire, Inc.*	(3,811)	(182,013)
Symantec Corp.*	(1,220)	(29,646)
TeleTech Holdings, Inc.*	(3,636)	(77,410)
Vantiv, Inc., Class A*	(2,908)	(65,517)
VeriFone Systems, Inc.*	(1,789)	(38,428)
Virtusa Corp.*	(3,539)	(78,601)
Visa, Inc., Class A	(623)	(104,951)
VMware, Inc., Class A*	(289)	(20,374)
Websense, Inc.*	(4,275)	(76,266)

		(1,637,884)

Technology Hardware & Equipment — (3.1)%
Badger Meter, Inc.	(363)	(15,856)
Coherent, Inc.	(837)	(46,813)
Dolby Laboratories, Inc., Class A	(2,337)	(76,770)
FEI Co.	(2,110)	(134,787)
Ingram Micro, Inc., Class A*	(11,115)	(197,958)
Itron, Inc.*	(2,602)	(103,169)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Measurement Specialties, Inc.*	(2,861)	$(122,365)
Methode Electronics, Inc.	(12,490)	(179,606)
MTS Systems Corp.	(405)	(24,685)
National Instruments Corp.	(7,302)	(199,564)
OSI Systems, Inc.*	(3,201)	(183,417)
Power-One, Inc.*	(4,237)	(26,778)
RealD, Inc.*	(777)	(11,632)
Rofin-Sinar Technologies, Inc.*	(1,857)	(46,239)
Rogers Corp.*	(1,201)	(51,211)
Tech Data Corp.*	(4,343)	(202,948)
Trimble Navigation Ltd.*	(974)	(27,993)

		(1,651,791)

Transportation — (2.6)%
Atlas Air Worldwide Holdings, Inc.*	(1,376)	(51,462)
CH Robinson Worldwide, Inc.	(476)	(28,270)
Forward Air Corp.	(1,403)	(51,757)
Genesee & Wyoming, Inc., Class A*	(2,021)	(172,189)
JB Hunt Transport Services, Inc.	(530)	(37,667)
Kansas City Southern	(1,663)	(181,383)
Kirby Corp.*	(2,376)	(177,939)
Norfolk Southern Corp.	(1,046)	(80,981)
Old Dominion Freight Line, Inc.*	(1)	(19)
Roadrunner Transportation Systems, Inc.*	(6,019)	(135,488)
Ryder System, Inc.	(1,490)	(86,524)
Student Transportation, Inc. (Canada)	(8,918)	(57,700)
UTi Worldwide, Inc.	(11,165)	(164,014)
Wesco Aircraft Holdings, Inc.*	(10,403)	(171,754)

		(1,397,147)

TOTAL COMMON STOCK (Proceeds $28,545,220)		(30,233,059)

TOTAL SECURITES SOLD SHORT - (56.3)% (Proceeds $28,545,220)		(30,233,059)

OTHER ASSETS IN EXCESS OF LIABILITIES - 39.4%		21,127,408

NET ASSETS - 100.0%		$53,679,592

*	Non-income producing.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

SPDR	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

15

GOTHAM ABSOLUTE RETURN FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $59,918,392)	$62,785,243
Cash	2,948,997
Deposits with brokers for securities sold short	18,201,610
Receivable for investments sold	9,952,814
Receivable for capital shares sold	1,397,973
Dividends and interest receivable	17,158
Prepaid expenses and other assets	3,788

Total assets	95,307,583

Liabilities
Securities sold short, at value (proceeds $28,545,220)	30,233,059
Payable for investments purchased	11,301,197
Payable to Investment Adviser	38,909
Payable for administration and accounting fees	8,922
Payable for dividends on short sales	8,063
Payable for prime broker interest expense	3,449
Payable for custodian fees	3,445
Accrued expenses.	30,947

Total liabilities	41,627,991

Net Assets	$53,679,592

Net Assets Consisted of:
Capital stock, $0.01 par value	$47,090
Paid-in capital.	50,379,873
Accumulated net investment loss	(155,245)
Accumulated net realized gain from investments and securities sold short	2,228,862
Net unrealized appreciation (depreciation) on investments and securities sold short	1,179,012

Net Assets	$53,679,592

Institutional Class:
Net asset value, offering and redemption price per share ($53,679,592 / 4,708,988)	$11.40

The accompanying notes are an integral part of the financial statements.

16

GOTHAM ABSOLUTE RETURN FUND

Statement of Operations

For the Period Ended April 30, 2013*

Investment Income
Dividends	$278,070
Interest	100

Total investment income	278,170

Expenses
Advisory fees (Note 2)	263,260
Dividend expense on securities sold short	81,033
Administration and accounting fees (Note 2)	50,860
Prime broker interest expense	49,533
Registration and filing fees	23,869
Transfer agent fees (Note 2)	22,645
Legal fees	22,087
Audit fees	18,493
Custodian fees (Note 2)	13,632
Printing and shareholder reporting fees	1,555
Trustees’ and officers’ fees (Note 2)	1,506
Other expenses	1,621

Total expenses before waivers and reimbursements	550,094

Less: waivers and reimbursements (Note 2)	(123,365)

Net expenses after waivers and reimbursements	426,729

Net investment loss	(148,559)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	2,856,158
Net realized loss from securities sold short	(521,748)
Net change in unrealized appreciation on investments	2,866,851
Net change in unrealized depreciation on securities sold short	(1,687,839)

Net realized and unrealized gain on investments	3,513,422

Net increase in net assets resulting from operations	$3,364,863

*The	Fund commenced operations on August 31, 2012

The accompanying notes are an integral part of the financial statements.

17

GOTHAM ABSOLUTE RETURN FUND

Statements of Changes in Net Assets

For the Period Ended April 30, 2013*
Net increase in net assets from operations:
Net investment loss	$(148,559)
Net realized gain from investments and securities sold short	2,334,410
Net change in unrealized appreciation (depreciation) on investments and securities sold short	1,179,012

Net increase in net assets resulting from operations	3,364,863

Less Dividends and Distributions to Shareholders:
Institutional Class:
Net Investment Income	(18,956)
Net realized capital gains	(94,470)

Net decrease in net assets from dividends and distributions to shareholders	(113,426)

Increase in Net Assets Derived from Capital Share Transactions
(Note 4)	50,428,155

Total increase in net assets	53,679,592

Net assets
Beginning of period	—

End of period	$53,679,592

Accumulated net investment loss, end of period	$(155,245)

*	The Fund commenced operations on August 31, 2012.

The accompanying notes are an integral part of the financial statements.

18

GOTHAM ABSOLUTE RETURN FUND

Statement of Cash Flows

For the Period of August 31, 2012 to April 30, 2013

Cash flows provided from (used in) operating activities:
Net increase in net assets resulting from operations	$3,364,863
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(134,301,602)
Proceeds from disposition of long-term portfolio investments	77,239,368
Purchases to cover short sales	(18,839,544)
Proceeds from short sales	46,863,016
Net realized gain on investments and investments sold short	(2,334,410)
Net change in unrealized appreciation (depreciation) on investments and investments sold short	(1,179,012)
Increase in deposits with brokers for securities sold short	(18,201,610)
Increase in receivable for securities sold	(9,952,814)
Increase in dividend and interest receivable	(17,158)
Increase in prepaid expenses and other assets	(3,788)
Increase in payable for investments purchased	11,301,197
Increase in dividend payable for short sales	8,063
Increase in payable for investment advisor	38,909
Increase in interest expense payable	3,449
Increase in administration and accounting fees	8,922
Increase in payable for custodian fees	3,445
Increase in accrued expenses	30,947

Net cash used in operating activities	(45,967,759)

Cash flows from financing activities:
Net payment for fund share activity	48,953,263
Distributions paid from net investment income and realized capital gains	(36,507)

Net cash provided by financing activities	48,916,756

Net increase in cash	2,948,997

Cash at beginning of period	—

Cash at end of period	$2,948,997

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$46,084

The accompanying notes are an integral part of the financial statements.

19

GOTHAM ABSOLUTE RETURN FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period Ended April 30, 2013*
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.08)
Net realized and unrealized gain on investments and securities sold short	1.53

Net increase in net assets resulting from operations	1.45

Dividends and distributions to shareholders from:
Net investment income	(0.01)
Net realized capital gains	(0.05)

Total Distributions	(0.06)

Redemption fees	0.01

Net asset value, end of period	$11.40

Total investment return(2)	14.67	%**

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$53,680
Ratio of expenses to average net assets with waivers and reimbursements (including dividend interest expense)	3.24	%***
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.25	%***
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	4.18	%***
Ratio of net investment income to average net assets (including dividend interest expense)	(1.13	)%***
Portfolio turnover rate	279.84	%**

*	The Fund commenced operations on August 31, 2012.
**	Not annualized.
***	Annualized.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on August 31, 2012. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers one class of shares, Institutional Class.

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. Equity securities include common and preferred stocks. Equity-related securities include convertible bonds, convertible preferred stock, warrants and rights. There are no limits on the market capitalizations of the companies in which the Fund may invest. The Fund will principally invest in equity and equity-related securities of U.S. issuers but may invest in equity and equity-related securities of foreign issuers.

The Fund will generally take long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. Using a proprietary methodology, securities are analyzed and ranked by the Adviser’s research team. Such analysis forms the basis of the Adviser’s proprietary database that is used to generate the portfolio. By taking both long and short positions, the Adviser attempts to provide protection in down markets relative to a fund that takes only long positions. The Adviser seeks to maintain the Fund’s net equity market exposure, which is the value of the Fund’s long positions minus its short positions, in the range of approximately 0%-70%. In addition, the Adviser expects that the Fund’s gross equity market exposure, which is the value of the Fund’s long positions plus its short positions, will not exceed 190%. It is anticipated that the Fund will frequently adjust the size of its long and short positions.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

21

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

Fund	Total Value at 4/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Gotham Absolute Return:
Investments in Securities*	$62,037,142	$62,037,142	$—	$—
Exchange Traded Funds	748,101	748,101	—	—

Total Assets	$62,785,243	$62,785,243	$—	$—

	Total Value at 4/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short*	$(30,233,059)	$(30,233,059)	$—	$—

Total Liabilities	$(30,233,059)	$(30,233,059)	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

22

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements (Continued)

April 30, 2013

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to share holders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

23

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements (Continued)

April 30, 2013

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Short Sales — The Fund’s short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Fund will comply with guidelines established by the Security and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the period from August 31, 2012 to April 30, 2013, Gotham Absolute Return Fund had net charges of $49,533 on borrowed securities. This amount is included in prime broker interest expense on the statement of operations. As of April 30, 2013, the Fund had securities sold short valued at $30,233,059, for which securities of $36,129,231 and cash deposits of $18,201,610 were pledged as collateral.

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, Gotham is entitled to receive a monthly fee at the annual rate of 2.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses,

24

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements (Continued)

April 30, 2013

dividend and interest expense on securities sold short, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 2.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The period ended April 30, 2013, investment advisory fees accrued were $263,260. The Adviser waived fees of $92,548 and reimbursed the Fund $5,906.

As of April 30, 2013, the amount of potential recovery was as follows:

Expiration

04/30/2016

$98,454

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2013, BNY Mellon accrued administration and accounting fees totaling $50,860 and waived fees totaling $12,428 .

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees. For the period ended April 30, 2013, BNY Mellon accrued transfer agent fees totaling $22,645 and waived fees totaling $7,500.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2013, BNY Mellon accrued custodian fees totaling $13,632 and waived fees totaling $4,983.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustee by the Fund during the period ended April 30, 2013 was $1,531. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

25

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

From August 31, 2012, commencement of operations, to April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$134,301,602	$77,239,368

4. Capital Share Transactions

For the period from August 31, 2012, commencement of operations, through April 30, 2013, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2013
	Shares	Amount

Institutional Class
Sales	4,818,182	$51,584,177
Reinvestments	7,305	76,919
Redemption Fees *	—	23,200
Redemptions	(116,499)	(1,256,141)

Net increase	4,708,988	$50,428,155

*There is a 2.00% redemption fee that may be charged on shares redeemed within 365 days of purchase. Effective as of July 1, 2013, the Fund’s redemption fee will be reduced from 2.00% to 1.00% of the total amount redeemed and the holding period for the assessment of the redemption fee will be reduced from 365 days to 90 days. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the period ended April 30, 2013, there were $23,200 in redemption fees.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2013, primarily attributed to non-deductible expenses, and capitalized dividends on short sales, were reclassified among the following accounts:

Undistributed Net Investment Income/(loss)	$12,270
Accumulated Net Realized Gain or Loss	(11,078)
Paid-in-Capital	(1,192)

26

GOTHAM ABSOLUTE RETURN FUND

Notes to Financial Statements (Concluded)

April 30, 2013

The tax character of distributions paid by the Fund during the fiscal year ended April 30, 2013 were as follows:

Ordinary Income	$113,426

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax puposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,344,297
Net Unrealized Appreciation/(Depreciation)	1,063,577
Qualified Late-Year Losses	(155,245)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$60,033,827

Gross unrealized appreciation	5,453,513
Gross unrealized depreciation	(2,702,097)

Net unrealized appreciation	$2,751,416

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Fund had late-year ordinary losses of $155,245.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2013, the fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

GOTHAM ABSOLUTE RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Gotham Absolute Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Gotham Absolute Return Fund (the “Fund”) at April 30, 2013, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2013 by correspondence with the custodians and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

28

GOTHAM ABSOLUTE RETURN FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2013, the Fund paid $113,426 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 5.80% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 9.75%.

The percentage of ordinary income distributions designated as qualified short-term capital gain pursuant to the American Job Creation Act of 2004 is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

GOTHAM ABSOLUTE RETURN FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

GOTHAM ABSOLUTE RETURN FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at 1-877-974-6852.

31

GOTHAM ABSOLUTE RETURN FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 Portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

32

GOTHAM ABSOLUTE RETURN FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

33

Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Lateef Fund Shareholder:

The U.S. equity markets began 2013 by overlooking the U.S. fiscal cliff, government budget sequestration and continuing concerns in Europe. Despite these headlines, the S&P 500 rallied 10.6% in the first quarter. As we continue to evaluate our companies and construct the Lateef Fund we are mindful of the headlines and their potential fundamental impact, though our primary focus is on our investment’s ability to execute, grow and thoughtfully allocate capital through varied operating environments to preserve and compound their shareholder value.

Over the past four years, we have witnessed a slow, upwardly grinding economy since the free-fall of economic activity in 2008. Since the market began its steady ascent in 2009, there have been several pauses along the way, which is consistent with history. After the European crisis scare in 2011, the U.S. equity market has largely made an uninterrupted climb to where we are today: record highs in U.S. stocks and significant appreciation in the U.S. bond market as well. By example, the S&P 500 is up 43% from the third quarter of 2011 through the first quarter of 2013. During that period, the valuations of our companies provided a wide margin of safety and the evidence for accelerating fundamentals was apparent. In the spring of 2012, the U.S. equity markets consolidated on short-term European fears following a 25% return from the third quarter of 2011, providing us with an attractive entry point for a number of new investments. In addition, we had several investments in early 2012, including Apple (AAPL) and Teradata (TDC), that reached full valuation levels leading us to exit those positions.

After generating a significant return for the Fund, we sold Discovery Communications (DISCA) in January. Our thesis on Discovery was similar to that of our existing position in Scripps Networks Interactive (SNI). We felt Discovery’s 100% ownership of their content and strong ratings allowed for a longer trend in positive advertising growth that, when combined with the consistency of their distribution strategy in international markets, offered an attractive opportunity. From a valuation perspective, we were also benefiting from a lack of previous execution in the company’s venture with Oprah Winfrey and her Oprah Winfrey Network, OWN. With ratings holding strong and more advertising dollars continuing to shift to cable networks from broadcast networks, Discovery benefited nicely as management showed improvement in the OWN network operations. During the first quarter of 2013, our analysis on forward expectations required growth rates on both advertising and distribution revenues that were greater than our original growth rate assumptions and did not offer the margin of safety we require to continue to hold the position.

During the first quarter we sold our position in Expeditors. Expeditors International (EXPD) is a global logistics company that has been held in the Fund since 2009 and held in Lateef separately managed account portfolios for over a decade. Expeditors had achieved a previous stellar record through their role as a market maker in the third party logistics industry. The company has been able to utilize three components of their business model to generate sufficient margins: information, service and volume purchases. The information component of the equation has been under pressure for some time as shippers have become more experienced and knowledgeable. The company also requires additional poundage

1

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

to grow. With the evolution of smaller form factors in electronics, both in size and weight, optimizing pricing has been a challenge for the company. As we recognized these developments, our assumptions factored in a positive contribution from the economic recovery over the past four years which should have provided for a more than sufficient demand for Expeditors to again grow volumes and, more importantly, profits. As we are in the fourth year of a recovery that includes ample growth from Chinese exports, our thesis on growth has been severely challenged by the company’s margin contraction, which led us to exit the position.

Suncor Energy (SU) declined 8.6% during the first quarter of 2013.1 Our investment thesis for Suncor is based on production growth and a return on capital focused management team combined with the benefit of stable cash flows from their integrated upstream and downstream business model. During the first quarter, Suncor experienced a widening of the discount from WTI (West Texas Intermediate –a high quality crude oil) prices that the market was willing to pay for Canadian “heavy” crude. We estimate that a majority of that increase in the discount is the result of heightened concerns over distribution infrastructure needed to transport these heavy crudes to appropriate refineries, mostly along the Gulf Coast. In addition, several management strategies that, while consistent with their focus on adequate returns, do call into question long-term production growth rates and capital structure. Specifically, to what extent will excess cash be returned to shareholders either by dividend or stock repurchases? We feel as clarity on production growth, distribution infrastructure and capital structure becomes more evident in the near term, the stock will again accurately reflect the inherent economic value of the business.

EMC Corporation (EMC) was down 5.6% during the quarter.2   EMC is a leading information technology storage company. The company’s 2004 acquisition of VMware has created substantial shareholder value for the parent company. Accordingly, management’s decision to spin off 20% of VMware as a public entity also demonstrated the growth and wealth creation of this category creating juggernaut. In the first quarter of 2013, VMware announced that the pace of their growth was expected to slow to the mid-teens as they transition from their core market of virtualizing servers to virtualizing the data center. We recognize the additional competition that VMware faces as they expand the end market of their business. However, our investment thesis for the parent company, EMC, is based on our assumptions that the growth of their core storage business is under recognized and underappreciated, leading to its current valuation; a multiple similar to other mature technology companies with no credit given for the ongoing, moderate growth of VMware.

[1]	As of 3/31/13, Suncor (SU) was a 4.5% weight in the Fund.
[2]	As of 3/31/13, EMC (EMC) was a 4.6% weight in the Fund.

2

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

On the positive side, our top contributors for the Fund during the quarter were Robert Half (+18.5%), Ansys (+20.9%) and Affiliated Managers Group (+18.0%).3 Robert Half (RHI) is a leading temporary and permanent staffing company. The company has benefited from corporations moving to a “just-in-time” employment methodology and the continued decline in unemployment, especially within the segments where Robert Half has tremendous expertise. As the economy continues to move forward, Robert Half appears to be positioned to take advantage of both modern and traditional hiring practices across multiple industries. Ansys (ANSS) is a leading computer-aided product design software company whose products help companies accelerate time-to-market and reductions in production costs. We believe Ansys is a unique company with a very strong market position and leveraged to benefit fundamentally from the proliferation of performance assisted software tools and technology demanded by corporations today. Affiliated Managers Group (AMG) is a broadly diversified holding company with over twenty-five complementary asset managers within the company’s portfolio. AMG provides a distinct solution to investment firms looking to preserve their culture yet transition the organization to the next generation. AMG, through its affiliates, now oversees more than $430 billion in client assets.

[3]	As of 3/31/13, Robert Half (RHI) was a 7.1% weight, Ansys (ANSS) was a 4.5% weight and Affiliated Managers Group (AMG) was a 4.8% weight in the Fund.

3

LATEEF FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

We believe that our strategy of building a concentrated portfolio of 15 to 20 investments in growing businesses with improving returns on capital, purchased at attractive prices will yield superior returns. We expect our new investments to be guided by management teams who allocate capital as if it was their own and who treat shareholders like partners. We are currently finalizing our work on several businesses which we intend to add to the Fund; however we will only do so when opportunistic entry points arise.

The Fund was up 8.19% for the quarter ended 3/31/13 versus the 10.61% for the S&P 500. In April 2013, the Fund fell 0.55% for the month and rose 7.59% year to date, versus 1.93% and 12.74% for the S&P 500 respectively.4

Thank you for entrusting us with your confidence. We appreciate your support and look forward to communicating with you in the future.

Sincerely,

Lateef Investment Management

[4]

For purposes of this letter, we utilize the investment returns for the Lateef Fund Institutional Class I shares (ticker: LIMIX). Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. Visit www.lateef.com to see the Fund’s most recently published holdings list.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

4

LATEEF FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 in Lateef Fund’s Class A and Class C Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Comparison of Change in Value of $1,000,000 in Lateef Fund’s Class I Shares

vs. Russell 3000® Index and S&P 500® Index

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed,

5

LATEEF FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

may be worth more or less than their original cost. The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

Average Annual Total Returns for the Periods Ended April 30, 2013

	1 Year	3 Years	5 Years	Since Inception*
Class A Shares (without sales charge)	10.92%	12.78%	6.81%	4.78%
Class A Shares (with sales charge)	5.35%	10.86%	5.72%	3.82%
Class C Shares	10.14%	11.95%	5.98%	3.95%
Class I Shares	11.22%	13.08%	7.10%	5.05%
Russell 3000® Index	17.21%	12.78%	5.63%	3.98%	**
S&P 500® Index	16.89%	12.80%	5.21%	3.63%	**

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2012, are 1.50% and 1.24% for Class A Shares, 2.25% and 1.99% for Class C Shares and 1.25% and 0.99% for Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. For the period September 1, 2010 through August 31, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

6

LATEEF FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

7

LATEEF FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

LATEEF FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Lateef Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,107.30	$ 6.48
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C Shares
Actual	$1,000.00	$1,103.40	$10.38
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94
Class I Shares
Actual	$1,000.00	$1,108.50	$ 5.18
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 10.73%, 10.34%, and 10.85% for Class A, Class C, and Class I Shares, respectively.

9

LATEEF FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Lodging	14.8%	$95,445,832
Consumer, Non-cyclical	10.9	70,522,209
Commercial Services.	10.1	65,140,486
Diversified Financial Services	8.1	52,375,960
Telecommunications	7.3	47,144,415
Hand/Machine Tools	6.5	41,711,138
Technology	5.0	32,314,659
Computers	4.4	28,631,379
Media	4.2	26,932,143
Oil & Gas	4.1	26,360,407
Software	3.9	25,388,665
Electronics	3.7	23,860,082
Banks	3.6	23,547,600
Machinery-Diversified	3.1	20,253,420
Other Assets In Excess of Liabilities	10.3	66,815,473

NET ASSETS	100.0%	$646,443,868

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

LATEEF FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 89.7%
Banks — 3.6%
Wells Fargo & Co.	620,000	$23,547,600

Commercial Services — 10.1%
MasterCard, Inc., Class A	46,700	25,821,831
Robert Half International, Inc.	1,198,009	39,318,655

		65,140,486

Computers — 4.4%
EMC Corp.*	1,276,477	28,631,379

Consumer, Non-cyclical — 10.9%
Express Scripts Holding Co.*	519,884	30,865,513
Hospira, Inc.*	1,197,364	39,656,696

		70,522,209

Diversified Financial Services — 8.1%
Affiliated Managers Group, Inc.*	177,116	27,573,420
T. Rowe Price Group, Inc.	342,104	24,802,540

		52,375,960

Electronics — 3.7%
Waters Corp.*	258,226	23,860,082

Hand/Machine Tools — 6.5%
Stanley Black & Decker, Inc.	557,561	41,711,138

Lodging — 14.8%
Starwood Hotels & Resorts Worldwide, Inc.	712,808	45,990,372
Wynn Resorts, Ltd.	360,200	49,455,460

		95,445,832

	Number of Shares	Value
COMMON STOCKS — (Continued)
Machinery-Diversified — 3.1%
Wabtec Corp.	193,000	$20,253,420

Media — 4.2%
Scripps Networks Interactive, Inc., Class A	404,508	26,932,143

Oil & Gas — 4.1%
Suncor Energy, Inc.	846,241	26,360,407

Software — 3.9%
ANSYS, Inc.*	313,983	25,388,665

Technology — 5.0%
Accenture PLC, Class A (Ireland)	396,791	32,314,659

Telecommunications — 7.3%
QUALCOMM, Inc.	765,083	47,144,415

TOTAL COMMON STOCKS (Cost $481,765,304)		579,628,395

TOTAL INVESTMENTS - 89.7% (Cost $481,765,304)		579,628,395

OTHER ASSETS IN EXCESS OF LIABILITIES - 10.3%		66,815,473

NET ASSETS - 100.0%		$646,443,868

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

11

LATEEF FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $481,765,304)	$579,628,395
Cash	65,578,573
Receivable for capital shares sold	1,751,942
Dividends and interest receivable	352,538
Prepaid expenses and other assets	40,672

Total assets	647,352,120

Liabilities
Payable for capital shares redeemed	325,895
Payable to Investment Adviser	418,922
Payable for distribution fees	46,979
Payable for administration and accounting fees	36,994
Payable for transfer agent fees	11,216
Payable for custodian fees	10,217
Payable for shareholder service fees	7,843
Accrued expenses	50,186

Total liabilities	908,252

Net Assets	$646,443,868

Net Assets Consisted of:
Capital stock, $0.01 par value	$515,779
Paid-in capital	547,125,893
Accumulated net realized gain from investments and written options.	939,105
Net unrealized appreciation on investments	97,863,091

Net Assets	$646,443,868

Class A:
Net asset value, offering and redemption price per share ($120,871,237 / 9,708,953)	$12.45

Maximum offering price per share (100/95 of $12.45)	$13.11

Class C:
Net asset value, offering and redemption price per share ($39,132,504 / 3,286,540)	$11.91

Class I:
Net asset value, offering and redemption price per share ($486,440,127 / 38,582,425)	$12.61

The accompanying notes are an integral part of the financial statements.

12

LATEEF FUND

Statement of Operations For the Year Ended

April 30, 2013

Investment Income
Dividends	$5,982,342
Less: foreign taxes withheld	(81,201)
Interest	17,357

Total investment income	5,918,498

Expenses
Advisory fees (Note 2)	4,608,049
Administration and accounting fees (Note 2)	341,713
Transfer agent fees (Note 2)	244,977
Distribution fees (Class C) (Note 2)	242,140
Distribution fees (Class A) (Note 2)	227,489
Shareholder services fees	80,713
Registration and filing fees	64,667
Trustees’ and officers’ fees (Note 2)	59,772
Printing and shareholder reporting fees	50,473
Custodian fees (Note 2)	48,173
Legal fees	33,932
Audit fees.	25,636
Other expenses	39,432

Total expenses before waivers and reimbursements	6,067,166

Less: waivers and reimbursements (Note 2)	(945,733)

Net expenses after waivers and reimbursements	5,121,433

Net investment income	797,065

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	14,960,465
Net realized gain from written options*	447,381
Net change in unrealized appreciation on investments	36,301,855
Net change in unrealized depreciation on written options*	(20,557)

Net realized and unrealized gain on investments	51,689,144

Net increase in net assets resulting from operations	$52,486,209

*	The primary risk exposure is equity price risk (See Note 1).

The accompanying notes are an integral part of the financial statements.

13

LATEEF FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase in net assets from operations:
Net investment income	$797,065	$(1,060,922)
Net realized gain from investments and written options	15,407,846	31,131,891
Net change in unrealized appreciation/(depreciation) from investments and written options	36,281,298	8,605,374

Net increase in net assets resulting from operations:	52,486,209	38,676,343

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(148,004)	—
Class I	(1,338,244)	—

Total net investment income	(1,486,248)	—

Net realized capital gains:
Class A	(3,529,397)	—
Class C	(1,354,257)	—
Class I	(13,498,766)	—

Total net realized capital gains	(18,382,420)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	218,211,443	103,005,662

Total increase in net assets	250,828,984	141,682,005

Net assets
Beginning of year	395,614,884	253,932,879

End of year	$646,443,868	$395,614,884

Accumulated net investment loss, end of year	$—	$(557,098)

The accompanying notes are an integral part of the financial statements.

14

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$11.73	$10.76	$9.07	$6.91	$9.36

Net investment gain/(loss)(1)	—	(0.05)	(0.04)	(0.05)	(0.08)
Net realized and unrealized gain/(loss) on investments	1.23	1.02	1.73	2.21	(2.37)

Net increase/(decrease) in net assets resulting from operations	1.23	0.97	1.69	2.16	(2.45)

Dividends and distributions to shareholders from:
Net investment income	(0.02)	—	—	—	—
Net realized capital gains	(0.49)	—	—	—	—

Total dividends and distributions to shareholders	(0.51)	—	—	—	—

Net asset value, end of period	$12.45	$11.73	$10.76	$9.07	$6.91

Total investment return(2)	10.92%	9.02%	18.63%	31.26%	(26.18)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$120,871	$82,128	$68,230	$46,570	$34,955
Ratio of expenses to average net assets	1.24%	1.24%	1.30%	1.76%	2.06%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.45%	1.50%	1.59%	1.93%	—%
Ratio of net investment income/(loss) to average net assets	0.04%	(0.44)%	(0.38)%	(0.60)%	(1.02)%
Portfolio turnover rate	28.29%	35.98%	31.77%	17.64%	51.89%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$11.30	$10.45	$8.87	$6.81	$9.31

Net investment gain/(loss)(1)	(0.08)	(0.12)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	1.18	0.97	1.68	2.17	(2.37)

Net increase/(decrease) in net assets resulting from operations	1.10	0.85	1.58	2.06	(2.50)

Dividends and distributions to shareholders from:
Net realized capital gains	(0.49)	—	—	—	—

Net asset value, end of period	$11.91	$11.30	$10.45	$8.87	$6.81

Total investment return(2)	10.14%	8.13%	17.81%	30.25%	(26.85)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$39,133	$30,363	$28,086	$26,081	$18,042
Ratio of expenses to average net assets	1.99%	1.99%	2.05%	2.51%	2.81%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	2.19%	2.25%	2.34%	2.68%	—%
Ratio of net investment loss to average net assets.	(0.71)%	(1.19)%	(1.13)%	(1.35)%	(1.77)%
Portfolio turnover rate	28.29%	35.98%	31.77%	17.64%	51.89%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

16

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$11.87	$10.87	$9.13	$6.94	$9.37

Net investment gain/(loss)(1)	0.03	(0.02)	(0.01)	(0.03)	(0.06)
Net realized and unrealized gain/(loss) on investments	1.25	1.02	1.75	2.22	(2.37)

Net increase/(decrease) in net assets resulting from operations	1.28	1.00	1.74	2.19	(2.43)

Dividends and distributions to shareholders from:
Net investment income	(0.05)	—	—	—	—
Net realized capital gains	(0.49)	—	—	—	—

Total dividends and distributions to sharesholders	(0.54)	—	—	—	—

Net asset value, end of period	$12.61	$11.87	$10.87	$9.13	$6.94

Total investment return(2)	11.22%	9.20%	19.06%	31.56%	(25.93)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$486,440	$283,124	$157,616	$74,896	$21,508
Ratio of expenses to average net assets	0.99%	0.99%	1.05%	1.48%	1.81%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.19%	1.25%	1.34%	1.68%	—%
Ratio of net investment income/(loss) to average net assets	0.29%	(0.19)%	(0.13)%	(0.35)%	(0.77)%
Portfolio turnover rate	28.29%	35.98%	31.77%	17.64%	51.89%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

17

LATEEF FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

18

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$579,628,395	$579,628,395	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

19

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2013

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

20

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2013

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Options — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy put and call options and write covered call and secured put options, all to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

During the year ended April 30, 2013, the Fund entered into 1,900 written option contracts.

The Fund had transactions in written options for the year ended April 30, 2013 as follows:

	Number of Contracts	Premium
Outstanding, April 30, 2012	1,908	$449,857
Call Options Written.	1,900	373,634
Call Options Expired	(1,897)	(447,381)
Call Options Exercised	(1,911)	(376,110)

Outstanding, April 30, 2013	—	$—

2. Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net

21

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2013

assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. For the period September 1, 2010 through August 31, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

As of April 30, 2013, investment advisory fees payable to the Adviser were $418,922. For the year ended April 30, 2013, the Adviser waived fees of $945,733.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class CShares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $48,525. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust.

They are not compensated by the Fund or the Trust.

22

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$275,377,419	$122,381,843

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Sales	4,571,005	$54,491,868	3,394,022	$35,613,511
Reinvestments	266,446	3,024,158	—	—
Redemption Fees*	—	4,836	—	17,699
Redemptions	(2,130,571)	(25,055,463)	(2,731,147)	(27,648,148)

Net Increase	2,706,880	$32,465,399	662,875	$7,983,062

Class C Shares
Sales	908,569	$10,313,257	567,624	$5,693,966
Reinvestments	84,512	920,331	—	—
Redemption Fees*	—	1,689	—	7,373
Redemptions	(392,736)	(4,408,230)	(569,390)	(5,682,152)

Net Increase/(Decrease)	600,345	$6,827,047	(1,766)	$19,187

23

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2013

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Sales	21,998,480	$265,818,046	16,190,394	$168,629,849
Reinvestments	472,418	5,423,355	—	—
Redemption Fees*	—	18,042	—	63,619
Redemptions	(7,738,064)	(92,340,446)	(6,847,158)	(73,690,055)

Net Increase	14,732,834	$178,918,997	9,343,236	$95,003,413

* There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2013, these adjustments were to increase undistributed net investment income/(loss) by $1,246,281 and to decrease accumulated net realized gain/(loss) by $1,246,281 due to redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax characters of distributions paid by the Fund was $1,486,248 of ordinary income dividends and $18,382,420 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

24

LATEEF FUND

Notes to Financial Statements (Concluded)

April 30, 2013

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$—	$673,088	$266,018	$97,863,090

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$481,765,304

Gross unrealized appreciation	100,491,976
Gross unrealized depreciation	(2,628,885)

Net unrealized appreciation	$97,863,091

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2013 the Fund did not have any capital loss carry forwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

LATEEF FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Lateef Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lateef Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

26

LATEEF FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $1,486,248 ordinary income dividends and $18,382,420 long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 2.12%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act for 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders (the “Meeting”) of the Lateef Fund (the “Fund”) was held on April 23, 2013 for the following purposes:

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Lateef Investment Management, L.P. (“New Agreement”) and to approve the retention of fees paid by the Fund to Lateef Investment Management, L.P. for its investment advisory services to the Fund from December 31, 2012 until the New Agreement was approved by shareholders.

All Fund shareholders of record at the close of business on February 1, 2013 were entitled to attend or submit proxies. As of the record date, the Fund had 42,229,092.213 shares outstanding. At the meeting, shareholders approved the Advisory Agreement. The results of the voting for the proposal were as follows:

For Votes	Against Votes	Abstained Votes
23,001,646	60,027	136,680

28

LATEEF FUND

Other Information (Continued)

(Unaudited)

At the meeting, shareholders also approved the retention of fees paid by the Lateef Fund to Lateef Investment Management, L.P. The results of the voting for the proposal were as follows:

For Votes	Against Votes	Abstained Votes
22,983,833	52,217	162,303

Approval of Advisory Agreement

On December 31, 2012, Lateef Investment Management, L.P. (the “Adviser” or “Lateef”) completed a transaction to restructure its management and equity ownership (the “Restructuring”). The Restructuring may be deemed to have constituted a change of control of Lateef (the “Change of Control”), which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (“1940 Act”), is considered an assignment and effective termination of the investment advisory agreement between the Trust, on behalf of the Lateef Fund (the “Fund”), and Lateef, dated August 31, 2007 (“Prior Agreement”). At a special in-person meeting held on January 31, 2013, the Board of Trustees of the Trust (“Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), unanimously approved a new advisory agreement between Lateef and the Trust, on behalf of the Fund, (“New Agreement”) to be effective upon approval by shareholders. The New Agreement was approved by shareholders on April 23, 2013.

Before considering the New Agreement, the Trustees, including the Independent Trustees, requested information about the Restructuring and the resultant Change of Control. In determining whether to approve the New Agreement, the Trustees considered information provided by Lateef in conjunction with the January 31, 2013 special in-person meeting. In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) investment performance information, (vii) brokerage selection procedures (including soft dollar arrangements, if any), (viii) the procedures for allocating investment opportunities between the Fund and other clients, (ix) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (x) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (xi) compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xii) the Restructuring, the Change of Control and the impact of the resulting change of control on the services provided by Lateef. The Adviser also provided its Form ADV for the Trustees’ review and consideration.

29

LATEEF FUND

Other Information (Continued)

(Unaudited)

The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objective, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the New Agreement.

At the special in-person meeting, representatives from Lateef joined the meeting in-person and via teleconference and discussed the Restructuring and the Change of Control, including the background of and reasons for the Change of Control. They also discussed Lateef’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of Lateef responded to questions from the Board. The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of Lateef as a result of the Restructuring and Change of Control. In connection with the Trustees’ review of the New Agreement, the representatives from Lateef emphasized that: (i) it expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on Lateef’s financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) Lateef has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance for the Fund, including a comparison to the Standard & Poor’s 500 Composite Stock Price Index and the Russell 3000 Index, the Fund’s benchmarks, and the Fund’s Lipper peer group, respectively, since inception to December 31, 2012 and for the one, two, three, five year periods ended December 31, 2012. The Trustees noted that the Fund outperformed its Lipper peer group for each of the periods. With respect to its benchmarks, the Fund outperformed its benchmarks for the all periods ended December 31, 2012. The Trustees considered the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the information provided by Lateef.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees evaluated expense comparison data for the Fund and Lateef’s similarly managed accounts and the Trustees also evaluated explanations provided by the Adviser as to differences in fees charged to the Fund and other similarly managed accounts. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund and that differences between fees charges to the Fund and other similarly managed accounts were warranted based on the different nature of the services.

30

LATEEF FUND

Other Information (Continued)

(Unaudited)

The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the New Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as its profitability. The Trustees were provided with the most recent available financial information for Lateef. The Trustees noted that the level of profitability of the Adviser is an important factor in providing service to the Fund, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as healthy, on-going concerns generally and, as investment adviser of the Fund, specifically. Based on the information provided, the Trustees concluded that the Adviser’s fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the New Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the New Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the New Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the New Agreement.

31

LATEEF FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

32

LATEEF FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None

33

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None

1 Ms.Wolcott may be deemed an “interested person” of the Trust as that term is definedin the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

34

LATEEF FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

35

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 100

Greenbrae, CA 94904

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2013 (Unaudited)

Dear Shareholder:

U.S. Economy

2012 began with expectations that the U.S. economy might finally be reaching escape velocity on the basis of rising consumer confidence, continued corporate profit growth and extraordinary accommodative monetary policy. However, a number of headwinds, such as the deepening euro zone debt crisis, a slowdown in China, the threat of military conflict in the Middle East over Iran’s nuclear ambitions, Hurricane Sandy, and reduced U.S. corporate spending driven by heightened policy uncertainties held back the expected pace of growth. It should be noted that the results of the 2012 elections left in place a government deeply divided over fiscal policy and thus uncertainties will continue to be an on-going concern.

Based on the consensus forecasts at the start of 2012, the U.S. economy was expected to grow between 2 and 2.5%. Instead, the Gross Domestic Product (GDP) in the first half of the year fell in the lower range of expectations, rising only 1.7%. In the third quarter, the economy unexpectedly rebounded with a 3.1% growth that was driven by temporary factors such as inventory accumulation and federal defense spending. Economic growth in the fourth quarter slowed considerably to 0.4%, putting the annual rate at 1.7%. Despite the lower than expected growth rate, the unemployment rate improved to 7.8% at year end, down from 8.5% at the beginning of 2012. Although employment levels improved, the total job base, as well as jobs added per month, remained well below levels prior to the start of the recession.

The slow recovery in the labor market also kept consumer price levels subdued. In 2012, headline inflation as reflected in the Consumer Price Index (CPI) declined from 3.2% to 2.1%. It was fairly in-line with the Federal Reserve’s (the “Fed”) stated long-run objective.

Continuing downside risks to the economic outlook swayed the Fed to maintain its accommodative policy. In its December meeting, the Federal Open Market Committee (FOMC) stated that it would maintain its current low interest rate policy until the unemployment rate declines to 6.5%; as long as its forecast for inflation remains below 2.5%. The Fed also expanded its third round of quantitative easing to $85 billion a month, adding $45 billion of Treasury purchases to its previous commitment to buy $40 billion of mortgage backed securities each month.

Hawaii Economy

The Hawaii economy continued to improve in 2012. After 5 years of contraction, the construction sector saw impressive gains. Both residential and commercial real estate are seeing increased prices and additional construction. Hawaii tourism experienced record levels in 2012, setting a new high for both visitor arrivals as well as visitor spending. Hawaii Tourism Authority recently announced even higher estimated levels for 2013. Industry projections for this year are 8.5 million visitors and $15.8 billion in visitor spending, a year-over-year increase of 6.3% and 10.7%, respectively. The state unemployment rate has been regularly running well below the national average, starting 2012 at 6.7% and dropping to 5.1% by December; as of February 2013 it stood at 5.2%. It is important to note that most of the improvements in the employment picture have been in Honolulu County (island of Oahu) while neighbor island recovery has lagged.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2013 (Unaudited)

Although there are many positive factors contributing to the local economy, we are not without challenges. We have yet to experience the full effects of sequestration or the sudden passing of Senator Inouye. In addition, funding State and Local government long term liabilities is an ongoing pursuit. Fortunately, increased awareness and pressure on legislators are creating momentum to make structural changes.

Municipal Market and Fund Performance

During the year ending April 30, 2013 the municipal market continued to perform well as limited new issuance, mixed economic data and value relative to treasuries sustained investor demand. State and local governments continued their efforts to resolve budgetary challenges while taking advantage of the low rate environment to issue refunding deals. The very low Fed Funds target rate of 0.25% continued to spur risk appetite. Over the 12 month period, 2 year municipal rates fell 1bps from 0.32% to 0.31%, while 30 year municipal rates fell 73bps from 4.13% to 3.40%.

The Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of 1.39% for the year ending April 30, 2013. The Pacific Capital Tax-Free Securities Fund had a total return of 4.40% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. Gross of Fee returns were 1.70% for the Pacific Capital Tax-Free Short Intermediate Securities Fund and 4.54% for the Pacific Capital Tax-Free Securities Fund. The Barclays Capital Hawaii 3-Year Municipal Bond Index had a total return of 1.32% for the year ending April 30, 2013 and the Barclays Capital Hawaii Municipal Bond Index had a total return of 4.34% for the same period.

Outlook and Strategy

The beginning of 2013 brought improving, but sometimes mixed economic data. Better than expected economic data releases moved yields higher, but comments regarding continued monetary stimulus from Fed officials pushed rates down again. We see these yield spikes as opportune times to reinvest available cash. Municipal bond mutual funds are beginning to experience outflows but limited new issuance is sustaining demand. We are currently longer in duration than the respective benchmarks but expect to become more in line over the coming months if the economy continues to improve and if Fed officials plan to wind down the quantitative easing programs.

In managing the Pacific Capital Tax-Free Short Intermediate Securities Fund and the Tax-Free Securities Fund, we keep in mind each fund’s goal of seeking high current income that is exempt from federal and Hawaii income tax. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance.

Asset Management Group of Bank of Hawaii’s (“AMG”) comments reflect the investment advisor’s views generally regarding the market and economy and are compiled from AMG’s research. These comments reflect opinions as of the date written and are subject to change.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2013 (Unaudited)

Credit Quality as of April 30, 2013
(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•    Top-down macroeconomic analysis of interest rate trends

•    Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•      As of April 30, 2013, AMG manages $1.2 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.6 billion in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2013 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the one-year period ending April 30, 2013, the Fund gained 4.40%, ahead of its benchmark, the Barclays Capital Hawaii Municipal Index, which returned 4.34%. The municipal sector continued to perform well this year, rewarding lower credit quality and longer duration bonds. Although consisting of higher quality bonds, the Fund’s longer duration helped to outperform the benchmark.

What major changes have occurred in the portfolio during the period covered by the report?

Although net redemptions occurred in the fiscal 4th quarter, the Fund experienced net subscriptions year over year. We looked to cautiously extend duration and purchase bonds with available cash at a reasonable risk return balance. We do not expect a sudden rise in rates, but in this extremely low interest rate environment, we need to be prepared for any early signs that may cause rates to back up.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the growth prospects for the economy and reduction in government stimulus. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2013 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Securities

Fund Class Y Shares vs. the Barclays Capital Hawaii Municipal Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2013

	1 Year	3 Year	5 Year	10 Year
Class Y Shares	4.40%	5.37%	4.89%	3.97%
Barclays Capital Hawaii Municipal Bond Index	4.34%	5.65%	5.89%	4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2012, are 0.35% and 0.15%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its Advisory fees until August 31, 2013. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust. Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2013 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2013 (Unaudited)

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2013 (Unaudited)

Credit Quality as of April 30, 2013
(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•    Top-down macroeconomic analysis of interest rate trends

•    Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•      As of April 30, 2013, AMG manages $1.2 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.6 billion in assets on behalf of Bank of Hawaii clients.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2013 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the one-year period ending April 30, 2013, the Fund gained 1.39%, ahead its benchmark, the Barclays Capital Hawaii 3-Year Municipal Index, which returned 1.32%. The municipal sector continued to perform well this year, rewarding lower credit quality and longer duration bonds. Although consisting of higher quality bonds, the Fund’s longer duration helped to outperform the benchmark.

What major changes have occurred in the portfolio during the period covered by the report?

The Fund experienced net subscriptions over the past year. We looked to slightly extend the duration and purchase bonds with a reasonable risk return balance.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the growth prospects for the economy and reduction in government stimulus. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2013 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Short Intermediate Securities

Fund Class Y Shares vs. the Barclays Capital Hawaii 3-Year Municipal Bond Index

Average Annual Total Returns for the Periods Ended April 30, 2013

	1 Year	3 Year	5 Year	10 Year
Class Y Shares	1.39%	1.72%	2.14%	2.21%
Barclays Capital Hawaii 3-Year Municipal Bond Index	1.32%	2.01%	3.17%	3.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2012, are 0.51% and 0.31%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its Advisory fees until August 31, 2013. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust. Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2013 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2013 (Unaudited)

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

10

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2012 and held for the entire period through April 30, 2013.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Expense Ratio During Period**
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,015.10	$0.50	0.10%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.30	0.50	0.10%
Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,006.80	$1.09	0.22%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.70	1.10	0.22%

*

Expenses are equal to the average account value times a Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365). The Funds’ ending account values on the first line in each table are based on the actual six month total returns of 1.51% for the Pacific Capital Tax-Free Securities Fund and 0.68% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 98.3%
Arizona — 2.1%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 0.00%, 07/01/31, (NATL-RE, FGIC Insured).	5,000,000	6,260,650

California — 1.4%
Foothill-Eastern Transportation Corridor Agency, CAB, Senior Lein, Series A, ETM, 0.00%, 01/01/25	2,000,000	1,528,320
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	2,781,400

		4,309,720

District of Columbia — 1.4%
District of Columbia, Income Tax Revenue, Series A, Callable 12/01/21 at 100, 5.00%, 12/01/30	3,590,000	4,251,601

Florida — 1.1%
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	2,800,000	3,196,536

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Georgia — 1.9%
Municipal Electric Authority Power Revenue, Series W, ETM, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	220,000	229,161
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	4,910,000	5,589,446

		5,818,607

Hawaii — 74.9%
County of Kauai GO, Series A, 5.00%, 08/01/22	315,000	400,176
County of Kauai GO, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,084,250
County of Kauai GO, Series A, Prerefunded 08/01/15 at 100, 5.00%, 08/01/23, (NATL-RE FGIC Insured)	600,000	662,034
County of Kauai GO, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,295,000	1,322,674
Hawaii County GO, Series A, 5.60%, 05/01/13, (NATL-RE, FGIC Insured)	605,000	605,000
Hawaii County GO, Series A, 5.25%, 07/15/17	1,655,000	1,958,560

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series A, Callable 07/15/14 at 100, 5.25%, 07/15/23, (NATL-RE Insured)	595,000	630,397
Hawaii County GO, Series A, Callable 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	2,031,761
Hawaii County GO, Series A, Callable 03/01/20 at 100, 4.00%, 03/01/28	2,470,000	2,694,671
Hawaii County GO, Series A, Callable 09/01/22 at 100, 5.00%, 09/01/29	1,500,000	1,800,555
Hawaii County GO, Series A, Callable 09/01/22 at 100, 5.00%, 09/01/32	1,500,000	1,777,320
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Halekauwila Place, Series A, Callable 06/01/14 at 100, 0.70%, 12/01/15	1,000,000	1,000,430
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31, (FHLMC Insured)	3,460,000	3,541,102

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Kuhio Park Terrace, Series B, Callable 06/10/2013 at 100, 1.25%, 10/01/13, (FHLMC Insured)	1,000,000	1,000,190
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA Insured)	3,945,000	4,312,635
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/22	1,350,000	1,629,936
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	4,094,335
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	2,000,000	2,339,920
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Co., Inc., Series A, AMT, Callable 06/10/13 at 101, 5.65%, 10/01/27, (NATL-RE Insured)	3,000,000	3,026,160

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Co., Inc., Series A, Callable 06/10/13 at 100, 5.50%, 12/01/14, (AMBAC Insured)	2,000,000	2,005,000
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,240,000	1,376,908
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/16	500,000	547,260
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	884,004
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/22	2,405,000	3,064,283
Hawaii State GO, Refunding, Series EF, Callable 11/01/22 at 100, 5.00%, 11/01/24	1,000,000	1,254,320
Hawaii State GO, Series CH, 4.75%, 11/01/13, (NATL-RE, IBC Insured)	1,435,000	1,467,244
Hawaii State GO, Series CM, 6.50%, 12/01/13, (NATL-RE, FGIC Insured)	5,000,000	5,181,800

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series CY, 5.75%, 02/01/15, (AGM Insured)	820,000	896,785
Hawaii State GO, Series DA, Prerefunded 09/01/13 at 100, 5.25%, 09/01/23, (NATL-RE Insured)	425,000	432,012
Hawaii State GO, Series DD, Callable 05/01/14 at 100, 5.00%, 05/01/17, (NATL-RE Insured)	1,000,000	1,047,250
Hawaii State GO, Series DD, Unrefunded Portion, Callable 05/01/14 at 100, 5.00%, 05/01/18, (NATL-RE Insured)	1,560,000	1,633,710
Hawaii State GO, Series DG, Callable 07/01/15 @ 100, 5.00%, 07/01/16, (AMBAC Insured)	1,000,000	1,097,280
Hawaii State GO, Series DI, Callable 03/01/16 at 100, 5.00%, 03/01/26, (AGM Insured)	1,000,000	1,106,800
Hawaii State GO, Series DJ, Unrefunded portion, Callable 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	890,000	1,031,038
Hawaii State GO, Series DJ, Prerefunded 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	110,000	128,681

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	1,025,000	1,187,001
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,676,360
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/28	3,000,000	3,479,910
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/23	5,100,000	6,034,065
Hawaii State GO, Series DN, 5.00%, 08/01/15	1,660,000	1,828,473
Hawaii State GO, Series DQ, ETM, 5.00%, 06/01/14	465,000	488,603
Hawaii State GO, Series DT, 5.00%, 11/01/15	1,500,000	1,667,910
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,900,000	2,187,242
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,712,320
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/29	4,000,000	4,798,400
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/30	5,000,000	5,976,650
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/27	5,000,000	6,049,750
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/31	1,000,000	1,191,070

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EE, 5.00%, 11/01/22	2,000,000	2,548,260
Hawaii State Go, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/27	745,000	911,418
Hawaii State GO, Series EE, Callable 11/01/22 at 100, 5.00%, 11/01/29	3,800,000	4,580,672
Hawaii State Harbor System Revenue, Series A, 5.00%, 07/01/17	185,000	212,635
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 4.75%, 07/01/24	220,000	250,100
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,000,000	3,482,970
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, (AGM Insured)	1,105,000	1,232,075
Hawaii State Harbor System Revenue, Series B, AMT, Callable 06/10/13 at 100, 5.50%, 07/01/19, (AMBAC Insured)	1,500,000	1,504,245
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,244,210
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	6,571,640

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,332,957
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/31	3,025,000	3,548,809
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/14 at 100, 4.75%, 07/01/18, (NATL-RE, FGIC Insured)	1,000,000	1,051,780
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.50%, 07/01/23, (NATL-RE Insured)	1,500,000	1,654,050
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.75%, 07/01/31, (NATL-RE Insured)	2,000,000	2,184,340
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,821,188

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 4.50%, 07/01/28	1,500,000	1,732,275
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/17, (NATL-RE Insured)	1,300,000	1,458,509
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/21, (NATL-RE Insured)	1,335,000	1,482,839
Honolulu City & County GO, Series A, 5.00%, 04/01/18	5,000,000	5,961,400
Honolulu City & County GO, Series A, 5.00%, 11/01/18	2,515,000	3,047,023
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/19, (NATL-RE Insured)	6,250,000	6,872,250
Honolulu City & County GO, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/21, (AGM Insured)	4,000,000	4,634,520

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,312,420
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/26, (NATL-RE Insured)	5,195,000	5,712,214
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/28, (NATL-RE Insured)	1,275,000	1,401,939
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/29, (NATL-RE Insured)	2,000,000	2,199,120
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/36	5,000,000	5,371,900
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/37	5,000,000	5,354,900
Honolulu City & County GO, Series B, Refunding, Callable 12/01/20 at 100, 5.00%, 12/01/34	1,500,000	1,758,510
Honolulu City & County GO, Series D, Callable 07/01/15 at 100, 5.00%, 07/01/20, (NATL-RE Insured)	2,000,000	2,199,120

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 4.00%, 09/01/21	250,000	285,320
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/23	3,500,000	4,306,050
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.00%, 07/01/22, (NATL-RE, FGIC Insured)	4,165,000	4,579,667
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/31, (NATL-RE Insured)	3,500,000	3,956,015
Honolulu City & County Waste Water System Revenue, Series B-1, Callable 07/01/16 at 100, 5.00%, 07/01/32, (NATL-RE Insured)	5,015,000	5,540,070
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution-A, Callable 07/01/22 at 100, 5.00%, 07/01/37	1,000,000	1,160,860

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior Series A, Prerefunded 07/01/15 at 100, 5.00%, 07/01/16, (NATL-RE Insured)	555,000	610,257
Honolulu City & County Wastewater System Revenue, Senior Series A, 3.25%, 07/01/20	1,000,000	1,124,900
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,182,945
Honolulu City & County, GO, Series B, Callable 12/01/20 at 100, 5.00%, 12/01/25	2,000,000	2,434,040
Maui County GO, 5.00%, 03/01/15, (NATL-RE Insured)	3,850,000	4,168,472
Maui County GO, Callable 06/01/23 at 100, 3.00%, 06/01/27	540,000	551,329
Maui County GO, Callable 06/01/23 at 100, 3.00%, 06/01/30	1,500,000	1,502,580
Maui County GO, Series A, Callable 07/01/17 at 100, 4.25%, 07/01/25, (AGM Insured)	500,000	551,850
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,095,170

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Series B & C, 4.00%, 07/01/14, (NATL-RE Insured)	400,000	416,900
University of Hawaii, 3.00%, 10/01/13	365,000	369,198
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,354,345
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,567,756
University of Hawaii System Revenue, Series A, Callable 07/15/16 at 100, 5.00%, 07/15/24, (AGM-CR, MBIA Insured)	470,000	529,215
University of Hawaii System Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,169,050

		227,430,512

Illinois — 2.2%
Chicago Midway Airport Revenue, Series C, 5.50%, 01/01/15, (NATL-RE Insured)	2,000,000	2,160,680
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured)	3,665,000	4,500,767

		6,661,447

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Massachusetts — 1.8%
Commonwealth of Massachusetts Refunding, GO, Series B, 5.25%, 09/01/21, (AGM Insured)	2,000,000	2,568,800
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series B, Callable 01/01/20 at 100, 5.00%, 01/01/23	2,500,000	2,974,075

		5,542,875

Michigan — 0.6%
Michigan Finance Authority Revenue Refunding Revolving Fund, 5.00%, 10/01/21	1,500,000	1,899,840

New Jersey — 0.1%
Passaic Valley Sewage Commissioner System Revenue Refunding, Series G, 5.75%, 12/01/21	300,000	375,375

North Carolina — 0.3%
Mecklenburg County GO, Series A, 5.00%, 08/01/19	750,000	933,210

Ohio — 0.4%
Ohio State, Infrastructure Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,262,490

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Oregon — 0.5%
Multnomah County GO, Callable 06/01/22 at 100, 5.00%, 06/01/23	1,095,000	1,378,879

Puerto Rico — 0.5%
Puerto Rico Electric Power Authority Revenue, Series NN, Prerefunded 07/01/13 at 100, 5.13%, 07/01/29	1,530,000	1,542,026

Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue, ETM, 0.00%, 06/01/21	2,955,000	2,556,784

Texas — 4.6%
Austin Certificates Obligation, GO, Callable 09/01/21 at 100, 4.00%, 09/01/30	2,860,000	3,075,844
Fort Worth Drainage Utility System Revenue, Callable 02/15/21 at 100, 4.50%, 02/15/27	2,765,000	3,112,173
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, (NATL-RE, FGIC Insured)	2,630,000	1,926,133
Harris County GO, Series C, Prerefunded 10/01/18 at 100, 5.75%, 10/01/23	1,750,000	2,201,482

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas — (Continued)
Houston Water and Sewer System Revenue, Unrefunded Balance CAB, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,271,760
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/18	2,000,000	2,384,100

		13,971,492

Washington — 3.7%
King County School District No. 403 Renton GO, Callable 12/01/16 at 100, 5.00%, 12/01/24, (NATL-RE, FGIC Insured, School Bond Guarantee)	3,000,000	3,410,460
Port of Seattle Revenue, Callable 02/01/16 at 100, 5.00%, 02/01/25, (XLCA Insured)	2,000,000	2,203,960
Washington State GO, Various Purpose, Series A, Callable 08/01/21 at 100, 4.50%, 08/01/31	5,000,000	5,649,200

		11,263,620

TOTAL MUNICIPAL BONDS (Cost $279,414,751)		298,655,664

	Shares	Value ($)
REGISTERED INVESTMENT COMPANY — 0.6%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	1,726,738	1,726,738

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,726,738)		1,726,738

TOTAL INVESTMENTS - 98.9% (Cost $281,141,489)		300,382,402
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		3,242,059

NET ASSETS - 100.0%		$303,624,461

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2013.

AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp.
Custodial Receipts
AMBAC	American Municipal Bond
Assurance Corp.
AMT	Subject to Alternative Minimum Tax
BNYM	Bank of New York Mellon
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage
Association
GNMA	Government National Mortgage
Association
GO	General Obligation
IBC	Insurance Bond Certificate

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2013

MBIA	Municipal Bond Investors Assurance	XLCA XL Capital Assurance
NATL-RE	National Reinsurance Corp.

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 97.1%
Alaska — 1.8%
Alaska State GO, Series B, 5.00%, 08/01/15	500,000	552,170
Alaska State GO, Series B, 5.00%, 08/01/16	500,000	573,015

		1,125,185

Arizona — 0.8%
Vistancia Community Facilities District GO, 4.00%, 07/15/13	500,000	502,970

Colorado — 1.5%
Colorado Health Facilities Authority Revenue, Catholic Health, Series A, 4.00%, 02/01/16	850,000	923,678

Connecticut — 1.9%
State of Connecticut Special Tax Revenue, 5.00%, 11/01/18	1,000,000	1,209,760

Georgia — 1.9%
Georgia State GO, Series I, 5.00%, 11/01/17	1,000,000	1,192,860

Guam — 2.4%
Guam Economic Development & Commerce Authority, CAB, Series B, ETM, 5.40%, 05/15/15	1,350,000	1,482,206

Hawaii — 59.2%
County of Kauai GO, Series A, 3.00%, 08/01/20	295,000	323,565

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
County of Maui GO, Prerefunded 03/01/15 at 100, 5.00%, 03/01/17, (NATL-RE Insured)	90,000	97,653
County of Maui GO, Series B & C, 4.00%, 07/01/13, (NATL-RE Insured)	230,000	231,421
County of Maui GO, Unrefunded Portion, Callable 03/01/15 at 100, 5.00%, 03/01/17, (NATL-RE Insured)	410,000	442,349
Hawaii County GO, Series A, 5.00%, 03/01/15	400,000	433,704
Hawaii County GO, Series A, 4.00%, 03/01/16	400,000	437,956
Hawaii County GO, Series A, Callable 07/15/18 at 100, 5.00%, 07/15/21	120,000	142,652
Hawaii County GO, Series A, Callable 07/15/14 at 100, 5.25%, 07/15/23, (NATL-RE Insured)	150,000	158,924
Hawaii County GO, Series B, 4.00%, 09/01/15	500,000	540,690
Hawaii County GO, Series B, 5.00%, 09/01/16	1,000,000	1,142,610
Hawaii County GO, Series B, 5.00%, 09/01/17	1,000,000	1,178,290
Hawaii Pacific Health Special Purpose Revenue, Series A, 3.00%, 07/01/14	500,000	512,800

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, AMT, 4.00%, 07/01/15	515,000	553,924
Hawaii State Airports System Revenue, Series B, AMT, 4.00%, 07/01/15	1,000,000	1,070,650
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/17	750,000	889,515
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/18	500,000	607,860
Hawaii State GO, Series CH, 4.75%, 11/01/13, (NATL-RE, IBC Insured)	1,000,000	1,022,470
Hawaii State GO, Series DA, Prerefunded 09/01/13 at 100, 5.25%, 09/01/17, (NATL-RE Insured)	1,010,000	1,026,665
Hawaii State GO, Series DG, 5.00%, 07/01/13, (AMBAC Insured)	2,100,000	2,116,275
Hawaii State GO, Series DG, Callable 07/01/15 at 100, 5.00%, 07/01/16, (AMBAC Insured)	1,475,000	1,618,488
Hawaii State GO, Series DQ, 4.00%, 06/01/13	1,000,000	1,003,020
Hawaii State GO, Series DQ, 5.00%, 06/01/17	375,000	439,545
Hawaii State GO, Series DR, 4.00%, 06/01/14	1,170,000	1,217,057

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EA, 4.00%, 12/01/20	1,000,000	1,178,430
Hawaii State Harbor System Revenue, Series A, 4.00%, 07/01/16	500,000	543,945
Hawaii State Highway Revenue, 5.00%, 01/01/14	500,000	515,645
Hawaii State Highway Revenue Bonds, Series B, 5.25%, 07/01/18, (AGM Insured)	500,000	606,345
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/17	325,000	363,571
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,172,380
Hawaii State Housing & Community Development Corp. Rental Housing System Revenue, Series A, 3.70%, 07/01/13, (AGM Insured)	1,055,000	1,059,220
Hawaii State Housing Finance & Development Corp., Multifamily Housing Kuhio Park Terrace, Series A, 2.00%, 10/01/15, (FHLMC Insured)	150,000	152,806

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Housing Finance & Development Corp., Series A, 2.35%, 07/01/17, (GNMA/FNMA Insured)	560,000	581,890
Hawaii State Housing Finance & Development Corp., Series A, 2.70%, 07/01/18, (GNMA/FNMA Insured)	570,000	598,910
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/20	320,000	397,984
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/22	500,000	633,115
Honolulu City & County GO, Series A, 4.00%, 08/01/16	500,000	554,365
Honolulu City & County GO, Series A, 3.00%, 11/01/18	500,000	552,485
Honolulu City & County GO, Series B, 5.50%, 07/01/13, (FSA Insured)	1,000,000	1,008,620
Honolulu City & County GO, Series B, Unrefunded Balance, 5.00%, 10/01/13	585,000	596,583

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, 5.00%, 08/01/16	625,000	713,006
Honolulu City & County GO, Series B, 5.00%, 11/01/20	500,000	624,415
Honolulu City & County GO, Series B, 5.00%, 11/01/21	955,000	1,208,467
Honolulu City & County GO, Series D, 5.00%, 09/01/14	1,140,000	1,211,569
Honolulu City & County GO, Series D, 2.25%, 09/01/14	780,000	800,561
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.25%, 07/01/17, (NATL-RE, FGIC Insured)	535,000	591,144
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	250,000	276,742
Honolulu City & County Waste Water System Revenue, Senior Series A, 5.00%, 07/01/19	1,000,000	1,225,010
Honolulu City & County Waste Water System Revenue, Senior Series A, 3.25%, 07/01/20	320,000	359,968

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, Series A, 4.00%, 07/01/13	500,000	503,060
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 5.00%, 07/01/20	500,000	621,850
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series B, 4.00%, 07/01/21	500,000	588,530
University of Hawaii Revenue, Series A, 5.00%, 10/01/14	550,000	584,194

		37,032,893

Illinois — 1.9%
Cook County Community Consolidated School District No 64 Park Ridge-Niles, 5.50%, 12/01/16, (AGM Insured)	1,000,000	1,162,360

Indiana — 1.6%
Indiana State Office Building Commission, Logansport State Hospital, Series D, Callable 07/01/14 at 100, 5.00%, 07/01/23, (AMBAC, State Appropriate Insured)	500,000	527,335

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Indiana — (Continued)
Northwest Allen County Middle School Building Corp. Revenue, First Mortgage, Callable 07/15/13 at 100, 5.25%, 07/15/18, (NATL-RE, State Aid Withholding Insured)	500,000	504,890

		1,032,225

Iowa — 0.8%
University of Iowa Facilities Corp. GO, Medical Education & Biomed Research Facility, 3.75%, 06/01/18	435,000	491,546

Nevada — 1.1%
Clark County GO, Refunding Infrastructure Improvement, Series B, 4.00%, 07/01/18	585,000	667,356

North Carolina — 4.9%
North Carolina State GO, Series B, 5.00%, 06/01/14	1,000,000	1,051,310
North Carolina State GO, Series D, 3.00%, 06/01/18	1,820,000	2,020,764

		3,072,074

Ohio — 4.1%
Ohio State GO, Prerefunded 06/15/13 at 100, 5.00%, 06/15/16	1,000,000	1,005,640

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Ohio — (Continued)
Ohio State GO, Infrastructure Improvement, Series A, Callable 03/01/15 at 100, 5.00%, 09/01/19	1,410,000	1,529,892

		2,535,532

Oklahoma — 0.8%
Oklahoma Development Finance Authority Health Refunding, INTEGRIS Baptist Medical Center, Series C, 5.00%, 08/15/16	455,000	517,594

Oregon — 1.1%
Oregon State GO, University System Revenue, Series A, 5.00%, 08/01/16	100,000	114,429
Portland City, Water System Revenue, First Lien, Series A, 5.00%, 05/01/18	460,000	553,656

		668,085

Puerto Rico — 1.9%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, ETM, 6.25%, 07/01/13, (NATL-RE, IBC, Commonwealth Guaranteed Insured)	1,200,000	1,211,604

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Texas — 3.5%
Bexar County GO, Edgewood Independent School District, 4.00%, 08/15/21	450,000	533,084
Harris County GO, Refunding Road, Series A, 5.00%, 10/01/20	1,000,000	1,248,590
North Harris Montgomery Community College District, Lone Star College System GO, 4.50%, 02/15/14, (NATL-RE Insured)	425,000	439,123

		2,220,797

Washington — 4.0%
County of King GO, Callable 12/01/22 at 100, 5.00%, 06/01/23	1,000,000	1,272,290
County of King GO, Refunding, 5.00%, 12/01/19	1,000,000	1,245,370

		2,517,660

Wisconsin — 1.9%
Waukesha City GO, Series A, Prerefunded 10/01/14 at 100, 5.00%, 10/01/16, (AGM Insured)	755,000	805,706

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2013

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Wisconsin — (Continued)
Waukesha City GO, Series A, Unrefunded Balance, Callable 10/01/14 at 100, 5.00%, 10/01/16, (AGM Insured)	340,000	362,035

		1,167,741

TOTAL MUNICIPAL BONDS (Cost $59,568,199)		60,734,126

	Shares
REGISTERED INVESTMENT COMPANY — 1.8%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.00%(a)	1,126,740	1,126,740

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,126,740)		1,126,740

TOTAL INVESTMENTS - 98.9% (Cost $60,694,939)		61,860,866
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		702,662

NET ASSETS - 100.0%		$62,563,528

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2013.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Service Authority
GNMA	Government National Mortgage Association
GO	General Obligation
IBC	Insurance Bond Certificate
NATL-RE	National Reinsurance Corp.

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Statement of Assets and Liabilities

April 30, 2013

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $281,141,489 and $60,694,939, respectively)	$300,382,402	$61,860,866
Receivable for capital shares sold	508,753	2,092,708
Dividends and interest receivable	3,962,260	791,795
Prepaid expenses and other assets	15,567	2,884

Total assets	304,868,982	64,748,253

Liabilities
Payable for capital shares redeemed	1,055,553	2,133,334
Payable for distributions to shareholders	132,485	13,121
Payable for audit fees	24,000	24,000
Payable for printing fees	11,940	2,728
Payable for administration and accounting fees	9,900	5,082
Payable for custodian fees	4,531	2,941
Payable for legal fees	3,296	639
Payable for transfer agent fees	2,290	2,309
Accrued expenses	526	571

Total liabilities	1,244,521	2,184,725

Net Assets	$303,624,461	$62,563,528

Net Assets Consist of:
Capital stock, $0.01 par value	$288,801	$60,731
Paid-in capital	284,752,350	62,071,059
Undistributed net investment income	—	49
Accumulated net realized loss from investments	(657,603)	(734,238)
Net unrealized appreciation on investments	19,240,913	1,165,927

Net Assets	$303,624,461	$62,563,528

Class Y:
Outstanding shares	28,880,120	6,073,061

Net asset value, offering and redemption price per share	$10.51	$10.30

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Statement of Operations

For the Year Ended April 30, 2013

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment Income
Interest	$9,537,559	$994,519
Dividends	4	2

Total investment income	9,537,563	994,521

Expenses
Advisory fees (Note 2)	564,332	106,230
Administration and accounting fees (Note 2)	87,190	44,077
Trustees’ and officers’ fees (Note 2)	45,241	8,844
Legal fees	33,259	6,098
Printing and shareholder reporting fees	29,419	5,799
Audit fees	24,000	24,001
Custodian fees (Note 2)	23,124	16,408
Transfer agent fees (Note 2)	22,799	22,737
Registration and filing fees	2,231	169
Other expenses	25,872	6,364

Total expenses before waivers and reimbursements	857,467	240,727

Less: waivers and reimbursements (Note 2)	(564,332)	(106,230)

Net expenses after waivers and reimbursements	293,135	134,497

Net investment income	9,244,428	860,024

Net realized and unrealized gain (loss) from investments:
Net realized gain (loss) from investments	(276,484)	4,806
Net change in unrealized appreciation (depreciation) on investments	2,668,909	(99,546)

Net realized and unrealized gain (loss) on investments	2,392,425	(94,740)

Net increase in net assets resulting from operations	$11,636,853	$765,284

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2013	April 30, 2012
Increase (Decrease) in net assets from operations:
Net investment income	$9,244,428	$8,607,695
Net realized gain (loss) from investments	(276,484)	1,998,565
Net change in unrealized appreciation on investments	2,668,909	9,514,637

Net increase in net assets resulting from operations	11,636,853	20,120,897

Less Dividends and Distributions to Shareholders:
Distributions to Class Y Shareholders:
From net investment income	(9,421,159)	(8,607,695)

Net decrease in net assets from dividends and distributions to shareholders	(9,421,159)	(8,607,695)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	50,118,442	30,294,932

Total increase in net assets	52,334,136	41,808,134

Net assets
Beginning of year	251,290,325	209,482,191

End of year	$303,624,461	$251,290,325

Undistributed net investment income, end of year	$—	$176,731

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2013	April 30, 2012
Increase (Decrease) in net assets from operations:
Net investment income	$860,024	$1,048,096
Net realized gain from investments	4,806	124,627
Net change in unrealized appreciation (depreciation) on investments	(99,546)	167,852

Net increase in net assets resulting from operations	765,284	1,340,575

Less Dividends and Distributions to Shareholders:
Distributions to Class Y Shareholders:
From net investment income	(881,272)	(1,048,096)

Net decrease in net assets from dividends and distributions to shareholders	(881,272)	(1,048,096)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	10,237,891	(5,681,927)

Total increase (decrease) in net assets	10,121,903	(5,389,448)

Net assets
Beginning of year	52,441,625	57,831,073

End of year	$62,563,528	$52,441,625

Undistributed net investment income, end of year	$49	$21,297

The accompanying notes are an integral part of the financial statements.

32

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011 †		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.41	$9.92	$10.16		$9.97	$9.94	$10.09

Net investment income	0.34	0.38	0.34		0.37	0.41	0.44
Net realized and unrealized gain (loss) from investments	0.11	0.49	(0.25)		0.20	0.04	(0.14)

Net increase in net assets resulting from operations	0.45	0.87	0.09		0.57	0.45	0.30

Dividends to shareholders from:
Net investment income	(0.35)	(0.38)	(0.33)		(0.38)	(0.41)	(0.44)
Net realized gains	—	—	—		—	(0.01)	(0.01)

Net asset value, end of period	$10.51	$10.41	$9.92		$10.16	$9.97	$9.94

Total investment return(a)	4.40%	8.92%	0.89	%(b)	5.77%	4.75%	3.02%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$303,624	$251,290	$209,482		$270,644	$233,348	$254,182
Ratio of expenses to average net assets	0.10%	0.15%	0.13	%*	0.71%	0.76%	0.70%
Ratio of expenses to average net assets without waivers and expense reimbursements(c)	0.30%	0.35%	0.33	%*	0.87%	0.91%	0.85%
Ratio of net investment income to average net assets	3.28%	3.71%	4.49	%(b)*	3.80%	4.21%	4.36%
Portfolio turnover rate	14.78%	29.36%	12.26	%**	12.10%	23.69%	30.61%

†	The Fund changed its fiscal year end to April 30.
(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(b)	During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total return for the Fund would have been 4.08% and 0.59%, respectively.
(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
*	Annualized.
**	Not annualized.

The accompanying notes are an integral part of the financial statements.

33

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.28	$10.39		$10.32	$10.20	$10.08

Net investment income	0.17	0.19	0.16		0.15	0.26	0.33
Net realized and unrealized gain (loss) from investments	(0.03)	0.05	(0.11)		0.06	0.12	0.12

Net increase in net assets resulting from operations	0.14	0.24	0.05		0.21	0.38	0.45

Dividends to shareholders from:
Net investment income	(0.17)	(0.19)	(0.16)		(0.14)	(0.26)	(0.33)

Net asset value, end of period	$10.30	$10.33	$10.28		$10.39	$10.32	$10.20

Total investment return(a)	1.39%	2.37%	0.45	%(b)	2.10%	3.80%	4.55%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$62,564	$52,442	$57,831		$68,291	$61,113	$47,552
Ratio of expenses to average net assets	0.25%	0.30%	0.30	%*	0.77%	0.81%	0.77%
Ratio of expenses to average net assets without waivers and expense reimbursements(c)	0.45%	0.50%	0.50	%*	0.88%	0.91%	0.87%
Ratio of net investment income to average net assets	1.62%	1.86%	2.06	%(b) *	1.46%	2.47%	3.27%
Portfolio turnover rate	23.97%	40.55%	13.20	%**	22.81%	40.33%	39.29%

†	The Fund changed its fiscal year end to April 30.
(a)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(b)

During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total return for the Fund would have been 1.86% and 0.35%, respectively.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
*	Annualized.
**	Not annualized.

The accompanying notes are an integral part of the financial statements.

34

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Funds’ investments carried at fair value:

			Level 2	Level 3
		Level 1	Other Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
Funds	04/30/13	Price	Inputs	Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$298,655,664	$—	$298,655,664	$—
Registered Investment Company	1,726,738	1,726,738	—	—

Total	$300,382,402	$1,726,738	$298,655,664	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$60,734,126	$—	$60,734,126	$—
Registered Investment Company	1,126,740	1,126,740	—	—

Total	$61,860,866	$1,126,740	$60,734,126	$—

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its entire advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2013. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.

Fee rates for the period May 1, 2012 through April 30, 2013, were as follows:

		Net Annual
		Fees Paid After
	Maximum Annual	Contractual
	Advisory Fee	Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $32,822 for the Pacific Capital Tax-Free Securities Fund and $6,223 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$93,257,057	$40,481,154
Pacific Capital Tax-Free Short Intermediate Securities Fund	23,515,888	12,304,602

4. Capital Share Transactions

For the year ended April 30, 2013, and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For The Year Ended		For The Year Ended
	April 30, 2013		April 30, 2012
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class Y
Sales	11,793,190	$123,978,651	13,409,241	$136,479,895
Reinvestments	13,313	139,802	14,048	143,451
Redemptions	(7,070,676)	(74,000,011)	(10,385,569)	(106,328,414)

Net Increase	4,735,827	$50,118,442	3,037,720	$30,294,932

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

	For The Year Ended		For The Year Ended
	April 30, 2013		April 30, 2012
	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	3,071,609	$31,645,226	4,046,402	$41,674,832
Reinvestments	1,778	18,326	2,257	23,271
Redemptions	(2,078,764)	(21,425,661)	(4,594,056)	(47,380,030)

Net Decrease	994,623	$10,237,891	(545,397)	$(5,681,927)

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The tax character of distributions paid during the fiscal year ended April 30, 2013, were as follows:

	Net	Net	Total	Tax	Total
	Investment	Long-Term	Taxable	Exempt	Distributions
	Income	Capital Gains	Distributions	Distributions	Paid*
Pacific Capital Tax-Free Securities Fund	$231,365	$—	$231,365	$9,179,509	$9,410,874
Pacific Capital Tax-Free Short Intermediate Securities Fund	4,066	—	4,066	877,190	881,256

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

The tax character of distributions paid during the fiscal year ended April 30, 2012, were as follows:

	Net	Net	Total	Tax	Total
	Investment	Long-Term	Taxable	Exempt	Distributions
	Income	Capital Gains	Distributions	Distributions	Paid
Pacific Capital Tax-Free
Securities Fund	$218,787	$—	$218,787	$8,359,174	$8,577,961
Pacific Capital Tax-Free Short
Intermediate Securities Fund	3,913	—	3,913	1,042,573	1,046,486

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

						Total
	Undistributed	Qualified			Unrealized	Accumulated
	Tax-Exempt	Late-Year	Distributions	Capital Loss	Appreciation/	Earnings/
	Income	Losses	Payable	Carryforwards	(Depreciation)	Deficit
Pacific Capital Tax-Free Securities Fund	$132,485	$(420,128)	$(132,485)	$(237,475)	$19,240,913	$18,583,310
Pacific Capital Tax-Free Short Intermediate Securities Fund	13,170	—	(13,121)	(734,238)	1,165,927	431,738

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) as of April 30, 2013 is as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
	Securities	Appreciation	Depreciation	(Depreciation)
Pacific Capital Tax-Free Securities
Fund	$281,141,489	$19,376,412	$(135,499)	$19,240,913
Pacific Capital Tax-Free Short Intermediate Securities Fund	60,694,939	1,173,786	(7,859)	1,165,927

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between

41

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Pacific Capital Tax-Free Securities Fund had late year ordinary loss deferrals of $420,128. The Pacific Capital Tax-Free Short Intermediate Securities Fund had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was April 30, 2012.

As of April 30, 2013, the Funds had pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires April 30,
	2015 ($)	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Pacific Capital Tax-Free Securities Fund	—	—	—	237,475	—
Pacific Capital Tax-Free Short Intermediate Securities Fund	577,000	49,093	15,122	75,378	17,645

During the fiscal year ended April 30, 2013, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund utilized $143,644 and $4,806, respectively, of prior year capital loss carryforwards.

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

42

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2013

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there were no following subsequent events requiring recognition or disclosure in the financial statements.

43

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pacific Capital Tax-Free Securities Fund and the

Pacific Capital Tax-Free Short Intermediate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Funds”) at April 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods ended July 31, 2010 through April 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended July 31, 2009 and prior were audited by other independent accountants whose report dated September 25, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

June 25, 2013

44

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2013 were as follows:

	Net	Net	Total	Tax	Total
	Investment	Long-Term	Taxable	Exempt	Distributions
	Income	Capital Gains	Distributions	Distributions	Paid*
Pacific Capital Tax-Free Securities Fund	$231,365	$—	$231,365	$9,179,509	$9,410,874
Pacific Capital Tax-Free Short Intermediate Securities Fund	4,066	—	4,066	877,190	881,256

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

45

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 21, 2013, the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Asset Management Group of Bank of Hawaii (the “Adviser” or “AMG”) and the Trust on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”) and the Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) (together, the “Funds”) (the “Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Funds, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of AMG, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG’s ability to service the Funds, and (x) compliance with the Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. AMG also provided its respective codes of ethics, most recent Form ADV and compliance policies and procedures, including their proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Funds;

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PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from AMG attended the meeting telephonically and discussed AMG’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Funds and AMG. The Trustees reviewed the historical performance charts for the one year, three year, five year, ten year and since inception periods ended December 31, 2012, as applicable, for (i) the Funds; (ii) the Barclays Capital Hawaii Municipal Bond Index and Barclays Capital Hawaii 3 Year Municipal Bond Index, the benchmarks for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively; (iii) the Morningstar National Intermediate Municipal funds category and Lipper other states intermediate municipal debt funds category, the Pacific Capital TF Fund’s applicable Morningstar and Lipper peer groups, respectively; (iv) the Morningstar Municipal Short funds category and Lipper other states short-intermediate municipal debt funds category, the Pacific Capital TFSI Fund’s applicable Morningstar and Lipper peer groups, respectively; and (v) the Hawaiian Tax-Free Trust, another investment company advised by AMG with investment objectives, strategies and policies similar to the Pacific Capital TF Fund.

The Trustees noted that the Pacific Capital TFSI Fund underperformed the Lipper peer group median for the one year, two year, three year, five year and since inception periods ended December 31, 2012 and underperformed the average return of the Fund’s Morningstar peer group for the one year, three year, five year and ten year periods ended December 31, 2012. The Trustees also noted that the Pacific Capital TF Fund outperformed the Lipper peer group median for the one year, two year, three year, five year and since inception periods ended December 31, 2012, outperformed the average return of the Fund’s Morningstar peer group for the one year and five year periods ended December 31, 2012 and performed in line with the average return for three year and ten year periods ended December 31, 2012. The Trustees noted that the Pacific Capital TF Fund also outperformed the Hawaiian Tax-Free Trust, another mutual fund advised by AMG, for the one year, three year, five year and ten year periods ended December 31, 2012. The Trustees concluded that the performance of the Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from the Adviser’s relationship with the Funds. The Trustees considered the fees that the Adviser charges to its separately managed accounts, and evaluated the explanations provided by AMG as to differences in fees charged to the Funds and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Funds versus other similarly managed funds.

47

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

The Trustees noted that the Funds’ net advisory fee and total expense ratio were lower than the median net advisory fee and total expense ratio of the Lipper other states short-intermediate municipal debt fund category with respect to the Pacific Capital TFSI Fund and the Lipper other states municipal debt funds category with respect to the Pacific Capital TF Fund. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to each Fund. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds based on the information provided at the Meeting.

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Funds by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Funds, as well as the Adviser’s profitability. The Trustees were provided with a profitability analysis prepared by the Adviser with respect to the Funds and the most recent financial statements for Bank of Hawaii Corporation, the parent company of the Adviser, for the year ended December 31, 2012. The Trustees noted that the Adviser’s level of profitability is an important factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Funds.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for each Fund for the benefit of Fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increased.

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PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

At this time, the Trustees determined to approve the Agreement for an additional one year period. In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement.

49

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

50

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.

51

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28	Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

52

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing-the administrator and accounting agent and transfer agent to the Trust.

53

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

54

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

PEMBERWICK FUND

Annual Investment Advisor’s Report

April 30, 2013

(Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the period from May 1, 2012 through April 30, 2013. Portfolio performance information, market commentary and our outlook for the period ended April 30, 2013 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From May 1, 2012 through April 30, 2013 Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 2.19% net of expenses. The Portfolio’s primary benchmark, the Barclays Capital 1- 3 year Government/Credit Index, returned 1.04% during the same period. Since its inception on February 1, 2010 Pemberwick has generated a return net of expenses of 1.66% vs. the Barclay benchmark return of 1.61% for the same period. The Barclay benchmark index does not reflect any expenses or transaction costs. Pemberwick generated a return before expenses but after transaction costs of 2.64% for the year ended April 30, 2013 and 2.10% since inception.

Pemberwick began the year focused on continuing its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns due to the upward sloping yield curve without taking on significant duration risk. In addition, Pemberwick has continued to concentrate its investments in investment grade floating rate bonds issued by large financial institutions and securities issued by the US Treasury and Agencies. The floating rate securities, which currently make up approximately 50% of the Pemberwick portfolio, have performed well in the past year. The yield on the debt of the larger banks decreased significantly during 2012. Bank debt yields recovered much of what had been lost in the previous fiscal year and Pemberwick closed out its fiscal year with a net asset value of $10.12 per share, up from $10.03 as of April 30, 2012.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

PEMBERWICK FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2013

(Unaudited)

PORTFOLIO POSITIONING:

Pemberwick Fund continues to be invested primarily in investment grade floating rate securities issued by large financial institutions and securities issued by the US Treasury and Agencies. In addition, Pemberwick currently has approximately 7% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick’s net assets have remained relatively flat during fiscal year ended April 30, 2013: net assets have increased from approximately $119.5 million as of April 30, 2012 to approximately $119.8 million as of April 30, 2013.

Pemberwick Investment Advisors LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pemberwick Fund

vs. Barclays 1-3 Year Government/Credit Index

Average Annual Total Returns For the Periods Ended April 30, 2013
	1 Year	3 Year	Since Inception*
Pemberwick Fund	2.19%	1.77%	1.66%
Barclays 1-3 Year Government/Credit Index	1.04%	1.60%	1.61%

* The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself. The benchmark does not reflect any expenses or transaction costs.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785.The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expense ratio, as stated in the current prospectus dated September 1, 2012, is 0.80% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund has voluntarily agreed to waive its management fee. For the period February 1, 2010 (commencement of operations) through June 14, 2010, Pemberwick waived 30 basis points. Since June 15, 2010, Pemberwick has voluntarily agreed to waive 35 basis points. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. This waiver can be discontinued at any time at the discretion of Pemberwick.

3

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Barclays 1-3 Year Government/Credit Index. The Barclays 1-3 Year Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PEMBERWICK FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2012, through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PEMBERWICK FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Pemberwick Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Actual	$1,000.00	$1,006.40	$2.14
Hypothetical (5% return before expenses)	1,000.00	1,022.66	2.16

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 0.43% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) then divided by 365 days. The Fund’s ending account values on the first line in each table are based on the actual six-months total return for the Fund of 0.64%.

6

PEMBERWICK FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Corporate Bonds and Notes	55.3%	$66,193,703
U.S. Treasury Obligations	26.2	31,399,189
U.S. Government Agency Obligations	13.9	16,654,179
Collateralized Mortgage Obligations	2.7	3,173,600
Government Bonds	0.0	41,909
Other Assets In Excess of Liabilities	1.9	2,330,905

NET ASSETS	100.0%	$119,793,485

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — 55.3%
Communications — 0.3%
AT&T, Inc. 2.50%, 08/15/2015	$50,000	$51,969
AT&T, Inc. 0.80%, 12/01/2015	12,000	11,989
BellSouth Corp. 5.20%, 09/15/2014	90,000	95,580
Cellco Partnership/Verizon Wireless Capital, LLC 5.55%, 02/01/2014	75,000	77,660
Cisco Systems, Inc. 2.90%, 11/17/2014	30,000	31,194
eBay, Inc. 1.63%, 10/15/2015	35,000	35,909

		304,301

Consumer, Cyclical — 0.1%
Target Corp. 4.00%, 06/15/2013	45,000	45,192
Wal-Mart Stores, Inc. 4.55%, 05/01/2013	40,000	39,999
Wal-Mart Stores, Inc. 7.25%, 06/01/2013	15,000	15,080
Wal-Mart Stores, Inc. 2.25%, 07/08/2015	25,000	26,011

		126,282

Consumer, Non-cyclical — 0.2%
Coca-Cola Co. (The) 1.50%, 11/15/2015	35,000	35,884
GlaxoSmithKline Capital, Inc. 0.70%, 03/18/2016	15,000	15,018
Pepsico, Inc. 3.75%, 03/01/2014	65,000	66,778

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Consumer, Non-cyclical — (Continued)
Procter & Gamble Co. (The) 4.95%, 08/15/2014	$55,000	$58,283

		175,963

Energy — 0.1%
BP Capital Markets PLC 5.25%, 11/07/2013	45,000	46,137
Shell International Finance BV 4.00%, 03/21/2014	10,000	10,326
Shell International Finance BV 3.10%, 06/28/2015	50,000	52,831

		109,294

Financial — 53.9%
American Express Credit Corp. 2.75%, 09/15/2015	30,000	31,426
American Express Credit Corp. 2.80%, 09/19/2016	100,000	106,159
Bank of America Corp. 0.61%, 09/15/2014 (a)	2,000,000	1,995,530
Bank of America Corp. 3.63%, 03/17/2016	10,000	10,620
Bank of America Corp. 6.50%, 08/01/2016	230,000	265,482
Bank of America Corp. 0.62%, 08/15/2016 (a)	2,000,000	1,930,218
Bank of America NA 0.56%, 06/15/2016 (a)	2,000,000	1,945,562
Bank of New York Mellon Corp. (The) 4.30%, 05/15/2014	75,000	78,064

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Bank of New York Mellon Corp. (The) 0.70%, 10/23/2015	$29,000	$29,099
Bank of New York Mellon Corp. (The) 0.70%, 03/04/2016	25,000	25,032
Barclays Bank PLC 5.20%, 07/10/2014	100,000	105,286
BB&T Corp. 3.20%, 03/15/2016	50,000	53,281
Berkshire Hathaway Finance Corp. 4.60%, 05/15/2013	85,000	85,121
Berkshire Hathaway Finance Corp. 5.10%, 07/15/2014	90,000	95,119
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015	17,000	17,853
Blackrock, Inc. 3.50%, 12/10/2014	40,000	41,982
Caterpillar Financial Services Corp. 6.13%, 02/17/2014	15,000	15,692
Caterpillar Financial Services Corp. 2.65%, 04/01/2016	20,000	21,102
Caterpillar Financial Services Corp. 1.63%, 06/01/2017	60,000	61,342
Charles Schwab Corp. (The) 0.85%, 12/04/2015	25,000	25,156
Citigroup, Inc. 6.50%, 08/19/2013	200,000	203,594

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Citigroup, Inc. 6.00%, 12/13/2013	$100,000	$103,358
Citigroup, Inc. 0.41%, 03/07/2014 (a)	2,000,000	1,996,646
Citigroup, Inc. 6.38%, 08/12/2014	30,000	32,087
Citigroup, Inc. 0.55%, 11/05/2014 (a)	2,525,000	2,517,662
Citigroup, Inc. 6.01%, 01/15/2015	50,000	54,189
Citigroup, Inc. 0.55%, 06/09/2016 (a)	2,000,000	1,942,264
Citigroup, Inc. 4.45%, 01/10/2017	20,000	22,136
CME Group, Inc. 5.40%, 08/01/2013	20,000	20,241
CME Group, Inc. 5.75%, 02/15/2014	40,000	41,637
Credit Suisse 5.50%, 05/01/2014	125,000	131,197
Credit Suisse USA, Inc. 5.13%, 08/15/2015	100,000	109,679
Deutsche Bank AG London 4.88%, 05/20/2013	140,000	140,307
General Electric Capital Corp. 0.41%, 06/20/2013 (a)	2,000,000	2,000,160
General Electric Capital Corp. 1.28%, 09/23/2013 (a)	406,000	407,544
General Electric Capital Corp. 0.40%, 12/17/2013 (a)	1,400,000	1,400,451

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
General Electric Capital Corp. 0.40%, 12/20/2013 (a)	$1,575,000	$1,575,973
General Electric Capital Corp. 0.41%, 03/20/2014 (a)	4,500,000	4,504,635
General Electric Capital Corp. 5.65%, 06/09/2014	35,000	37,028
General Electric Capital Corp. 0.43%, 09/15/2014 (a)	1,400,000	1,399,175
General Electric Capital Corp. 3.50%, 06/29/2015	20,000	21,149
General Electric Capital Corp. 6.90%, 09/15/2015	50,000	56,704
General Electric Capital Corp. 4.38%, 09/21/2015	110,000	119,085
General Electric Capital Corp. 2.25%, 11/09/2015	277,000	286,874
General Electric Capital Corp. 5.40%, 02/15/2017	75,000	86,276
General Electric Capital Corp. 7.13%, 12/29/2049 (a)	1,000,000	1,172,654
Goldman Sachs Group, Inc. (The) 4.75%, 07/15/2013	45,000	45,398

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/2013	$30,000	$30,639
Goldman Sachs Group, Inc. (The) 1.27%, 02/07/2014 (a)	1,000,000	1,005,150
Goldman Sachs Group, Inc. (The) 0.78%, 01/12/2015 (a)	3,400,000	3,396,988
Goldman Sachs Group, Inc. (The) 5.13%, 01/15/2015	100,000	106,923
Goldman Sachs Group, Inc. (The) 0.68%, 07/22/2015 (a)	400,000	398,287
Goldman Sachs Group, Inc. (The) 3.70%, 08/01/2015	90,000	95,222
Goldman Sachs Group, Inc. (The) 3.63%, 02/07/2016	70,000	74,590
Goldman Sachs Group, Inc. (The) 5.75%, 10/01/2016	30,000	34,231
Hartford Life Global FundingTrusts 0.46%, 06/16/2014 (a)	700,000	699,978
HSBC Finance Corp. 0.53%, 01/15/2014 (a)	5,000,000	4,996,905
HSBC Finance Corp. 0.72%, 06/01/2016 (a)	2,000,000	1,981,556
John Deere Capital Corp. 4.90%, 09/09/2013	50,000	50,817
John Deere Capital Corp. 1.40%, 03/15/2017	50,000	50,961

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Merrill Lynch & Co., Inc. 6.40%, 08/28/2017	$50,000	$58,893
Morgan Stanley 0.58%, 01/09/2014 (a)	1,000,000	998,146
Morgan Stanley 4.20%, 11/20/2014	250,000	261,713
Morgan Stanley 0.76%, 10/15/2015 (a)	2,000,000	1,976,172
Morgan Stanley 0.73%, 10/18/2016 (a)	2,500,000	2,443,158
National City Bank 0.63%, 12/15/2016 (a)	4,000,000	3,975,164
Northern Trust Corp. 5.50%, 08/15/2013	75,000	76,128
PACCAR Financial Corp. 1.55%, 09/29/2014	30,000	30,493
PNC Funding Corp. 0.48%, 01/31/2014 (a)	2,000,000	2,001,996
Royal Bank of Scotland PLC (The) 2.71%, 08/23/2013 (a)	640,000	643,387
State Street Corp. 4.30%, 05/30/2014	35,000	36,499
State Street Corp. 2.88%, 03/07/2016	10,000	10,649
State Street Corp. 5.38%, 04/30/2017	15,000	17,432
Toyota Motor Credit Corp. 3.20%, 06/17/2015	55,000	58,028
Travelers Cos, Inc. (The) 6.25%, 06/20/2016	15,000	17,455
US Bancorp 2.88%, 11/20/2014	75,000	77,841
US Bancorp 3.15%, 03/04/2015	45,000	47,205

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
US Bancorp 2.45%, 07/27/2015	$15,000	$15,630
US Bank NA 0.56%, 10/14/2014 (a)	2,000,000	2,001,584
Wachovia Bank NA 4.80%, 11/01/2014	1,000,000	1,062,300
Wachovia Bank NA 0.65%, 11/03/2014 (a)	7,000,000	7,010,969
Wachovia Corp. 2.07%, 05/01/2013 (a)	1,000,000	1,000,000
Wachovia Corp. 5.50%, 05/01/2013	55,000	54,999
Wachovia Corp. 5.63%, 10/15/2016	100,000	114,789
Wells Fargo & Co. 1.50%, 07/01/2015	20,000	20,362
Wells Fargo & Co. 3.68%, 06/15/2016 (b)	200,000	216,204

		64,516,672

Industrial — 0.1%
Caterpillar, Inc. 7.00%, 12/15/2013	20,000	20,827
Danaher Corp. 1.30%, 06/23/2014	24,000	24,249
Emerson Electric Co. 5.00%, 12/15/2014	40,000	42,837
Illinois Tool Works, Inc. 5.15%, 04/01/2014	50,000	52,070

		139,983

Technology — 0.5%
Apple, Inc. 0.45%, 05/03/2016	49,000	48,911
HP Enterprise Services, LLC 6.00%, 08/01/2013	200,000	202,593

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Technology — (Continued)
Intel Corp. 1.95%, 10/01/2016	$47,000	$48,762
International Business Machines Corp. 6.50%, 10/15/2013	100,000	102,807
Microsoft Corp. 2.95%, 06/01/2014	25,000	25,738
Microsoft Corp. 1.00%, 05/01/2018	60,000	60,196
National Semiconductor Corp. 6.60%, 06/15/2017	25,000	30,347
Oracle Corp. 5.25%, 01/15/2016	50,000	56,199
Oracle Corp. 1.20%, 10/15/2017	15,000	15,109
Texas Instruments, Inc. 1.38%, 05/15/2014	55,000	55,635

		646,297

Utilities — 0.1%
Alabama Power Co. 5.80%, 11/15/2013	35,000	35,987
Detroit Edison Co. (The) 6.40%, 10/01/2013	30,000	30,717
Duke Energy Carolinas, LLC 5.75%, 11/15/2013	55,000	56,536
Duke Energy Carolinas, LLC 5.25%, 01/15/2018	20,000	23,738
Georgia Power Co. 5.25%, 12/15/2015	25,000	27,933

		174,911

TOTAL CORPORATE BONDS AND NOTES (Cost $64,755,571)		66,193,703

	Par Value	Value
GOVERNMENT BONDS — 0.0%
Province of Ontario Canada 2.70%, 06/16/2015	$40,000	$41,909

TOTAL GOVERNMENT BONDS (Cost $39,992)		41,909

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Federal Home Loan Mortgage Corporation REMICS — 1.4%
Series 2777, Class VX 5.00%, 04/15/2015	44,636	45,370
Series 2542, Class ES 5.00%, 12/15/2017	48,054	51,396
Series 2564, Class HJ 5.00%, 02/15/2018	31,738	34,001
Series 2627, Class MC 4.50%, 05/15/2018	114,263	121,003
Series 2617, Class GR 4.50%, 05/15/2018	60,381	64,461
Series 2611, Class UH 4.50%, 05/15/2018	55,412	58,208
Series 2617, Class TK 4.50%, 06/15/2018	89,436	95,196
Series 2649, Class KA 4.50%, 07/15/2018	73,565	78,002
Series 2677, Class JA 5.00%, 09/15/2018	3,827	3,855
Series 2693, Class PE 4.50%, 10/15/2018	88,834	94,349
Series 2746, Class EG 4.50%, 02/15/2019	98,378	104,546
Series 2780, Class JG 4.50%, 04/15/2019	6,340	6,512
Series 3461, Class BV 5.00%, 06/15/2019	25,052	25,125

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2814, Class GB 5.00%, 06/15/2019	$23,264	$24,087
Series 3558, Class AW 4.75%, 08/15/2019	26,001	26,609
Series 2639, Class UG 4.00%, 03/15/2022	30,185	30,795
Series 2639, Class UH 4.25%, 03/15/2022	25,959	26,551
Series 2503, Class JV 5.50%, 05/15/2022	8,978	8,986
Series 2924, Class EH 5.25%, 03/15/2024	30,953	32,205
Series 2989, Class TG 5.00%, 06/15/2025	99,720	110,069
Series 3002, Class YD 4.50%, 07/15/2025	40,479	43,755
Series 2691, Class ME 4.50%, 04/15/2032	47,166	48,173
Series 2735, Class OG 5.00%, 08/15/2032	24,765	25,196
Series 2764, Class TE 5.00%, 10/15/2032	56,524	58,018
Series 2802, Class OA 4.50%, 12/15/2032	9,854	9,911
Series 2760, Class PD 5.00%, 12/15/2032	83,908	86,463
Series 2655, Class QA 5.00%, 02/15/2033	12,009	12,587
Series 2827, Class TE 5.00%, 04/15/2033	162,564	168,655
Series 3067, Class PK 5.50%, 05/15/2034	80,896	83,480

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2881, Class AE 5.00%, 08/15/2034	$48,496	$52,639
Series 2933, Class HD 5.50%, 02/15/2035	67,222	76,081

		1,706,284

Federal National Mortgage Association REMICS — 1.0%
Series 2008-26, Class VJ 5.00%, 03/25/2018	88,213	88,610
Series 2004-81, Class KD 4.50%, 07/25/2018	18,919	19,054
Series 2003-92, Class PE 4.50%, 09/25/2018	83,534	88,822
Series 2008-54, Class EA 5.00%, 07/25/2019	47,318	47,787
Series 2005-91, Class DA 4.50%, 10/25/2020	3,250	3,264
Series 2004-65, Class EJ 5.00%, 05/25/2023	13,280	13,389
Series 2003-80, Class YE 4.00%, 06/25/2023	34,565	36,285
Series 2005-40, Class YG 5.00%, 05/25/2025	95,775	107,029
Series 2007-27, Class MQ 5.50%, 04/25/2027	29,252	32,943
Series 2003-21, Class PJ 4.50%, 12/25/2031	8,001	8,053
Series 2005-12, Class JE 5.00%, 09/25/2033	178,929	185,199
Series 2005-16, Class PE 5.00%, 03/25/2034	43,017	44,992
Series 2005-48, Class AR 5.50%, 02/25/2035	84,720	93,168

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — (Continued)
Series 2005-62, Class CQ 4.75%, 07/25/2035	$46,581	$49,837
Series 2005-68, Class PG 5.50%, 08/25/2035	85,111	97,035
Series 2005-84, Class TG 5.00%, 09/25/2035	20,957	21,216
Series 2010-64, Class EH 5.00%, 10/25/2035	78,768	81,998
Series 2005-83, Class LA 5.50%, 10/25/2035	52,942	60,972
Series 2007-39, Class NA 4.25%, 01/25/2037	35,091	36,775
Series 2009-47, Class PA 4.50%, 07/25/2039	69,348	74,335

		1,190,763

Government National Mortgage Association — 0.3%
Series 2002-22, Class GF 6.50%, 03/20/2032	81,761	97,524
Series 2002-51, Class D 6.00%, 07/20/2032	108,359	123,205
Series 2008-50, Class NA 5.50%, 03/16/2037	52,090	55,824

		276,553

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,150,850)		3,173,600

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.9%
Federal Home Loan Bank — 2.4%
1.88%, 06/21/2013	$1,300,000	$1,303,249
2.63%, 09/13/2013	60,000	60,559
4.88%, 12/13/2013	500,000	514,684
1.38%, 05/28/2014	250,000	253,304
2.50%, 06/13/2014	255,000	261,685
5.38%, 06/13/2014	315,000	333,285
3.13%, 03/11/2016	165,000	177,954

		2,904,720

Federal Home Loan Mortgage Corporation — 5.2%
0.50%, 10/15/2013	1,125,000	1,127,072
5.00%, 01/30/2014	450,000	466,412
1.00%, 08/20/2014	450,000	454,766
0.63%, 12/29/2014	700,000	704,837
0.50%, 04/17/2015	200,000	201,057
5.25%, 04/18/2016	400,000	457,447
2.50%, 05/27/2016	580,000	616,944
2.00%, 08/25/2016	1,330,000	1,397,983
1.00%, 03/08/2017	150,000	152,600
5.50%, 04/01/2021 Gold Pool #G11941	92,697	100,046
5.50%, 11/01/2021 Gold Pool #G12454	45,659	48,993
5.50%, 04/01/2023 Gold Pool #G13145	77,733	83,410
4.50%, 06/01/2029 Gold Pool #C91251	59,220	64,233
4.50%, 12/01/2029 Gold Pool #C91281	93,501	101,417
4.50%, 04/01/2030 Gold Pool #C91295	55,067	59,539

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
4.00%, 02/01/2026 Gold Pool #J14494	$156,322	$166,268
4.00%, 06/01/2026 Gold Pool #J15974	54,499	57,966

		6,260,990

Federal National Mortgage Association — 6.3%
0.50%, 08/09/2013	750,000	750,847
1.13%, 10/08/2013	275,000	276,240
0.75%, 12/18/2013	150,000	150,632
4.13%, 04/15/2014	900,000	934,324
2.50%, 05/15/2014	1,400,000	1,434,290
1.13%, 06/27/2014	150,000	151,716
5.00%, 12/01/2014 Pool #255598	17,877	19,227
2.38%, 07/28/2015	350,000	366,263
1.63%, 10/26/2015	500,000	515,978
1.50%, 10/28/2015	150,000	154,034
2.25%, 03/15/2016	500,000	526,610
5.00%, 03/15/2016	35,000	39,631
1.38%, 11/15/2016	310,000	320,051
4.88%, 12/15/2016	170,000	196,728
1.25%, 01/30/2017	200,000	205,445
1.13%, 04/27/2017	300,000	306,390
5.38%, 06/12/2017	250,000	298,723
6.00%, 09/01/2019 Pool #735439	20,502	21,996
5.50%, 06/01/2020 Pool #888601	28,162	30,125
5.00%, 05/01/2023 Pool #254762	45,006	48,140

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
5.50%, 01/01/2024 Pool #AD0471	$44,660	$48,667
5.00%, 07/01/2024 Pool #255320	22,574	24,803
5.00%, 12/01/2025 Pool #256045	92,404	100,501
5.50%, 02/01/2028 Pool #257075	72,425	78,928
5.50%, 05/01/2028 Pool #257204	81,659	88,940
4.00%, 08/01/2029 Pool #MA0142	83,822	90,795
5.50%, 04/01/2037 Pool #AD0249	98,236	107,993
7.00%, 04/01/2037 Pool #888366	30,954	36,853
5.00%, 10/01/2039 Pool #AC3237	150,809	163,599

		7,488,469

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,459,602)		16,654,179

U.S. TREASURY OBLIGATIONS — 26.2%
U.S. Treasury Notes — 26.2%
0.13%, 08/31/2013	300,000	300,070
0.25%, 11/30/2013	350,000	350,369
0.25%, 02/28/2014	300,000	300,340
0.25%, 05/31/2014	600,000	600,750
0.25%, 02/15/2015	500,000	500,450

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2013

	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
0.50%, 10/15/2013	$400,000	$400,812
0.50%, 08/15/2014	350,000	351,545
0.50%, 07/31/2017	190,000	189,718
0.63%, 05/31/2017	30,000	30,152
0.63%, 08/31/2017	160,000	160,538
0.63%, 09/30/2017	300,000	300,773
0.63%, 11/30/2017	100,000	100,164
0.75%, 08/15/2013	655,000	656,408
0.75%, 09/15/2013	2,700,000	2,707,066
0.75%, 12/15/2013	950,000	953,897
0.75%, 10/31/2017	280,000	282,078
0.75%, 12/31/2017	600,000	603,844
0.75%, 02/28/2018	450,000	452,426
0.75%, 03/31/2018	275,000	276,246
0.88%, 11/30/2016	300,000	304,922
0.88%, 12/31/2016	200,000	203,266
0.88%, 01/31/2017	550,000	558,809
0.88%, 04/30/2017	175,000	177,693
0.88%, 01/31/2018	850,000	859,695
1.00%, 05/15/2014	420,000	423,774
1.00%, 08/31/2016	520,000	530,847
1.00%, 09/30/2016	370,000	377,776
1.00%, 10/31/2016	650,000	663,660
1.00%, 03/31/2017	320,000	326,550
1.13%, 06/15/2013	710,000	711,027
1.25%, 03/15/2014	250,000	252,471
1.25%, 04/15/2014	1,250,000	1,263,428
1.25%, 08/31/2015	150,000	153,527
1.25%, 09/30/2015	300,000	307,266
1.25%, 10/31/2015	100,000	102,453
1.38%, 05/15/2013	100,000	100,062

	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
1.38%, 11/30/2015	$320,000	$329,000
1.50%, 06/30/2016	590,000	611,572
1.50%, 07/31/2016	495,000	513,330
1.75%, 07/31/2015	150,000	155,086
1.75%, 05/31/2016	1,015,000	1,059,090
1.88%, 10/31/2017	275,000	290,963
2.00%, 11/30/2013	1,350,000	1,365,082
2.00%, 01/31/2016	150,000	157,031
2.00%, 04/30/2016	835,000	876,880
2.13%, 11/30/2014	150,000	154,611
2.13%, 12/31/2015	400,000	419,594
2.13%, 02/29/2016	515,000	541,595
2.25%, 05/31/2014	300,000	306,844
2.25%, 01/31/2015	1,095,000	1,134,267
2.38%, 02/28/2015	560,000	582,182
2.38%, 03/31/2016	770,000	816,501
2.50%, 04/30/2015	265,000	277,029
2.63%, 07/31/2014	225,000	231,952
2.63%, 04/30/2016	250,000	267,188
3.00%, 09/30/2016	300,000	326,602
3.13%, 08/31/2013	600,000	606,141
3.13%, 04/30/2017	200,000	220,984
3.50%, 05/31/2013	400,000	401,188
4.00%, 02/15/2015	520,000	555,242
4.13%, 05/15/2015	775,000	836,395
4.25%, 08/15/2015	1,400,000	1,527,968

TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,103,622)		31,399,189

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Portfolio of Investments (Concluded)

April 30, 2013

Value
TOTAL INVESTMENTS - 98.1% (Cost $115,509,637)	$117,462,580
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%	2,330,905

NET ASSETS - 100.0%	$119,793,485

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2013.
(b)	Multi-Step Coupon. Rate disclosed is as of April 30, 2013.

REMICs Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $115,509,637)	$117,462,580
Cash	3,836,314
Dividends and interest receivable	385,154
Prepaid expenses and other assets	8,941

Total assets	121,692,989

Liabilities
Payable for capital shares redeemed	1,700,000
Payable to Investment Adviser	15,265
Payable for investments purchased	108,874
Payable for audit fees	24,683
Payable for administration and accounting fees	22,933
Payable for printing fees	8,685
Payable for custodian fees	7,685
Payable for transfer agent fees	4,845
Payable for legal fees	4,207
Accrued expenses	2,327

Total liabilities	1,899,504

Net Assets	$119,793,485

Net Assets Consisted of:
Capital stock, $0.01 par value	$118,318
Paid-in capital	118,721,968
Accumulated net investment income	78
Accumulated net realized loss from investments	(999,822)
Net unrealized appreciation on investments	1,952,943

Net Assets	$119,793,485

Shares Outstanding	11,831,798

Net asset value, offering and redemption price per share ($119,793,485 / 11,831,798)	$10.12

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Interest	$1,917,550

Total investment income	1,917,550

Expenses
Advisory fees (Note 2)	619,405
Administration and accounting fees	158,741
Transfer agent fees (Note 2)	53,323
Trustees’ and officers’ fees (Note 2)	33,620
Legal fees	31,929
Custodian fees (Note 2)	28,600
Audit fees	24,839
Printing and shareholder reporting fees	17,577
Registration and filing fees	3,042
Other expenses	16,463

Total expenses before waivers and reimbursements	987,539

Less: waivers and reimbursements (Note 2)	(433,583)

Net expenses after waivers and reimbursements	553,956

Net investment income	1,363,594

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(179,185)
Net change in unrealized appreciation on investments	1,553,043

Net realized and unrealized gain on investments	1,373,858

Net increase in net assets resulting from operations	$2,737,452

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$1,363,594	$1,913,672
Net realized loss from investments and payment by affiliate (See Note 2)	(179,185)	(28,682)
Net change in unrealized appreciation/(depreciation) from investments	1,553,043	(2,234,669)

Net increase/(decrease) in net assets resulting from operations	2,737,452	(349,679)

Less Dividends and Distributions to Shareholders:
Net investment income	(1,580,208)	(2,040,214)

Net decrease in net assets from dividends and distributions to shareholders	(1,580,208)	(2,040,214)

(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(884,733)	(40,803,439)

Total increase/(decrease) in net assets	272,511	(43,193,332)

Net assets
Beginning of year	119,520,974	162,714,306

End of year	$119,793,485	$119,520,974

Accumulated net investment income/(loss), end of year.	$78	$60,307

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011	For the Period February 1, 2010* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.16		$10.00	$10.00

Net investment income(1)	0.11	0.13		0.13	0.01
Net realized and unrealized gain/(loss) on investments	0.11	(0.12	)(2)	0.17	—	(3)

Net increase in net assets resulting from operations	0.22	0.01		0.30	0.01

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.14)		(0.14)	(0.01)
Tax return of capital	—	—		— (3)	—

Net asset value, end of period	$10.12	$10.03		$10.16	$10.00

Total investment return(4)	2.19%	0.12%		3.01%	0.07%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,793	$119,521		$162,714	$140,411
Ratio of expenses to average net assets	0.45%	0.45%		0.42%	0.61	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	0.80%	0.80%		0.77%	0.92	%(5)
Ratio of net investment income to average net assets	1.10%	1.07%		1.31%	0.42	%(5)
Portfolio turnover rate	27.96%	23.14%		22.46%	9.89	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Includes payments by affiliate which equaled $0.03 per share. (See Note 2)
(3)	Amount is less than $0.01 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

21

PEMBERWICK FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers one class of shares and is not subject to a front-end sales charge.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be value at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

22

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2013

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s assets carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$66,193,703	$—	$66,193,703	$—
Government Bonds	41,909	—	41,909	—
Collateralized Mortgage Obligations	3,173,600	—	3,173,600	—
U.S. Government Agency Obligations	16,654,179	—	16,654,179	—
U.S. Treasury Obligations	31,399,189	—	31,399,189	—

Total Investments	$117,462,580	$—	$117,462,580	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2013

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also require the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2013

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Advisor earns a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. As of April 30, 2013, investment advisory fees payable to the Advisor were $15,265, net of fee waivers. For the year ended April 30, 2013, the Advisor waived fees of 0.35% of the Fund’s average daily net assets totaling $433,583.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

25

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2013

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $15,117. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

During the year ended April 30, 2012, the Adviser reimbursed the Fund $369,932 for losses incurred on transactions as a result of changes made to the Fund’s investment guidelines.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
U.S. Government Securities	$19,650,534	$18,274,529
Other Securities	13,155,530	16,294,138

4. Capital Share Transactions

For the years ended April 30, 2013 and April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Value	Shares	Value
Sales	1,828,628	$18,452,761	1,642,315	$16,548,950
Reinvestments	156,547	1,580,330	204,172	2,040,152
Redemptions	(2,069,529)	(20,917,824)	(5,946,778)	(59,392,541)

Net Increase/(Decrease)	(84,354)	$(884,733)	(4,100,291)	$(40,803,439)

26

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2013

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2013, these adjustments were to increase undistributed net investment income/(loss) by $156,385 and decrease accumulated net realized gain/(loss) by $156,385, primarily attributable to paydown treatment. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax characters of distributions paid by the Fund was $1,580,208 of ordinary income dividends. For the year ended April 30, 2012, the tax characters of distributions paid by the Fund was $2,040,214 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$(920,148)	$78	$—	$1,952,449	$(79,180)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$115,510,131

Gross unrealized appreciation	1,991,496
Gross unrealized depreciation	(39,047)

Net unrealized appreciation	$1,952,449

27

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

April 30, 2013

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Fund had short-term capital loss deferrals of $19,152 and long-term capital loss deferrals of $60,028.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012.

As of April 30, 2013, the Fund had pre-enactment capital loss carryforwards of $20,817. If not utilized against future capital gains, $10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively. As of April 30, 2013, the Fund had post-enactment capital loss carryforwards of $899,331, of which $151,238 are short-term losses and $748,093 are long-term losses and have an unlimited period of capital loss carryforward.

6. Significant Risks

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

PEMBERWICK FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Pemberwick Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pemberwick Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

29

PEMBERWICK FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $1,580,208 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 99.85%.

A total of 10.43% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on December 10-11, 2012, the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Pemberwick Investment Advisors LLC (the “Adviser” or “Pemberwick”) and the Trust on behalf of the Pemberwick Fund (the “Fund”) (the “Advisory Agreement”), and the continuation of the sub-advisory agreement between Pemberwick and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”), on behalf of the Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). In determining whether to continue the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Pemberwick and JPMIM provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of Pemberwick and JPMIM, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Pemberwick’s and JPMIM’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Pemberwick and JPMIM also provided their respective codes of ethics, most recent Form ADVs and compliance policies and procedures, including their proxy

31

PEMBERWICK FUND

Other Information

(Unaudited)

voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements.

Representatives from Pemberwick and JPMIM attended the meeting in person and via teleconference and discussed Pemberwick’s and JPMIM’s history, performance and investment strategy in connection with the proposed continuation of the Agreements and answered questions from the Board.

The Trustees considered the investment performance for the Fund, Pemberwick and JPMIM. The Trustees reviewed the historical performance charts for the Fund, the Barclay’s 1-3 Year U.S. Government/Credit Bond Index, the Fund’s benchmark, and the Lipper short investment-grade debt category, the Fund’s applicable Lipper peer group, for the one year, calendar year-to-date and since inception periods ended October 31, 2012. The Trustees noted that the Fund outperformed the Lipper peer group average for the one year and calendar year-to-date periods ended October 31, 2012, and underperformed the Lipper peer group average since inception through October 31, 2012. Relative to its benchmark, the Fund out performed for the one year and since inception periods ended October 31, 2012. The Trustees also considered that the portion of the Fund managed by JPMIM also outperformed the Fund’s benchmark for the one year period ended September 30, 2012 and for the period February 28, 2010 (the date JPMIM commenced serving as sub-adviser to the Fund) through September 30, 2012. The Trustees also noted that the Fund has a two star Morningstar ranking for the one year period ended September 30, 2012. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

Pemberwick and JPMIM provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Pemberwick’s and JPMIM’s relationship with the Fund. The Trustees also considered the fees that JPMIM charges to its separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the Fund’s net advisory fee and total expense ratio were lower than the median net advisory fee and total expense ratio of the universe of funds with less than $150 million in assets in the Lipper short investment-grade debt category. The Trustees concluded that the advisory fees and services provided by Pemberwick and JPMIM are consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

32

PEMBERWICK FUND

Other Information

(Unaudited)

The Board then considered the level and depth of knowledge of Pemberwick and JPMIM, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by Pemberwick and JPMIM, the Board took into account its familiarity with Pemberwick’s and JPMIM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account Pemberwick’s and JPMIM’s compliance policies and procedures and reports regarding their compliance operations by the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other.

The Trustees reviewed the services provided to the Fund by Pemberwick and JPMIM and concluded that the nature, extent and quality of the services provided by Pemberwick and JPMIM to the Fund were appropriate and consistent with the terms of the Pemberwick Agreement and Sub-Advisory Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. They also concluded that Pemberwick and JPMIM had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by Pemberwick and JPMIM, the compensation and benefits received by Pemberwick and JPMIM in providing services to the Fund, as well as Pemberwick’s and JPMIM’s profitability. The Trustees were provided with the most recent financial statements for Pemberwick and the most recent audited financial statements for JPMIM. The Trustees noted that Pemberwick’s and JPMIM’s levels of profitability are important factors to consider, and the Trustees should be satisfied that Pemberwick’s and JPMIM’s profits are sufficient to continue as a healthy concern generally and as investment advisers of the Fund specifically. The Trustees concluded that Pemberwick’s and JPMIM’s contractual advisory fee and sub-advisory fee levels were reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale should be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that Pemberwick’s advisory fee did not currently include breakpoint reductions. The Trustees noted that JPMIM’s fee included breakpoints but that JPMIM’s fee was paid by Pemberwick and not the Fund so that any fee reduction accrued to Pemberwick’s benefit.

At this time, the Trustees determined to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement each for an additional one year period. In voting to approve the continuation of the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by Pemberwick and JPMIM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Advisory

33

PEMBERWICK FUND

Other Information

(Unaudited) (Concluded)

Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreements.

34

PEMBERWICK FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-4785.

35

PEMBERWICK FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-4785.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.

36

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	28	Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

37

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing-the administrator and accounting agent and transfer agent to the Trust.

38

PEMBERWICK FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

39

Investment Adviser

PEMBERWICK FUND

of

FundVantage Trust

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund.

Pemberwick Investment Advisors LLC
340 Pemberwick Road Greenwich, CT 06831

Sub-Advisor
J.P. Morgan Investment Management Inc.
245 Park Ave. New York, NY 10167

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassat Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Shareholders,

The most important driver of our long-term investment return has been, and will always be, the underlying earnings growth of our portfolio companies. We made that statement last year in our opening comments of the fiscal year 2012 shareholder letter in the context of a strong year of outperformance. Those comments bear repeating for fiscal year 2013 and will be repeated often in the years ahead, as this is a central tenet of our large cap growth investment strategy that is cemented by more than 24 years of experience.

Despite the fact that the companies in the Polen Growth Fund (the “Fund”) have in the aggregate exceeded our growth expectations during the past year, the performance of the Fund was well below our long-term targets. In fiscal year 2013 (ended April 30, 2013) the Fund (institutional class) returned 3.19% versus its benchmarks’ returns of 16.89% for the S&P 500 and 12.60% for the Russell 1000 Growth Index.

Our goal is to create a concentrated portfolio of financially superior, competitively advantaged businesses that can deliver mid-teens annual earnings per share growth in the aggregate over time. This is quite a bit faster than the roughly 5% annualized nominal earnings growth of the S&P 500 going back to 1929, a rate which is closely tied to GDP growth and has been relatively stable over the years. In calendar year 2012, we calculate that the weighted average earnings per share growth of our portfolio was approximately 18%, compared to estimates of low-to-mid-single digit weighted average earnings per share growth for the S&P 500 constituents. While we are on track to accomplish our goal, unfortunately the market did not recognize this during fiscal year 2013.

We believe there are three reasons for our short-term underperformance. First, over the past year or so, the stocks of companies with high dividend yields have vastly outperformed the market. Given the large size of many of these companies, they have actually been pulling the market averages higher while many other stocks have lagged. We calculate that the highest dividend yielding stocks (dividend yields greater than 3%) in the Russell 1000 Growth Index have outperformed the lowest (dividend yields of 1% or less) by nearly 14.5 percentage points from May 1, 2012 to April 30, 2013 (22.0% versus 7.5%). Slow global economic growth and the zero interest rate policy from Federal Reserve actions have driven many investors to a relatively small group of high dividend yielding stocks, despite the fact that most of these companies have little earnings growth. Most of our companies grow quite a bit faster than the average company but also pay lower dividends (the average dividend yield of the securities held by the Fund was 1.1% on 4/30/13)1.

1 The average dividend yield of the Fund’s holdings is not the yield of the Fund itself. See the Financial Highlights section of this report for figures relating to the Fund’s distributions.

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POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

We believe dividends can only take investors so far and true, sustainable earnings growth will drive stock prices higher in the long run. Since 1929, U.S. equities (using the S&P 500 as a proxy) have returned roughly 9% annually in nominal terms. The 9% came from approximately 4.7% nominal earnings growth, a 3.9% dividend yield, and a slight benefit from P/E multiple expansion. To achieve meaningfully higher investment returns, which is our goal, one must either deftly time the market or specific investment situations (which few are able to do consistently) or be able to identify and invest in businesses that in the aggregate produce better than average growth over time. While the latter is quite challenging as well, it is our bread-and-butter and we have a long track record of doing it successfully through strong fundamental research and discipline. During shorter periods of time, our returns can be out of synch with underlying earnings growth for a number of reasons, but we believe that over the long-term our performance will be driven by the strong earnings growth of the competitively advantaged growth businesses that we own.

The second reason the Fund trailed the indices in fiscal year 2013 is that a couple of exogenous issues weighed on the performance of two of our holdings. First, Intuitive Surgical has come under tremendous attack by trial lawyers, competitors and short sellers beginning in late 2012. These groups have made various claims about the safety, efficacy and cost of Intuitive’s da Vinci surgical robot. We have done a large amount of research on these topics over the past few years (much of this research before we ever purchased the stock) and believe that the da Vinci’s safety and efficacy have been well proven in over a decade of use and more than one million surgical procedures. The cost on a per-procedure basis is higher than some other modalities, but when factoring in shorter hospital stays, we believe da Vinci surgeries are no more (and sometimes less) expensive than alternative surgical treatments. We did trim our position in Intuitive Surgical in early 2013, not because of the aforementioned claims that we feel are misguided, but instead because we felt the stock’s valuation was a little high and was ripe for a temporary correction given the news headlines. So although we made some sizing adjustments, we continue to believe that Intuitive has a monopoly position in its industry and a strong growth business that should prove to be a rewarding holding over time.

Cognizant Technology Solutions, an information technology services provider, has also come under pressure recently due to exogenous issues. This U.S.-based company employs a workforce mostly in India to provide outsourcing and consulting services to clients located primarily in the U.S. and Europe. A new immigration bill introduced in the U.S. Senate, if passed into law, would make it extremely difficult for Cognizant’s skilled Indian employees who are in the U.S. on special visas to work with its clients. This would affect the vast majority of Cognizant’s U.S. workforce (most of which are visa holders) and is a full-fledged attack on the business model employed by the company and its Indian peers. We believe this bill is unlikely to pass in its current form, but if it does somehow make it past Congress and the President it would be a major problem for Cognizant’s ongoing business. This is a risk that we are simply not willing to take. Therefore, we completely exited the position in May 2013. Interestingly, if the bill does pass, it would be a major boon to Accenture, a large holding in the Fund. Accenture could pick up a lot of business that may be lost by the companies that are more reliant on visa workers, which would just add to the already strong growth in new bookings that Accenture has been seeing for quite some time.

2

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

The third reason that the Fund’s return underperformed the indices in fiscal year 2013 is that most of the companies that the Fund owns are experiencing a modest deceleration in revenue and earnings growth as of late. We see a similar trend across many of the growth companies that we study (and don’t own) and believe that most of this recent softness is a direct result of slower macroeconomic growth globally. Being that the value of a business is a function of the growth of its future free cash flows, during periods when growth is decelerating, it is very common for valuations to contract with investors’ diminishing growth expectations, even if the growth is strong in absolute terms. As long-term investors, these short-term slowdowns are of little concern to us unless they are symptomatic of a larger problem. As long as we believe our companies’ competitive advantages and long-term growth prospects are intact, we are likely to maintain a position and act as a business owner would.

Contributors and Detractors to Fiscal Year 2013 Performance

The top three contributors to the Fund’s return in 2013 were Google, Nike and Accenture. The bottom three detractors were Apple, Coach and Intuitive Surgical.

Despite concerns by some that mobile search will cannibalize Google’s profitable desktop search business, the company has continued to grow net advertising revenues at a roughly 20% pace. Management has embraced mobile as the future of its business and is achieving tremendous success. Today, a paid click on a mobile device earns Google less revenue than the same paid click on a desktop, but the overwhelming growth in the number of paid searches in total and improvements in the monetization of mobile searches are significantly additive to Google’s profits. Mobile search and Android are also increasing Google’s knowledge about its users, helping to better target ads and improve the economics of their advertising customers. We are also intrigued by the sheer number of innovations coming out of Google, many of which could be material revenue drivers in the future.

Nike’s brand is as relevant as ever. Despite a big slowdown in China, its most profitable geography, Nike continues to grow earnings per share at a mid-teens pace. Even in the U.S., its most mature market, the company is still growing revenue well north of 10% driven by the power of the Nike brand and the company’s product innovation.

Apple’s recent share price declines have been well documented. The company’s growth has slowed materially and many pundits opine that like Motorola, Research In Motion (now Blackberry) and Nokia before it, Apple is on the precipice of irreversible business decline. Our opinion is far less dramatic. While it has recently become clear that Apple’s biggest growth engine, the iPhone, has reached a maturity level sooner than we would have thought, the company’s competitive position and brand are undiminished. We believe that the company’s iOS ecosystem is the key as it essentially locks most consumers in for the long term so long as Apple continues to innovate and improve that ecosystem. This is far different from the companies mentioned above, which did little more than manufacture phones. We continue to hold Apple in the Fund, albeit at a smaller position than when the growth prospects were brighter. We

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POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

also applaud Apple’s recent plan to return $100 billion in cash to shareholders through a combination of dividends and share repurchases. We believe many of our companies are vastly overcapitalized and should be returning more cash to shareholders.

We sold Coach in mid-2012 because we believe that the company’s increasing reliance on discounting and factory stores, coupled with sharply increasing competition, presents a real risk to the company’s brand and competitive advantage. We believe Coach has been losing market share for about a year now and are not convinced that the trend is likely to reverse anytime soon.

New and Eliminated Positions

This past year, we initiated positions in Nike, Gartner, W.W. Grainger, Fastenal and Visa. We eliminated Abbvie, Coach and Microsoft.

Gartner is a technology research company that sells subscriptions to large companies that spend over $10 million a year on technology. The company employs over 800 analysts that are experts on specific technology areas. Those analysts write research reports and speak with clients about which hardware and software vendors are best for their clients to use in their specific businesses. The business is characterized by high recurring revenue and very high margins. We believe Gartner is not even close to targeting all of the companies that could be its customers and as such, Gartner’s revenue potential is far higher than its current run rate.

W.W. Grainger and Fastenal are both industrial distribution companies, although they are quite a bit different from one another. The North American market that these companies compete in is roughly $160 billion in size and highly fragmented. Grainger is the leading company with about 5% market share. Fastenal has about 2% market share. Over the last few years, we believe that these two companies have accelerated their market share gains through scale and customer service that are unlikely to be matched by small and regional players who make up the vast majority of the competition. Grainger can access nearly one million stock keeping units and get them to a customer location in less than 48 hours through their world-class distribution system. Fastenal has 2,500 branches in North America in very close proximities to their manufacturing and construction customers, which provide high touch customer service and a tremendous array of products. They also are stocking inventory in vending machines at client sites, saving those customers up to 30% on inventory and managing all of the restocking as well. It is our belief that these advantages are leading to even greater scale for Grainger and Fastenal, widening their competitive advantages and leading to even better long-term growth.

Visa is the largest beneficiary of the secular growth of digital payments in lieu of cash and check, a trend that is well in motion. We added Visa to the portfolio because we believe that most of the regulatory and legal issues that clouded the longer-term prospects before have diminished. The company has a strong balance sheet and tremendous margins. With a strong secular wind at its back, along with strong network effects and scale, we expect Visa to grow revenue and earnings at a double-digit rate for many years.

4

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Abbvie was formerly the pharmaceutical division of Abbott Labs. We received Abbvie shares in early 2013 when Abbott spun off the division to its existing shareholders. We believe the businesses that remain at the “new Abbott” have stronger long-term growth prospects and we like that Abbott’s most senior managers are leading this business. As such, we sold our Abbvie position and invested the proceeds into buying more shares of “new Abbott.”

We sold Microsoft in January after owning the company on and off since 1992. While the business is still generating tons of cash, we believe the competitive advantages are deteriorating. It is no secret that computing is becoming more mobile and despite some impressive efforts, consumer and enterprise uptake of Microsoft’s mobile offerings has been tepid at best. We believe this opens up the company to bigger risks in the core Windows franchise down the line.

Investment Team Update

Earlier this year we added Brandon Ladoff to our team as a Research Associate. Brandon graduated summa cum laude from the University of Florida with a degree in accounting and received his J.D. from the University of Pennsylvania Law School. Before joining Polen Capital he was an attorney with a prominent law firm in New York with experience in mergers and acquisitions. He is a passionate investor and has already impressed our research team with his knowledge of businesses and investing in general. We have another Associate set to join us in July after he graduates from Columbia Business School, at which point our investment team will be six members strong.

Last year Damon Ficklin, a 10-year Polen Capital veteran, was promoted to co-portfolio manager of the Fund. Damon and I have worked tirelessly side by side for many years and we look forward to continuing in exactly the same manner for many years to come. Our investment philosophy and process have remained virtually unchanged since 1989 and will not change going forward. It has withstood the test of time, proving successful through a variety of market conditions. We have had many short periods of underperformance in our long history and will have more, but we have absolute confidence that investing in high-quality, growth businesses for the long term is a sound investment practice that will continue to produce strong investment results over time.

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POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Thank you for your investment in the Polen Growth Fund.

Sincerely,

Daniel Davidowitz

Damon Ficklin

Stan Moss

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

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POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Polen Growth Fund Institutional Shares

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Institutional Shares	3.19%	14.40%
S&P 500® Index	16.89%	16.76%**
Russell 1000® Growth Index	12.60%	17.35%**

*	The Polen Growth Fund (the “Fund”) Institutional Shares commenced operations on September 15, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Retail Shares

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Retail Shares	2.98%	9.55%
S&P 500® Index	16.89%	13.20%**
Russell 1000® Growth Index	12.60%	12.69%**

*	The Retail Shares commenced operations on December 30, 2010.
**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus dated September 1, 2012, are 1.44% and 1.00%, respectively, for the Institutional Shares and 1.74% and 1.25%, respectively, for the Retail Shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser, Polen Capital Management, LLC (“PCM”), has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses for the Institutional Shares and the Retail Shares to 1.00% and 1.25%, respectively. Total returns would be lower had such fees and expenses not been waived and/or reimbursed. This agreement will terminate on August 31, 2013, unless the Trust’s Board of Trustees approves an earlier termination.

8

POLEN GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

9

POLEN GROWTH FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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POLEN GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Polen Growth Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Institutional Shares
Actual	$1,000.00	$1,073.10	$5.14
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01
Retail Shares
Actual	$1,000.00	$1,072.00	$6.42
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 1.00% for Institutional Shares and 1.25% for Retail Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual total returns for the Fund of 7.31% and 7.20% for Institutional Shares and Retail Shares, respectively.

11

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	14.9%	$58,964,367
Consumer Discretionary	14.0	55,303,253
Pharmaceuticals	12.4	48,781,945
Business Services	11.9	47,110,447
Medical Equipment	7.7	30,329,620
Internet Software & Services	7.6	30,054,752
Financials	6.5	25,695,088
Communications Equipment	6.3	24,997,878
Trading Companies & Distributors	4.2	16,758,773
Computer Equipment	3.5	13,906,778
Transportation	2.5	9,732,417
Other Assets In Excess of Liabilities	8.5	33,631,584

NET ASSETS	100.0%	$395,266,902

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 91.5%
Business Services — 11.9%
Accenture PLC, Class A	280,035	$22,806,050
Cognizant Technology Solutions Corp., Class A*	180,169	11,674,951
Visa, Inc., Class A	74,970	12,629,446

		47,110,447

Communications Equipment — 6.3%
QUALCOMM, Inc.	405,678	24,997,878

Computer Equipment — 3.5%
Apple, Inc.	31,410	13,906,778

Consumer Discretionary — 14.0%
NIKE, Inc., Class B	473,537	30,116,953
Starbucks Corp	413,976	25,186,300

		55,303,253

Financials — 6.5%
T. Rowe Price Group, Inc.	354,415	25,695,088

Internet Software & Services — 7.6%
Google, Inc., Class A*	36,449	30,054,752

Medical Equipment — 7.7%
Intuitive Surgical, Inc.*	27,261	13,420,318
Varian Medical Systems, Inc.*	259,584	16,909,302

		30,329,620

Pharmaceuticals — 12.4%
Abbott Laboratories	520,179	19,205,009
Allergan, Inc.	260,475	29,576,936

		48,781,945

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software — 14.9%
Factset Research Systems, Inc.	133,055	$ 12,516,484
Gartner, Inc.*	151,425	8,759,936
Intuit, Inc.	319,534	19,057,008
Oracle Corp.	568,363	18,630,939

		58,964,367

Trading Companies & Distributors — 4.2%
Fastenal Co.	160,018	7,848,883
WW Grainger, Inc.	36,150	8,909,890

		16,758,773

Transportation — 2.5%
C.H. Robinson Worldwide, Inc.	163,873	9,732,417

TOTAL COMMON STOCKS (Cost $305,156,729)		361,635,318

TOTAL INVESTMENTS - 91.5% (Cost $305,156,729)		361,635,318
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.5%		33,631,584

NET ASSETS - 100.0%		$395,266,902

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

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POLEN GROWTH FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $305,156,729)	$361,635,318
Cash	30,000,044
Receivable for investments sold	8,089,137
Receivable for capital shares sold	1,926,715
Dividends and interest receivable	350,737
Prepaid expenses and other assets	36,223

Total assets	402,038,174

Liabilities
Payable for capital shares redeemed	6,420,186
Payable to Adviser	225,083
Payable for administration and accounting fees	26,459
Payable for transfer agent fees	13,383
Payable for custodian fees	12,409
Accrued expenses	73,752

Total liabilities	6,771,272

Net Assets	$395,266,902

Net Assets Consisted of:
Capital stock, $0.01 par value	$279,271
Paid-in capital	350,732,732
Accumulated net investment income	578,115
Accumulated net realized loss from investments	(12,801,805)
Net unrealized appreciation on investments	56,478,589

Net Assets	$395,266,902

Institutional Shares:
Shares outstanding	20,770,934

Net asset value, offering and redemption price per share ($294,407,961 / 20,770,934)	$14.17

Retail Shares:
Shares outstanding	7,156,187

Net asset value, offering and redemption price per share ($100,858,941 / 7,156,187)	$14.09

The accompanying notes are an integral part of the financial statements.

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POLEN GROWTH FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$4,565,602
Interest	10,375

Total investment income	4,575,977

Expenses
Advisory fees (Note 2)	3,675,735
Transfer agent fees (Note 2)	309,908
Administration and accounting fees (Note 2)	280,897
Distribution fees (Retail Shares) (Note 2)	260,768
Registration and filing fees	98,867
Custodian fees (Note 2)	61,695
Trustees’ and officers’ fees (Note 2)	50,255
Legal fees	48,186
Printing and shareholder reporting fees	47,719
Audit fees	24,035
Other expenses	25,799

Total expenses before waivers and reimbursements	4,883,864

Less: waivers and reimbursements (Note 2)	(947,361)

Net expenses after waivers and reimbursements	3,936,503

Net investment income.	639,474

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(11,659,787)
Net change in unrealized appreciation on investments	25,826,186

Net realized and unrealized gain on investments	14,166,399

Net increase in net assets resulting from operations	$14,805,873

The accompanying notes are an integral part of the financial statements.

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POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$ 639,474	$ (102,543)
Net realized gain/(loss) from investments	(11,659,787)	460,155
Net change in unrealized appreciation on investments	25,826,186	30,037,201

Net increase in net assets resulting from operations	14,805,873	30,394,813

Less Dividends and Distributions to Shareholders:
Net realized capital gains:
Institutional Shares	(1,114,629)	(3,854)
Retail Shares	(435,310)	(1,769)

Total net realized capital gains	(1,549,939)	(5,623)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	65,228,121	274,092,545

Total increase in net assets	78,484,055	304,481,735

Net assets
Beginning of year	$316,782,847	$ 12,301,112

End of year	$395,266,902	$316,782,847

Accumulated net investment income/(loss), end of year	$ 578,115	$ (61,312)

The accompanying notes are an integral part of the financial statements.

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POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Shares
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period September 15, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.79	$12.10	$10.00

Net investment income/(loss)(1)	0.03	— (2)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.40	1.68	2.11

Net increase/(decrease) in net assets resulting from operations	0.43	1.68	2.09

Dividends and distributions to shareholders from:
Net realized capital gains	(0.06)	— (2)	—	(2)

Redemption fees	0.01	0.01	0.01

Net asset value, end of period	$14.17	$13.79	$12.10

Total investment return(3)	3.19%	13.97%	21.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$294,408	$215,387	$5,168
Ratio of expenses to average net assets	1.00%	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.26%	1.44%	8.23	%(4)
Ratio of net investment income/(loss) to average net assets	0.24%	(0.01)%	(0.27	)%(4)
Portfolio turnover rate	51.04%	35.48%	25.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Shares
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period December 30, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$13.74	$12.09	$11.44

Net investment loss(1)	— (2)	(0.03)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.40	1.67	0.66

Net increase/(decrease) in net assets resulting from operations	0.40	1.64	0.64

Dividends and distributions to shareholders from:
Net realized capital gains	(0.06)	— (2)	—

Redemption fees	0.01	0.01	0.01

Net asset value, end of period	$14.09	$13.74	$12.09

Total investment return(3)	2.98%	13.65%	5.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,859	$101,396	$7,133
Ratio of expenses to average net assets	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.51%	1.74%	6.35	%(4)
Ratio of net investment loss to average net assets	(0.01)%	(0.26)%	(0.50	)%(4)
Portfolio turnover rate	51.04%	35.48%	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

18

POLEN GROWTH FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Polen Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers two separate classes of shares, Retail Class and Institutional Class.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

19

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$361,635,318	$361,635,318	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

20

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain

21

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination.

As of April 30, 2013, investment advisory fees payable to the Adviser were $225,083. For the year ended April 30, 2013, the Adviser waived fees of $947,361.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreement.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Retail Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Retail Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $40,284. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

22

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$234,980,536	$174,478,858

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2013		April 30, 2012
	Shares	Amount	Shares	Amount
Institutional Shares
Sales	15,022,684	$203,058,916	16,268,587	$202,845,891
Reinvestments	68,106	913,303	305	3,662
Redemption Fees*	—	264,941	—	52,951
Redemdptions	(9,942,644)	(136,213,766)	(1,073,234)	(14,000,177)

Net Increase	5,148,146	$68,023,394	15,195,658	$188,902,327

Retail Shares
Sales	3,998,753	$53,736,399	7,211,180	$90,564,243
Reinvestments	31,537	421,014	138	1,655
Redemption Fees*	—	107,882	—	25,183
Redemptions	(4,251,312)	(57,060,568)	(423,996)	(5,400,863)

Net Increase/(Decrease)	(221,022)	$(2,795,273)	6,787,322	$85,190,218

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

23

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2013, these adjustments were to decrease undistributed net investment income/(loss) by $47 and to increase accumulated net realized gain/(loss) by $47. Net investment loss, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $1,451,380 of ordinary income dividends and long-term capital gains of $98,559. For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $5,623 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013 the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$(4,385,877)	$578,115	$—	$52,423,154	$(4,360,493)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$309,212,164

Gross unrealized appreciation	57,332,767
Gross unrealized depreciation	(4,909,613)

Net unrealized appreciation	$52,423,154

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Fund had short term capital loss deferrals of $3,709,479 and long term capital loss deferrals of $651,014.

24

POLEN GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2013

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012.

As of April 30, 2013, the Fund had post-enactment capital loss carryforwards of $4,385,877, of which $3,807,685 are short-term losses, $578,192 are long-term losses, and all have an unlimited period of capital loss carryforward.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

POLEN GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Polen Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Polen Growth Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

26

POLEN GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2013, the Fund paid $1,451,380 of ordinary income dividends and $98,559 of long term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 75.31% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 62.97%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

POLEN GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

POLEN GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

29

POLEN GROWTH FUND

Fund Management (Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.

30

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010;Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	28	Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc.(registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

31

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.
[1]

Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

32

POLEN GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

33

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Investment Adviser

Polen Capital Management, LLC

2700 N. Military Trail

Suite 230

Boca Raton, FL 33431

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Polen Growth Fund

of

FundVantage Trust

Institutional Shares

Retail Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Polen Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Fellow Shareholder:

We are pleased to report that U.S. equities and the Private Capital Management Value Fund (“the Fund”) achieved strong results over the past six months as investors have been willing to discount the global risks we listed in our previous update. Recent developments such as the payroll tax increase, the developing impact of the financial sequester, stubbornly high unemployment and muted guidance from a significant number of corporations would make it seem improbable or even paradoxical that the U.S. stock market would be reaching record highs.

For much of the last two years, financial markets have struggled to discount the financial and political risks that emerged from the Great Recession. Markets have oscillated between “risk-on” and “risk-off” while we have repeatedly observed and commented on the degree of undervaluation in specific equity securities. Unfortunately, while such undervaluation provides bedrock to protect capital from long-term diminution, consistent investment returns rely on the market behaving rationally rather than emotionally.

Until recently, we had little clarity into scenarios that would enable markets to move beyond the volatile trading cycles of recent years. For the first time since the onset of the Great Recession we see a path forward that could lead to both normalcy and prosperity. Our bullishness is based on the following conceptual tripod:

•	Despite short-term noise in the statistics, the U.S. economy has been steadily and meaningfully improving.

•	The political winds of change are blowing across Europe, substantially bolstering the likelihood that attention will shift from rigid fiscal austerity toward restoring economic growth.

•	The behavior of major central banks (inclusive of our Federal Reserve, the Bank of Japan and the European Central Bank) should continue to drive capital into equities.

In the U.S., first quarter GDP growth was 2.5%. Lower than many economists had projected but significant growth nonetheless. While many investors can and will focus on this headline statistic, we find the recent CoreLogic home price index report measuring price changes in the housing market to be of greater importance. The report showed that February and March housing prices were up by more than 10% year-over-year. These were the largest increases since March 2006, driven by declining inventory of available housing. From a consistency standpoint, these gains represented the 12th and 13th months of consecutive monthly home price increases.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

We view the sustained turn in housing values as a profound development. At the onset of the Great Recession we repeatedly opined that this was going to be a difficult and long-duration downturn due to the damage done to the capital structure of the banking system and the net worth of consumers. According to the Bureau of Labor Statistics nearly two million construction jobs disappeared during the downturn. Moreover, this figure does not begin to address the broad employment ecosystem including real estate agents, mortgage brokers, the building supply chain, as well as restaurateurs and other retailers catering to all of the above.

We now are at the other side of the chasm where diminished housing supply and rising prices are beginning to put people back to work. Negative homeowner equity should begin to turn increasingly positive, bolstering consumer net worth. The banking sector likewise should benefit from steadily improving credit quality. A virtuous cycle appears to have begun.

Although it took longer than most imagined, the elixir of sustained low interest rates is tangibly helping the U.S. economy to reboot. Beyond housing, supporting evidence can be seen in strong auto sales and other large ticket consumer discretionary purchases. Presupposing that the President and Congress do not engage in further counter-productive brinksmanship, we have every reason to believe that the economy will strengthen steadily once the statistical impact of sequestration is absorbed. It is sadly ironic that the greatest obstacle to improving U.S. economic performance derives from the very government officials we pay to engender prosperity.

The gap between a recovering North America and a moribund European Union is promoting something of a call to arms within many, if not all, European governments. Increasingly, the German hardline of fiscal austerity at all costs is being challenged. Governments across southern Europe are demanding relaxation of austerity targets and increased spending for programs that promote growth. Some of their temerity is borne of simple necessity; unemployment in Spain is approaching 30% and poverty is beginning to threaten social stability.

Perhaps more interesting than what debtor governments are demanding is what creditors (buyers of sovereign debt) are willing to accept. The yield on Italian and Spanish government debt has steadily declined even as the politicians have more stridently called for increased spending and less austerity. Taken together with a more aggressive European Central Bank, which recently reduced interest rates by one-third, there is reason for cautious optimism that the Europeans are finally on a path toward recovery.

The final piece of the puzzle supporting equities is of dubious quality, but powerful nonetheless. Central bankers are continuing to pour money into the worldwide financial system. The rate and magnitudes are simply breathtaking. To this point, the Bank of Japan recently announced that it will inject $1.4 trillion into the Japanese economy in slightly less than two years. Taking into account the relative size of Japan’s economy compared to ours, this action would exceed $3.5 trillion dollars (almost 25% of GDP) if undertaken by the Federal Reserve.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

Through much of the downturn, low interest rates did little more than support asset prices. Psychology was too dark and the economic outlook too uncertain for animal spirits to charge in one direction. Hence the U.S. suffered an up-down seesaw stock market and a moribund economic recovery. At this juncture, we now believe that the flywheel effect is beginning to take hold; real economic activity is beginning to accelerate and a forward looking U.S. stock market is anticipating this outcome.

There certainly are storm clouds to consider. As mentioned previously, Congress and the President must avoid doing something destructive, which is certainly a challenge for all involved. Longer term, there is a very real risk that the central bankers will overshoot their monetary pumping, precipitating an inflationary bubble that may presage the next recession. While this is a very real risk, we believe the road between here and there is reasonably long. In the interim, we cannot say our investment opinion any louder or with greater conviction: long-term fixed income investments are as overpriced today as the NASDAQ was back in 1999.

In contrast, many of the equities in the Fund are trading at a fraction of the multiples that they commanded prior to the Great Recession. Despite recent appreciation, and even with the possibility of choppy reported results during the first half of 2013, we believe that the underlying fundamentals are steadily improving. You should expect to see us continue to deploy cash reserves. Also of interest, you should see a growing number of smaller capitalization investment ideas. Two factors are driving this: opportunity and improved fundamental confidence.

We have long believed that the market underwrites smaller companies less efficiently than larger ones. This observation always has been a core investment principle at Private Capital Management. Through much of the downturn, however, we consciously looked to the greater stability and predictability of larger companies to help insulate capital from the vicissitudes of an uncertain world economy.

Based first and foremost on our company-specific, bottom-up investment research, we believe the near-term softness in the U.S. economy is temporary and that this is an excellent time to deploy capital opportunistically.

We appreciate your continued support,

Private Capital Management

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

Mutual fund investing involves risk and it is possible to lose money by investing in the Fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund, causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Class A Shares of the Private Capital Management Value

Fund vs. S&P 500® and Russell 2000® Indexes

The Fund’s growth of an assumed $25,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $23,750.

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	Since Inception*
Class A Shares
(without sales charge)	12.92%	13.89%
Class A Shares
(with sales charge)	7.26%	11.65%
S&P 500 Index	16.89%	15.72	%**
Russell 2000 Index	17.69%	15.02	%**

*	Class A Shares of the Private Capital Management Value Fund (the “Fund”) commenced operations on October 6, 2010.

**	Benchmark performance is from the commencement date of Class A Shares (October 6, 2010) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $750,000 Investment in Class I Shares* of the Private Capital Management

Value Fund vs. S&P 500® and Russell 2000® Indexes

Average Annual Total Returns for the Periods Ended April 30, 2013
	1 Year	3 Years	5 Years	10 Years
Class I Shares*	13.21%	10.18%	4.25%	7.26%
S&P 500 Index	16.89%	12.80%	5.21%	7.88%
Russell 2000 Index	17.69%	11.25%	7.27%	10.47%

*

Performance shown for the period from April 30, 2002 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010, to April 30, 2013 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 1.93% and 1.25%, respectively, for Class A Shares and 1.67% and 1.00%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2012, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, L.P., (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) and the Russell 2000® Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2012, through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,186.00	$6.78
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class I Shares
Actual	$1,000.00	$1,187.90	$5.42
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to an annualized expenses ratio for the six month period ended April 30, 2013 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total return for the Fund of 18.60% and 18.79% for Class A and Class I Shares, respectively.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	28.8%	$13,148,492
Health Care	18.1	8,277,513
Consumer Discretionary	11.8	5,412,048
Financials	10.5	4,772,505
Energy	8.6	3,929,940
Industrials	7.7	3,521,344
Consumer Staples	3.0	1,377,452
Materials	1.9	878,910
Utilities	1.4	617,792
Other Assets in Excess of Liabilities	8.2	3,749,856

NET ASSETS	100.0%	$45,685,852

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 91.8%
Consumer Discretionary — 11.8%
Advance Auto Parts, Inc.	11,375	$ 954,135
AutoNation, Inc.*	15,375	699,716
Carrols Restaurant Group, Inc.*	74,300	352,925
DeVry, Inc.	12,975	363,431
Dover Downs Gaming & Entertainment, Inc.	168,142	309,381
Fiesta Restaurant Group, Inc.*	74,300	2,025,418
Gildan Activewear, Inc. (Canada)	17,575	707,042

		5,412,048

Consumer Staples — 3.0%
Darling International, Inc.*	30,375	562,241
Prestige Brands Holdings, Inc.*	30,249	815,211

		1,377,452

Energy — 8.6%
Golar LNG, Ltd. (Bermuda)	40,075	1,339,306
Noble Corp. (Switzerland)	22,775	854,062
Swift Energy Co.*	78,800	1,019,672
Ultra Petroleum Corp. (Canada)*	33,500	716,900

		3,929,940

Financials — 10.5%
Bank of Hawaii Corp.	14,300	681,967
EZCORP, Inc., Class A*	77,125	1,303,412
National Financial Partners Corp.*	34,325	869,796
Oppenheimer Holdings, Inc., Class A	18,943	350,446
Raymond James Financial, Inc.	19,600	811,832

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financials — (Continued)
Suffolk Bancorp*	16,500	$ 258,060
Willis Group Holdings PLC (Ireland)	12,525	496,992

		4,772,505

Health Care — 18.1%
Alere, Inc.*	51,750	1,328,940
Covidien PLC (Ireland)	20,300	1,295,952
Universal Health Services, Inc., Class B	27,675	1,842,878
Valeant Pharmaceuticals International, Inc. (Canada)*	26,900	2,046,552
Warner Chilcott PLC, Class A (Ireland)	58,950	847,701
Zimmer Holdings, Inc.	11,975	915,490

		8,277,513

Industrials — 7.7%
Air Transport Services Group, Inc.*	211,000	1,217,470
Mine Safety Appliances Co	13,575	651,600
Progressive Waste Solutions Ltd. (Canada)	21,500	478,590
Triumph Group, Inc.	6,085	486,192
UTi Worldwide, Inc. (British Virgin Islands)	46,800	687,492

		3,521,344

Information Technology — 28.8%
Avid Technology, Inc.*	53,750	354,212
CA Technologies	73,087	1,971,156
Cisco Systems, Inc.	56,775	1,187,733
CoreLogic, Inc.*	39,475	1,076,878
Electro Rent Corp.	29,180	483,513

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Information Technology — (Continued)
Global Cash Access Holdings, Inc.*	109,171	$778,389
Imation Corp.*	65,940	242,659
Lam Research Corp.*	21,459	991,836
Mentor Graphics Corp.	74,625	1,362,652
Progress Software Corp.*	22,762	513,738
QUALCOMM, Inc.	17,055	1,050,929
Quantum Corp.*	536,075	766,587
SAIC, Inc.	37,275	556,888
Symantec Corp.*	74,540	1,811,322

		13,148,492

Materials — 1.9%
Pope Resources LP	14,325	878,910

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — 1.4%
National Fuel Gas Co	9,850	$617,792

TOTAL COMMON STOCKS (Cost $31,997,994)		41,935,996

TOTAL INVESTMENTS - 91.8% (Cost $31,997,994)		41,935,996
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.2%		3,749,856

NET ASSETS - 100.0%		$45,685,852

*	Non-income producing.

PLC   Public Limited Company

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $31,997,994)	$41,935,996
Cash	4,075,241
Receivable for capital shares sold	23,705
Dividends and interest receivable	5,278
Prepaid expenses and other assets	27,022

Total assets	46,067,242

Liabilities
Payable for capital shares redeemed	310,783
Payable to Investment Adviser	11,684
Payable for audit fees	24,137
Payable for transfer agent fees	6,770
Payable for administration and accounting fees	8,430
Payable for printing fees	10,102
Payable for custodian fees	2,695
Accrued expenses	6,789

Total liabilities	381,390

Net Assets	$45,685,852

Net Assets Consisted of:
Capital Stock, $0.01 par value	$33,507
Paid-in capital	33,399,023
Accumulated net investment income	40,987
Accumulated net realized gain from investments	2,274,333
Net unrealized appreciation on investments	9,938,002

Net Assets	$45,685,852

Class A:
Net asset value, offering and redemption price per share ($4,920,680 / 361,750)	$13.60

Maximum offering price per share (100/95 of $13.60)	$14.32

Class I:
Net asset value, offering and redemption price per share ($40,765,172 / 2,988,970)	$13.64

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$810,706
Less: foreign taxes withheld	(1,343)

Total investment income	809,363

Expenses
Advisory fees (Note 2)	392,244
Administration and accounting fees (Note 2)	77,882
Transfer agent fees (Note 2)	79,959
Printing and shareholder reporting fees	21,160
Registration and filing fees	34,658
Legal fees	31,114
Audit fees	24,278
Trustees’ and officers’ fees (Note 2)	19,859
Custodian fees (Note 2)	14,687
Distribution fees (Class A) (Note 2)	10,662
Other expenses	11,548

Total expenses before waivers and reimbursements	718,051

Less: waivers and reimbursements (Note 2)	(271,563)

Net expenses after waivers and reimbursements	446,488

Net investment income	362,875

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	2,713,737
Net change in unrealized appreciation on investments	2,249,329

Net realized and unrealized gain on investments	4,963,066

Net increase in net assets resulting from operations	$5,325,941

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income (loss)	$ 362,875	$ (8,608)
Net realized gain (loss) from investments	2,713,737	524,170
Net change in unrealized appreciation (depreciation) on investments	2,249,329	(345,490)

Net increase (decrease) in net assets resulting from operations	5,325,941	170,072

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(26,766)	—
Class I	(304,772)	(3,827)

Total net investment income	(331,538)	(3,827)

Net realized capital gains:
Class A	—	(67,267)
Class I	—	(1,114,550)

Total net realized capital gains	—	(1,181,817)

Net decrease in net assets from dividends and distributions to shareholders	(331,538)	(1,185,644)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(5,254,336)	1,885,141

Total increase (decrease) in net assets	(259,933)	869,569

Net assets
Beginning of year	45,945,785	45,076,216

End of year	$45,685,852	$45,945,785

Accumulated net investment income, end of period	$ 40,987	$ 9,324

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period October 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.12	$12.61		$10.10

Net investment income/(loss)(1)	0.07	(0.03)		(0.04)
Net realized and unrealized gain/(loss) on investments	1.48	(0.16)		2.57

Net increase/(decrease) in net assets resulting from operations	1.55	(0.19)		2.53

Dividends and distributions to shareholders from:
Net investment income	(0.07)	—		(0.02)
Net realized capital gains	—	(0.30)		—

Total dividends and distributions to shareholders	(0.07)	(0.30)		(0.02)

Redemption fees	—	—	(2)	—

Net asset value, end of period	$13.60	$12.12		$12.61

Total investment return(3)	12.92%	(1.16)%		25.08%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,921	$2,922		$1,162
Ratio of expenses to average net assets	1.25%	1.25%		1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.88%	1.93%		2.02	%(4)
Ratio of net investment income (loss) to average net assets	0.62%	(0.26)%		(0.59	)%(4)
Portfolio turnover rate	11.81%	18.19	%(6)	21.71	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012		For the Period May 28, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.15	$12.61		$10.00

Net investment income(1)	0.10	—	(2)	—	(2)
Net realized and unrealized gain/(loss) on investments	1.49	(0.16)		2.64

Net increase/(decrease) in net assets resulting from operations	1.59	(0.16)		2.64

Dividends and distributions to shareholders from:
Net investment income	(0.10)	—	(2)	(0.03)
Net realized capital gains	—	(0.30)		—

Total dividends and distributions to shareholders	(0.10)	(0.30)		(0.03)

Redemption fees	—	—	(2)	—

Net asset value, end of period.	$13.64	$12.15		$12.61

Total investment return(3)	13.21%	(0.91)%		26.39	%(4)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$40,765	$43,024		$43,914
Ratio of expenses to average net assets.	1.00%	1.00%		1.00	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.62%	1.67%		1.84	%(5)
Ratio of net investment income to average net assets	0.86%	(0.01)%		—	%(5)(7)
Portfolio turnover rate	11.81%	18.19	%(8)	21.71	%(8)(9)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.
(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Amount is less than 0.01%.
(8)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.
(9)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $750,000 or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $750,000 or more where a selling broker-dealer did not receive a commission. As of April 30, 2013, Class C and Class R Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
		Level 1	Other Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	04/30/13	Price	Inputs	Inputs
Investments in Securities*	$41,935,996	$41,935,996	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For period ended April 30, 2013, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

2. Transactions with Affiliates and Related Parties

Private Capital Management, L.P. (“Private Capital” or the “Adviser”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2013, the amount of potential recovery was as follows:

	Expiration
4/30/2014	4/30/2015	4/30/2016
$249,622	$297,140	$271,563

As of April 30, 2013 investment advisory fees payable to the adviser were $11,684. For the period ended April 30, 2013, the Adviser waived fees of $271,563.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $6,502. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$4,795,388	$10,356,634

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Sales	186,554	$2,160,251	226,645	$2,695,519
Reinvestments	1,975	23,045	6,097	65,361
Redemption Fees*	—	—	—	59
Redemptions	(67,803)	(795,975)	(83,853)	(966,371)

Net Increase	120,726	$1,387,321	148,889	$1,794,568

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Sales	333,655	$4,078,674	1,247,545	$13,797,404
Reinvestments	19,101	223,298	82,630	886,619
Redemption Fees*	—	—	—	1,088
Redemptions	(904,645)	(10,943,629)	(1,270,651)	(14,594,538)

Net Increase/(Decrease)	(551,889)	$(6,641,657)	59,524	$90,573

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Asset and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2013, these adjustments were to increase undistributed net investment income/(loss) by $326 and decreased accumulated net realized gain/(loss) and paid-in capital by $201 and $125, respectively, primarily attributable to disallowed expenses and redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $331,337 of ordinary income dividends and $201 of long-term capital gains dividends. For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $883,917 of ordinary income dividends and $301,727 of long-term capital gains dividends Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2013

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
$—	$—	$2,492,191	$9,848,686	$(87,555)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$32,087,310

Gross unrealized appreciation	13,165,756
Gross unrealized depreciation	(3,317,070)

Net unrealized appreciation	$9,848,686

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Fund had late year ordinary loss deferrals of $87,555.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012. As of April 30, 2013, the Fund did not have any capital loss carryforwards.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2013

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Private Capital Management Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Private Capital Management Value Fund (the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 21, 2013, the Board of Trustees ( “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Private Capital Management, L.P. (the “Adviser” or “PCM”) and the Trust on behalf of the Private Capital Management Value Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Adviser provided its respective codes of ethics, most recent Form ADV and compliance policies and procedures, including their proxy voting policies and procedures, for the Trustees’ review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Continued)

(Unaudited)

with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

A Representative from PCM attended the meeting in person and discussed PCM’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed the historical performance charts for the one year, two year and since inception periods ended December 31, 2012 for (i) the Fund; (ii) the Russell 2000 Index; (iii) the S&P 500 Index; (iv) PCM’s Fee Commission composite for its separately managed accounts business; (v) other comparable funds identified by the Adviser, which consisted of two other multi-cap value and all-cap value funds (“Comparable Fund Group”); and (vi) the Lipper Mid-Cap Core Fund category, the Fund’s applicable Lipper peer group.

The Trustees noted that the Fund underperformed the Lipper peer group average for the one year, two year and since inception periods ended December 31, 2012. The Trustees also noted that the Fund outperformed the Adviser’s Fee Commission composite for its separately managed accounts business for the one year and since inception periods ended December 31, 2012 and also outperformed the Comparable Fund Group for the one year and since inception periods ended December 31, 2012. Relative to the Russell 2000 Index and the S&P 500 Index, the Fund underperformed for the one year and since inception periods ended December 31, 2012. The Trustees noted that for recent periods the Fund’s performance has improved. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to its separately managed accounts, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the Fund’s net advisory fee was lower than, and the Fund’s total expense ratio was higher than, the median net advisory fee and total expense ratio of the Lipper Mid-Cap Core Fund category. The Trustees also considered that the Fund’s gross advisory fee of 90 basis points was slightly lower than the average median gross advisory fees of the Comparable Fund Group. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Continued)

(Unaudited)

The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the the Adviser Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with the most recent statement of financial condition (i.e., balance sheet) and statement of operations for the Adviser for its most recent fiscal year ended March 31, 2012. The Trustees noted that the Adviser’s level of profitability is an important factor to consider, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that the advisory fee did not currently include breakpoint reductions as asset levels increased.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Concluded)

(Unaudited)

At this time, the Trustees determined to approve the continuation of the Agreement for an additional one year period. In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement.

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2013, the Fund paid $331,337 of ordinary income dividends and $201 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

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PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.

33

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

34

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing-the administrator and accounting agent and transfer agent to the Trust.

35

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

36

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Investment Adviser

Private Capital Management, L.P.

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

TIMBERLINE SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Fellow Shareholder,

The past 12-month period has been a strong one for U.S. equity markets in general, and small cap stocks in particular. Off to an inauspicious beginning for the Fund’s fiscal year, U.S. stocks sold off significantly in May 2012. The subsequent rally that began in June held up through October, followed by a slump mid-fourth quarter of 2012 triggered by the outcome of the U.S. Presidential election and the deferment of the resolution of the fiscal cliff negotiations into the new year. Since the fall election, U.S. stocks have moved relentlessly upward with a few short-lived corrections along the way.

For the first four months of 2013, U.S. equity market returns rapidly advanced after a brief decline during the fourth quarter of 2012. Demand for domestic stocks strengthened, fueled by a steady stream of encouraging economic data points and the backdrop of a healthy credit cycle. Outside North America, anxiety about the European fiscal crisis continued to ebb. Fears about the larger economies of Italy and Spain were refocused on an equally serious but smaller scale banking crisis in Cyprus. The end result was calmer investing and a good environment for small cap stocks.

Sector Review

Health Care — Relative to the benchmark, the Timberline Small Cap Growth Fund’s (the “Fund”) best performing sector for the year was Health Care. The sector has been a productive area of investment because of the anticipated industry trend of greater access through reform, improvement in industry-FDA working relationships, pricing power for branded drugs, and strong M&A activity. Higher activity in drug development and several new drug development successes in 2012 have drawn more funding and improved investor sentiment towards the group. Good stock selection led to relative outperformance in spite of slight underweighting in what turned out to be a strong sector.

Financials — We saw our second best relative returns in the Financials sector. Two holdings in the Consumer Finance and Real Estate Management and Development industries performed exceptionally well. Those positive returns were tempered by a lack of exposure to capital markets stocks, where some investment banks and asset managers generated positive returns fueled in part by their close association with rising stock prices.

Consumer Discretionary — We believe valuations of Consumer Discretionary stocks have become more attractive due to investor concerns that arose starting in Q4 2012. Chief among these were the impact from the payroll tax expiration, higher gasoline prices, and weakening consumer confidence in response to the prospect of sequestration. However, employment data and housing starts are trending positively, and we believe that consumers, having delevered as a response to the financial crisis, are in a healthy financial condition and well set up for future spending. Therefore, we have a cautiously optimistic outlook on the sector and maintain a very slight overweight relative to the Russell 2000® Growth Index.

1

TIMBERLINE SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

Information Technology — We have typically been able to find interesting growth companies in the Information Technology sector, and therefore we carried a small overweight relative to the benchmark. During the fiscal year, the sector posted mediocre total return within the benchmark, gaining only 9.40% during the 12 months, in contrast to Financials, Health Care, Industrials and Telecommunication Services which all gained more than 20% in the benchmark. Our stock picking within the sector dragged down the Fund’s overall performance, as four of the worst performers for the fiscal year were Information Technology companies.

Industrials — We see a number of interesting investment opportunities in the Industrials sector and have recently started adding weight relative to the benchmark. We believe that the domestic recovery is in its middle innings and corporate profits are healthy. Cap-ex spending has remained low for the last decade and a half and we have seen chronic underinvestment in many end markets that should lead to some long-tailed investment cycles. At the same time, energy costs, particularly natural gas, have fallen while wage inflation remains benign. With input costs well controlled and after more than a decade of internal restructuring, the incremental revenue dollar is highly profitable to many industrial companies. One later cycle theme we are interested in relates to non-residential construction. During this recovery, we have yet to see much commercial construction activity as the previous cycle’s supply continues to be worked off and as financing remains difficult to obtain. The Architectural Billings Index ¹ has been strengthening and we have seen increased utilization of commercial rental fleets, resulting in some pricing power. These are two good leading indicators and we have several potential investment ideas that are levered to these trends.

Performance

For the Fund’s fiscal year ended April 30, 2013, Institutional Class shares of Timberline Small Cap Growth Fund posted a total net return of 7.99%, disappointing relative to the benchmark Russell 2000® Growth Index’s return of 15.67%. However, the Fund maintained its 4-Star Overall Morningstar Rating™, (among 638 Small Cap Growth Funds, based on risk adjusted returns)².

Outlook

As of April 30, 2013, the 10 largest portfolio positions represented 18.8% of the total Fund. Our largest position and also the best-performing portfolio holding for the Fund’s fiscal year, NetSpend Holdings, Inc. (Nasdaq: NTSP) offers general-purpose reloadable payroll and prepaid debit cards and related alternative financial services to “underbanked” consumers. Additional products include direct deposit services, interest-bearing accounts, bill pay services and card-to-card transfers. The company announced in February that it had agreed to be acquired by Total System Services, Inc. (NYSE: TSS; not held by the Fund) for $1.4 billion in an all cash transaction.

Our second largest position, Pier 1 Imports Inc. (NYSE: PIR), is a home furnishings retail company which offers a variety of furniture, accessories, and specialty items through both owned and leased retail stores. The company is currently benefitting from the recovery in the housing market and from strong execution by management. We like PIR for its strong same store sales, rising gross margin from improved sourcing and effective inventory control, and ramping online presence.

2

TIMBERLINE SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

Although challenges remain on the economic front both domestically and internationally, we believe that the economy will continue to grow, albeit at a sub-par rate relative to a normal recovery. At present, the domestic economy remains relatively attractive, given improving trends in headline unemployment, housing, and consumer confidence. We continue to focus on finding companies with higher organic growth rates driven by new services and product cycles that are somewhat independent of the macroeconomic backdrop. As always, we remain attentive to the risks that come with a rapidly changing environment and are mindful that new evidence must be weighed against our current investment thesis.

As always, we appreciate the confidence you have placed in us.

Kenneth A. Korngiebel, CFA

Timberline Small Cap Growth Fund

[1]

The Architecture Billings Index (ABI), produced by The American Institute of Architects (AIA) Economics and Market Research Group, is a leading economic indicator that provides an approximately 9-12 months glimpse into the future of nonresidential construction spending activity.

[2]	Overall rating for Advisor Class and Institutional Class among 638 Small Growth Funds as of 04/30/2013. Based on risk-adjusted returns.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

Timberline Small Cap Growth Fund was rated against the following numbers of U.S.-domiciled small growth funds over the following time periods: 638 funds in the last three years and 563 funds in the last five years ending 04/30/2013. With respect to these small growth funds, Timberline Small Cap Growth Fund Advisor Class and Institutional Class each received a Morningstar Rating of 3 stars and 4 stars for the three- and five-year periods, respectively. Class A received a Morningstar Rating of 3 stars for both the overall and five-year periods, and 2 stars for the three-year period. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar ratings are subject to change. See our latest quarterly fund fact sheet at www.timberlineasset.com for updated ratings for the fund.

3

TIMBERLINE SMALL CAP GROWTH FUND

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Timberline Small Cap Growth Fund

Class A Shares vs. Russell 2000® Growth Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Average Annual Total Returns for Periods Ended April 30, 2013

	1 Year	Since Inception*
Class A Shares (without sales charge)	7.65%	5.42%
Class A Shares (with sales charge)	1.42%	2.69%
Russell 2000® Growth Index**	15.67%	9.57%

*	Class A Shares of the Fund commenced operations on February 3, 2011.

**	Benchmark performance is from inception date of Class A Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

4

TIMBERLINE SMALL CAP GROWTH FUND

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Timberline Small Cap Growth Fund

Advisor Class Shares vs. Russell 2000® Growth Index

Average Annual Total Returns for Periods Ended April 30, 2013
	1 Year	Since Inception*
Advisor Class Shares	7.66%	6.49%
Russell 2000® Growth Index**	15.67%	10.79%

*	Advisor Class Shares of the Fund commenced operations on March 16, 2011.

**	Benchmark performance is from inception date of Advisor Class Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

5

TIMBERLINE SMALL CAP GROWTH FUND

Annual Report

Performance Data (Continued)

April 30, 2013

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Timberline Small Cap Growth Fund

Institutional Class Shares vs. Russell 2000® Growth Index

Average Annual Total Returns for Periods Ended April 30, 2013
	1 Year	3 Year	5 Year	Since Inception
Institutional Class Shares†	7.99%	10.81%	8.58%	4.31%
Russell 2000® Growth Index*	15.67%	12.94%	7.81%	4.15%

†

Performance shown for the period from November 1, 2007 to December 30, 2010 is the performance of TW Small Cap Growth Fund I, L.P., an unregistered pooled investment vehicle (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on December 31, 2010. Performance from December 31, 2010 to April 30, 2013 is from the performance of the Fund’s Institutional Class Shares. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

*	Benchmark performance is from inception date of the Predecessor Fund (November 1, 2007) only and is not the inception date of the benchmark itself.

6

TIMBERLINE SMALL CAP GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

The returns for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, dated September 1, 2012, are 3.67% and 1.48% for Class A Shares, 3.61% and 1.48% for Advisor Class Shares and 3.45% and 1.23% for Institutional Class Shares, respectively, of the average daily net assets of each Class. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Timberline Asset Management LLC (“TAM” or the “Adviser”), has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions) do not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate its performance as compared to that of the Russell 2000® Growth Index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth market. It is impossible to invest directly in an index.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

7

TIMBERLINE SMALL CAP GROWTH FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

TIMBERLINE SMALL CAP GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Timberline Small Cap Growth Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,126.80	$7.80
Hypothetical (5% return before expenses)	1,000.00	1,017.46	7.40
Advisor Class Shares
Actual	$1,000.00	$1,128.00	$7.81
Hypothetical (5% return before expenses)	1,000.00	1,017.46	7.40
Institutional Class Shares
Actual	$1,000.00	$1,129.10	$6.49
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.16

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2013 of 1.48%, 1.48%, and 1.23% for Class A, Advisor Class and Institutional Class Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 12.68%, 12.80%, and 12.91% for Class A, Advisor Class and Institutional Class Shares, respectively.

9

TIMBERLINE SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Specialty Retail	8.9%	$2,325,987
Software	8.1	2,130,823
Health Care Providers & Services	7.8	2,045,680
Hotels, Restaurants & Leisure	5.6	1,470,191
Internet Software & Services	5.3	1,392,738
Road & Rail	4.5	1,180,197
Biotechnology	4.3	1,128,692
Health Care Equipment & Supplies	3.8	989,345
Aerospace & Defense	3.4	881,552
Commercial Services & Supplies	3.4	886,442
Machinery	3.1	814,019
Consumer Finance	3.0	798,798
IT Services	3.0	789,720
REIT	2.9	751,536
Oil, Gas & Consumable Fuels	2.8	738,776
Professional Services	2.5	663,724
Semiconductors & Semiconductor Equipment	2.3	607,909
Internet & Catalog Retail	2.1	563,845
Life Sciences Tools & Services	2.1	551,247
Food & Staples Retailing	1.8	477,153
Commercial Banks	1.7	452,775
Electronic Equipment, Instruments & Components	1.7	448,868
Leisure Equipment & Products	1.5	404,235
Communications Equipment	1.4	369,392
Building Products	1.4	367,720
Household Durables	1.3	332,633
Auto Components	1.2	315,846
Health Care Technology	0.9	234,682
Pharmaceuticals	0.8	219,433
Trading Companies & Distributors.	0.8	210,020
Real Estate Management & Development	0.7	189,821
Energy Equipment & Services	0.6	165,081
Media	0.6	157,418
Computers & Peripherals	0.5	119,335
Other Assets in Excess of Liabilities	4.2	1,097,736

NET ASSETS	100.0%	$26,273,369

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

TIMBERLINE SMALL CAP GROWTH FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 95.8%
Aerospace & Defense — 3.4%
DigitalGlobe, Inc.*	16,919	$493,866
Hexcel Corp.*	12,711	387,686

		881,552

Auto Components — 1.2%
Dorman Products, Inc.	8,369	315,846

Biotechnology — 4.3%
ARIAD Pharmaceuticals, Inc.*	11,481	205,165
Isis Pharmaceuticals, Inc.*	11,538	258,336
Keryx Biopharmaceuticals, Inc.*	29,801	242,878
NewLink Genetics Corp.*	8,864	123,564
Orexigen Therapeutics, Inc.*	32,046	194,840
Trius Therapeutics, Inc.*	14,908	103,909

		1,128,692

Building Products — 1.4%
Lennox International, Inc.	2,647	164,114
USG Corp.*	7,834	203,606

		367,720

Commercial Banks — 1.7%
Bank of the Ozarks, Inc.	4,438	181,647
Banner Corp.	8,299	271,128

		452,775

Commercial Services & Supplies — 3.4%
Mobile Mini, Inc.*	7,819	219,948
Steelcase, Inc., Class A	24,723	313,982
US Ecology, Inc.	12,960	352,512

		886,442

Communications Equipment — 1.4%
Plantronics, Inc.	3,812	167,042

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications Equipment — (Continued)
Sonus Networks, Inc.*	96,357	$202,350

		369,392

Computers & Peripherals — 0.5%
Quantum Corp.*	83,451	119,335

Consumer Finance — 3.0%
NetSpend Holdings, Inc.*	50,050	798,798

Electronic Equipment, Instruments & Components — 1.7%
InvenSense, Inc.*	16,075	149,819
OSI Systems, Inc.*	5,219	299,049

		448,868

Energy Equipment & Services — 0.6%
Hornbeck Offshore Services, Inc.*	3,675	165,081

Food & Staples Retailing — 1.8%
Casey’s General Stores, Inc.	4,683	271,193
The Fresh Market, Inc.*	5,032	205,960

		477,153

Health Care Equipment & Supplies — 3.8%
Cyberonics, Inc.*	3,410	148,062
DexCom, Inc.*	20,705	339,769
ICU Medical, Inc.*	2,918	175,810
Spectranetics Corp.*	17,464	325,704

		989,345

Health Care Providers & Services — 7.8%
Acadia Healthcare Co., Inc.*	12,282	387,497
BioScrip, Inc.*	19,970	276,784
Centene Corp.*	5,645	260,799
ExamWorks Group, Inc.*	12,365	223,806
HealthSouth Corp.*	14,718	404,745

The accompanying notes are an integral part of the financial statements.

11

TIMBERLINE SMALL CAP GROWTH FUND

Portfolio of Investments (Continued)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Providers & Services — (Continued)
HMS Holdings Corp.*	19,518	$492,049

		2,045,680

Health Care Technology — 0.9%
athenahealth, Inc.*	2,438	234,682

Hotels, Restaurants & Leisure — 5.6%
BJ’s Restaurants, Inc.*	12,877	441,681
Jack in the Box, Inc.*	10,895	390,586
Red Robin Gourmet Burgers, Inc.*	7,536	364,516
Six Flags Entertainment Corp	3,752	273,408

		1,470,191

Household Durables — 1.3%
Standard Pacific Corp.*	36,755	332,633

Internet & Catalog Retail — 2.1%
HomeAway, Inc.*	5,182	158,310
Shutterfly, Inc.*	9,107	405,535

		563,845

Internet Software & Services — 5.3%
CoStar Group, Inc.*	2,023	219,313
Dealertrack Technologies, Inc.*	6,123	170,526
Envestnet, Inc.*	11,266	205,267
Internap Network Services Corp.*	25,285	201,774
LivePerson, Inc.*	16,506	211,607
SPS Commerce, Inc.*	8,153	384,251

		1,392,738

IT Services — 3.0%
ExlService Holdings, Inc.*	12,190	397,638
MAXIMUS, Inc.	1,317	104,952

	Number of Shares	Value
COMMON STOCKS — (Continued)
IT Services — (Continued)
WEX Inc.*	3,789	$287,130

		789,720

Leisure Equipment & Products — 1.5%
Brunswick Corp.	12,768	404,235

Life Sciences Tools & Services — 2.1%
Furiex Pharmaceuticals, Inc.*	4,069	138,143
PAREXEL International Corp.*	10,088	413,104

		551,247

Machinery — 3.1%
Actuant Corp., Class A	11,117	347,962
CLARCOR, Inc.	4,820	249,194
Lindsay Corp.	2,823	216,863

		814,019

Media — 0.6%
IMAX Corp. (Canada)*	6,166	157,418

Oil, Gas & Consumable Fuels — 2.8%
Oasis Petroleum, Inc.*	8,435	288,730
Pioneer Energy Services Corp.*	33,921	239,143
Rosetta Resources, Inc.*	4,915	210,903

		738,776

Pharmaceuticals — 0.8%
Optimer Pharmaceuticals, Inc.*	14,212	219,433

Professional Services — 2.5%
The Advisory Board Co.*	3,918	192,570
The Corporate Executive Board Co	6,035	340,133
WageWorks, Inc.*	5,116	131,021

		663,724

The accompanying notes are an integral part of the financial statements.

12

TIMBERLINE SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate Management & Development — 0.7%
Jones Lang LaSalle, Inc.	1,917	$189,821

REIT — 2.9%
EastGroup Properties, Inc.	3,692	232,854
Pebblebrook Hotel Trust	9,846	267,417
Tanger Factory Outlet Centers, Inc.	6,769	251,265

		751,536

Road & Rail — 4.5%
Avis Budget Group, Inc.*	4,992	143,969
Genesee & Wyoming, Inc., Class A*	5,627	479,420
Old Dominion Freight Line, Inc.*	4,701	180,988
Swift Transportation Co.*	26,806	375,820

		1,180,197

Semiconductors & Semiconductor Equipment — 2.3%
Cavium, Inc.*	12,325	387,621
Hittite Microwave Corp.*	3,926	220,288

		607,909

Software — 8.1%
Aspen Technology, Inc.*	5,755	175,412
CommVault Systems, Inc.*	3,025	222,458
Guidewire Software, Inc.*	9,440	378,355
Infoblox, Inc.*	21,821	482,462
Interactive Intelligence Group, Inc.*	7,332	303,765
Sourcefire, Inc.*	4,797	229,105

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software — (Continued)
Tangoe, Inc.*	12,569	$161,637
The Ultimate Software Group, Inc.*	1,839	177,629

		2,130,823

Specialty Retail — 8.9%
Francesca’s Holdings Corp.*	7,988	228,137
GameStop Corp., Class A	11,471	400,338
Monro Muffler Brake, Inc	9,508	393,251
Pier 1 Imports, Inc.	21,465	498,203
Vitamin Shoppe, Inc.*	8,754	430,259
Zumiez, Inc.*	12,972	375,799

		2,325,987

Trading Companies & Distributors — 0.8%
Beacon Roofing Supply, Inc.*	5,508	210,020

TOTAL COMMON STOCKS (Cost $20,710,885)		25,175,633

TOTAL INVESTMENTS - 95.8% (Cost $20,710,885)		25,175,633

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.2%		1,097,736

NET ASSETS - 100.0%		$26,273,369

*	Non-income producing.

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

13

TIMBERLINE SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value (Cost $20,710,885)	$25,175,633
Cash	974,348
Receivable for investments sold	209,133
Receivable for capital shares sold	500
Dividends and interest receivable	4,369
Receivable from Investment Adviser	4,725
Prepaid expenses and other assets	28,127

Total assets	26,396,835

Liabilities
Payable for investments purchased	58,495
Payable for audit fees	24,076
Payable for transfer agent fees	9,492
Payable for administration and accounting fees	8,281
Payable for custodian fees	2,971
Other expenses	20,151

Total liabilities	123,466

Net Assets	$26,273,369

Net Assets Consisted of:
Capital stock, $0.01 par value	$22,758
Paid-in capital	22,782,452
Accumulated net investment loss	(79,319)
Accumulated net realized loss from investments	(917,270)
Net unrealized appreciation on investments	4,464,748

Net Assets	$26,273,369

Class A:
Net asset value, redemption price per share ($381,261 / 33,228)	$11.47

Maximum offering price per share (100/94.25 of $11.47)	$12.17

Advisor Class:
Net asset value, offering and redemption price per share ($98,482 / 8,593)	$11.46

Institutional Class:
Net asset value, offering and redemption price per share ($25,793,626 / 2,233,945)	$11.55

The accompanying notes are an integral part of the financial statements.

14

TIMBERLINE SMALL CAP GROWTH FUND

Statement of Operations

For the Year Ended April 30, 2013

Investment Income
Dividends	$87,214
Interest	520

Total investment income	87,734

Expenses
Advisory fees (Note 2)	226,530
Transfer agent fees (Note 2)	115,491
Administration and accounting fees (Note 2)	78,497
Legal fees	36,471
Registration and filing fees	36,305
Custodian fees (Note 2)	26,107
Printing and shareholder reporting fees	25,956
Audit fees	24,232
Trustees’ and officers’ fees (Note 2)	17,446
Distribution fees (Class A) (Note 2)	944
Distribution fees (Advisor Class) (Note 2)	196
Other expenses	11,252

Total expenses before waivers and reimbursements	599,427

Less: waivers and reimbursements (Note 2)	(319,654)

Net expenses after waivers and reimbursements	279,773

Net investment loss	(192,039)

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(620,076)
Net change in unrealized appreciation/(depreciation) on investments	2,856,916

Net realized and unrealized gain on investments	2,236,840

Net increase in net assets resulting from operations	$2,044,801

The accompanying notes are an integral part of the financial statements.

15

TIMBERLINE SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment loss	$(192,039)	$(178,118)
Net realized gain/(loss) from investments	(620,076)	52,147
Net change in unrealized appreciation/(depreciation) on investments	2,856,916	(938,653)

Net increase/(decrease) in net assets resulting from operations	2,044,801	(1,064,624)

Less Dividends and Distributions to Shareholders
Net realized capital gains:
Class A	(2,826)	(1,996)
Advisor Class	(585)	(612)
Institutional Class	(192,297)	(442,533)

Net decrease in net assets from dividends and distributions to shareholders	(195,708)	(445,141)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	3,262,679	3,884,119

Total increase in net assets	5,111,772	2,374,354

Net assets
Beginning of year	21,161,597	18,787,243

End of year	$26,273,369	$21,161,597

Accumulated net investment income/(loss), end of year	$(79,319)	$—

The accompanying notes are an integral part of the financial statements.

16

TIMBERLINE SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 3, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.75	$11.85	$10.57

Net investment loss(1)	(0.11)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.92	(0.71)	1.32

Net increase/(decrease) in net assets resulting from operations	0.81	(0.84)	1.28

Dividends and distributions to shareholders from:
Net realized gains	(0.09)	(0.26)	—

Net asset value, end of period	$11.47	$10.75	$11.85

Total investment return(2)	7.65%	(6.75)%	12.11%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$381	$458	$72
Ratio of expenses to average net assets	1.48%	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.90%	3.67%	3.75	%(3)
Ratio of net investment loss to average net assets	(1.09)%	(1.27)%	(1.34	)%(3)
Portfolio turnover rate	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

17

TIMBERLINE SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Advisor Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Advisor Class
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period March 16, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.74	$11.85	$10.40

Net investment loss(1)	(0.12)	(0.13)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.93	(0.72)	1.47

Net increase/(decrease) in net assets resulting from operations	0.81	(0.85)	1.45

Dividends and distributions to shareholders from:
Net realized gains	(0.09)	(0.26)	—

Net asset value, end of period	$11.46	$10.74	$11.85

Total investment return(2)	7.66%	(6.84)%	13.94%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$98	$53	$28
Ratio of expenses to average net assets	1.48%	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.88%	3.61%	3.49	%(3)
Ratio of net investment loss to average net assets	(1.09)%	(1.27)%	(1.29	)%(3)
Portfolio turnover rate	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

18

TIMBERLINE SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.79	$11.86	$10.00

Net investment loss(1)	(0.09)	(0.11)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.94	(0.70)	1.90

Net increase/(decrease) in net assets resulting from operations	0.85	(0.81)	1.86

Dividends and distributions to shareholders from:
Net realized gains	(0.09)	(0.26)	—

Net asset value, end of period	$11.55	$10.79	$11.86

Total investment return(2)	7.99%	(6.49)%	18.60%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$25,794	$20,650	$18,687
Ratio of expenses to average net assets	1.23%	1.23%	1.23	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.64%	3.45%	2.81	%(3)
Ratio of net investment loss to average net assets	(0.84)%	(1.02)%	(1.11	)%(3)
Portfolio turnover rate	109.97%	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

19

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Timberline Small Cap Growth Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 31, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Advisor Class and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares was purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

20

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1	—	quoted prices in active markets for identical securities;

—	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$25,175,633	$25,175,633	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase

21

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

22

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Timberline Asset Management LLC (“TAM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2013, the amount of potential recovery was as follows:

April 30, 2014	Expiration April 30, 2015	April 30, 2016
$61,402	$386,522	$319,654

For the year ended April 30, 2013, the advisory fees accrued and waived were $226,530 and fees reimbursed by the Adviser were $93,124.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

23

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Advisor Class Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Advisor Class Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2013 was $4,232. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$27,452,790	$23,932,124

24

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

4. Capital Share Transactions

For the years ended April 30, 2013 and April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Sales	5,696	$62,241	40,823	$432,061
Reinvestments	282	2,826	210	1,996
Redemption Fees*	—	—	—	8
Redemptions	(15,365)	(163,841)	(4,484)	(47,623)

Net increase (decrease)	(9,387)	$(98,774)	36,549	$386,442

Advisor Class Shares
Sales	5,857	$59,411	5,975	$61,393
Reinvestments	58	585	64	612
Redemption Fees*	—	—	—	1
Redemptions	(2,294)	(23,498)	(3,471)	(31,882)

Net increase	3,621	$36,498	2,568	$30,124

Institutional Class Shares
Sales	307,654	$3,196,530	294,275	$3,051,248
Reinvestments	18,353	184,810	46,484	442,533
Redemption Fees*	—	18	—	554
Redemptions	(5,508)	(56,403)	(2,758)	(26,782)

Net increase	320,499	$3,324,955	338,001	$3,467,553

Total Net Increase	314,733	$3,262,679	377,118	$3,884,119

*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recordedaspaid-in-capital.

25

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2013, these adjustments were $112,720 to decrease accumulated net investment loss, $11 to decrease accumulated net realized loss and $112,731 to decrease paid-in-capital. These adjustments are primarily attributable to disallowed expenses and net investment loss. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2013, the tax character of distributions paid by the Fund was $97,929 of ordinary income dividends and $97,779 of long term capital gains dividends. For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $445,141 of ordinary income dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$(610,352)	$—	$—	$4,203,794	$(125,283)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

26

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2013

At April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$20,971,839

Gross unrealized appreciation	$4,864,590
Gross unrealized depreciation	(660,796)

Net unrealized appreciation	$4,203,794

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the year ended April 30, 2013, the Fund had late year ordinary loss deferrals of $79,319 and post October capital loss deferrals of $45,964.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was April 30, 2012.

As of April 30, 2013, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward
	Short-Term	Long-Term
Timberline Small Cap Growth Fund	$377,142	$233,210

27

TIMBERLINE SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2013

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

TIMBERLINE SMALL CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Timberline Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Timberline Small Cap Growth Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Timberline Small Cap Growth Fund of FundVantage Trust at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 24, 2013

29

TIMBERLINE SMALL CAP GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the Fund paid $97,929 of ordinary income dividends and $97,779 in long term gains. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 28.39% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 36.36%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

TIMBERLINE SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 632-9904 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

TIMBERLINE SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 632-9904.

32

TIMBERLINE SMALL CAP GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (866) 632-9904

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.

33

TIMBERLINE SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28

Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

34

TIMBERLINE SMALL CAP GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Services Delivery, BNY Mellon from January 2012 to present. EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

¹ Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

35

TIMBERLINE SMALL CAP GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SEARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

36

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Investment Adviser

Timberline Asset Management LLC

805 SW Broadway, Suite 2400

Portland, OR 97205

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TIMBERLINE SMALL

CAP GROWTH FUND

of

FundVantage Trust

Class A Shares (SGWAX)

Advisor Class Shares (SGWYX)

Institutional Class Shares (SGRIX)

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the Timberline Small Cap Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Timberline Small Cap Growth Fund.

WHV FUNDS

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear WHV Funds Shareholder,

The U.S. and foreign equity markets have continued their strong performance during the first months of 2013. Following the market correction in the spring of 2012, U.S. and developed foreign equity markets have been robust as emphasized by the trailing one year returns through April 2013 of the S&P 500 (+16.9%) and the MSCI EAFE (+20.0%) indices. However, emerging market returns significantly lagged due to the risk adverse climate with the MSCI Emerging Markets Index up only +4.0% over the same period.

For most of 2013, investors seem to have been increasingly focused on the relative attractiveness of the U.S. economy and capital markets relative to many international alternatives. GDP growth continues to be sub-par, but previous headwinds have begun to turn into tailwinds. The end of the housing crisis and strong replacement demand for automobiles continue to support positive economic growth. The discovery and production of unconventional U.S. hydrocarbon energy reserves reduces the need for energy imports, which in turn is additive to GDP growth. However, continued fiscal policy gridlock prevents the economy from accelerating to a more normal GDP growth rate. Despite sub-par GDP growth, we believe the U.S. stock market is in a sweet spot of earnings reacceleration and undemanding valuation.

The incoming Bank of Japan (“BOJ”) Governor Haruhiko Kuroda announced unusually drastic and sudden changes to Japan’s monetary policy during the quarter. Apart from targeting a 2% rate of inflation, the BOJ is extending bond purchases to all maturities and intends to double the monetary base within two years. This is a most surprising departure from two decades of overly cautious monetary policy setting and virtually ensures further weakness of the Japanese Yen given the low credit demand in Japan. A lower yen is clearly detrimental to direct competitors of Japan, such as Korean exporters, but also has the potential to negatively affect exporters in Indonesia, Malaysia and Thailand.

In Europe, the botched bail-out of Cyprus assured that headline risk regarding the Eurozone issues made a familiar reappearance. After an extended “bank holiday”, the final bail-out deal for Cyprus included the closure of the second largest bank and an, until now, unheard of “bail-in” of large depositors not covered by a deposit insurance scheme. Cyprus instituted capital controls to avoid accelerated outflows from the country. This action ensured that a Cypriot euro is not equal to a German euro and might well be the first step toward a re-shuffling of the Eurozone membership.

Risk perceptions for Spain and Italy worsened in the wake of this mini-crisis as depositors are ill-advised to maintain large balances in weaker banks. Investors’ expectations of a gradual economic recovery for the Eurozone in the second half of 2013 are likely to be frustrated due to the renewed uncertainty surrounding the health of its financial institutions. The inconclusive outcome of the Italian election and subsequent inability to form a government has further increased investors’ cynicism of the Euro project.

1

WHV FUNDS

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

WHV International Equity Fund

Market Outlook

The momentum of global economic growth was positive as we entered the New Year but in March an unexpected financial crisis in Cyprus, one of the smallest members of the Eurozone, raised fears that the European financial system could become unstable again and delay the European economic recovery.

Sluggish economic growth in the highly developed countries has prompted the central banks of the Eurozone, the United States, the United Kingdom and Japan to continue printing money in order to boost asset prices and provide ample credit and liquidity to their respective economies. The expectation is that this will eventually have a positive impact on economic growth. However, if the central banks miscalculate and are unable to withdraw the massive amounts of currency introduced into the system when economic growth picks up pace significantly, they may unintentionally create an inflation problem. This possible scenario could potentially benefit the WHV International Equity Fund as its energy and materials investments have more of an inflation hedge profile than the general market.

In the emerging markets sphere, a hot property market in China compelled government regulators in March to tighten real estate buying and lending standards. The Chinese government transition was also completed and the 2013 real economic growth target was announced. At 7.5%, the target is lower than the country’s historical long term growth rate, but it is off of a much higher base. Indeed, China is now the world’s second largest economy and 7-8% growth is more reasonable for an economy of this size. Annual growth rates much higher than 8% at this stage of China’s economic development could create a major inflation problem for the country. In contrast, a more moderate growth rate should be more sustainable and still represents superior economic growth which is positive for the country’s demand for energy and natural resources.

In December, the U.S. National Intelligence Council, advisors to the Director of National Intelligence, predicted that China could surpass the United States and become the world’s largest economy around 2028. Remarkably, the thirty-four nation Organisation for Economic Co-operation and Development forecast that China is on course to become the largest economy in the world around 2016 if adjustments are made for price differences. China will need massive amounts of energy and resources to fuel such significant growth, which we believe will benefit the Fund’s favored sectors of energy, materials and industrials.

Performance Review

The primary factor in the sector selection process of the WHV International Equity Fund is the analysis of global supply and demand imbalances. The identification and monitoring of these imbalances allows WHV to follow the relative attractiveness of each sector. For example, the current secular theme emphasizes those sectors that are expected to benefit from the developing economic leadership of the emerging market economies: energy, materials and industrials.

For the twelve-month period ending April 30, 2013, the WHV International Equity Fund realized a 6.88% (I share), and 6.61% (A share without sales charge), total return without load. This is compared to the overall international equity market, as defined by the MSCI EAFE Index (gross), appreciating 19.96% for the same period. The rally among developed foreign equity markets since the spring of 2012 has been defined by risk aversion as exemplified by the leadership of the defensive health care and consumer staples sectors. The Fund’s underperformance for the period was attributable to its overweight in the economically sensitive sectors energy and materials sectors. The underweight to the top performing financial sector (+36.6%) was an additional headwind for the Fund.

2

WHV FUNDS

Annual Investment Adviser’s Report (Continued)

April 30, 2013

(Unaudited)

WHV Emerging Markets Equity Fund

Market Outlook

Emerging market economies, in aggregate, continue to grow at significantly faster rates than developed economies; however, returns of emerging market stock markets are not reflecting this circumstance despite attractive valuations. GDP growth rates in 2012 were disappointing for a number of emerging market countries, especially the BRICs and Eastern Europe, Middle East and Africa countries. Stronger than expected growth was recorded by the smaller Latin American economies of Colombia and Peru and the Association of Southeast Asian Nations countries.

Relative stock market performances reflected these divergences, as the BRIC markets underperformed the markets of Thailand, Indonesia and the Philippines. Malaysia’s market has performed listlessly as the country prepares itself for an election. The performance of the Mexican economy and stock market has been surprisingly strong as the country benefits from the near-shoring of industrial production to the U.S. economy. The outcome of last year’s presidential election in Mexico appears to bode well for long overdue structural economic reforms including the possible reopening of the country’s oil industry to foreign investment.

The reacceleration of China’s economy has been subjected to new doubts as economic data has been confusing; which is a recurring factor around the Chinese New Year. New restrictions on real estate financing have contributed to investor uncertainty toward China as well. While economic growth in China may not reach the lofty levels of the prior decade, we believe the urbanization story is not over and infrastructure investments will continue in the years ahead. However, the new leaders of China have signaled they prefer a more balanced approach to growth with greater emphasis on consumption and a new focus on improving the quality of life through reduced pollution and better healthcare.

Emerging market equities remain attractively valued by historic standards and we anticipate relatively healthy returns for long-term investors. We see economic growth in these countries being driven more by domestic demand and trade with other emerging economies and less by exports to developed countries. Besides faster economic growth, emerging market equities also have stronger balance sheets and attractive demographics. The MSCI EM Indexi trades at a trailing price/earnings ratio of 12.0x, price/book ratio of 1.6x and dividend yield of 2.3%, with earnings-per-share growth of 28.5% for FY2013. These metrics should be attractive for investors in our view.ii

Performance Review

The investment philosophy of the WHV Emerging Markets Equity Fund is grounded in the conviction that superior investment performance results may be obtained by identifying attractively valued companies that can grow their earnings faster than the overall market. The process begins with a top-down analysis that aims to identify the most attractive emerging market countries in which to invest. Utilizing WHV’s long running GARPiii oriented philosophy, the firm then constructs a portfolio of the most attractive stocks within those countries through bottom-up, fundamental research.

For the twelve-month period ending April 30, 2013, the WHV Emerging Markets Equity Fund realized a total return without load of -0.16% (I share), and -0.40% (A share without sales charge). This is compared to the emerging markets equity market, as defined by the MSCI Emerging Markets Index (net), appreciating 3.97% for the same period. The Fund’s underperformance for the period was largely attributable to stock selection in the industrials and information technology sectors. Furthermore, stock selection in China and Indonesia, as well as the overweight to Peru contributed to relative underperformance.

3

WHV FUNDS

Annual Investment Adviser’s Report (Concluded)

April 30, 2013

(Unaudited)

We thank you for your investment in the Funds and look forward to communicating with you again in our next letter.

Sincerely,

WHV Investment Management

i MSCI, Factset, 31 December 2012

ii WHV does not guarantee the future performance of any client’s account or any specific level of performance, the success of any investment decision or strategy that we may use, or the success of our overall management of any account. Certain statements contained in this commentary are forward-looking, including those that discuss strategies, goals, outlook or other non-historical matters; or project revenues, income, returns or other financial measures. These forward-looking statements are made only as of the date on which they are made, and WHV undertakes no obligation to update or revise any forward-looking statements.

iii GARP (Growth at a Reasonable Price): An equity investment strategy that seeks to combine tenets of both growth investing and value investing to find individual stocks. GARP investors look for companies that are showing consistent earnings growth above broad market levels (a tenet of growth investing) while excluding companies that have very high valuations (value investing).

This letter is intended to assist shareholders in understanding how the Funds performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

4

WHV FUNDS

WHV International Equity Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the WHV International Equity Fund

Class A Shares vs. MSCI EAFE Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns For the Periods Ended April 30, 2013
	1 Year	3 Years	Since Inception
Class A Shares (without sales charge)*	6.61%	4.71%	8.45%
Class A Shares (with sales charge)*	0.47%	2.65%	6.75%
MSCI EAFE Index - Class A Shares	19.96%	7.96%	9.33%**
*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.

**	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

WHV FUNDS

WHV International Equity Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Account Value of $500,000 Investment in the WHV International Equity Fund

Class I Shares vs. MSCI EAFE Index

Average Annual Total Returns For the Periods Ended April 30, 2013
	1 Year	3 Years	Since Inception
Class I Shares*	6.88%	4.97%	18.33%
MSCI EAFE Index - Class I Shares	19.96%	7.96%	12.48	%**

*	Class I Shares of the Fund commenced operations on December 19, 2008.

**	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

WHV FUNDS

WHV International Equity Fund

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 1.51% and 1.50%, respectively, for Class A Shares and 1.27% and 1.25%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2012, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investment Management, Inc. (the “Adviser”), formerly Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013 unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index (Europe, Australasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. It is impossible to invest directly in an index. As of April 30, 2013, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

7

WHV FUNDS

WHV Emerging Markets Equity Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the WHV Emerging Markets Equity Fund

Class A Shares vs. MSCI Emerging Markets Index

Class A Shares’ growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns For the Periods Ended April 30, 2013
	1 Year	Since Inception
Class A Shares (without sales charge)*	-0.40%	-2.49%
Class A Shares (with sales charge)*	-6.08%	-4.94%
MSCI Emerging Markets Index	3.97%	-1.91%	**

*	Class A Shares of the WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

**	Benchmark performance is from inception date of the Fund (December 31, 2010) only and is not the inception of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

WHV FUNDS

WHV Emerging Markets Equity Fund

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Account Value of $500,000 Investment in the WHV Emerging Markets Equity Fund

Class I Shares vs. MSCI Emerging Markets Index

Average Annual Total Returns For the Periods Ended April 30, 2013
	1 Year	Since Inception
Class I Shares*	-0.16%	-2.29%
MSCI Emerging Markets Index	3.97%	-1.91%	**

*	Class I Shares of the WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

**	Benchmark performance is from inception date of the Fund (December 31, 2010) only and is not the inception of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

WHV FUNDS

WHV Emerging Markets Equity Fund

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 18.13% and 1.75%, respectively, for Class A Shares and 14.21% and 1.50%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2012, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investment Management, Inc. (the “Adviser”), formerly Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.50% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until December 31, 2013 unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI Emerging Markets Index, which is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. It is impossible to invest directly in an index. As of April 30, 2013, the MSCI Emerging Markets Index consisted of the following 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. Emerging markets involve additional risks, including lack of market liquidity, currency devaluation, hyperinflation, political or social instability, and other factors.

10

WHV FUNDS

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the WHV Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2012 through April 30, 2013 for the WHV International Equity Fund and for the WHV Emerging Markets Equity Fund, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

WHV FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	WHV International Equity Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,081.20	$7.74
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50
Class I Shares
Actual	$1,000.00	$1,082.80	$6.46
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

	WHV Emerging Markets Equity Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period**
Class A Shares
Actual	$1,000.00	$1,041.30	$8.86
Hypothetical (5% return before expenses)	1,000.00	1,016.12	8.75
Class I Shares
Actual	$1,000.00	$1,042.60	$7.60
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50

*Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2013 of 1.50% and 1.25% for Class A and Class I Shares, respectively, for the WHV International Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The WHV International Equity Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the WHV International Equity Fund of 8.12% and 8.28% for Class A and Class I Shares, respectively.

**Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2013 of 1.75% and 1.50% for Class A and Class I Shares, respectively, for the WHV Emerging Markets Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The WHV Emerging Markets Equity Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the WHV Emerging Markets Equity Fund of 4.13% and 4.26% for Class A and Class I Shares, respectively.

12

WHV FUNDS

WHV International Equity Fund

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Energy Equipment & Services	27.1%	$101,209,866
Road & Rail	11.2	41,714,459
Metals & Mining	10.8	40,391,154
Chemicals	10.6	39,659,186
Food Products	7.6	28,514,710
Oil, Gas & Consumable Fuels	7.3	27,134,337
Machinery	5.1	19,009,710
Beverages	4.5	16,735,290
Tobacco	3.6	13,692,652
Pharmaceuticals	2.9	10,961,105
Insurance	1.1	3,948,379
Real Estate Management & Development	1.0	3,870,978
Capital Markets	0.3	1,050,233
Trading Companies & Distributors	0.1	467,420
Other Assets in Excess of Liabilities	6.8	25,277,433

NET ASSETS	100.0%	$373,636,912

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 93.2%
Australia — 4.3%
BHP Billiton, Ltd., SP ADR	237,330	$15,953,323

Bermuda — 4.3%
Brookfield Property Partners LP*	1	15
Bunge, Ltd.	27,765	2,004,911
Nabors Industries, Ltd.	772,757	11,429,076
PartnerRe, Ltd.	26,155	2,467,463

		15,901,465

Brazil — 1.9%
Vale SA, SP ADR	424,190	7,249,407

Canada — 27.4%
Agrium, Inc.	110,765	10,153,828
Brookfield Asset Management, Inc., Class A	100,310	3,870,963
Canadian National Railway Co.	175,945	17,239,091
Canadian Natural Resources, Ltd.	396,000	11,618,640
Canadian Pacific Railway, Ltd.	196,400	24,475,368
Ensign Energy Services, Inc.	44,810	754,152
Finning International, Inc.	21,775	467,420
Manulife Financial Corp.	45,730	675,889
Potash Corp. of Saskatchewan, Inc.	350,155	14,741,526
Suncor Energy, Inc.	477,095	14,861,509
Talisman Energy, Inc.	55,020	654,188
Teck Resources, Ltd., Class B	111,925	2,973,847

		102,486,421

	Number of Shares	Value
COMMON STOCKS — (Continued)
Curacao — 4.7%
Schlumberger, Ltd.	237,770	$17,697,221

France — 0.2%
AXA SA, SP ADR	43,165	805,027

Germany — 2.8%
BASF SE, SP ADR	110,830	10,340,439

Ireland — 5.1%
Eaton Corp. PLC	154,856	9,509,707
Ingersoll-Rand PLC	176,580	9,500,003

		19,009,710

Luxemburg — 3.5%
Tenaris SA, ADR	297,970	13,256,685

Netherlands — 6.0%
Core Laboratories NV	85,600	12,393,168
Unilever NV, NY Shares	235,550	10,006,164

		22,399,332

Norway — 0.2%
Yara International ASA, ADR	16,160	757,581

Switzerland — 20.8%
Nestle SA, SP ADR	231,695	16,503,635
Noble Corp.	468,155	17,555,812
Novartis AG, ADR	148,605	10,961,105
Syngenta AG, ADR	42,875	3,665,812
Transocean, Ltd.*	261,410	13,454,773
UBS AG	59,035	1,050,233
Weatherford International, Ltd.*	1,146,910	14,668,979

		77,860,349

United Kingdom —12.0%
British American Tobacco PLC, SP ADR	123,335	13,692,652
Diageo PLC, SP ADR	136,950	16,735,290

The accompanying notes are an integral part of the financial statements.

14

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments (Concluded)

April 30, 2013

		Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Rio Tinto PLC, SP ADR	308,610	$14,214,577

		44,642,519

TOTAL COMMON STOCKS (Cost $317,323,629)		348,359,479

TOTAL INVESTMENTS - 93.2% (Cost $317,323,629)		348,359,479
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.8%		25,277,433

NET ASSETS - 100.0%		$373,636,912

*	Non-income producing.

ADR	American Depositary Receipt
LP	Limited Partnership
SP ADR	Sponsored American Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

15

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	24.4%	$1,593,358
Oil, Gas & Consumable Fuels	8.7	568,815
Beverages	8.3	545,020
Energy Equipment & Services	6.2	407,906
Semiconductors & Semiconductor Equipment	4.9	321,552
Food & Staples Retailing	4.7	308,096
Internet Software & Services	4.4	288,277
Health Care Equipment	3.7	239,903
Auto Components	3.1	202,419
Chemicals	2.7	178,164
Software	2.6	167,816
Water Utilities	2.5	164,092
Food Products	2.4	153,946
Industrial Conglomerates	2.1	140,208
Health Care Providers & Services	2.1	137,301
Personal Products	2.1	134,353
Metals & Mining	1.9	124,988
Media	1.9	122,128
Machinery	1.7	107,714
Other Assets in Excess of Liabilities	9.6	630,775

NET ASSETS	100.0%	$6,536,831

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

16

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — 90.4%
Argentina — 3.4%
Tenaris SA, ADR	4,950	$220,226

Brazil — 10.1%
BRF - Brasil Foods SA, ADR	6,200	153,946
Cia de Bebidas das Americas, PRF ADR	4,115	172,912
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	11,475	164,092
Totvs SA	8,925	167,816

		658,766

Chile — 6.4%
Cia Cervecerias Unidas SA, ADR	7,000	241,710
Sociedad Quimica y Minera de Chile SA, SP ADR	3,600	178,164

		419,874

China — 10.8%
CNOOC, Ltd., ADR	1,050	196,707
Hengan International Group Co. Ltd.	13,000	134,353
Mindray Medical International, Ltd., ADR	6,075	239,903
Sina Corp.*	2,350	132,352

		703,315

Columbia — 5.7%
Ecopetrol SA, SP ADR	3,025	143,899
Pacific Rubiales Energy Corp.	10,825	228,209

		372,108

India — 10.9%
HDFC Bank, Ltd., ADR	6,650	282,226
ICICI Bank, Ltd., SP ADR	4,900	229,418

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
India — (Continued)
Tata Motors, Ltd., SP ADR	7,350	$202,419

		714,063

Indonesia — 1.7%
United Tractors Tbk PT	59,000	107,714

Malaysia — 3.3%
Public Bank Bhd	40,300	217,494

Mexico — 5.2%
Fomento Economico Mexicano SAB de CV, SP ADR	1,150	130,398
Grupo Financiero Santander Mexico Sab de CV, ADR*	13,100	211,565

		341,963

Peru — 4.6%
Credicorp, Ltd.	1,180	177,696
Southern Copper Corp.	3,750	124,988

		302,684

Philippines — 2.1%
Alliance Global Group, Inc.	243,500	140,208

Poland — 2.7%
Eurocash SA	9,700	174,670

Russia — 7.4%
Eurasia Drilling Co., Ltd., GDR	4,800	187,680
Mail.ru Group, Ltd., GDR*	5,775	155,925
Sberbank of Russia, SP ADR*	11,100	142,746

		486,351

South Africa — 4.0%
Life Healthcare Group Holdings Ltd.	32,500	137,301

The accompanying notes are an integral part of the financial statements.

17

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments (Concluded)

April 30, 2013

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
South Africa — (Continued)
Naspers Ltd.	1,825	$122,128

		259,429

South Korea — 2.1%
Samsung Electronics Co., Ltd., GDR	195	134,568

Taiwan — 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	9,800	186,984

Thailand — 1.8%
Kasikornbank PCL NVDR	16,100	116,293

Turkey — 5.3%
Bim Birlesik Magazalar AS	2,600	133,426
Turkiye Halk Bankasi AS	19,800	215,920

		349,346

TOTAL COMMON STOCKS (Cost $5,305,339)		5,906,056

TOTAL INVESTMENTS - 90.4% (Cost $5,305,339)		5,906,056
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.6%		630,775

NET ASSETS - 100.0%		$6,536,831

*	Non-incomeproducing.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depositary Receipt
PCL	Public Company Limited
PRF ADR	Preferred American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

18

WHV FUNDS

Statement of Assets and Liabilities

April 30, 2013

	WHV	WHV
	International	Emerging Markets
	Equity Fund	Equity Fund
Assets
Investments, at value (Cost $317,323,629 and $5,305,339, respectively)	$348,359,479	$5,906,056
Cash	23,318,306	636,762
Receivable for capital shares sold	1,281,813	—
Dividends and interest receivable	1,577,817	5,988
Receivable from Investment Adviser	—	13,882
Prepaid expenses and other assets	46,669	19,573

Total assets	374,584,084	6,582,261

Liabilities
Payable for capital shares redeemed	527,803	—
Payable to Investment Adviser	307,484	—
Payable for audit fees	26,160	24,545
Payable for administration and accounting fees	24,942	7,568
Payable for transfer agent fees	18,571	8,155
Payable for custodian fees	6,827	4,449
Payable for legal fees	5,506	96
Accrued expenses	29,879	617

Total liabilities	947,172	45,430

Net Assets	$373,636,912	$6,536,831

Net Assets Consist of:
Capital stock, $0.01 par value	$181,556	$6,979
Paid-in capital	343,480,323	6,413,590
Accumulated net investment income	1,688,804	28,259
Accumulated net realized loss from investments	(2,749,621)	(512,714)
Net unrealized appreciation on investments	31,035,850	600,717

Net Assets	$373,636,912	$6,536,831

The accompanying notes are an integral part of the financial statements.

19

WHV FUNDS

Statement of Assets and Liabilities (Concluded)

April 30, 2013

	WHV	WHV
	International	Emerging Markets
	Equity Fund	Equity Fund
Class A:
Net asset value, offering and redemption price per share ($53,446,663 / 2,602,340) and ($545,541 / 58,313), respectively	$20.54	$9.36

Maximum offering price per share (100/94.25 of $20.54 and $9.36), respectively	$21.79	$9.93

Class I:
Net asset value, offering and redemption price per share ($320,190,249 / 15,553,277) and ($5,991,290 / 639,539), respectively	$20.59	$9.37

The accompanying notes are an integral part of the financial statements.

20

WHV FUNDS

Statement of Operations

For the Year Ended April 30, 2013

	WHV	WHV
	International	Emerging Markets
	Equity Fund	Equity Fund
Investment Income
Dividends	$6,540,761	$145,472
Less: foreign taxes withheld	(530,057)	(9,989)
Interest	13,041	169

Total investment income	6,023,745	135,652

Expenses
Advisory fees (Note 2)	3,311,679	57,185
Administration and accounting fees (Note 2)	259,532	75,866
Transfer agent fees (Note 2)	154,427	92,347
Distribution fees (Class A) (Note 2)	134,521	1,277
Professional fees	72,717	25,880
Trustees’ and officers’ fees (Note 2)	57,923	958
Registration and filing fees	49,848	28,499
Printing and shareholder reporting fees	47,739	895
Custodian fees (Note 2)	32,159	19,804
Other expenses	37,414	2,037

Total expenses before waivers and reimbursements	4,157,959	304,748

Less: waivers and reimbursements (Note 2)	—	(217,693)
Plus: Net expenses recouped (Note 2)	116,160	—

Net expenses after waivers and reimbursements	4,274,119	87,055

Net investment income	1,749,626	48,597

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	4,374,446	(417,667)
Net realized loss from foreign currency transactions	—	(2,043)
Net change in unrealized appreciation/(depreciation) on investments	16,462,284	373,162
Net change in unrealized appreciation on foreign currency transactions	—	41

Net realized and unrealized gain/(loss) on investments	20,836,730	(46,507)

Net increase/(decrease) in net assets resulting from operations	$22,586,356	$2,090

The accompanying notes are an integral part of the financial statements.

21

WHV FUNDS

WHV International Equity Fund

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$1,749,626	$1,859,318
Net realized gain/(loss) from investments	4,374,446	(6,298,028)
Net change in unrealized appreciation/(depreciation) from investments	16,462,284	(29,936,205)

Net increase/(decrease) in net assets resulting from operations	22,586,356	(34,374,915)

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(90,463)	(104,431)
Class I	(1,240,006)	(798,249)

Total net investment income	(1,330,469)	(902,680)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	37,753,470	100,431,144

Total increase in net assets	59,009,357	65,153,549

Net assets
Beginning of year	314,627,555	249,474,006

End of year	$373,636,912	$314,627,555

Accumulated net investment income, end of year	$1,688,804	$1,269,647

The accompanying notes are an integral part of the financial statements.

22

WHV FUNDS

WHV Emerging Markets Equity Fund

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2013	April 30, 2012
Increase/(decrease) in net assets from operations:
Net investment income	$48,597	$15,731
Net realized loss from investments and foreign currency transactions	(419,710)	(92,418)
Net change in unrealized appreciation from investments and foreign currency transactions	373,203	200,427

Net increase in net assets resulting from operations	2,090	123,740

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(1,211)	(1,077)
Class I	(26,775)	(6,791)

Total net investment income	(27,986)	(7,868)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,091,243	4,870,354

Total increase in net assets	1,065,347	4,986,226

Net assets
Beginning of year	5,471,484	485,258

End of year	$6,536,831	$5,471,484

Accumulated net investment income, end of year	$28,259	$9,692

The accompanying notes are an integral part of the financial statements.

23

WHV FUNDS

WHV International Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	July 31, 2009*
	April 30, 2013	April 30, 2012	April 30, 2011	to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$19.30	$22.42	$17.97	$15.22

Net investment income(1)	0.05	0.10	0.01	0.05
Net realized and unrealized gain/(loss) on investments	1.22	(3.20)	4.44	2.70

Net increase/(decrease) in net assets resulting from operations	1.27	(3.10)	4.45	2.75

Dividends to shareholders from:
Net investment income	(0.03)	(0.03)	—	—
Net realized gains	—	—	(0.01)	—	(2)

Total distributions	(0.03)	(0.03)	(0.01)	—

Redemption fees	— (2)	0.01	0.01	—	(2)

Net asset value, end of period	$20.54	$19.30	$22.42	$17.97

Total investment return(3)	6.61%	(13.75)%	24.83%	18.07%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$53,447	$58,360	$56,113	$14,349
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment(5)	1.46%	1.51%	1.57%	2.32	%(4)
Ratio of net investment income to average net assets	0.27%	0.51%	0.05%	0.37	%(4)
Portfolio turnover rate	5.21%	7.48%	2.20%	30.18	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

24

WHV FUNDS

WHV International Equity Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	December 19, 2008*
	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010	to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$19.35	$22.47	$17.99	$12.44	$10.00

Net investment income(1)	0.11	0.15	0.05	0.12	0.07
Net realized and unrealized gain/(loss) on investments	1.22	(3.21)	4.45	5.43	2.37

Net increase/(decrease) in net assets resulting from operations	1.33	(3.06)	4.50	5.55	2.44

Dividends to shareholders from:
Net investment income	(0.09)	(0.07)	(0.02)	— (2)	—
Net realized gains	—	—	(0.01)	— (2)	—

Total distributions	(0.09)	(0.07)	(0.03)	—	—

Redemption fees	— (2)	0.01	0.01	— (2)	—

Net asset value, end of period	$20.59	$19.35	$22.47	$17.99	$12.44

Total investment return(3)	6.88%	(13.51)%	25.12%	44.62%	24.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$320,190	$256,268	$193,361	$64,538	$191
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment(5)	1.21%	1.27%	1.32%	2.50%	163.68	%(4)
Ratio of net investment income to average net assets	0.58%	0.77%	0.24%	0.68%	1.73	%(4)
Portfolio turnover rate	5.21%	7.48%	2.20%	30.18%	11.10	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

25

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the	For the	For the Period
	Year Ended	Year Ended	December 31, 2010*
	April 30, 2013	April 30, 2012	to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$9.42	$10.34	$10.00

Net investment income/(loss)(1)	0.06	0.06	—	(2)
Net realized and unrealized gain/(loss) on investments	(0.10)	(0.94)	0.34

Net increase/(decrease) in net assets resulting from operations	(0.04)	(0.88)	0.34

Dividends to shareholder from:
Net investment income	(0.02)	(0.04)	—

Redemption Fees	— (2)	—	—

Net asset value, end of period	$9.36	$9.42	$10.34

Total investment return(3)	(0.40)%	(8.43)%	3.40%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$546	$650	$5
Ratio of expenses to average net assets	1.75%	1.75%	1.75	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	5.59%	18.13%	113.39	%(4)
Ratio of net investment income/(loss) to average net assets	0.63%	0.70%	(0.15	)%(4)
Portfolio turnover rate	93.67%	64.04%	19.25	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.01) or $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

26

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the	For the	For the Period
	Year Ended	Year Ended	December 31, 2010*
	April 30, 2013	April 30, 2012	to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$9.43	$10.35	$10.00

Net investment income(1)	0.08	0.09	0.01
Net realized and unrealized gain/(loss) on investments	(0.10)	(0.96)	0.34

Net increase/(decrease) in net assets resulting from operations	(0.02)	(0.87)	0.35

Dividends to shareholders from:
Net investment income	(0.04)	(0.05)	—

Redemption Fees	— (2)	—	—

Net asset value, end of period	$9.37	$9.43	$10.35

Total investment return(3)	(0.16)%	(8.30)%	3.50%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$5,991	$4,821	$480
Ratio of expenses to average net assets	1.50%	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	5.30%	14.21%	104.44	%(4)
Ratio of net investment income to average net assets	0.87%	0.95%	0.40	%(4)
Portfolio turnover rate	93.67%	64.04%	19.25	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

27

WHV FUNDS

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The WHV International Equity Fund and the WHV Emerging Markets Equity Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008 and December 31, 2010, respectively. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer separate classes of shares, Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Funds’ equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost which approximates fair value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to WHV Investment Management, Inc. (“WHV”

28

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
WHV International Equity Fund:
Investments in Securities*	$348,359,479	$348,359,479	$—	$—

WHV Emerging Markets Equity Fund:
Investments in Securities*	$5,906,056	$5,906,056	$—	$—

*	Please refer to Portfolio of Investments for details on portfolio holdings.

29

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, accounting principles generally accepted in the United States of America (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2013, there were no transfers between Levels 1, 2 and 3 for both Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based

30

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale

31

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the WHV International Equity Fund’s average daily net assets and 1.50% (on an annual basis) of the WHV Emerging Markets Equity Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013 for the WHV International Equity Fund and until December 31, 2013 for the WHV Emerging Markets Equity Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Funds. No recoupment will occur unless the Funds’ expenses are below the Expense Limitation. As of April 30, 2013, the amount of potential recovery was as follows:

	Expiration
	April 30, 2014	April 30, 2015	April 30, 2016
WHV International Equity Fund	$114,347	$ 38,946	—
WHV Emerging Markets Equity Fund	$ 56,380	$225,812	$217,693

32

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

For the year ended April 30, 2013 , the Adviser recouped $116,160 from WHV International Equity Fund.

For the year ended April 30, 2013, the advisory fee and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
WHV International Equity Fund	$3,311,679	—	$3,311,679
WHV Emerging Markets Equity Fund	$57,185	$(217,693)	$(160,508)

Hirayama Investments, LLC (“Hirayama“or the “Sub-Adviser”) serves as the sub-adviser to the WHV International Equity Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the WHV International Equity Fund. Sub-Advisory fees are paid by WHV, not the WHV International Equity Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Funds terminate their agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (“the Underwriter”) provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Class A Shares.

33

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2013, was $38,521 for the WHV International Equity Fund and $670 for the WHV Emerging Markets Equity Fund. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2013, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
WHV International Equity Fund	$49,944,077	$15,989,995
WHV Emerging Markets Equity Fund	5,704,275	5,072,264

4. Capital Share Transactions

For the year ended April 30, 2013 and the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	WHV International Equity Fund
	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Sales	720,281	$14,081,638	1,740,339	$33,373,071
Reinvestments	3,496	69,074	4,868	82,029
Redemption Fees*	—	7,272	—	15,886
Redemptions	(1,145,405)	(22,058,689)	(1,223,912)	(22,687,006)

Net increase/(decrease)	(421,628)	$(7,900,705)	521,295	$10,783,980

34

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

	WHV International Equity Fund
	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class I Shares
Sales	6,028,965	$117,879,077	8,339,672	$158,834,663
Reinvestments	44,140	873,537	39,261	662,731
Redemption Fees*	—	39,635	—	55,630
Redemptions	(3,765,149)	(73,138,074)	(3,739,908)	(69,905,860)

Net increase	2,307,956	$45,654,175	4,639,025	$89,647,164

	WHV Emerging Markets Equity Fund
	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Class A Shares
Sales	11,957	$106,079	68,420	$623,760
Reinvestments	118	1,099	138	1,077
Redemption Fees*	—	57	—	—
Redemptions	(22,791)	(185,047)	—	—

Net increase/(decrease)	(10,716)	$(77,812)	68,558	$624,837

Class I Shares
Sales	253,396	$2,293,625	479,124	$4,380,150
Reinvestments	2,880	26,728	847	6,597
Redemption Fees*	—	609	—	—
Redemptions	(127,750)	(1,151,907)	(15,379)	(141,230)

Net increase	128,526	$1,169,055	464,592	$4,245,517

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial

35

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2013, primarily attributable to treatment of foreign currency gain/(loss), were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
WHV International Equity Fund	$—	$ —	$—
WHV Emerging Markets Equity Fund	(2,044)	2,044	—

As of April 30, 2013, the tax characters of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$1,330,469	$—
WHV Emerging Markets Equity Fund	27,986	—

As of April 30, 2012, the tax characters of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$902,680	$—
WHV Emerging Markets Equity Fund	7,868	—

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
WHV International Equity Fund	$—	$1,688,804	$450,271	$27,835,958	$—
WHV Emerging Markets Equity Fund	(426,624)	28,259	—	594,045	(79,418)

36

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
WHV International Equity Fund	$320,523,521	$56,036,248	$(28,200,290)	$27,835,958
WHV Emerging Markets Equity Fund	5,312,011	786,389	(192,344)	594,045

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2013. For the fiscal year ended April 30, 2013, the Funds deferred to May 1, 2013 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
WHV International Equity Fund	$—	$—	$—
WHV Emerging Markets Equity Fund	—	79,418	—

Accumulated capital losses represent net capital loss carryovers as of April 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act was April 30, 2012.

37

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2013

As of April 30, 2013, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward
	Short-Term	Long-Term
WHV International Equity Fund	$ —	$ —
WHV Emerging Markets Equity Fund	416,431	10,193

During the fiscal year ended April 30, 2013, the WHV International Equity Fund utilized $439,858 of prior year capital loss carryforwards.

6. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

38

WHV FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV International Equity Fund and the

WHV Emerging Markets Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV International Equity Fund and the WHV Emerging Markets Equity Fund (the “Funds”) at April 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 25, 2013

39

WHV FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2013, the tax characters of distributions paid by the Funds were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
	Dividend	Dividend
WHV International Equity Fund	$1,330,469	$—
WHV Emerging Markets Equity Fund	27,986	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The WHV International Equity Fund and WHV Emerging Markets Equity Fund designate 100.00% and 76.37%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the WHV International Equity Fund and WHV Emerging Markets Equity Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.52% and 11.81%, respectively.

For the WHV International Equity Fund and WHV Emerging Markets Equity Fund, the percentage of qualified interest income related to dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.26% and 0.11%, respectively.

The Funds intend to pass through a foreign tax credit to the shareholders. For the year ended April 30, 2013, the total amount of foreign source income for the WHV International Equity Fund and WHV Emerging Markets Equity Fund is $5,362,183 and $41,323, respectively. The total amount of foreign tax to be paid for the WHV International Equity Fund and WHV Emerging Markets Equity Fund is $523,624 and $4,797, respectively. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

40

WHV FUNDS

Shareholder Tax Information

(Unaudited)

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

41

WHV FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

WHV FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

43

WHV FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustee” below may be deemed an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios)
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None

44

WHV FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28	Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

45

WHV FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None

1Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

46

WHV FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

47

Investment Adviser

WHV Investment Management, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser (WHV International Equity Fund)

Hirayama Investments, LLC

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

WHV FUNDS

of

FundVantage Trust

WHV International Equity Fund

WHV Emerging Markets Equity Fund

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2013

This report is submitted for the general information of the shareholders of the WHV Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV Funds.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Donald J. Puglisi, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Puglisi acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of business and a managing director of a financial services consulting firm.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2013	Fiscal Year 2012
Pricewaterhouse Coopers LLP	$467,557	$432,715
Ernst & Young LLP	$49,400	$59,000
Aggregate Fees	$516,957	$491,715

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2012 and $13,082 for 2013. The fees relate to federal and state tax compliance services (federal and state tax return preparation and filings), required income and capital gain distribution calculations, and preparation of the annual financial statement disclosures.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2013	Fiscal Year 2012
Pricewaterhouse Coopers LLP	$0	$0
Ernst & Young LLP	$13,082	$0
Aggregate Fees	$13,082	$0

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer
(principal executive officer)

Date 06/27/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer
(principal executive officer)

Date 06/27/2013

By (Signature and Title)* /s/ James G. Shaw
James G. Shaw, Treasurer and Chief Financial Officer
(principal financial officer)

Date 06/27/2013

* Print the name and title of each signing officer under his or her signature.